UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☒

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EAST KANSAS AGRI-ENERGY, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1304 S. Main, Garnett, Kansas 66032

Dear Members:

Your are cordially invited to attend a special meeting of the members (the “Special Meeting”) of East Kansas Agri-Energy , LLC (the “Company”) to be held on ___________, _____________, 2007 at the Anderson County Junior/Senior High School, 1100 West Highway 31, Garnett, Kansas. Registration for the meeting will begin at __________ __.m. The Special Meeting will commence at approximately _________.m., and adjourn at approximately __________ __.m.

At this important meeting, you will be asked to vote on the following:

•      Amendments to our Amended and Restated Operating Agreement. To amend our operating agreement to provide for the authorization of three separate and distinct classes of units:  Class A, Class B units and Class C units.

•      Reclassification of Units. To reclassify certain of our units into Class A units, Class B units and Class C units for the purpose of discontinuing the registration of our units under the Securities Exchange Act of 1934.

In connection with the proposals to amend our Amended and Restated Operating Agreement and to reclassify our existing common equity units, units held by unit holders who are the record holders of 20 or more units will be renamed as Class A units. Unit holders who are the record holders of at least 10 but no more than 19 units will receive one Class B unit for every unit held by such unit holders immediately prior to the reclassification transaction. Unit holders who are the record holders of 9 or fewer units will receive one Class C unit for every unit held by such unit holders immediately prior to the reclassification transaction. Generally, if the proposed amendments to our Amended and Restated Operating Agreement are approved, the voting and transfer rights of the Class A units will remain relatively unchanged. The voting rights of Class B units will be restricted to the election of directors and dissolution of the Company. The transfer rights of Class B units will be restricted to transfers in blocks of 10 units or more that are approved by our board of directors. Class C units will have no voting rights except under very limited circumstances. However, Class C units will be more freely transferable than Class A and Class B units. Our board of directors will be provided with the authority to disallow a transfer of Class A units if such transfer would result in 300 or more Class A unit holders of record or a transfer of Class B units or C units if such transfer would result in 500 or more Class B or C unit holders or such other number as required to maintain the suspension of our duty to file periodic reports with the SEC. Under the proposed Second Amended and Restated Operating Agreement, the new Class B and Class C unit holders will receive the same share of our “profits” and “losses” as our Class A unit holders, and their respective rights to receive distributions of our assets will not change.

The primary effect of the reclassification will be to reduce the total number of holders of record of our common equity units to below 300. As a result, pursuant to Rule 13e-3, we will terminate the registration of our units under federal securities laws and our SEC reporting obligations will be suspended. This transaction is known as a 13e-3 going private transaction under the Exchange Act of 1934. Additionally, because the Class B and Class C units will be held by less than 500 holders of record, the Class B and Class C units will be unregistered securities and therefore, will not be subject to the public reporting requirements imposed by the SEC.

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We are proposing the amendments to our operating agreement because our board of directors has concluded, after careful consideration, that the costs and other disadvantages associated with being a reporting company with the Securities and Exchange Commission (SEC) outweigh any of the advantages. We believe the terms of the proposed reclassification transaction are fair and in the best interest of our affiliated and unaffiliated unit holders. Our board unanimously recommends that you vote “FOR” the proposal to approve our Second Amended and Restated Operating Agreement. The accompanying proxy statement includes a discussion of the reasons, effects, alternatives and factors considered by the board in connection with its approval of the reclassification, and we encourage you to read carefully the proxy statement and appendices. As discussed in greater detail in the proxy statement, you will not have appraisal rights in connection with the reclassification transaction.

If you have any questions regarding the information in the proxy statement or regarding completion of the enclosed proxy card, please call the Company at (785) 448-2888.

Only members listed on the Company’s records at the close of business on  September 30, 2007 are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments thereof.

All members are cordially invited to attend the Special Meeting in person. However, to assure the presence of a quorum, the board of directors requests that you promptly sign, date and return the enclosed proxy card, which is solicited by the board of directors, whether or not you plan to attend the meeting. The proxy will not be used if you attend and vote at the meeting in person. You may fax the enclosed proxy card to the Company at (785) 448-2884 or mail it to us using the enclosed envelope.

By order of the Directors,

/s/ William R. Pracht

WILLIAM R. PRACHT

Chairman of the Board

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the amendments to our operating agreement or the reclassification transaction or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

This proxy statement is dated ______, 2007 and is being mailed to shareholders on or about ______, 2007.

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1304 S. Main, Garnett, Kansas 66032

NOTICE OF SPECIAL MEETING OF MEMBERS

To be held on ___________, 2007

Notice is hereby given that a special meeting of members of East Kansas Agri-Energy, LLC will be held on _____________, 2007, at _______ __.m. central time, at the Anderson County Junior/Senior High School, 1100 West Highway 31, Garnett, Kansas for the following purposes:

1.     Amendment to our Amended and Restated Operating Agreement. To amend our operating agreement to provide for the authorization of three separate and distinct classes of units, Class A, Class B units and Class C units.

2.     Reclassification of Units. To reclassify certain of our units into Class A units, Class B units and Class C units for the purpose of discontinuing the registration of our units under the Securities Exchange Act of 1934.

In connection with the proposals to amend our Amended and Restated Operating Agreement and to reclassify our existing common equity units, units held by unit holders who are the record holders of 20 or more units will be renamed as Class A units. Unit holders who are the record holders of at least 10 but not more than 19 units will receive one Class B unit for every unit held by such unit holders immediately prior to the reclassification transaction. Unit holders who are the record holders of 9 or fewer units will receive one Class C unit for every unit held by such unit holders immediately prior to the reclassification transaction. Generally, if the proposed amendments to our Amended and Restated Operating Agreement are approved, the voting and transfer rights of the Class A units will remain relatively unchanged. The voting rights of Class B units will be restricted to the election of directors and dissolution of the Company. The transfer rights of Class B units will be restricted to transfers in blocks of 10 units or more that are approved by our board of directors. Class C units will have no voting rights except under very limited circumstances. However, Class C units will be more freely transferable than Class A and Class B units. Our board of directors will be provided with the authority to disallow a transfer of Class A units if such transfer would result in 300 or more Class A unit holders of record or a transfer of Class B units or C units if such transfer would result in 500 or more Class B or C unit holders or such other number as required to maintain the suspension of our duty to file periodic reports with the SEC. Under the proposed Second Amended and Restated Operating Agreement, the new Class B and Class C unit holders will receive the same share of our “profits” and “losses” as our Class A unit holders, and their respective rights to receive distributions of our assets will not change. Unit holders of record at the close of business on September 30, 2007 are entitled to notice of and to vote at the Special Meeting of Members and any adjournment or postponement of the Special Meeting.

By order of the Directors,

/s/ William R. Pracht

WILLIAM R. PRACHT

Chairman of the Board

YOUR VOTE IS VERY IMPORTANT.

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Whether or not you plan to attend the special meeting in person, please take the time to vote by completing and marking the enclosed proxy card in the enclosed postage-paid envelope. If you attend the special meeting, you may still vote in person if you wish, even if you have previously returned your proxy card.

Your board of directors unanimously recommends that you vote “FOR” approval of the proposed amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement that will, among other things, effect the reclassification.

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TABLE OF CONTENTS

SUMMARY TERM SHEET	7
QUESTIONS AND ANSWERS ABOUT AND SUMMARY TERMS OF THE RECLASSIFICATION TRANSACTION	7
SPECIAL FACTORS	15
DESCRIPTION OF UNITS	38
ABOUT THE SPECIAL MEETING	45
FINANCIAL INFORMATION	47
MARKET PRICE OF EAST KANSAS AGRI-ENERGY, LLC	48
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	49
UNIT PURCHASE INFORMATION	51
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	51
OTHER MATTERS	53

APPENDIX A	AMENDED AND RESTATED OPERATING AGREEMENT
APPENDIX B	PROPOSED SECOND AMENDED AND RESTATED OPERATING AGREEMENT
APPENDIX C	ANNUAL REPORT FOR FISCAL YEAR ENDED DECEMBER 31, 2006 ON FORM 10-KSB AND QUARTERLY REPORT FOR QUARTER ENDED JUNE 30, 2007 ON FORM 10-Q

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SUMMARY TERM SHEET

This summary provides an overview of material information from this proxy statement about the proposed reclassification transaction and the proposed amendments to our currently effective Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement. However, it is a summary only. To better understand the transaction and for a more complete description of its terms, we encourage you to read carefully this entire document and the documents to which it refers before voting.

In this proxy statement, “East Kansas,” “we,” “our,” “ours,” “us” and the “Company” refer to East Kansas Agri-Energy, LLC a Kansas limited liability company. The term “reclassification” refers to the reclassification of our registered units into three separate classes of units, Class A, Class B and Class C. The reclassification is designed to reduce the number of East Kansas unit holders of record holding our common equity units to below 300, which will allow us to suspend our filing obligations under the Securities Exchange Act of 1934, as amended. “Class A unit holders” refers to unit holders of our common equity units of record with 20 or more units. The new “Class B unit holders” refers to all the East Kansas unit holders of record with between 19 and 10 units. The new “Class C unit holders” refers to all the East Kansas unit holders of record with 9 or fewer units.

East Kansas Agri-Energy, LLC

East Kansas Agri-Energy, LLC was formed as a Kansas limited liability company on October 16, 2001. Our principal business office is currently located at 1304 South Main Street, Garnett, Kansas 66032. We are managed by an 11 member board of directors.

Since June 2005, we have been engaged in the production of ethanol and distillers grains. The principal markets for our ethanol are regional petroleum terminals located in major population centers in Kansas and neighboring states, including such cities as Kansas City, Missouri; Wichita, Kansas; Tulsa, Oklahoma; and St. Louis, Missouri.

QUESTIONS AND ANSWERS ABOUT AND SUMMARY TERMS OF THE RECLASSIFICATION TRANSACTION

Q:            What is the proposed reclassification transaction?

A:                                   We are proposing that our members adopt a Second Amended and Restated Operating Agreement that will include amendments to our currently effective Amended and Restated Operating Agreement dated March 13, 2002. If the proposed Second Amended and Restated Operating Agreement is adopted, it will, among other things, result in the creation of three separate classes of units, Class A units, Class B units and Class C units and the reclassification of units held by holders of 20 or more units into Class A units, units held by holders of between 19 and 10 units into Class B units, and units held by holders of 9 or fewer units into Class C units on the basis of one unit of Class A, Class B or Class C for each unit currently held by such unit holder.

We are proposing that you adopt two general amendments to our currently effective operating agreement, one of which will provide for the authorization of three classes of units, Class A, Class B and Class C units and the other of which will provide for the authorization of the reclassification of our existing units into the three separate and distinct classes. Unless both amendments pass, neither amendment will be implemented. Thus, for purposes of this proxy statement, when we refer to the term “reclassification transaction” we are referring to both the creation of the three classes of units and the reclassification of our units since we will not implement one amendment without each of the two amendments being approved. See “ – Overview of the Reclassification Transaction” beginning on page 15.

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Q:                                   What is the purpose of the proposed reclassification transaction?

A:                                   The purpose of the reclassification transaction is to allow us to terminate our SEC reporting obligations (referred to as “going private”) by reducing the number of our record unit holders of our common equity units, which will be reclassified as Class A units, to less than 300 and by having under 500 record unit holders of each of our Class B and Class C units. This will allow us to suspend our registration under the Securities Exchange Act of 1934, as amended, and relieve us of the costs typically associated with the preparation and filing of public reports and other documents. See “ – Purpose and Structure of the Reclassification Transaction” beginning on page 26.

Q:                                   What will be the effects of the reclassification transaction?

A:                                   The reclassification transaction is a “going private transaction” for East Kansas, meaning that it will allow us to deregister with the Securities and Exchange Commission (“SEC”) and we will no longer be subject to reporting obligations under federal securities laws. As a result of the reclassification transaction, among other things:

•                  The number of our record unit holders holding our common equity units currently registered under the Securities Act of 1933, which will be reclassified as Class A units, will be reduced from approximately 698 to approximately 254 and the number of outstanding registered units will decrease approximately 19%  from 21,898 to approximately 17,758;

•                  The number of Class B units will correspondingly increase from zero to approximately 3,958 to be held by approximately 382 Class B unit holders of record;

•                  The number of Class C units will correspondingly increase from zero to approximately 204 to be held by approximately 64 unit holders of record;

•                  As a group, the percentage beneficial ownership of and voting power over Class A units by all directors and executive officers of East Kansas will increase approximately 6% from approximately 28% to approximately 34% after the reclassification, which is unlikely to have any practical effect on their collective ability to control the Company;

•                  The affiliated and unaffiliated new Class A, Class B and Class C unit holders will have received one Class A, Class B or Class C unit for each unit held by them immediately prior to the effective time of the reclassification and will continue to have an equity interest in East Kansas and therefore, will continue to share in our profits and losses and may be entitled to realize any future value received in the event of any sale of the Company;

•                  Because of the reduction of our total number of record unit holders of our common equity units, to less than 300 and because the total number of record unit holders of the Class B and Class C units will be less than 500 for each class, we will be allowed to suspend our status as a reporting company with the SEC;

•                  The new Class B unit holders will have limited voting rights and will have no rights to amend our Second Amended and Restated Operating Agreement unless the proposed amendment alters the unit holders economic interest or modifies the unit holders limited liability. In addition, Class B unit holders will have no right to transfer their units except under very limited circumstances. The loss of these rights may cause potential purchasers of Class B units to value these units at a value less than Class A units; and

•                  The new Class C unit holders will have no voting rights except under very limited circumstances and will have no right to nominate, elect or remove directors or to amend our Second Amended and Restated Operating Agreement unless the proposed amendment alters the unit holders economic interest or modifies the unit holders limited liability. The loss of these rights may cause

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potential purchasers of Class C units to value these units at a value less than Class A or Class B units.

For a further description of how the reclassification transaction will affect you, please see “ – Effects of the Reclassification Transaction on Unit Holders of East Kansas” beginning on page 30.

Q:                                   What does it mean for East Kansas and our unit holders that East Kansas will no longer be a public company and subject to federal securities laws reporting obligations?

A:                                   We will no longer be required to file annual, quarterly and current reports with the SEC, which reports contain important information on the business and financial condition of our Company, so this information will no longer be available to our unit holders. In addition, the liquidity of the units you hold in East Kansas may be further reduced since there will be no public information available about East Kansas and all of our units will only be tradable in privately negotiated transactions. We will also no longer be subject to the Sarbanes-Oxley Act, which, among other things, requires our CEO and CFO to certify as to the accuracy of our financial statements and the accuracy of our internal controls over financial reporting.

Q:                                   Why are you proposing the reclassification transaction?

A:                                   Our reasons for the reclassification transaction are based on:

•                  The administrative burden and expense of making our periodic filings with the SEC;

•                  The fact that as a reporting company, we are required to disclose information to the public, including to actual or potential competitors, that may be helpful to these competitors in challenging our business operations and to take market share, employees and customers away from us. Terminating our public company reporting obligations will help to protect that sensitive information from required or inadvertent disclosure;

•                  The fact that operating as a non-SEC reporting company will reduce the burden on our management and employees which arises from increasingly stringent SEC reporting requirements, thus allowing management to focus more of its attention on our customers and the community in which we are operating;

•                  The fact that management will have increased flexibility to consider and initiate actions such as a merger or sale of the Company without having to file a preliminary proxy statement with the SEC and otherwise comply with Regulation 14A of the Securities Exchange Act, which may produce long-term benefits and growth;

•                  The fact that our unit holders receive limited benefit from being an SEC reporting company because of our small size and the limited trading of our units compared to the costs associated with the disclosure and procedural requirements of the Sarbanes-Oxley Act;

•                  The fact that a going private transaction could be structured in a manner that would allow all our unit holders to retain an equity interest in the Company, and none of our unit holders would be forced out by means of a cash reverse stock split or other transaction;

•                  The estimated expense of a going private transaction; and

•                  The fact that the reclassification transaction allows us to discontinue our reporting obligations with the SEC, while still allowing our smaller unit holders to retain an equity interest in our Company and participate in any future value received.

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We considered that some of our unit holders may prefer that we continue as an SEC-reporting company, which is a factor weighing against the reclassification transaction. However, we believe that the disadvantages and costs of continuing our reporting obligations with the SEC outweigh any advantages associated with doing so. See “ – Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page 19.

Based on a careful review of the facts and circumstances relating to the reclassification transaction, our board of directors believes that the reclassification transaction and the terms and provisions of the reclassification transaction are substantively and procedurally fair to our unit holders. Our board of directors unanimously approved the reclassification transaction.

In the course of determining that the reclassification transaction is fair to and is in the best interests of our unit holders including both unit holders who will continue to hold our common equity units as Class A units as well as those unit holders whose units will be reclassified into Class B or Class C units, our board considered a number of positive and negative factors affecting these groups of unit holders in making its determination. To review the reasons for the reclassification transaction in greater detail, please see “ – Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page 19.

Q:            What is the recommendation of our board of directors regarding the proposal?

A:                                   The board of directors has determined that the reclassification transaction is advisable and in the best interests of our shareholders. Our board of directors has unanimously approved the reclassification transaction and recommends that you vote “FOR” approval of this matter at the special meeting. See “—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page 19.

Q:            What will I receive in the reclassification transaction?

A:                                   If you own, in record name, 20 or more of our common equity units on the date of the reclassification, your units will automatically be converted into an equal number of Class A units. If you own, in record name, between 19 and 10 of our common equity units on the date of the reclassification, your units will automatically be converted into an equal number of Class B units. If you own, in record name, 9 or fewer of our common equity units on the date of the reclassification, your units will automatically be converted into an equal number of Class C units.

In the event the proposals to amend our current operating agreement and to reclassify our units are adopted and you receive units of Class A, Class B or Class C units:

•                  You will receive no consideration for your units when they are reclassified into Class A, Class B or Class C units;

•                  You may hold units even less liquid that the units you currently hold because there is no existing market for our Class A, Class B or Class C units;

•                  Class B and Class C unit holders will receive a security with limited voting rights;

•                  Class A and Class B unit holders will receive a security with very limited transferability rights; and

•                  All of our unit holders will lose the benefits of holding securities registered under Section 12 of the Securities Exchange Act of 1934.

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For additional information, see “—Effects of the Reclassification Transaction on Unit Holders of East Kansas” beginning on page 30 and “—Effects of the Reclassification Transaction on East Kansas; Plans or Proposals after the Reclassification Transaction” beginning on page 27.

Q:            What are the terms of the Class A, Class B and Class C units?

A:            The following table sets for the principal differences between our three classes of units:

	Class A	Class B	Class C

Voting Rights	Entitled to vote on all matters for which unit holder approval is required under our operating agreement or Kansas law.

Entitled to vote on the election of our directors, voluntary dissolution and as may be required by our operating agreement or Kansas law. Our Class B unit holders may only vote on amendments to our operating agreement that modify the limited liability of the unit holder or alter the unit holder’s economic interest.

Only entitled to vote on voluntary dissolution and as may be required by our operating agreement or Kansas law. Our Class C unit holders may only vote on amendments to our operating agreement that modify the limited liability of the unit holder or alter the unit holder’s economic interest.

Distributions	If and when declared by our board of directors.	If and when declared by our board of directors.	If and when declared by our board of directors.

Liquidation Rights	Entitled to distribution of assets as set out in our operating agreement and on the same basis as holders of Class B and Class C units.	Entitled to distribution of assets as set out in our operating agreement and on the same basis as holders of Class A and Class C units.	Entitled to distribution of assets as set out in our operating agreement and on the same basis as holders of Class A and Class B units.

Transfer Rights

Transfer will only be allowed pursuant to the restrictions set forth in our operating agreement and tax and securities laws. Our board of directors has the authority to prohibit transfers that will result in 300 or more Class A unit holders of record.

Transfer will only be allowed in blocks of 10 units and pursuant to the restrictions set forth in our operating agreement and tax and securities laws. Our board of directors has the authority to prohibit transfers that will result in 500 or more Class B unit holders of record.

Transfer will only be allowed pursuant to the restrictions set forth in our operating agreement and tax and securities laws. Our board of directors has the authority to prohibit transfers that will result in 500 or more Class C unit holders of record.

For a complete description of the terms of the Class A, Class B or Class C units, please refer to “—Terms of the Class A Units to be Received in the Reclassification Transaction beginning on page 40, “—Terms of the Class B Units to be Received in the Reclassification Transaction” beginning on page 41, and “—Terms of the Class C Units to be Received in the Reclassification Transaction” beginning on page 42.

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Q:                                   Why are 20 units and 10 units the “cutoff” numbers for determining which unit holders will receive Class A, Class B or Class C units?

A:                                   The purpose of the reclassification transaction is to reduce the number of our record unit holders of our common equity units to fewer than 300 and to have under 500 record unit holders of each of our Class B and Class C units, which will allow us to deregister as an SEC-reporting company. Our board selected 20 units and 10 units as the “cutoff” number in order to enhance the probability that after the reclassification transaction, if approved, we will have fewer than 300 record unit holders of our common equity units and have fewer than 500 record unit holders of each of our Class B and Class C units. See “—Background of the Reclassification Transaction” beginning on page 16 and “—Purpose and Structure of the Reclassification Transaction” beginning on page 26.

Q:                                   When is the reclassification transaction expected to be completed?

A:                                   If the proposed reclassification transaction is approved at the special meeting, we expect to complete such reclassification transaction as soon as practicable following the special meeting.

Q:            What if the proposed reclassification transaction is not completed?

A:                                   It is possible that the proposed reclassification transaction will not be completed. The proposed reclassification transaction will not be completed if, for example, the holders of a majority of our outstanding units do not vote to adopt the reclassification transaction. If the reclassification transaction is not completed, we will continue our current operations, and we will continue to be subject to the reporting requirements of the SEC.

Q:                                   What will happen if, through negotiated trades, East Kansas gains additional unit holders requiring SEC registration?

A:                                   We are currently subject to the reporting obligations under Section 13(a) of the Exchange Act, which requires us to file periodic reports with the SEC, because our units are registered under Section 12 of the Exchange Act. Such registration is required under Section 12 because we have more than 500 unit holders of record. If the unit holders approve the proposals to adopt the Second Amended and Restated Operating Agreement and to reclassify our units, our common equity units will be held by less than 300 unit holders of record.

We may then file a Form 15 and terminate the registration of our units and the obligation to file Section 13(a) periodic reports arising under Section 12; however, our periodic reporting obligations arising under Section 15(d) of the Exchange Act cannot be terminated, but can only be suspended. Therefore, if the number of our unit holders of our common equity units ever rises above 300 as of the last day of any fiscal year, then we will again be responsible for filing reports in compliance with Section 15(d). This would require us to file periodic reports going forward and an annual report for the preceding fiscal year. If the unit holders of record for our Class B or Class C units ever exceed 500, then we will again become fully regulated under additional disclosure provisions of the Exchange Act and we will again be responsible for filing reports. See “—Potential Registration of the Class B or Class C Units or Discontinuation of our Suspended Duty to Report” beginning on page 28.

Q:                                   If the reclassification transaction is approved, will we continue to have financial statements audited and will unit holders receive information on our Company?

A:                                   Even if we terminate our registration with the SEC, we will continue to have our financial statements audited and send out periodic information to our unit holders. Periodic information would include financial updates along with industry and company specific items of interest. Pursuant to the terms of our operating agreement, we also intend to continue to prepare and distribute annual reports to our unit holders.

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Q:                                   Will I have appraisal rights in connection with the reclassification transaction?

A:                                   Under Kansas law, you do not have appraisal rights in connection with the reclassification transaction, and pursuant to our Amended and Restated Operating Agreement, you have waived any dissenter’s rights that may have otherwise been available. In connection with the reclassification transaction, you may pursue all other available remedies under applicable law. See “—Appraisal and Dissenters’ Rights” beginning on page 35.

Q:                                   What are the tax consequences of the reclassification transaction?

A:                                   We believe the reclassification, if approved and completed, will have the following federal income tax consequences:

•                  The reclassification transaction should result in no material federal income tax consequences to us;

•                  Those unit holders continuing to hold our common equity units as Class A units will not recognize any gain or loss in connection with the reclassification;

•                  Those unit holders receiving Class B or Class C units will not recognize any gain or loss in the reclassification, their adjusted tax basis in their Class B or Class C units held immediately after the reclassification will equal their adjusted tax basis in their original common equity units held immediately before the reclassification, and their holding period for their Class B and Class C units will include the holding period during which their original common equity units were held. For further discussion of the tax consequences of the reclassification transaction, see “—Material Federal income Tax Consequences of the Reclassification Transaction” beginning on page 34.

Because determining the tax consequences of the reclassification transaction can be complicated and depends on your particular tax circumstances, you should consult your own tax advisor to understand fully how the reclassification transaction will affect you.

Q:            Should I send in my unit certificates now?

A:                                   No. If the reclassification transaction is approved at the special meeting, we will send you written instructions for exchanging your unit certificates for Class A, Class B or Class C units after the reclassification transaction is completed.

Q:                                   Do our directors and officers have different interests in the reclassification transaction?

A:                                   You should be aware that our directors and executive officers have interests in the reclassification transaction that may present actual or potential, or the appearance of actual or potential, conflicts of interest in connection with the reclassification transaction.

We expect that most of our directors and executive officers will own more than 20 units at the effective time of the reclassification transaction, and therefore will be Class A unit holders if the reclassification transaction is approved. Because there will be fewer Class A units following the reclassification transaction, and because the Class B and Class C units will have limited voting rights, the directors and executive officers who will be Class A unit holders will own a larger relative percentage of the voting interest in the Company. As of the record date, these directors and executive officers collectively beneficially held and had voting power over 6,114 units, or 28% of our units. Based upon our estimates, taking into account the effect of the reclassification transaction, the directors and executive officers will beneficially hold and have voting power over 34% of our Class A units following the reclassification transaction. This represents a potential conflict of interest because our directors approved the proposed amendments to our Amended and Restated Operating Agreement contained in the Second Amended and Restated Operating Agreement and reclassification transaction and are recommending that you approve them. Despite

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the potential conflict of interest, our board believes the proposed reclassification transaction is fair to our unaffiliated unit holders for the reasons discussed in this proxy statement. See “—Interests of Certain Persons in the Reclassification Transaction” beginning on page 33.

Q:                                   How are we financing the reclassification transaction?

A:                                   We estimate that the reclassification transaction will cost approximately $200,000, consisting of professional fees and other expenses payable by or related to the reclassification transaction. See “—Fees and Expenses” beginning on page 35 for a breakdown of the expenses associated with the reclassification transaction. We intend to pay the expenses of the reclassification transaction with working capital. Our board believes that it has attempted to balance the interests of reducing our expenses in transitioning to a non-SEC reporting company while at the same time affording all unit holders the opportunity to retain an equity ownership interest in the Company.

Q:                                   Where can I find more information about East Kansas?

A:                                   Information about us is also available at our website at www.ekaellc.com, under “SEC Compliance,” which includes links to reports we have filed with the Securities and Exchange Commission. The contents of our website are not incorporated by reference in this Proxy Statement.

Q:                                   Who can help answer my questions?

A:                                   If you have questions about the reclassification transaction after reading this proxy statement or need assistance in voting your units, you should contact Tom Leitnaker of East Kansas at (785) 448-2888.

Q:                                   What is the voting requirement for approval of the reclassification transaction?

A:                                   Approval of the reclassification transaction and the amendments to our Amended and Restated Operating Agreement contained in the Second Amended and Restated Operating Agreement requires the affirmative vote of a majority of the total outstanding common equity units, or 11,168 of the 21,898 units.

You may vote your units in person by attending the special meeting, or by mailing us your completed proxy if you are unable or do not wish to attend. You can revoke your proxy at any time before we take a vote at the meeting by submitting a written notice revoking the proxy, or by attending the meeting and voting in person. See “—Voting and Revocation of Proxies” beginning on page 46.

Q:            What is the effect of an abstention?

A:                                   Because approval of the reclassification requires a majority vote of the unit holders, abstentions will count for purposes of establishing a quorum at the special meeting and will have the effect of a vote “AGAINST” the reclassification transaction. See “—Quorum; Vote Required for Approval” beginning on page 45.

Q:                                   Who will count the votes?

A:                                   All votes will be tabulated by Tom Leitnaker, Company’s Controller and Chief Financial Officer, and the inspector of election appointed for the special meeting, who will separately tabulate affirmative and negative votes and abstentions.

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Q:                                   Who is paying for this proxy solicitation?

A:                                   The entire cost of this proxy solicitation will be borne by East Kansas. The cost will include the cost of supplying necessary additional copies of the solicitation material for beneficial owners of units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such material and report to such beneficial owners. See “—Solicitation of Proxies; Expenses of Solicitation” beginning on page 46.

SPECIAL FACTORS

Overview of the Reclassification Transaction

This proxy statement is being furnished in connection with the solicitation of proxies by our board of directors at a special meeting at which our members will be asked to consider and vote upon amendments to our Amended and Restated Operating Agreement. If approved, the amendments to our Amended and Restated Operating Agreement contained in the Second Amended and Restated Operating Agreement will, among other things, result in a reclassification of our common equity units into three separate and distinct classes.

If the amendments to our Amended and Restated Operating Agreement contained in the Second Amended and Restated Operating Agreement and the reclassification transaction are approved as described below, unit holders of record with 20 or more units immediately prior to the reclassification transaction will receive one Class A unit for each of their common equity units held immediately prior to the reclassification transaction. Unit holders of record with between 19 and 10 units immediately prior to the reclassification transaction will receive one Class B unit for each of their common equity units held immediately prior to the reclassification transaction. Unit holders of record with 9 or fewer units immediately prior to the reclassification transaction will receive one Class C unit for each of their common equity units held immediately prior to the reclassification transaction. We intend, immediately following the reclassification, to terminate the registration of our common equity units with the SEC and suspend further reporting under the Securities Exchange Act of 1934, as amended.

If approved by our unit holders at the special meeting and implemented by our board of directors, the reclassification transaction will generally affect our unit holders as follows:

UNIT HOLDER POSITION PRIOR TO THE RECLASSIFICATION TRANSACTION	EFFECT OF THE RECLASSIFICATION TRANSACTION

Unit holders of record holding 20 or more units	Unit holder will hold the same number of units held prior to the reclassification transaction as Class A units.
Unit holders of record holding between 19 and 10 units	Unit holders will hold the same number of units held prior to the reclassification transaction as Class B units.
Unit holders of record holding 9 or fewer units	Unit holders will hold the same number of units held prior to the reclassification transaction as Class C units.
Unit holders holding units in “street name” through a nominee (such as a bank or broker)

The reclassification transaction will be effected at the record unit holder level. Therefore, regardless of the number of beneficial holders or the number of shares held by each beneficial holder, shares held in “street name” will be subject to the reclassification transaction, and the beneficial holders who hold their units in “street name” will be continuing unit holders with the same number of units as before the reclassification transaction.

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The effects of the reclassification transaction on each group of unit holders are described more fully below under “ – Effects of the Reclassification Transaction on Unit Holders of East Kansas” beginning on page 30 and the effects on the Company are described more fully below under “ – Effects of the Reclassification Transaction on East Kansas; Plans or Proposals after the Reclassification Transaction” beginning on page 27.

Background of the Reclassification Transaction

As an SEC reporting company, we are required to prepare and file with the SEC, among other items, the following:

•                  Annual Reports on Form 10-K;

•                  Quarterly Reports on Form 10-Q; and

•                  Current Reports on Form 8-K.

Our management and several of our employees expend considerable time and resources preparing and filing these reports and we believe that energy could be beneficially diverted to other areas of our operations that would allow management and those employees to focus more of their attention on our business. Also, as a reporting company, we are required to disclose information to the public including to actual or potential competitors, that may be helpful to the competitors in challenging our business operations and to take market share, employees and customers away from the Company. In addition, the costs associated with these reports and other filing obligations comprise a significant corporate overhead expense. These costs include, but are not limited to, securities counsel fees, auditor fees, special board meeting fees, costs of printing and mailing documents, and word processing and filing costs. Our registration and reporting related costs have been increasing over the years, and we believe they will increase significantly this year when we become subject to the rules adopted by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, following the extension by the SEC of the compliance deadline. These rules require us to include in our Annual Report on Form 10-K our management’s report on, and assessment of, the effectiveness of our internal controls over financial reporting. In addition, our independent auditors must attest to and report on management’s assessment of the effectiveness of our internal controls over financial reporting and the effectiveness of those internal controls. We estimate that our costs and expenses incurred in connection with SEC reporting for 2007 will be approximately $250,000 as a result of the adoption and implementation of the Sarbanes-Oxley Act.

As of September 30, 2007, we had 21,898 units issued and outstanding, held by approximately 698 current unit holders of record. Of our approximately 698 unit holders of record, we believe approximately 444, or 64%, hold 19 or fewer units. Our board of directors and management believe that the recurring expense and burden of our SEC-reporting requirements described above are not cost efficient for East Kansas. Becoming a non-SEC reporting company will allow us to avoid these costs and expenses. In addition, once our SEC reporting obligations are suspended, we will not be subject to the provisions of the Sarbanes-Oxley Act of 2002 or the liability provisions of the Securities Exchange Act of 1934, as amended, and our officers will not be required to certify the accuracy of our financial statements under SEC rules.

There can be many advantages to being a public company, possibly including a higher value for our units, a more active trading market and the enhanced ability of the Company to raise capital or make acquisitions. However, there is a limited market for our units and, in order to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our member units cannot be traded on an established securities market or be readably tradable in a secondary market, thereby assuring that there will continue to be a limited market for our member units. We have therefore not been able to effectively take advantage of these benefits. Based on the limited number of units available and the trading restrictions we must observe under the Internal Revenue Code, we believe it is highly unlikely that our units would ever achieve an active and liquid market comprised of

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many buyers and sellers.  In addition, as a result of our limited trading market and our status as a limited liability company, we are unlikely to be well-positioned to use our public company status to raise capital in the future through sales of additional securities in a public offering or to acquire other business entities using our units as consideration.

At a regular meeting of our board of directors held on December 14, 2006, our management reported to the board of directors on the costs and administrative burdens associated with being a public company as discussed above. Management also reported that the Company receives little benefit in being a public company. In particular, earnings are sufficient to support our growth without accessing public market and there is little trading volume with our common equity units. Our board of directors discussed these burdens and costs and lack of benefits, and it became clear that the recurring expense and burden of our SEC-reporting requirements are not cost efficient and that becoming a non-SEC reporting company would allow us to avoid these costs and expenses. Our board concluded that the benefits of being an SEC-reporting company are substantially outweighed by the burden on management and the expense related to the SEC reporting obligations. As a result, our board directed that management explore the possibility of becoming a non-SEC reporting company.

In May 2007 management contacted counsel regarding preliminary issues related to going private transactions, including the strategic alternatives available for a going private transaction. Our board considered the requirements for going private as well as the alternatives available for a going private transaction, including a reverse unit split, self-tender offer, and a reclassification of our units in order to reduce our number of record holders to below 300.

At a regular meeting of our board of directors held on May 16, 2007, the strategic alternatives were discussed. In this meeting our board had substantial discussions regarding the costs associated with going private and the ongoing costs of remaining an SEC-reporting company. The board also discussed alternatives to a reclassification, including a tender offer or a reverse stock split whereby unit holders owning less than a certain number of units would be “cashed out.”  Because our cash resources to effect such a transaction are limited and we believe many of our unit holders feel strongly about retaining their equity interest in our Company, management and our board found the prospect of effecting a going private transaction by reclassifying some of our units an attractive option. The board authorized management to continue its investigation and evaluation of a proposed going private transaction.

At a special meeting of our board held on June 29, 2007 and attended either in person by our counsel and advisors, our Chief Financial Officer led a discussion with the board on the business considerations for engaging in a going private transaction, highlighting the advantages and disadvantages and issues raised in a going private transaction. Specifically, the board discussed the following advantages of going private:

•                  As a reporting company, we are required to expend significant costs in connection with our ‘34 Act obligations, including, but not limited to, higher external auditing and accounting costs, higher costs of internal controls, increased SEC reporting costs, increased legal/consulting costs, and special board meeting fees. These costs are expected to increase as we become subject to the rules adopted by the SEC pursuant to section 404 of the Sarbanes-Oxley Act. Suspending our public company reporting obligations will help reduce or eliminate these additional and significant costs.

•                  As a reporting company, we are required to disclose information to the public, including to actual or potential competitors, that may be helpful to these competitors in challenging our business operations and to take market share, employees and customers away from us. Suspending our public company reporting obligations will help to protect that sensitive information from required or inadvertent disclosure.

•                  Operating as a non-SEC reporting company will reduce the burden on our management and employees that arises from the increasingly stringent SEC reporting requirement, thus allowing management and our employees to focus more of their attention on our core business.

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•                  Operating a non-SEC reporting company may eliminate the pressure and expectation to produce short-term per unit earnings and may increase management’s flexibility to consider and initiate actions that may produce long-term benefits and growth.

•                  Our unit holders receive limited benefit from being an SEC reporting company because of our small size and the limited trading of our units compared to the costs associated with the disclosure and procedural requirements of the Sarbanes-Oxley Act.

•                  Our smaller unit holders will continue to have an equity interest in our Company and therefore participate in any future value received.

At this meeting, the board also considered the potential negative consequences of this transaction to our unit holders, and in particular, our smaller unit holders who will be reclassified into Class B and Class C units:

•                  Our unit holders will lose the benefits of registered securities such as access to the information concerning the Company that is required to be disclosed in periodic reports to the SEC.

•                  Our unit holders will lose certain statutory safeguards since we will no longer be subject to the requirements of the Sarbanes-Oxley Act, which required our CEO and CFO to certify as to the Company’s financial statements and internal controls over financial reporting and as to the accuracy of our reports filed with the SEC.

•                  The value and liquidity of our units may be reduced as a result of the Company no longer being a public company or as a result of the differing terms among the reclassified units.

•                  Our potential costs, in terms of time and dollars, in connection with accomplishing the going private filings.

•                  We could have a lower public profile in our community as a result of going private.

•                  Going private may reduce the attractiveness of stock based incentive plans, which are often used for executives and other key employees.

•                  Potential liability may exist for our officers and directors associated with the “interested” nature of the deregistration transaction.

•                  We may have increased difficulty in raising equity capital in the future, potentially limiting our ability to expand.

Additionally, at the meeting, the process and mechanism for going private was discussed. The board discussed the possibility of forming an independent special committee to evaluate the reclassification transaction. However, the board believed that the fact that our board would be treated the same as the other unit holders and that no consideration had been given to the unit cutoff number relative to the unit ownership of the board members, a special committee for the reclassification transaction was not needed. The board also discussed requiring approval of the transaction by a majority of unaffiliated unit holders and considered the fact that the interests of the unit holders receiving Class B or Class C units are different from the interests of the unit holders owning Class A units and may create actual or potential conflicts of interest in connection with the reclassification transaction. However, because affiliated and unaffiliated unit holders would be treated identically in terms of the approval process of the reclassification transaction, the board believed a special vote was not necessary.

On June 29, 2007 our board met outside the presence of counsel and unanimously agreed that it is in the best interest of the Company to move forward with the deregistration process. After this discussion,

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the board instructed counsel to proceed with reclassifying our units in order to no longer be a public reporting company.

On October 17, 2007, at a meeting, our board of directors unanimously approved the amendment to our Amended and Restated Operating Agreement contained in the Second Amended and Restated Operating Agreement to authorize Class A, Class B and Class C units and to reclassify our outstanding units as follows: unit holders holding 20 or more units will be classified as holders of Class A units; unit holders holding between 19 and 10 units will be classified as holders of Class B units; and unit holders holding 9 or fewer units will be classified as holders of Class C units. The approval of the amendments to our Amended and Restated Operating Agreement and the reclassification transaction was based upon the factors discussed above.

Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation

East Kansas’ Reasons for the Reclassification

As a small company whose shares are not listed on any exchange or traded on any quotation system, we have struggled to maintain the costs associated with being a public company, while not enjoying many of the benefits associated with being a public company. Additionally, we expect our costs associated with our reporting obligations to greatly increase as we become subject to the rules adopted by the SEC pursuant to section 404 of the Sarbanes-Oxley Act. We are undertaking the reclassification transaction at this time to end our SEC reporting obligations, which will enable us to save the Company and our unit holders the substantial costs associated with being a reporting company, and these costs are only expected to increase over time. The specific factors considered in electing at this time to undertake the reclassification transaction and become a non-SEC reporting company are as follows:

•                  We estimate that we will be able to reallocate resources and eliminate costs and avoid anticipated future costs of approximately $250,000 on an annual basis starting in 2008, by eliminating the requirement to make periodic reports and reducing the expenses of communications with our unit holders. These expenses for 2008 are expected to include legal expenses ($90,000), accounting expenses ($40,000), expenses for testing control internal audits ($65,000) and miscellaneous expense, including filing costs ($25,000). We will also realize cost savings by avoiding the need to add additional staff and from reduced staff and management time ($30,000) spent on reporting and securities law compliance matters.

•                  We believe that as a result of our recent disclosure and procedural requirements resulting from the Sarbanes-Oxley Act, and specifically in connection with the SEC rules adopted pursuant to section 404 of the Sarbanes-Oxley Act, which we will be subject to, the legal, accounting and administrative expense, and diversion of our board of directors, management and staff effort necessary to continue as an SEC-reporting company will remain significant as regulations implementing the Act continue to be issued, without commensurate benefit to our unit holders. We expect to continue to provide our unit holders with Company financial information on an annual basis, but these reports will not be required to comply with many of the information requirements applicable to SEC periodic reports and will not generally include that information. Therefore, we anticipate that the costs associated with these reports will be substantially less than the costs we currently incur and would otherwise incur in the future in connection with our periodic filings with the SEC.

•                  In our board of directors’ judgment, little or no justification exists for the continuing direct and indirect costs of registration with the SEC given that our compliance costs have increased as a result of heightened government oversight; the low trading volume in our units; that at the time our board approved the reclassification transaction, approximately 446 of our unit holders held 19 or fewer units; and that our earnings are sufficient to support growth and we therefore do not depend on raising capital in the public market, and do not expect to do so in the near future. If it

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becomes necessary to raise additional capital, we believe that there are adequate sources of additional capital available, whether through borrowing or through private or institutional sales of equity or debt securities, although we recognize that there can be no assurance that we will be able to raise additional capital when required, or that the cost of additional capital will be attractive.

•                  Because of our desire to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our units are not listed on an exchange. Although trading of our units is facilitated through a qualified matching service, an alternative trading system, as defined by the SEC, we do not enjoy sufficient market liquidity to enable our unit holders to trade their units very easily. In addition, our units are subject to transferability restrictions, requiring the consent of our directors in most instances. We also do not have sufficient liquidity in our units to use it as potential currency in an acquisition. As a result, we do not believe that registration of our units under the Securities Exchange Act has benefited our unit holders in proportion to the costs we have incurred and expect to incur in the future.

•                  As a reporting company, we are required to disclose information to the public, including to actual and potential competitors, which may be helpful to these competitors in challenging our business operations. Some of this information includes the development of new technology, product research and development, known market trends and contingencies that may impact our operating results. These competitors and potential competitors can use that information against us in an effort to take market share, employees, and customers away from us. Terminating our reporting obligation will help to protect that sensitive information from required or inadvertent disclosure.

•                  Operating as a non-SEC reporting company will reduce the burden on our management and employees that arises from the increasingly stringent SEC reporting requirements. This will allow our management and employees to focus more of its attention on our business, our customers, and the community in which we operate.

•                  Operating as a non-SEC reporting company will increase management’s flexibility to consider and initiate actions such as a merger or sale of the Company without having to file a preliminary proxy statement with the SEC and otherwise comply with Regulation 14A of the Securities Exchange Act, which actions could produce future benefits and growth.

•                  The reclassification transaction proposal allows us to discontinue our reporting obligations with the SEC, but still allows those unit holders receiving Class A, Class B, or Class C units to retain an equity interest in East Kansas. Therefore, our Class A, Class B, and Class C unit holders will continue to share in our profits and losses and distributions.

•                  Operating as a non-SEC reporting company may eliminate the pressure and expectation to produce short-term per unit earnings and may increase management’s flexibility to consider and initiate actions that may produce long-term benefits and growth.

•                  Completing the reclassification transaction at this time will allow us to begin to realize cost savings and will allow our management and employees to redirect their focus to our business and customers.

We considered that some of our unit holders may prefer to continue as unit holders of an SEC-reporting company, which is a factor weighing against the reclassification transaction. However, we believe that the disadvantages of remaining a public company subject to the registration and reporting requirements of the SEC outweigh any advantages. There is a limited market for our units and, in order to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our units cannot be traded on an established securities market or be readily tradable in a secondary market, thereby assuring that there will continue to be a limited market for our units. We have no present intention to raise capital through sales of securities in a public offering in the future or to acquire other business entities using our membership units as the consideration for such acquisition.

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Accordingly, we are not likely to make use of any advantage that our status as an SEC reporting company may offer.

The board realized that many of the benefits of a Rule 13e-3 transaction, such as eliminating costs associated with SEC reporting obligations and allowing management and employees to focus on core business initiatives, have been in existence for some time. However, it was not until the board felt the impact over time of the increasingly stringent regulation brought on by the Sarbanes-Oxley Act that it began seriously to consider a strategic transaction that would result in the deregistration of our units. Moreover, the board believes  that the costs, both in terms of time and money spent in connection with SEC reporting obligations, will increase when the Company becomes subject to the SEC rules adopted pursuant to section 404 of the Sarbanes-Oxley Act, following the extension by the SEC of the compliance deadline. See “—Background of the Reclassification Transaction” beginning on page 16.

Other than the cost savings and other benefits associated with becoming a non-SEC reporting company, as outlined above and as described in the discussion under “—Purpose and Structure of the Reclassification Transaction” on page 26, we do not have any other purpose for engaging in the reclassification transaction at this particular time.

In view of the wide variety of factors considered in connection with its evaluation of the reclassification transaction, our board of directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors it considered in reaching its determination.

The reclassification transaction, if completed, will have different effects on the Class A unit holders, Class B unit holders, and Class C unit holders. You should read “—Our Position as to the Fairness of the Reclassification Transaction” below and “—Effects of the Reclassification Transaction on Unit Holders of East Kansas” beginning on page 30 for more information regarding the effects of the reclassification transaction.

We considered various alternative transactions to accomplish the proposed transaction, including a tender offer, a stock repurchase on the open market or a reverse stock split whereby unit holders owning less than a certain number of units would be “cashed out, but ultimately elected to proceed with the reclassification because these alternatives could be more costly, might not have effectively reduced the number of unit holders below 300, and would not allow all unit holders to retain an equity interest in East Kansas. We have not sought, and have not received, any proposal from third parties for any business combination transactions, such as a merger, consolidation or sale of all or substantially all of our assets. Our board did not seek any such proposal because these types of transactions are inconsistent with the narrower purpose of the proposed transaction, which is to discontinue our SEC reporting obligations. Our board believes that by implementing the reclassification transaction, our management will be better positioned to focus its attention on our customers and core business initiatives, and expenses will be reduced. See “—Purposes and Structure of the Reclassification Transaction” beginning on page 26 for further information as to why this reclassification transaction structure was chosen by our board.

Our Position as to the Fairness of the Reclassification Transaction

Based on a careful review of the facts and circumstances relating to the reclassification transaction, our board of directors believes that the Second Amended and Restated Operating Agreement and the “going private” transaction (i.e., the Rule 13e-3 transaction), including all the terms and provisions of the reclassification transaction, are substantively and procedurally fair to all our unit holders. Our board of directors unanimously approved the reclassification transaction and has recommended that our unit holders vote “For” the reclassification transaction.

In concluding that the terms and conditions of the Rule 13e-3 transaction and the reclassification transaction are substantively fair to unaffiliated unit holders, our board of directors considered a number of factors. In its consideration of both the procedural and substantive fairness of the transaction, our board considered the potential effect of the transaction as it relates to all unit holders generally, to unit holders

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receiving Class B or Class C units and to unit holders continuing to own common equity units as Class A units. Because the transaction will affect unit holders differently only to the extent that some will receive Class B units in the reclassification transaction, some will receive Class C units and some will retain their common equity units as Class A units, these are the only groups of unit holders with respect to which the board considered the relative fairness and the potential effects of the reclassification transaction. See “ – Effects of the Reclassification Transaction on Unit Holders of East Kansas” beginning on page 30.

Substantive Fairness

The factors that our board of directors considered positive for all unit holders, including both those that will continue to hold our common equity units as Class A units as well as those who will have their units converted into Class B or Class C units, include the following:

•                  Our smaller unit holders who prefer to remain as holders of our common equity units as Class A unit holders, despite the board’s recommendation, may elect to do so by acquiring sufficient units so that they hold 20 or more units in their own names immediately prior to the reclassification transaction. The limited market for our member units may make acquiring sufficient units difficult and there may be costs to unit holders, beyond the purchase price of such units, associated with the acquisition. However, we believe that acquiring additional units is an option available to our unit holders and our unit holders may weigh the costs and benefits of implementing an acquisition of additional units.

•                  Beneficial owners who hold their units in “street name,” who would receive Class B or Class C units if they were record owners instead of beneficial owners, and who wish to receive Class B or Class C units as if they were record owners instead of beneficial owners, can work with their broker or nominee to transfer their units into a record account in their own name so that they receive Class B or Class C units.

•                  Our unit holders receive little benefit from our being an SEC-reporting company because of our small size, the lack of analyst coverage and the limited trading of our units compared to the costs associated with the disclosure and procedural requirements of the Sarbanes-Oxley Act, in addition to the legal, accounting and administrative costs in being a public company. Accordingly, we believe that the costs to our unit holders of being a public company are not commensurate with the benefits to our unit holders of being a public company.

•                  All our unit holders will realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer being required to comply with the SEC reporting requirements.

•                  The reclassification should not result in a taxable event for any of our unit holders.

•                  Our affiliated unit holders will be treated in the same manner in the reclassification transaction as our unaffiliated unit holders and will be reclassified according to the same standards.

In addition to the positive factors applicable to all our unit holders set forth above, the factors that our board of directors considered positive for those unit holders receiving Class B or Class C units included:

•                  All our smaller unit holders will continue to have an equity interest in East Kansas and therefore will share in our profits and losses and distributions on the same per unit basis as our Class A unit holders.

•                  Our Class B unit holders will still have some voting rights including the right to elect our directors.

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•                  Unlike our Class A and Class B unit holders, our Class C units are more freely transferable under the Second Amended and Restated Operating Agreement.

•                  No brokerage or transaction costs are to be incurred by them in connection with the reclassification of their units.

Our board considered each of the foregoing factors to weigh in favor of the substantive fairness of the reclassification transaction to all our unit holders, whether they are unit holders continuing to hold our common equity units as Class A units or unit holders having their units converted into Class B or Class C units.

The board is aware of, and has considered, the impact of certain potentially countervailing factors on the substantive fairness of the reclassification transaction to our unit holders receiving Class B or Class C units. In particular, the factors that our board of directors considered as potentially negative for those unit holders receiving Class B or Class C units included:

•                  They will be required to surrender their common equity units involuntarily in exchange for Class B or Class C units, although they will still have the opportunity to participate in any future growth and earnings of the Company.

•                  The voting rights of Class B unit holders will be limited to the election of our directors and the dissolution of the Company. In addition, our Class B unit holders will only be able to vote on amendments to our operating agreement that would modify the limited liability of the unit holder or alter the membership economic interest of the unit holder. Such limitations may result in making these Class B units less valuable.

•                  The voting rights of Class C unit holders will be limited to the dissolution of our Company. In addition, our Class C unit holders will only be able to vote on amendments to our operating agreement that would modify the limited liability of the unit holder or alter the membership economic interest of the unit holder. Such limitations may result in making these Class C units less valuable.

•                  Our Class B unit holders will be subject to greater transfer restrictions than our Class C unit holders.

The factors that our board of directors considered as potentially negative for all our unit holders included:

•                  Following the reclassification transaction, you will have restrictions on your ability to transfer your units because our units will be tradable only in privately-negotiated transactions, and there will not be a public market for our units.

•                  You will have reduced access to our financial information once we are no longer an SEC-reporting company, although we do intend to continue to provide all unit holders with our annual reports.

•                  Once our SEC reporting obligations are suspended, we will not be subject to the provisions of the Sarbanes-Oxley Act or the liability provisions of the Securities Exchange Act of 1934, as amended, and our officers will not be required to certify the accuracy of our financial statements under the SEC rules.

•                  We may have a lower public profile in our community, which may be a negative factor with some of our unit holders.

•                  Unit holders who do not believe that the reclassification transaction is fair to them do not have the right to dissent from the reclassification transaction.

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Our board of directors believes that these potentially countervailing factors did not, individually or in the aggregate, outweigh the overall substantive fairness of the reclassification transaction to our unit holders and that the foregoing factors are outweighed by the positive factors previously described.

In reaching a determination as to the substantive fairness of the reclassification transaction, we did not consider the liquidation value of our assets, the current or historical market price of those units, our net book value, or our going concern value to be material since unit holders are not being “cashed out” in connection with the reclassification transaction and the Class B and Class C units afford those unit holders the right to participate equally with the holders of Class A units in any sales of the Company. Because of the foregoing, we also did not consider any repurchases by the Company over the past two years or any report, opinion, or appraisal or firm offer by unaffiliated parties within the past two years.

None of the members of our board of directors or management received any reports, opinions or appraisals from any outside party relating to the reclassification transaction or the fairness of the consideration to be received by our unit holders.

Procedural Fairness

We believe the reclassification transaction is procedurally fair to all our unit holders, including those that will continue to hold our common equity units as Class A units and those that will be reclassified as Class B or Class C unit holders. In concluding that the reclassification transaction is procedurally fair to all our unit holders, the board of directors considered a number of factors. The factors that our board of directors considered positive for all our unit holders, included the following:

•                  The reclassification transaction is being effected in accordance with the applicable requirements of Kansas law.

•                  Our board discussed the possibility of forming an independent special committee to evaluate the reclassification transaction; however the board believed that the fact that our board would be treated the same as the other unit holders, that some of our board members would be reclassified as Class B unit holders and that no consideration had been given to the unit cutoff number relative to the unit ownership of the board members, a special committee for the reclassification transaction was not needed, as the board was able to adequately balance the competing interest of the unit holders in accordance with their fiduciary duties.

•                  Our board retained and received advice from legal counsel in evaluating the terms of the reclassification transaction, including the possible creation of a special committee of the board to evaluate the reclassification transaction and the terms of the reclassifications as provided in the Second Amended and Restated Operating Agreement, including the balancing of the rights of the Class A unit holders, Class B unit holders, and Class C unit holders.

•                  Management and our board considered alternative methods of effecting a transaction that would result in our becoming a non-SEC reporting company, each of which was determined to be impractical, more expensive than the reclassification transaction, involving a cash-out of certain of our unit holders, or potentially ineffective in achieving the goals of allowing unit holders to retain an equity ownership in the Company while at the same time, eliminating the costs and burdens of being a publicly reporting company.

•                  Unit holders will have the opportunity to determine whether or not they will own Class A or Class B or Class C units after the reclassification transaction by acquiring sufficient units so that they hold at least 20 units immediately prior to the reclassification transaction or selling sufficient units so that they hold less than 20  or less than 10 units immediately prior to the reclassification transaction, so long as they act sufficiently in advance of the reclassification transaction so that the sale or purchase is reflected in our unit holder records by the close of business (local time) on ________________, the expected effective date of the reclassification transaction.

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•                  To implement the reclassification transaction it must be approved by the affirmative vote of a majority of our units entitled to vote at the special meeting.

Our board of directors considered each of the foregoing factors to weigh in favor of the procedural fairness of the reclassification transaction to all our unit holders, whether they are receiving Class A units, Class B units or Class C units.

The board is aware of, and has considered, the impact of the following potentially countervailing factors, which affect both our smaller unit holders receiving Class B or Class C units as well as those receiving Class A units to the same degree, on the procedural fairness of the reclassification transaction:

•                  Although the interests of the unit holders receiving Class B or Class C units are different from the interests of the unit holders owning Class A units and may create conflicts of interest in connection with the reclassification transaction, neither the full board nor any of the directors retained an independent, unaffiliated representative to act solely on behalf of the unit holders receiving Class B or Class C units for the purpose of negotiating the terms of the reclassification transaction or preparing a report concerning the fairness of the reclassification transaction. However, certain of our current board members will be reclassified as Class B unit holders.

•                  We did not solicit any outside expressions of interest in acquiring the Company.

•                  We did not receive a report, opinion, or appraisal from an outside party as to the value of our units, the fairness of the transaction to those unit holders receiving Class B or Class C units or the fairness of the transaction to East Kansas.

Our board of directors believes that the foregoing potentially countervailing factors did not, individually or in the aggregate, outweigh the overall procedural fairness of the reclassification transaction to our unit holders, whether they will be receiving Class A, Class B or Class C units, and the foregoing factors are outweighed by the procedural safeguards previously described. In particular, with reference to the lack of a special committee, the board felt that the consideration of the transaction by the full board, whose sole conflict of interest is a relatively insignificant increase in aggregate unit ownership following the reclassification transaction, was a sufficient procedural safeguard that made it unnecessary to form a special committee or retain an independent fairness advisor, especially considering that certain of our board members will be reclassified into Class B unit holders.

We therefore believe that the reclassification transaction is substantively and procedurally fair to all our unit holders, for the reasons and factors described above. In reaching this determination, we have not assigned specific weights to particular factors, and we considered all factors as a whole. None of the factors that we considered led us to believe that the reclassification transaction is unfair to our unaffiliated unit holders whether they will be receiving Class A, Class B or Class C units.

In reaching its conclusion that the reclassification transaction is fair to all our unit holders, whether they will be receiving Class A units, Class B units or Class C units, the board did not consider the current or historical market price of our units, our going concern value, our net book value or the liquidation value of our assets to be material. Our board did not believe these factors to be material because our unit holders are not being “cashed out” in connection with the reclassification transaction, and we will continue to have the same number of member units outstanding with the same material economic rights and preferences. As a result, our smaller unit holders will continue to hold an equity interest in East Kansas as Class B or Class C unit holders and will therefore participate equally, and on the same basis that they would participate absent a transaction, with the holders of our Class A units in our profits and losses, the receipt of distributions, and the benefits resulting from any sale of East Kansas. See “Market Price of East Kansas Agri-Energy, LLC Units and Distribution Information – Comparative Market Price Data” beginning on page 48 for the current and historical market price of our units. Instead of the foregoing factors, the board subjectively considered the collective advantages of the Class B or Class C units, including the right of our Class B member units to elect directors and our Class C member units to be more freely transferred as

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compared to the collective rights of our Class A members including the right to vote on all matters. The board also subjectively considered the relative disadvantages of the three classes, including the limitation on voting and decision-making in the case of the Class C member units and the stringent transfer restrictions imposed on the Class A and Class B member units. In addition, the board also evaluated the benefits shared by both the Class A, Class B and Class C units, such as the ability to vote upon certain events such as dissolution of the Company, the ability to benefit from the cost savings associated with the reclassification transaction and the opportunity to share in our future growth and earnings.

As a result of the analysis described above, we believe that the reclassification transaction is substantively and procedurally fair to all unit holders, for the reasons and factors described above. In reaching this determination, we have not assigned specific weight to particular factors, and we considered all factors as a whole. None of the factors considered led us to believe that the reclassification transaction is unfair to any of our unit holders.

We have not made any provision in connection with the reclassification transaction to grant our unit holders access to our Company files beyond the access granted generally under our Amended and Restated Operating Agreement, which is described below, or to obtain counsel or appraisal services at our expense. With respect to our unit holders’ access to our Company files, our board determined that this proxy statement, together with our other filings with the SEC and information they may obtain pursuant to our Amended and Restated Operating Agreement, provide adequate information for our unit holders. Under the Kansas Revised Limited Liability Act and our Amended and Restated Operating Agreement, subject to compliance with our safety, security and confidentiality procedures and guidelines, our members have rights to review lists of our members and directors, copies of our articles of organization, tax returns, financial statements, and operating agreements for the six most recent fiscal years. Any member may inspect and copy these records during normal business hours if they have a proper purpose reasonably related to their interest as a member of East Kansas. Members may also, at their own expense for a purpose reasonably related to their interest as a member, request copies of the lists of our members and directors, our articles of organization, tax returns and operating agreements. With respect to obtaining counsel or appraisal services at our expense, the board did not consider these actions necessary or customary.

Board Recommendation

Our board of directors believes the terms of the reclassification transaction are fair and in the best interests of our unit holders and unanimously recommends that you vote “FOR” the proposal to adopt the amendments to our operating agreement that will allow us to effect the reclassification transaction.

Purpose and Structure of the Reclassification Transaction

The purposes of the reclassification transaction are to:

•                  Consolidate ownership of our units in under 300 unit holders of record of our common equity units, which will suspend our SEC reporting requirements and thereby achieve significant cost savings. We estimate that we will be able to reallocate resources and eliminate costs and avoid anticipated future costs of approximately $250,000 on an annual basis by eliminating the requirement to make periodic reports and reducing the expenses of unit holder communications. We will also realize cost savings by avoiding the need to add additional staff and from reduced staff and management time spent on reporting and securities law compliance matters.

•                  Help protect sensitive business information from required or inadvertent disclosure that might benefit our competitors.

•                  Allow our management and employees to refocus time spent on SEC-reporting obligations and unit holder administrative duties to our core business.

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•                  Eliminate the pressure and expectation to produce short-term per unit earnings, thereby increasing management’s flexibility to consider and initiate actions that may produce long-term benefits and growth.

For further background on the reasons for undertaking the reclassification transaction at this time, see “ – Background of the Reclassification Transaction” beginning on page 16 and “—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page 19.

The structure of the reclassification transaction will give all our unit holders the opportunity to retain an equity interest in East Kansas and therefore to participate in any future growth and earnings of the Company and in any future value received as a result of the sale of the Company. Because we are not cashing out any of our unit holders, this structure minimizes the costs of our becoming a non-SEC reporting company while achieving the goals outlined in this proxy statement.

Our board elected to structure the transaction to take effect at the record unit holder level, meaning that we will look at the number of units registered in the name of a single holder to determine if that holder’s units will be reclassified. The board chose to structure the transaction this way in part because it determined that this method would provide us with the best understanding at the effective time of how many unit holders would receive Class B or Class C units because we will be able to have a complete and final list of all record unit holders at the effective time. In addition, the board considered that effecting the transaction at the record unit holder level would allow unit holders some flexibility with respect to whether they will be treated as Class A unit holders, Class B unit holders or Class C unit holders. See “—Effect of the Reclassification Transaction on Unit Holders of East Kansas” beginning on page 30. Our board felt that this flexibility would help to enhance the substantive fairness of the transaction to all unit holders. Although providing this flexibility generates an element of uncertainty, in that the reclassification may not eliminate as many of our Class A unit holders as anticipated, our board felt that the threshold ratio of 20 or more units allowed a sufficient margin for unit holders to transfer their units in or out of street name. Overall, our board determined that structuring the reclassification transaction as one that would affect unit holders at the record holder level would be the most efficient and cost-effective way to achieve its goals of deregistration, notwithstanding any uncertainty that may be created by giving unit holders the flexibility to transfer their holdings. For further background on the alternative structures considered by our board of directors please see “—Background of the Reclassification Transaction” beginning on page 16 and “—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page 19.

Effects of the Reclassification Transaction on East Kansas; Plans or Proposals after the Reclassification Transaction

The reclassification transaction will have various positive and negative effects on East Kansas, which are described below.

Effect of the Proposed Transaction on Our Outstanding Units.

Our Amended and Restated Operating Agreement currently authorizes the board to issue up to 40,000 member units without member approval. The number of authorized units will remain unchanged after completion of the reclassification transaction. As of the record date, the number of outstanding units was 21,898. Based upon our best estimates, if the reclassification transaction had been consummated as of the record date, the number of outstanding units will be reduced from 21,898 to approximately 17,758. There would be approximately 3,914 Class B units issued and approximately 226 Class C units issued and the number of Class A unit holders of record would have been reduced from approximately 698 to approximately 254. We have no other current plans, arrangements or understandings to issue any member units.

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Effect of the Proposed Transaction on our Class B or Class C Units.

Our Amended and Restated Operating Agreement does not currently authorize us to issue any additional classes of units. The amendments to our operating agreement will authorize the issuance of three separate and distinct classes of units, Class A, Class B, and Class C units. After completion of the reclassification transaction, we will have approximately 17,758 Class A units outstanding, 3,914 Class B units outstanding, and 226 Class C units outstanding.

Termination of Securities Exchange Act Registration and Reporting Requirements

Upon the completion of the reclassification transaction, we expect that our common equity units, classified as Class A units, will be held by fewer than 300 record unit holders and each of the Class B and Class C units will be held by fewer than 500 record unit holders. Accordingly, our obligation to continue to file periodic reports with the SEC will be suspended pursuant to Rule 12h-3 of the Securities Exchange Act of 1934, as amended.

The suspension of the filing requirement will substantially reduce the information required to be furnished by us to our unit holders and to the SEC. Therefore, we estimate that we will eliminate costs and avoid anticipated future costs associated with these filing requirements, which we estimate to be approximately $250,000 on an annual basis. These costs are broken down as follows:

Accounting Expenses	$40,000
SEC Counsel	$90,000
Current and Additional Staff and Executive Time	$30,000
Testing Control Internal Audits	$65,000
Miscellaneous, including Filing Fees	$25,000
Total	$250,000

We will apply for termination of the registration of our units and suspension of our SEC reporting obligations as soon as practicable following completion of the reclassification transaction. Following completion of the reclassification transaction, we intend to continue to provide our unit holders with annual financial information about East Kansas.

Potential Registration of the Class B or Class C Units or Discontinuation of our Suspended Duty to Report.

After the reclassification transaction, we anticipate that there will be up to approximately 382 Class B and 64 Class C unit holders of record. If the number of record holders of our Class B units or our Class C units exceeds 500 on the last day of any given fiscal year, East Kansas will be required to register the Class B or Class C units under Section 12(g) of the Securities Exchange Act. As a result, we would be subject to all of the reporting and disclosure obligations under the Securities Exchange Act and the Sarbanes-Oxley Act to which we are currently subject. For this reason, the proposed amendments to our Amended and Restated Operating Agreement contained in the Second Amended and Restated Operating Agreement includes a provision that gives our board the authority to disallow a transfer of Class B or Class C units if it believes that a transfer will result in the Class B or Class C units being held by 500 or more respective holders or another number that otherwise obligates the Company to register its Class B or Class C units under Section 12(g) of the Securities Exchange Act. We do not expect any significant change in

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the number of record holders of Class B or Class C units in the near term that will obligate us to register our Class B or Class C units.

Similarly, if the number of our Class A unit holders of record reaches or exceeds 300 on the last day of any given fiscal year, the suspension of our duty to file reports under Section 15(d) of the Securities Exchange Act would be discontinued, and as a result, we would be again subject to the reporting and disclosure obligations under the Securities Exchange Act and the Sarbanes Oxley Act to which we are currently subject. For this reason, the Second Amended and Restated Operating Agreement also contains a new restriction on the transfer of Class A units that gives our board of directors the authority to disallow a transfer of Class A units if it believes that the transfer will result in the Class A units being held by 300 or more Class A unit holders. We estimate that following the reclassification transaction, we will have 254 Class A unit holders of record and do not anticipate any significant change in the number of Class A unit holders of record that would oblige us to resume our periodic reporting with the SEC.

Effect on Trading of Class A Units

Our Units are not traded on an exchange and are not otherwise actively traded, although we utilize a qualified matching service on our website, an alternative trading system as defined by the SEC. Persons interested in buying or selling units first contact the company offices with notice of their desire to buy or sell. Their offer to buy or sell is posted on the company website with their contact information. Persons interested in buying or selling units as listed on the website are encouraged to contact the offeror to negotiate transaction details. Once the terms of the transaction are agreed, the member will contact Investor Relations at the company to arrange the transfer of the units.

Because we will no longer be required to maintain current public information by filing reports with the SEC, and because of the reduction of the number of our record unit holders of our common equity units and the fact that our units will only be tradable in privately negotiated transaction, the liquidity of our units may be reduced following the reclassification transaction. We do expect however that trading of our units will continue to be facilitated through our qualified matching service on our website following consummation of the reclassification transaction.

Financial Effects of the Reclassification Transaction

We expect that the professional fees and other expenses related to the reclassification transaction of approximately $200,000 will not have any material adverse effect on our liquidity, results of operations or cash flow. See “—Fees and Expenses” beginning on page 35 for a description of the fees and expenses we expect to incur in connection with the reclassification transaction. See “—Financing of the Reclassification Transaction” on page 34 for a description of how the reclassification transaction will be financed.

Effect on Conduct of Business after the Transaction

We expect our business and operations to continue as they are currently being conducted and, except as disclosed below, the transaction is not anticipated to have any effect upon the conduct of our business.

Effect on Our Directors and Executive Officers

It is not anticipated that the reclassification transaction will have any effect on our directors and executive officers, other than with respect to their relative unit ownership. With the exception of Daniel Morgan, Donald Meats, Steven Doering and Thomas Leitnaker, we expect that all of our directors and executive officers will hold 20 or more units immediately prior to the reclassification transaction. As a result, they will hold the same number of Class A units after the reclassification transaction. However, because the total outstanding units will be reduced, this group will hold a larger relative percentage of the

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voting interests of East Kansas. As of the record date, these directors and executive officers collectively beneficially held and had voting power over 6,114 units, or 34% of our units.

The annual compensation paid by us to our officers and directors will not increase as a result of the reclassification transaction, nor will the reclassification transaction result in any material alterations to any existing employment agreements with our officers.

Plans or Proposals

Other than as described in this proxy statement, neither we nor our management have any current plans or proposals to effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation, to sell or transfer any material amount of our assets, to change our board of directors or management, to change materially our indebtedness or capitalization or otherwise to effect any material change in our corporate structure or business. As stated throughout this proxy statement, we believe there are significant advantages in effecting the reclassification transaction and becoming a non-reporting company. Although our management does not presently have any intention to enter into any transaction described above, there is always a possibility that we may enter into such an arrangement or transaction in the future, including, but not limited to, entering into a merger or acquisition transaction, making a public or private offering of our member units or entering into any other arrangement or transaction we may deem appropriate and in the best interests of the Company.

Effects of the Reclassification Transaction on Unit Holders of East Kansas

The general effects of the reclassification transaction on the unit holders of East Kansas are described below.

Effects of the Reclassification Transaction on Class A Unit Holders

The reclassification transaction will have both positive and negative effects on the Class A unit holders. All of these changes will affect Class A unit holders in the same way. The board of directors of East Kansas considered each of the following effects in determining to approve the reclassification transaction.

Benefits:

As a result of the reclassification transaction, the Class A unit holders will:

•                  Realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer being required to comply with reporting requirements under the Exchange Act;

•                  Be entitled to vote on all matters brought before the members of East Kansas, except as otherwise provided by the Second Amended and Restated Operating Agreement or Kansas law; and

•                  Realize enhanced voting control over East Kansas in comparison to other classes of units due to the voting limitations placed on Class B and C unit holders.

Detriments:

As a result of the reclassification transaction, the Class A unit holders will:

•                  Be required to have their member units reclassified involuntarily for Class A units, for which they will receive no additional consideration;

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•                  Hold unregistered securities and therefore will lose the benefits of holding Section 15 registered securities, such as access to the information concerning East Kansas required to be contained in the Company’s periodic reports to the SEC and which the Company may choose not to otherwise distribute to unit holders, the requirement that our officers certify the accuracy of our financial statements and the benefits derived by the imposition of the requirements of the Sarbanes-Oxley Act of 2002;

•                  Hold restricted securities, which will require approval of the board of directors and an appropriate exemption from registration to be eligible for transfer; and

•                  Bear the risk of a decrease in the market value of the Class A units due to the reduction in public information concerning the Company as a result of us not having to file reports under the Exchange Act, which may adversely affect the already limited liquidity of the units.

Effects of the Reclassification Transaction on Class B Unit Holders

The reclassification transaction will have both positive and negative effects on the Class B unit holders. All of these changes will affect Class B unit holders in the same way. The board of directors of East Kansas considered each of the following effects in determining to approve the reclassification transaction.

Benefits:

As a result of the reclassification transaction, the Class B unit holders will:

•                  Realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer needing to comply with reporting requirements under the Exchange Act.

•                  Continue to hold an equity interest in East Kansas and share in our profits, losses and distributions on the same basis as our Class A unit holders.

Detriments:

As a result of the reclassification transaction, the Class B unit holders will:

•                  Be required to have their member units reclassified involuntarily for Class B units, for which they will receive no additional consideration;

•                  Be entitled to vote only to elect members to the board of directors, upon a proposed dissolution of the Company and on amendments to our operating agreement that would modify the limited liability of the member or alter the member’s economic interest; and

•                  Bear transfer restrictions as provided in our Second Amended and Restated Operating Agreement, including restrictions on transfers of units to blocks of ten (10) units each (i) to the transferor’s administrator or trustee to whom such units are transferred involuntarily by operation of law, or (ii) without consideration to or in trust for descendants of a member; and transfers of units in blocks of ten (10) units each (i) to any person approved by a majority of the directors in writing, or (ii) to any other member or to any affiliate or related party of another member, or (iii) to any affiliate or related party of the transferor.

Effects of the Reclassification Transaction on Class C Unit Holders

The reclassification transaction will have both positive and negative effects on the Class C unit holders. All of these changes will affect Class C unit holders in the same way. The board of directors of

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East Kansas considered each of the following effects in determining to approve the reclassification transaction.

Benefits:

As a result of the reclassification transaction, the Class C unit holders will:

•                  Realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer needing to comply with reporting requirements under the Exchange Act;

•                  Be entitled to transfer any number of units to any person approved by the directors in accordance with the terms of the Second Amended and Restated Operating Agreement; and

•                  Continue to hold an equity interest in East Kansas and share in our profits, losses and distributions on the same basis as our Class A unit holders.

Detriments:

As a result of the reclassification transaction, the Class C unit holders will:

•                  Be required to have their member units reclassified involuntarily for Class C units, for which they will receive no additional consideration; and

•                  Be entitled to vote only upon a proposed dissolution of the Company and on amendments to our operating agreement that would modify the limited liability of the member or alter the member’s economic interest.

Effects of the Reclassification Transaction on Affiliated Unit Holders

In addition to the effects of the reclassification transaction on unit holders generally, which are described in the previous section, the reclassification transaction will have some additional effects on our executive officers and directors. As used in this proxy statement, the term “affiliated unit holders” means any unit holder who is a director or executive officer of East Kansas and the term “unaffiliated member” means any member other than an affiliated member.

As a result of the reclassification transaction, our affiliated unit holders will:

•                  Have no further reporting obligations under the Exchange Act. After the reclassification transaction, our units will not be registered under the Exchange Act. As a result, our executive officers, directors and other affiliates will no longer be subject to many of the reporting requirements and restrictions of the Exchange Act, and information about their compensation and unit ownership will not be publicly available; and

•                  Lose the availability of Rule 144. Because our units will not be registered under the Exchange Act after the reclassification transaction and we will no longer be required to furnish publicly available periodic reports, our executive officers and directors will lose the ability to dispose of their units under Rule 144 of the Securities Act of 1933, which provides a safe harbor for resales of securities by affiliates of an issuer.

Record and Beneficial Ownership of Membership Units of East Kansas

It is important that our unit holders understand how units that are held by them in “street name” will be treated for purposes of the reclassification transaction described in this proxy statement. Unit holders who have transferred their units of East Kansas into a brokerage or custodial account are no longer

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shown on our membership register as the record holder of these units. Instead, the brokerage firms or custodians typically hold all units of East Kansas that its clients have deposited with it through a single nominee; this is what is meant by “street name.”  If that single nominee is the unit holder of record of 20 or more units, then the units registered in that nominee’s name will be renamed as Class A units. At the end of this transaction, these beneficial owners will continue to beneficially own the same number of units as they did at the start of this transaction. If you hold your units in “street name,” you should talk to your broker, nominee or agent to determine how they expect the reclassification transaction to affect you. Because other “street name” holders who hold through your broker, agent or nominee may adjust their holdings prior to the reclassification transaction, you may have no way of knowing how your units will be reclassified in the transaction until it is consummated. However, because we think it is likely that any brokerage firm or other nominee will hold more than 20 units in any one account, we think it is likely that all “street name” holders will be classified as Class A unit holders.

The board elected to structure the reclassification transaction so that it would take effect at the record unit holder level, in part, to allow unit holders some flexibility in determining whether they would like their Class A member units to be reclassified. See “—Purpose and Structure of the Reclassification Transaction” beginning on page 26. Unit holders who wish to be Class A unit holders of East Kansas, may elect to do so by acquiring sufficient units so that they hold 20 or more units in their own name or consolidate ownership of 20 or more units with a family member or other unit holder in the record account immediately prior to the reclassification transaction. In addition, beneficial owners whose Class A member units would be reclassified if they were record owners instead of beneficial owners, and who wish to receive Class B or Class C units from East Kansas as a result of the reclassification transaction, should inquire of their broker or nominee as to the procedure and cost, if any, to transfer their member units into a record account in their own name. In either case, these unit holders will have to act far enough in advance of the reclassification transaction so that any consolidation, purchase or transfer is completed by the effective time.

Interests of Certain Persons in the Reclassification Transaction

Our executive officers and directors who are also unit holders will participate in the reclassification transaction in the same manner and to the same extent as all of our other unit holders. With the exception of Daniel Morgan, Donald Meats, Steven Doering and Tom Leitnaker all of whom own 10 units each, we anticipate that all of our directors and officers will own 20 or more units, and therefore will be Class A unit holders if the reclassification transaction is approved. In addition, because of the voting restrictions placed on Class B and C units, the officers and directors may experience a larger relative percentage of voting power than they previously held. This represents a potential conflict of interest because our directors unanimously approved the reclassification transaction and are recommending that you approve it. Despite this potential conflict of interest, the board believes the proposed reclassification transaction is fair to all of our unit holders for the reasons discussed in the proxy statement.

The fact that each director’s percentage ownership of our member units will increase as a result of the reclassification transaction was not a consideration in the board’s decision to approve the reclassification transaction or in deciding its terms, including setting the 20 Class A unit threshold. In this regard, the directors as a group will be treated exactly the same as other unit holders. In addition, the board determined that any potential conflict of interest created by the directors’ ownership of our Class A units is relatively insignificant. The board did not set the 20 Class A unit threshold to avoid exchanging the Class A member units of any directors. In addition, the increase in each director’s percentage ownership of our Class A units resulting from the reclassification transaction is expected to be insignificant. As a group, the percentage beneficial ownership and voting power of all of our directors and executive officers would increase only approximately 6% from approximately 28% to approximately 34% after the reclassification transaction. This is also is very unlikely to have a practical effect on their collective ability to control the Company.

In addition, pursuant to the terms of the proposed Second Amended and Restated Operating Agreement, if adopted, Ethanol Capital Partners, LP’s  (ECP) ownership interest in any class will be limited to that percentage owned or controlled by ECP as of the Reclassification Date.  If the reclassification

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transaction is approved, ECP will own an aggregate of 5,550 Class A units, or 31.29% of the outstanding Class A units. However, our proposed Second Amended and Restated Operating Agreement specifically limits its  ownership of the issued and outstanding units of any class to that percentage owned or controlled by ECP as of the Reclassification Date.

Our board of directors was aware of the actual or potential conflicts of interest discussed above and considered it along with the other matters that have been described in this proxy statement under the captions “—Background of the Reclassification Transaction” beginning on page 16, “—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation,” beginning on page 19 and “—Effects of the Reclassification Transaction on Unit Holders of East Kansas” beginning on page 30.

None of our executive officers or directors, who beneficially own an aggregate of 20 units, has indicated to us that he or she intends to sell some or all of his or her units during the period between the public announcement of the transaction and the effective date. In addition, none of these individuals has indicated his or her intention to divide his or her units among different record holders so that fewer than 20 units are held in each account so that the holders would receive Class B or C units.

Financing of the Reclassification Transaction

We estimate that the reclassification transaction will cost approximately $200,000, consisting of professional fees and other expenses payable by or related to the reclassification transaction. See “Special Factors—Fees and Expenses” beginning on page 35 for a breakdown of the expenses associated with the reclassification transaction. We intend to pay the expenses of the reclassification transaction with working capital.

Material Federal Income Tax Consequences of the Reclassification Transaction

The following discussion is a general summary of the anticipated material United States federal income tax consequences of the reclassification transaction. This discussion does not consider the particular facts or circumstances of any holder of our units. This discussion assumes that you hold, and will continue to hold, your Class A, B, or C units as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code.”  The federal income tax laws are complex and the tax consequences of the reclassification may vary depending upon each unit holder’s individual circumstances or tax status. Accordingly, this description is not a complete description of all of the potential tax consequences of the reclassification and, in particular, may not address United States federal income tax considerations that may affect the treatment of holders of units subject to special treatment under United States federal income tax law (including, for example, foreign persons, financial institutions, dealers in securities, traders in securities who elect to apply a market-to-market method of accounting, insurance companies, tax-exempt entities, holders who acquired their units pursuant to the exercise of an employee unit option or right or otherwise as compensation and holders who hold units as part of a “hedge,” “straddle” or “conversion transaction”).

This discussion is based upon the Code, regulations promulgated by the United States Treasury Department, court cases and administrative rulings, all as in effect as of the date hereof, and all of which are subject to change at any time, possibly with retroactive effect. No assurance can be given that, after any such change, this discussion would not be different. Furthermore, no opinion of counsel or ruling from the Internal Revenue Service has been or will be sought or obtained with respect to the tax consequences of the reclassification transaction, and the conclusions contained in this summary are not binding on the Internal Revenue Service. Accordingly, the Internal Revenue Service or ultimately the courts could disagree with the following discussion.

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Federal Income Tax Consequences to East Kansas

The reclassification will likely be treated as a tax-free “recapitalization” for federal income tax purposes. As a result, we believe that the reclassification will not have any material federal income tax consequences to us.

Federal Income Tax Consequences to Class A, B, and C Unit Holders

Unit holders receiving Class A, B, or C units in exchange for their existing units will not recognize any gain or loss in the reclassification. You will have the same adjusted tax basis and holding period in your Class A, B, or C units as you had in your units immediately prior to the reclassification.

The discussion of anticipated material United States federal income tax consequences of the reclassification set forth above is based upon present law, which is subject to change possibly with retroactive effect. You should consult your tax advisor as to the particular federal, state, local, foreign and other tax consequences of the reclassification, in light of your specific circumstances.

Appraisal and Dissenters’ Rights

Under Kansas law, you do not have appraisal rights in connection with the reclassification transaction. Moreover, pursuant to our Amended and Restated Operating Agreement, you have waived any dissenter’s rights that may have otherwise been available. Other rights or actions under Kansas law or federal or state securities laws may exist for unit holders who can demonstrate that they have been damaged by the reclassification transaction. Although the nature and extent of these rights or actions are uncertain and may vary depending upon facts or circumstances, unit holder challenges to actions of the Company in general are related to the fiduciary responsibilities of limited liability company officers and directors and to the fairness of limited liability company transactions.

Regulatory Requirements

In connection with the reclassification transaction, we will be required to make a number of filings with, and obtain a number of approvals from, various federal and state governmental agencies, including, complying with federal and state securities laws, which includes filing this proxy statement on Schedule 14A and a transaction statement on Schedule 13E-3 with the SEC.

Fees and Expenses

We will be responsible for paying the reclassification transaction related fees and expenses, consisting primarily of fees and expenses of our attorneys, and other related charges. We estimate that our expenses will total approximately $200,000, assuming the reclassification transaction is completed. This amount consists of the following estimated fees:

Description	Amount
Legal fees and expenses	$180,000
Printing and mailing costs	$10,000
Miscellaneous expenses	$10,000
Total	$200,000

THE SECOND AMENDED AND RESTATED OPERATING AGREEMENT

We are currently governed by our Amended and Restated Operating Agreement, which is attached to this proxy statement as Appendix A. In connection with the reclassification transaction, we are proposing that our members approve amendments to our Amended and Restated Operating Agreement contained in a proposed Second Amended and Restated Operating Agreement, which is attached to this proxy statement as Appendix B.

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The Reclassification

Amendments to the Preamble and Sections 1.10, 5.1, 5.2, 5.6, 6.1, 6.2, 6.3, 6.8, 8.1, 9.2 and 9.3 of our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement provide for the reclassification of our units held by unit holders who are the record holders of 20 or more into Class A units, unit holders who are the record holders of at least 10 but no more than 19 units into Class B units, and unit holders who are the record holders of nine or fewer into Class C units. In connection with the reclassification, each unit held by such record holders will be reclassified on the basis of one Class A, B, or C unit for each unit held by such unit holders immediately prior to the effective time of the reclassification. Unless otherwise elected by the board as described in this proxy statement, we anticipate that the reclassification will be effective upon the approval of the proposed amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement by our members. For a description of the terms of the Class A, B, and C units, see “Description of Units” beginning on page 37.

Description of Proposed Other Changes in the Second Amended and Restated Operating Agreement

In addition to the provisions related to the reclassification of units which have been described above, and described below in “Description of Units,” our board of directors has proposed the following additional amendments to our Amended and Restated Operating Agreement:

•                  the modification to definitions in Section 1.10 of the Amended and Restated Operating Agreement, to reflect the proposed reclassification by defining “Class A Member,” “Class A Permitted Transfer,” “Class A Unit,” “Class A Unit Holders,” “Class B Member,” “Class B Permitted Transfer,” “Class B Unit,” “Class B Unit Holder,” “Class C Member,” “Class C Permitted Transfer,” “Class C Unit,” “Class C Unit Holder,” “Classification” and “Classification Date;”

•                  the modification in Sections 5.1 and 5.2 of the Amended and Restated Operating Agreement to provide that directors will be elected by Class A and Class B members;

•                  by amendment to Section 5.6 of our Amended and Restated Operating Agreement, that our directors will not have the authority to do any of the acts enumerated in Sections 5.6(a)(i)-(iv) without the unanimous consent of the Class A members;

•                  by amendment to Section 5.6 of our Amended and Restated Operating Agreement, that our directors will not have the authority to do any of the acts enumerated in Sections 5.6(b)(i)-(v) without the consent of a majority of the Class A membership voting interests;

•                  by amendment to Section 5.6(b)(iv) of our Amended and Restated Operating Agreement, that our units will be classified into three classes as of the effective date of the reclassification transaction, and outlining the ownership requirements for Class A, B and C units;

•                  by the addition of Section 5.6(c) of our Amended and Restated Operating Agreement, that our directors will not have the authority to, without the consent of a majority of the Class A, Class B, and Class C membership voting interests, to elect to dissolve the Company;

•                  by the amendment of Section 6.1 of our Amended and Restated Operating Agreement, that, effective as of the classification date, there will be three classes of membership units, and that the classification of the units will remain in effect permanently following the classification date;

•                  by the addition of Section 6.1(a) of our Amended and Restated Operating Agreement, that, each unit outstanding immediately prior to the classification date owned by a member who is the holder of record of 20 or more units on the classification date shall be classified as a Class A unit;

•                  by the addition of Section 6.1(b) of our Amended and Restated Operating Agreement, that, each unit outstanding immediately prior to the classification date owned by a member who is the holder of record of at least ten but no more than 19 units on the classification date shall be classified as a Class B unit;

•                  by the addition of Section 6.1(c) of our Amended and Restated Operating Agreement, that, each unit outstanding immediately prior to the classification date owned by a member who is the holder of record of nine or fewer units on the classification date shall be classified as a Class C unit;

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•                  by the addition of Section 6.3(a) to our Amended and Restated Operating Agreement, that Class A members will have voting rights on all matters brought before the members of the Company, except as otherwise provided in the operating agreement;

•                  by the addition of Section 6.3(b) to our Amended and Restated Operating Agreement, that Class B members will be entitled to vote only upon (i) election of directors; and (ii) dissolution of the Company;

•                  by the addition of Section 6.3(c) to our Amended and Restated Operating Agreement, that Class C members will be entitled to vote only upon the dissolution of the Company;

•                  by the addition of Section 6.3(d) to our Amended and Restated Operating Agreement, that unless otherwise required by the operating agreement or by law, on any matter upon which more than one class of members are entitled to vote, the Class A, B and/or C members will vote together as a single class;

•                  by the modification to Section 6.3 of our Amended and Restated Operating Agreement, to provide that an aggregate of not less than 30% of the Class A unit holders may demand a member meeting;

•                  by amendment to Section 6.8 of our Amended and Restated Operating Agreement, that no member may directly or indirectly own or control more than 25% of the issued and outstanding units of any class of units at anytime; notwithstanding, however, that Ethanol Capital Partners, LP is entitled to own greater than 25% of the issued and outstanding Class A units on the classification date; provided, however, that ECP’s percentage of ownership of the issued an outstanding units of any class shall then be limited to that percentage owned or controlled by ECP as of the Classification Date;

•                  by amendment to Section 8.1 of our Amended and Restated Operating Agreement, that amendments to the operating agreement may be proposed by the directors or any Class A member, and the Class A members will vote on proposed amendments; notwithstanding; however, that the operating agreement will not be amended without the consent of the holders of  75% of the units of each class of units adversely affected if such amendment would modify the limited liability of a member or alter the economic interest of a member;

•                  by amendment to Section 9.2(a) of our Amended and Restated Operating Agreement, that a Class A member may transfer all or a portion of its units only if approved by a majority of the directors in writing;

•                  by amendment to Section 9.2(b) of our Amended and Restated Operating Agreement, that a Class B member may transfer its units in blocks of 10 units each (i) to the transferor’s administrator or trustee to whom such units are transferred involuntarily by operation of law, or (ii) without consideration to or in trust for descendants of a member; and transfer its units in blocks of 10 units each (i) to any person approved by a majority of the directors in writing, or (ii) to any other member or to any affiliate or related party of another member, or (iii) to any affiliate or related party of the transferor;

•                  by amendment to Section 9.2(c) of our Amended and Restated Operating Agreement, that a Class C member may at any time transfer all or a portion of its Class C units to any person approved by a majority of the directors in writing;

•                  by amendment to Section 9.3(e) of our Amended and Restated Operating Agreement, that unless otherwise approved by the directors and a 75% majority in interest of the Class A members, no transfers of units may be made except upon terms which would not, in the opinion of counsel chosen by and mutually acceptable to the directors and the transferor member, result in the termination of the Company within the meaning of Section 708 of the Code or cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company;

•                  by the addition of Section 9.3(h) to the Amended and Restated Operating Agreement, that any transfer of units will not result in the number of Class A unit holders of record equaling 300 or more, or such other number as required to maintain suspension of the Company’s reporting obligations under the Exchange Act;

•                  by the addition of Section 9.3(i) to the Amended and Restated Operating Agreement, that any transfer of units will not result in the number of Class B or Class C unit holders of record equaling 500 or more, or such other number that would otherwise require the Company to register its Class B or Class C units with the Securities and Exchange Commission; and

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•                  general updates throughout our Amended and Restated Operating Agreement.

DESCRIPTION OF UNITS

General

We are authorized to issue up to an aggregate of 40,000 units without consent of the Class A members. As of the record date, 21,898 of our common equity units were issued and outstanding and were held of record by approximately 698 unit holders. If the reclassification transaction is approved, we estimate there will be approximately 17,758 Class A units, 3,914 Class B units and 226 Class C units after the reclassification transaction. The exact number of Class A, B and C units following the reclassification transaction will depend on the number of units that are held by each member as of the record date and reclassified into Class A, B and C units. All units when fully paid are nonassessable and are not subject to redemption or conversion. Generally, the rights and obligations of our members are governed by the Kansas Revised Limited Liability Company Act and our Amended and Restated Operating Agreement, a copy of which is attached as Appendix A to this Proxy Statement.

Our units represent an ownership interest in the Company. Upon purchasing units, our unit holders enter into our operating agreement and become members of our limited liability company. Each member has the right to:

•                  a share of our profits and losses;

•                  receive distributions of our assets when declared by our directors;

•                  participate in the distribution of our assets if we dissolve; and

•                  access and copy certain information concerning our business.

The following summary describes the material terms of our Class A, B and C member units in connection with the reclassification transaction and as provided in the proposed amendments to our Amended and Restated Operating Agreement contained in our Second Amended and Restated Operating Agreement.

Our Existing Units

Transfer of Units

The transfer of our existing units is restricted. Prior to beginning operations at our ethanol plant, units could not be transferred unless they were transferred:

•                  to the administrator or trustee of the member, if such transfer was done involuntarily by operation of law; or

•                  made without consideration to a trust for the descendants of the member.

After we began operations at our ethanol plant, members could transfer their units to:

•                  any other member, affiliate or related party of another member, or an affiliate or related party of the transferring member; and

•                  any other person or organization if a majority of our directors approve the transaction.

Following a transfer of units, the transferee receiving the units will be admitted as a new member of our Company if he or she:

•                  agrees to be bound by our operating agreement;

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•                  pays or reimburses us for any legal, filing and publication costs that we incur relating to admitting such individual or entity as a new member; and

•                  delivers, upon request, any other materials, such as tax information and identification numbers needed to complete the transfer.

We may prohibit a transferee from becoming a member if he or she does not comply with these requirements and certain conditions found in our Amended and Restated Operating Agreement. These conditions include:

•                  except in the case of a transfer of any units involuntarily by operation of law, either (i) such units shall be registered under the Securities Act, and any applicable state securities laws, or (ii) the transferor shall provide an opinion of counsel that such transfer is exempt from all applicable registration requirements and will not violate any applicable laws regulating the transfer of securities;

•                  except in the case of a transfer of units involuntarily by operation of law, the transferor shall provide an opinion of counsel that such transfer will not cause the Company to be deemed to be an “investment company” under the Investment Company Act of 1940;

•                  Unless otherwise approved by the directors and a 75% majority in interest of the members, no transfer of units shall be made except upon terms which would not result in the termination of the Company within the meaning of Section 708 of the Internal Revenue Code (the “Code”) or cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company.

Any transferee that is not admitted as a member will be treated as an unadmitted assignee. An unadmitted assignee may not vote and may only receive distributions that we declare or that are available upon our dissolution or liquidation. Unadmitted assignees are not entitled to any information or accountings regarding our business and may not inspect or copy our books and records.

Termination of Membership; Separable Voting and Economic Interests

Although we are managed by our directors, members have the right to vote on certain transactions, such as amending our operating agreement or dissolving the Company. Unit holders have these rights if they have been admitted as members of our limited liability company. If such membership terminates for any reason, then any such former member will lose his or her voting rights and access to information concerning our business.

As provided in the Kansas Revised Limited Liability Company Act and our Amended and Restated Operating Agreement, a member’s membership interest in our limited liability company may be terminated if her or she:

•                  voluntarily withdraws from our limited liability company;

•                  assigns our units for the benefit of creditors;

•                  assigns all of our units and the individual or entity to whom they are assigned is admitted as a member; or

•                  seeks or consents to the appointment of a trustee or receiver over all or substantially all of his or her property.

In addition, individuals will cease to be members upon their death or if they have been declared incompetent by a court of law. Entity members will cease to be members at the time they cease to exist. The membership of an estate will terminate when the fiduciary of the estate distributes all of the estate’s units. Accordingly, it is possible to be a holder of our units, but not a member. A unit holder that is not a member will have the same rights as an unadmitted assignee, which are discussed above.

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Restrictive Legend

We may place the following legend, which may be amended by the directors in their sole discretion, upon any counterpart of our operating agreement, the articles of organization, or any other document or instrument evidencing ownership of units:

THE TRANSFERABILITY OF THE COMPANY UNITS REPRESENTED BY THIS DOCUMENT IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE, OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE OPERATING AGREEMENT AND AGREED TO BY EACH MEMBER.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS.

Distribution of Operating Income

Our unit holders are entitled to receive distributions of cash and property if a distribution is declared by our directors in their sole discretion. Distributions are made to our unit holders in proportion to the number of units that are then issued and outstanding. No distributions may be made in violation of the Kansas Revised Limited Liability Company Act.

Maximum Ownership

Under our Amended and Restated Operating Agreement, no Member may directly or indirectly own or control more than twenty five percent (25%) of the issued and outstanding units at any time.

Terms of the Class A Units to be Received in the Reclassification Transaction

Generally, as set out in the proposed Second Amended and Restated Operating Agreement, which is attached as Appendix B to this proxy statement, many of the terms and conditions of the Class A units will be similar to the terms and conditions of our common equity units prior to a reclassification. The following are material similarities and differences between the existing units and the Class A units:

Voting Rights

As with our existing units, Class A members will be entitled to vote on all matters for which unit holder approval is required under our Second Amended and Restated Operating Agreement or Kansas law.

Transferability

Our Class A units will have similar transfer restrictions as our existing units. Unlike our existing units, Class A units may not be transferred without the approval of our board of directors, and the board of directors may disallow a transfer of Class A units if:

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•                  the transfer would result in the number of Class A unit holders equaling 300 or more, or as otherwise required to avoid the Company’s reporting obligations under the Exchange Act; or

•                  the transfer would change certain tax treatments of the Company.

As with transferees of our existing units, transferees of Class A units will be required to furnish certain tax information to the Company. In order to become members of the Company, transferees of Class A units must also become parties to the Company’s operating agreement.

Maximum Ownership Limitations for Members and ECP

The maximum ownership provision for Class A units is similar to our existing units. Under our proposed Second Amended and Restated Operating Agreement, no member may directly or indirectly own or control more than twenty five percent (25%) of the issued and outstanding units of any class of units at anytime. However, Ethanol Capital Partners, LP is entitled to own greater than 25% of the issued and outstanding Class A units on the date of the reclassification, but ECP’s percentage of ownership of the issued and outstanding units of any class shall be then limited to that percentage owned or controlled by ECP as of the reclassification date.

Minimum Ownership Requirement

There is no minimum ownership requirement for Class A units following the reclassification. Units retain their classification permanently after the reclassification transaction. For example, if units are deemed Class A units on the classification date, the holder of the units will not cease to become a Class A member if he or she no longer holds 20 or more Class A units in the future.

Restrictive Legend

Certificates representing the Class A units will bear the same restrictive legend as our certificates currently representing our units.

Terms of the Class B Units to be Received in the Reclassification Transaction

The following are material similarities and differences between the existing units and the Class B units:

Voting Rights

Unlike our existing units or Class A units, Class B members will be entitled to vote only on the election of directors and dissolution of the Company. Class B members will, however, be entitled to vote on any amendment to our proposed Second Amended and Restated Operating Agreement if such amendment would modify the limited liability of the member or alter the membership economic interest of the member.

Transferability

Our Class B units will have additional transfer restrictions to those of our Class A units, and our existing units. Unlike our existing units, Class B units may only be transferred in blocks of ten units each. Class B members may transfer their units in blocks of 10 units each (i) to the transferor’s administrator or trustee to whom such units are transferred involuntarily by operation of law, or (ii) without consideration to or in trust for descendants of a member; and transfer their units in blocks of 10 units each (i) to any person approved by a majority of the directors in writing, or (ii) to any other member or to any affiliate or related party of another member, or (iii) to any affiliate or related party of the transferor. Our board of directors has the authority to prohibit transfers that will result in 500 or more Class B unit holders of record.

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As with transferees of our existing units, transferees of Class B units will be required to furnish certain tax information to the Company. In order to become members of the Company, transferees of Class B units must also become parties to the Company’s operating agreement.

Maximum Ownership

The maximum ownership provision for Class B units is similar to our existing units. Under our proposed Second Amended and Restated Operating Agreement, no member may directly or indirectly own or control more than twenty five percent (25%) of the issued and outstanding units of any class of units at anytime. Units retain their classification permanently after the reclassification transaction. For example, if units are deemed Class B units on the classification date, the holder of the units will not become a Class A member if he or she holds 20 or more units in the future.

Minimum Ownership Requirement

There is no minimum ownership requirement for Class B units following the reclassification. Units retain their classification permanently after the reclassification transaction. For example, if units are deemed Class B units on the classification date, the holder of the units will not cease to become a Class B member if he or she no longer holds at least 10 units in the future.

Restrictive Legend

Certificates representing the Class B units will bear the same restrictive legend as our certificates currently representing our units.

Terms of the Class C Units to be Received in the Reclassification Transaction

The following are material similarities and differences between the existing units and the Class C units:

Voting Rights

Unlike our existing units or Class A or B units, Class C members will be entitled to vote only on the dissolution of the Company. Class C members will, however, be entitled to vote on any amendment to our proposed Second Amended and Restated Operating Agreement if such amendment would modify the limited liability of the member or alter the membership economic interest of the member.

Transferability

Our Class C units will have fewer transfer restrictions than our existing units, Class A units, or Class B units. Class C members may at any time transfer all or a portion of their Class C units to any person approved by a majority of the directors in writing. Our board of directors has the authority to prohibit transfers that will result in 500 or more Class C unit holders of record.

As with transferees of our existing units, transferees of Class C units will be required to furnish certain tax information to the Company. In order to become members of the Company, transferees of Class C units must also become parties to the Company’s operating agreement.

Maximum Ownership

The maximum ownership provision for Class C units is similar to our existing units. Under our proposed Second Amended and Restated Operating Agreement, no Member may directly or indirectly own or control more than twenty five percent (25%) of the issued and outstanding units of any class of units at

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anytime.  Units retain their classification permanently after the reclassification transaction. For example, if units are deemed Class C units on the classification date, the holder of the units will not become a Class A member if he or she holds 20 or more units in the future.

Restrictive Legend

Certificates representing the Class C units will bear the same restrictive legend as our certificates currently representing our units.

Comparison of Features of Class A, B and C Units

The following table sets forth a comparison of the proposed features of the Class A, B and C units. Section references are to sections in the proposed Second Amended and Restated Operating Agreement.

	Class A	Class B	Class C

Voting Rights	Entitled to vote on all matters for which unit holder approval is required under our operating agreement or Kansas law.	Entitled to vote on the election of our directors, voluntary dissolution and as may be required by our operating agreement or Kansas law.	Only entitled to vote on voluntary dissolution and as may be required by our operating agreement or Kansas law.

Transfer Rights

Transfers of Class A units will only be allowed pursuant to the restrictions set forth in our operating agreement and tax and securities laws. Our board of directors has the authority to prohibit transfers that will result in 300 or more Class A unit holders of record (Section 9).

Transfers of Class B units will only be allowed in blocks of 10 units and pursuant to the restrictions set forth in our operating agreement and tax and securities laws. Our board of directors has the authority to prohibit transfers that will result in 500 or more Class B unit holders of record (Section 9).

Transfers of Class C units will only be allowed pursuant to the restrictions set forth in our operating agreement and tax and securities laws. Our board of directors has the authority to prohibit transfers that will result in 500 or more Class C unit holders of record (Section 9).

Minimum/Maximum Ownership Requirements

Holders of Class A units may not directly or indirectly own or control more than twenty five percent (25%) of the issued and outstanding units of any class of units at anytime. Notwithstanding, ECP may own more than 25% of Class A units (Section 6.8). However, ECP’s percentage of ownership of the issued and outstanding units of any class shall be then limited to that percentage owned or controlled by ECP as of the reclassification date. Units classified as Class A units will permanently retain their classification following the classification date (Section 6.1).

Holders of Class B units may not directly or indirectly own or control more than twenty five percent (25%) of the issued and outstanding units of any class of units at anytime. Units classified as Class B units will permanently retain their classification following the classification date (Section 6.1).

Holders of Class C units may not directly or indirectly own or control more than twenty five percent (25%) of the issued and outstanding units of any class of units at anytime. Units classified as Class C units will permanently retain their classification following the classification date (Section 6.1).

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Amendments to the Operating Agreement	Holders of Class A units may amend the Company’s operating agreement (Section 8).

Holders of Class B units may not amend the Company’s operating agreement (Section 8). However, Class B members may vote on any amendment to our operating agreement if such amendment would modify the limited liability of the member or alter the membership economic interest of the member.

Holders of Class C units may not amend the Company’s operating agreement (Section 8). However, Class C members may vote on any amendment to our operating agreement if such amendment would modify the limited liability of the member or alter the membership economic interest of the member.

Sharing of Profits and Losses	Holders of the Class A units are entitled to share in the profits and losses of the Company on a pro rata basis (Section 3).	Holders of the Class B units are entitled to share in the profits and losses of the Company on a pro rata basis (Section 3).	Holders of the Class C units are entitled to share in the profits and losses of the Company on a pro rata basis (Section 3).

Distributions	Holders of Class A units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the directors (Section 4).	Holders of Class B units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the directors (Section 4).	Holders of Class C units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the directors (Section 4).

Dissolution	Holders of Class A units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 10).	Holders of Class B units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 10).	Holders of Class C units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 10).

Information Rights	Holders of Class A units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 7).	Holders of Class B units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 7).	Holders of Class C units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 7).

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ABOUT THE SPECIAL MEETING

Date, Time and Place of Special Meeting

Our board of directors is asking for your proxy for use at a special meeting of the members to be held on ______day, _________ ____, 2007, at _:__ p.m., central time, at the Anderson County Junior/Senior High School, 1100 West Highway 31, Garnett, Kansas, and at any adjournments or postponements of that meeting.

Proposals to be Considered at the Special Meeting

Our board of directors has authorized, and unanimously recommends for your approval at the special meeting, the following matters:

A.                                   Adoption of the proposed amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement to provide for the authorization of three separate and distinct classes of units:  Class A units, Class B units and Class C units.

B.                                     Approval of the reclassification of our units to reclassify certain of our units into Class A units, Class B units and Class C units for the purpose of discontinuing the registration of our units under the Securities Exchange Act of 1934.

These matters will be voted upon separately by our members. If any of the proposed matters are not approved, our board of directors, in its discretion may determine not to implement:

•                  the reclassification; or

•                  any or all of the proposed amendments that our members otherwise approved.

Our board of directors will have the discretion to determine if and when to effect the amendments to our Amended and Restated Operating Agreement, including the reclassification, and reserves the right to abandon the amendments, including the reclassification, even if they are approved by the members. For example, if the number of record holders of member units changes such that the reclassification would no longer accomplish our intended goal of discontinuing our SEC-reporting obligations, the board of directors may determine not to effect the reclassification transaction.

We expect that if the members approve and the board elects to effect the amendments to our Amended and Restated Operating Agreement, the reclassification will become effective on ____________.

Members are also being asked to consider and vote upon any other matters that may properly be submitted to a vote at the meeting or any adjournment or postponement of the special meeting. The board is not aware of any other business to be conducted at the special meeting.

Record Date

You may vote at the special meeting if you were the record owner of our member units at the close of business on_____________, which has been set as the record date. At the close of business on the record date, there were 21,898 membership units outstanding held by approximately 698 record unit holders. If you are a member of the Company, you are entitled to one vote on each matter considered and voted upon at the special meeting for each member unit you held of record at the close of business on the record date.

Quorum; Vote Required for Approval

The presence, in person or by proxy, of 20% of our membership units entitled to vote is necessary to constitute a quorum at the special meeting. Approval of the amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement,

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including the amendments to effect the reclassification transaction, requires the affirmative vote of a majority of the total outstanding membership units entitled to vote at the special meeting, or 11,168 of the 21,898 outstanding units. Because the executive officers and directors of East Kansas have the power to vote a total of 6,114 units and because we believe that all of the executive officers and directors will vote in favor of the transaction, this means a total of 5,047 units held by members who are not executive officers or directors of the Company will be required to vote in favor of the amendments for them to be approved. Because the executive officers and directors hold only approximately 34% of the voting power of our outstanding units, there is no assurance that the amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction, will be approved.

Abstentions and broker non-votes will not be counted as entitled to vote, but will count for purposes of establishing a quorum at the special meeting. Therefore, abstentions and broker non-votes will have the effect of a vote “AGAINST” the amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction. Approval of the amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction, does not require the separate vote of a majority of our unaffiliated members, and no separate vote will be conducted.

Any proposal to adjourn or postpone the special meeting, if necessary, must be approved by the holders of at least a majority in voting power of the outstanding membership units present at the meeting.

Voting and Revocation of Proxies

You may vote your member units in person by attending the special meeting, or by mailing us your completed proxy if you are unable or do not wish to attend. If a proxy card is submitted by mail without instructions, the proxies will be voted “FOR” the proposal to approve the proposed amendments to the Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction, and the proposal to adjourn or postpone the meeting, if necessary.

You can revoke your proxy at any time before East Kansas takes a vote at the meeting by:

•                  delivering to Mr. Tom Leitnaker, our CFO, at our corporate offices at 1304 S. Main, Garnett, Kansas 66032, on or before the business day prior to the special meeting, a later-dated and signed proxy card or a written revocation of the proxy;

•                  delivering to us at the special meeting prior to the taking of the vote on the proposed amendments, including the reclassification transaction, a later-dated and signed proxy card or a written revocation;

•                  attending the special meeting and voting in person; or

•                  if you have instructed a broker to vote your units, following the directions received from your broker to change those instructions.

Revoking a proxy will not affect a vote once it has been taken. Attendance at the special meeting will not, in itself, constitute a revocation of a proxy. If you plan to attend the special meeting to change a vote that you have previously made by submitting a signed proxy, you must vote in person at the special meeting.

Our board of directors is not currently aware of any business to be brought before the special meeting other than that described in this proxy statement. However, if other matters are properly presented, the persons named as proxies will vote in accordance with their judgment with respect to those matters.

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Solicitation of Proxies; Expenses of Solicitation

Solicitation of proxies will be made primarily by mail. Proxies may also be solicited in person or by telephone, facsimile or other means by our directors, officers and regular employees. These individuals will receive no additional compensation for these services, but will be reimbursed for any transaction expenses incurred by them in connection with these services.

We will bear the expenses in connection with the solicitation of proxies. Upon request, we will reimburse brokers, dealers and banks, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the member units that those persons hold of record.

We are mailing this proxy material to our unit holders on or about _________, 2007.

Authority to Adjourn Special Meeting to Solicit Additional Proxies

We are asking our members to grant full authority for the special meeting to be adjourned, if necessary, to permit solicitation of additional proxies to approve amendments to the Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction, proposed by this proxy statement.

FINANCIAL INFORMATION

Selected Historical Financial Data

Set forth below is our selected historical unaudited consolidated financial information. The historical financial information was derived from the audited consolidated financial statements included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, from the unaudited consolidated financial statements included in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, and from other information and data contained in the Annual Report and Quarterly Report. The financial information that follows should be read in conjunction with the Annual Report and the Quarterly Report. Copies of the Annual Report and the Quarterly Report and all of the financial statements and related notes contained in the Annual Report and the Quarterly Report have been included as Appendix C to this proxy statement and may also be obtained as set forth under the caption “Other Matters—Where You Can Find More Information” beginning on page 52.

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	June 30, 2007	December 31, 2006	December 31, 2005
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$5,712,341	$5,281,272	$4,569,145
Trade accounts receivable - related party	4,024,095	3,423,118	2,651,546
Inventory	3,217,901	2,282,222	1,595,547
Investment in commodity contracts	1,111,418	1,345,752	222,951
Interest receivable	311,588	319,107	314,736
Prepaid expense	182,517	498,083	412,173
Total current assets	14,559,860	13,149,554	9,766,098
PROPERTY, PLANT AND EQUIPMENT
Land	580,322	580,322	580,322
Land improvements	2,179,578	2,179,578	1,178,941
Office equipment	270,866	270,866	270,866
Buildings	1,785,915	1,785,915	1,668,527
Equipment	46,772,158	46,675,432	42,019,400
Vehicles	22,743	22,743	22,743
Construction in progress	1,177,110	65,698	1,404,589
	52,788,692	51,580,554	47,145,388
Less accumulated depreciation	(6,462,977)	(4,742,172)	(1,578,020)
Total property, plant, and equipment	46,325,715	46,838,382	45,567,368
OTHER ASSETS
Investment in Industrial Revenue Bonds	47,866,117	47,866,117	47,866,117
Idle property	2,317,398	2,317,398	—
Other investment	200	200	—
Financing costs	615,288	615,288	679,099
Less accumulated amortization	(118,126)	(79,298)	(19,301)
Total other assets	50,680,877	50,719,705	48,525,915
Total assets	$111,566,452	$110,707,641	$103,859,381
LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Current portion of long-term debt	$3,163,685	$3,076,532	$2,615,813
Accounts payable
Trade	267,537	595,285	449,316
Related parties	487,939	1,384,572	813,775
Accrued payroll, taxes and withholdings	135,852	136,871	52,574
Other accrued expenses	923,827	302,817	89,295
Accrued interest	357,181	363,742	407,257
Total current liabilities	5,336,021	5,859,819	4,428,030
LONG-TERM DEBT (less current maturities)	10,244,385	12,059,916	23,438,059
LEASE OBLIGATION	47,866,117	47,866,117	47,866,117
MEMBERS’ EQUITY
Capital contributions, 40,000 units authorized, 23,798 units issued of which 1,900 units are held as treasury stock	24,707,100	24,707,100	24,707,100
Treasury stock, at cost	(3,800,000)	(3,800,000)	—
Retained earnings	27,212,829	24,014,689	3,420,075
Total members’ equity	48,119,929	44,921,789	28,127,175
Total liabilities and members’ equity	$111,566,452	$110,707,641	$103,859,381

MARKET PRICE OF EAST KANSAS AGRI-ENERGY, LLC
UNITS AND DISTRIBUTION INFORMATION

Comparative Market Price Data

Our units are not traded actively and there is no established public trading market for our securities although trading in our units is facilitated through a qualified matching service, an alternative trading system as defined by the SEC. The following table sets forth the high and low trading prices on a quarterly basis for transactions in our member units known to us that occurred since trading began. There may be other transactions of which we are not aware.

Quarter Ending:	High Closing PPU	Low Closing PPU	Distribution Paid
09/30/2007	$2,500	$2,000
06/30/2007	$3,250	$3,000	$79.00
03/31/2007	$3,500	$3,500	$55.00
12/31/2006	$3,750	$3,500	$132.00
09/30/2006	$3,000	$3,000	$207.00
06/30/2006	$-0-	$-0-	$159.00
03/31/2005	$-0-	$-0-	$103.00
12/31/2005	$-0-	$-0-	$93.00

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There were approximately 698 record holders of our units on September 30, 2007.

Distributions

On August 15, 2007, we declared a cash distribution of $79.00 per unit payable on August 28, 2007. On May 16, 2007, we declared a cash distribution of $55.00 per unit payable on May 23, 2007. On March 21, 2007 we declared a cash distribution of $132.00 per unit payable on March 23, 2007. On November 10, 2006, we declared a cash distribution of $207.00 per unit payable on November 17, 2006. On August 18, 2006, we declared a cash distribution of $159.00 per unit payable on August 28, 2006. On June 10, 2006 we declared cash distributions of $103.00 per unit and $93.00 per unit, both payable on July 27, 2006. The total amount of our 2006 distribution was approximately $13.2 million and was approved by our lender and is in compliance with our lending covenants.

The payment and rate of future distributions, if any, are subject to review by the board of directors in light of our financial condition, results of operations, capital requirements and other factors deemed relevant at that time. Loan covenants mandate that $4 million of working capital must be maintained at all times, unless waived. Additional covenants require 25% of any free cash flow (as that term is defined in our senior debt arrangements) to be applied toward the principal of the senior debt and that we cannot make any distributions without the consent of the holder of our senior debt, unless waived. Under our loan agreement any distributions to our unit holders may not exceed, in the aggregate, 50% of our net income (as that term is defined in the loan agreement), without the consent of our lender.

We do not anticipate that the reclassification transaction will have any affect on our ability to declare and pay distributions to our unit holders, nor will the terms of the Class A, B and C units differ with respect to the rights of members to receive distributions from the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the beneficial ownership of our membership units as of September 30, 2007, by each 5% unit holder. Other than Hoxie Feedyard, Inc., Ethanol Capital Partners, LP and Scott Brittenham, no person or entity is currently known to the Company to be the beneficial owner of more than 5% of our outstanding units. Except as otherwise noted in the footnotes to the table, each individual has sole investment and voting power with respect to the membership units set forth opposite its name.

The table also sets forth the number and approximate percentage of units that the persons and entities named in the table would beneficially own after the reclassification transaction is effective, on a pro forma basis, assuming 21,898 units are reclassified as Class A, B and C units and there are no changes in the named entity or person’s ownership between September 30, 2007, and the reclassification date.

Title of Class	Name and Address	Amount and Nature of Beneficial Owner	Percent of Class before Reclassification	Percent of Class After Reclassification
Membership Units	Hoxie Feedyard, Inc. P O Box 65 Hoxie, KS 67740	1,450	6.6%	8.2%

Membership Units	Ethanol Capital Partners, LP(1) Rockefeller Center 1230 Avenue of the Americas, 7th Floor New York, New York 10020	5,550	25.3%	31.3%

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(1)   Our director, Scott Brittenham is the President of Ethanol Capital Partners, LP.

The table below sets forth information regarding the beneficial ownership of our directors and executive officers and by all of our directors and executive officers as a group. The table also sets forth the number and approximate percentage of units that the persons named in the table would beneficially own after the reclassification transaction is effective, on a pro forma basis, assuming 21,898 units are reclassified as Class A, B and C units and there are no changes in the named entity or person’s ownership between September 30, 2007, and the reclassification date.

Title of Class	Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class before Reclassification	Percent of Class After Reclassification
Membership Units	William R. Pracht	85 Units(3)	*		*

Membership Units	Roger J. Brummel	110 Units(4)	*		*

Membership Units	Jill A. Zimmerman	23 Units	*		*

Membership Units	Daniel V. Morgan	10 Units(5)	*		*

Membership Units	Scott A. Burkdoll	120 Units(6)	*		*

Membership Units	Glenn A. Caldwell	100 Units(7)	*		*

Membership Units	Daniel L. Guetterman	86 Units(8)	*		*

Membership Units	Donald S. Meats	10 Units	*		*

Membership Units	Steven Doering	10 Units	*		*

Membership Units	Scott Brittenham(9)	5,550 Units	25.3%	25.3%

Membership Units	Thomas Leitnaker	10 Units	*		*

Membership Units	All directors	6,114 Units	27.9%	27.9

(1)   The address of each individual is in care of us at 1304 S. Main, Garnett, Kansas 66032.

(2)   Beneficial ownership is determined in accordance with SEC rules and generally includes holding voting and investment power with respect to the securities.

(3)   Units held in joint tenancy with spouse.

(4)   Units held by Brummel Farm Service, Inc. and Mr. Brummell is a principal of that business.

(5)   Includes 10 units held in the name of H & M Angus Farms, Inc., and Mr. Morgan is a principal of that business.

(6)   Includes 60 units held in joint tenancy with spouse, 50 units held by Burkdoll Bros., Inc. and 10 units held by Sunflower Pork, Inc. Mr. Burkdoll is an owner of Burkdoll Bros., Inc. and Sunflower Pork, Inc.

(7)   Includes 50 units held by Mr. Caldwell’s spouse, Linda and 50 units held in the name of Caldwell Farms, Inc. Mr. Caldwell is a majority owner of Caldwell Farms, Inc.

(8)   Includes 30 units held in the name of DKG Farms, Inc., of which Mr. Guetterman is the sole owner, and 56 units held in the name of Fuel For the Future Investments, of which Mr. Guetterman is a principal owner.

(9)   Units held by Ethanol Capital Partners, LP and Scott Brittenham is the President of Ethanol Capital Partners, LP.

* Less than 1%.

The information presented in the tables above is based on information furnished by the specified persons and entities and was determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as required for purposes of this proxy statement. Briefly stated, under that rule, units are deemed to be beneficially owned by any person or group having the power to vote or direct the vote of, or the power to dispose or direct the disposition of, such units, or who has the right to acquire beneficial ownership thereof within 60 days. Beneficial ownership for the purposes of this proxy statement is not necessarily to be construed as an admission of beneficial ownership for other purposes.

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UNIT PURCHASE INFORMATION

Prior Purchases of Membership Units

On May 11, 2006, we redeemed 1,900 units from Energy Investors, LLC at a total redemption price of $3,800,000. Energy Investors, LLC is an employee benefit plan for employees of ICM, Inc.

Recent Transactions

Since September 30, 2007, none of East Kansas, its affiliates, directors, or executive officers has made any purchases of our membership units.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

No family relationships exist between any of the directors of the board, officers, or key employees of East Kansas. We consider all of our directors, other than Messrs. Brittenham and Torrey, to be our founders and promoters. We also consider two of our former directors, Douglas L. Strickler and James A. Westagard, as our founders and may be considered promoters. Since our inception, we have engaged in a number of transactions with related parties, including our promoters, directors, officers or 5% unit holders and their affiliates. Management believes that these transactions were as favorable as those that could have been obtained in an arms-length transaction.

The following is a discussion of the transactions we have engaged in during the past two years or plan to engage in with related parties:

Agreements with United Bio Energy, LLC Subsidiaries

We entered into operating contracts with Provista, UBE Ingredients and UBE Trading, all subsidiaries of United Bio Energy, LLC, of Wichita, Kansas. Under the terms of these agreements, we pay subsidiaries of United Bio Energy, LLC a significant amount in fees for the marketing of our ethanol and distillers grains and overall risk management services. United Bio Energy, LLC was majority owned by Dave Vander Griend through ICM Marketing, Inc. and by Ron Fagen through Fagen Management, LLC. However, in the second quarter of 2005, United Bio Energy, LLC merged with US BioEnergy Corporation. ICM, Inc. and Fagen, Inc. were members of the Company and had representatives on our board of directors until June 2006. On September 28, 2007, we provided 90 days written notice to UBE Ingredients and UBE Trading of our intent to terminate the Distiller’s Grains Marketing Agreement and Trading Agreement. Termination of the Distiller’s Grains Marketing Agreement and Trading Agreement will be effective December 31, 2007.

Purchases of Raw Grains

On November 12, 2004 we entered into a Raw Grains Agreement with United Bio Energy Ingredients, LLC (“UBE Ingredients”). The Raw Grains Agreement provides for our purchase of all raw grains necessary for ethanol production from UBE Ingredients for a period of at least 5 years. Pursuant to the agreement, UBE Ingredients will use its best efforts to arrange for the purchase of grain at the lowest price available under prevailing market conditions. From time to time, UBE Ingredients has and may continue to contract to purchase corn and/or milo from individuals serving on our board of directors, as well as our members. However, these contracts have been and will continue to be on the same terms and conditions as contracts with non-affiliated third parties. For the year ending December 31, 2006, UBE Ingredients purchased approximately 492,814.49 bushels of corn and milo from our promoters, directors, officers or 5% unit holders and their affiliates, which constitutes approximately 1% of the aggregate corn and milo purchases by UBE Ingredients on our behalf. On September 28, 2007, we provided 90 days written notice to UBEI of our intent to terminate the Raw Grains Agreement. Termination of the Raw Grains Agreement will be effective on December 31, 2007.

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Conflicts of Interest

Conflicts of interest exist and may arise in the future as a result of the relationships between and among our members, officers, directors and their affiliates. Although our officers and directors have fiduciary duties to us, certain of our directors also owe fiduciary duties and other obligations to entities with whom we compete or do business with. Whenever conflicts arise between us and an officer or director or an entity with whom that officer or director is affiliated, the board as a whole will seek to resolve the conflict. A director will not participate when the board considers a transaction where he or she has a conflict of interest. We do not have a committee of independent directors or members or an otherwise disinterested body to consider transactions or arrangements that result from, or are burdened by conflicts of interest. Some conflict situations, including disputes that may arise between us and Fagen or ICM as a result of the construction of the ethanol plant, are expected to be resolved through binding arbitration according to construction industry rules.

Conflicts of interest could arise in the situations described below, among others:

•      We will engage in transactions with affiliates of our directors. Members will have no right to individually enforce the obligations of our directors or their affiliates in our favor.

•      Our directors’ decisions regarding various matters, including expenditures that we make for our business, reserves for accrued expenses, including officer salaries and reimbursement of director’s expenses, loan covenants, capital improvements and contingencies that will effect the amount of cash available for distribution to members.

•      We will reimburse our directors for out-of-pocket expenses relating to our business. We do not have a reimbursement policy or guideline for determining what expenses will be reimbursed. We will review and reimburse all reasonable expenses that directors submit to us.

•      We have retained counsel that has assisted us in various aspects of our formation and development. We have not retained separate counsel on behalf of unit holders.

•      Fagen Inc. is involved in and/or owns interests in various ethanol construction and development projects throughout the United States. These projects will compete with our project for purchasing corn and other raw material supplies, and the sale of ethanol and distillers grains.

•      Our operating agreement does not prevent our directors from being involved in activities that compete with us.

•      Our members or their affiliates may loan money to us for which we may pay interest up to a rate of prime plus 4%.

Agreements Involving Our Securities

There are no agreements relating to our units other than our Amended and Restated Operating Agreement, which sets forth the rights and preferences of the membership units. A copy of our Amended and Restated Operating Agreement is attached as Appendix A to this proxy statement.

Employment Agreements with Directors or Officers

On June 29, 2005, we entered into an employment agreement with our controller, Thomas D. Leitnaker. Pursuant to his employment agreement, Mr. Leitnaker will receive a base salary and will be eligible for an annual bonus based on overall financial performance of East Kansas compared to budgeted guidelines. On August 1, 2005, our board of directors appointed Mr. Leitnaker to the position of Chief Financial Officer and terminated the position of Treasurer, formerly held by Jill A. Zimmerman, one of our directors. The duties formerly performed by the Treasurer have been transferred to the Chief Financial Officer.

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Mr. Leitnaker is eligible to participate in the Company’s SIMPLE 401(k) plan. During 2005, the Company began a SIMPLE 401(k), Savings Incentive Match Plan for Employees, retirement plan for all eligible employees. All employees are eligible to participate in the plan. The Company makes a matching contribution of 3% of participants’ eligible wages. The employees are fully vested upon contribution to the plan.

We do not have any employment agreements with any other officer or director.

OTHER MATTERS

Reports, Opinions, Appraisals and Negotiations

We have not received any report, opinion or appraisal from an outside party that is materially related to the reclassification transaction.

Persons Making the Solicitation

The enclosed proxy is solicited on behalf of the Company. The cost of soliciting proxies in the accompanying form will be borne by us. In addition to the use of mail, our officers and directors may solicit proxies by telephone or other electronic means. Upon request, we will reimburse brokers, dealers, banks and trustees or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of our membership units.

Other Matters of Special Meeting

As of the date of this proxy statement, the only business that our management expects to be presented at the meeting is that set forth above. If any other matters are properly brought before the meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

Forward Looking Statements

Statements contained herein that are not purely historical are forward-looking statements, including, but not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. We caution you not to place undo reliance on any forward-looking statements made by, or on behalf us in this proxy statement or in any of our filings with the SEC or otherwise. Additional information with respect to factors that may cause our results to differ materially from those contemplated by forward-looking statements is included in our current and subsequent filings with the SEC. See “—Where You Can Find More Information” below.

Where You Can Find More Information

We are subject to the information requirements of the Securities Exchange Act, as amended, and in accordance therewith we file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 100 F Street, N.E., Washington, D.C., 20549. Copies of such materials can also be obtained at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C., 20549. You may obtain information on the operations of the SEC’s public reference room in Washington, DC by calling the SEC at 1-800-SEC-0330. In addition, such reports, proxy statements and other information are available from the Edgar filings obtained through the SEC’s Internet Website (http://www.sec.gov).

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Information Incorporated by Reference

In our filings with the SEC, information is sometimes incorporated by reference. This means that we are referring you to information that we have filed separately with the SEC. The information incorporated by reference should be considered part of this proxy statement, except for any information superseded by information contained directly in this proxy statement. The following documents are incorporated by reference herein:

•      our Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, including unaudited financial information; and

•      our Annual Report on Form 10-KSB for fiscal year ended December 31, 2006, including audited financial information.

We have supplied all information contained in or incorporated by reference in this document relating to us, provided that any reference to any claim of reliance on the Private Securities Litigation Reform Act’s forward looking statement safe harbor contained in any such document is excluded, and is not incorporated herein by reference. You may have already received the information incorporated by reference in this document by us, and we have attached our Annual Report and Quarterly Report for the quarter ended June 30, 2007 with this proxy statement as Appendix C. You can also obtain any of them through the SEC at the locations described above, or through us at the address below. We will provide to you, without charge, by first class mail or other equally prompt means within one business day of any written or oral request by you, a copy of any report or other information incorporated by reference in this document by us. You should direct your request to the following address:  East Kansas Agri-Energy, LLC, 1304 S. Main, Garnett, Kansas 66032, Attention: Thomas Leitnaker.

By order of the board of directors:

/s/ William R. Pracht

WILLIAM R. PRACHT

Chairman of the Board

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Appendix A

AMENDED AND RESTATED

OPERATING AGREEMENT

OF

EAST KANSAS AGRI-ENERGY, L.L.C.

Dated March 13, 2002

EAST KANSAS AGRI-ENERGY, L.L.C.

AMENDED AND RESTATED OPERATING AGREEMENT

2

5.7 Director Actions	23
5.8 Duties and Obligations of Directors	23
5.9 Chairman and Vice Chairman	23
5.10 President and Chief Executive Officer	24
5.11 Chief Financial Officer	24
5.12 Secretary; Assistant Secretary	24
5.13 Vice President	24
5.14 Delegation	24
5.15 Execution of Instruments	25
5.16 Limitation of Liability; Indemnification of Directors	25
5.17 Compensation; Expenses of Directors	25
5.18 Loans	26

SECTION 6. ROLE OF MEMBERS	26
6.1 Rights of Powers	26
6.2 Voting Rights	26
6.3 Member Meetings; Quorum and Proxies	26
6.4 Termination of Membership	26
6.5 Continuation of the Company	27
6.6 No Obligation to Purchase Membership Interest	27
6.7 Waiver of Dissenters Rights	27
6.8 Limitation on Ownership	27

SECTION 7. ACCOUNTING, BOOKS AND RECORDS	27
7.1 Accounting, Books and Records	27
7.2 Reports	28
7.3 Tax Matters	28
7.4 Delivery to Members and Inspection	28

SECTION 8. AMENDMENTS	29
8.1 Amendments	29

SECTION 9. TRANSFERS	29
9.1 Restrictions on Transfers	29
9.2 Permitted Transfers	29
9.3 Conditions to Permitted Transfers	30
9.4 Prohibited Transfers	31
9.5 Rights of Unadmitted Assignees	31
9.6 Admission of Substituted Members	32
9.7 Representations Regarding Transfers	32
9.8 Distribution and Allocation in Respect of Transferred Units	33
9.9 Additional Members	33

SECTION 10. DISSOLUTION AND WINDING UP	33
10.1 Dissolution	33
10.2 Winding Up	34

3

10.3 Compliance with Certain Requirements of Regulations; Deficit Capital Accounts	34
10.4 Deemed Distribution and Recontribution	34
10.5 Rights of Unit Holders	35
10.6 Allocations During Period of Liquidation	35
10.7 Character of Liquidating Distributions	35
10.8 The Liquidator	35
10.9 Forms of Liquidating Distributions	35

SECTION 11. MISCELLANEOUS	36
11.1 Notices	36
11.2 Binding Effect	36
11.3 Construction	36
11.4 Headings	36
11.5 Severability	36
11.6 Incorporation By Reference	36
11.7 Variation of Terms	36
11.8 Governing Law	36
11.9 Waiver of Jury Trial	37
11.10 Counterpart Execution	37
11.11 Specific Performance	37

4

AMENDED AND RESTATED OPERATING AGREEMENT

OF

EAST KANSAS AGRI-ENERGY, L.L.C.

THIS OPERATING AGREEMENT (the “Agreement”) is entered into and shall be effective as of the Effective Date, by and among EAST KANSAS AGRI-ENERGY, L.L.C., a Kansas limited liability company (the “Company”), each of the Persons who are identified as Members on the attached Exhibit A and who have executed a counterpart of this Agreement and a Subscription Agreement, and any other Persons as may from time-to-time be subsequently admitted as a Member of the Company in accordance with the terms of this Agreement. Capitalized terms not otherwise defined herein shall have the meaning set forth in Section 1.10.

WHEREAS, the initial Members of the Company have adopted an Operating Agreement of the Company dated October 16, 2001, pursuant to the Kansas Revised Limited Liability Company Act (the “Act”); and

WHEREAS, the Members desire to amend and restate the Operating Agreement to revise and set forth the respective rights, duties, and responsibilities with respect to the Company and its business and affairs.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. THE COMPANY

1.1           Formation. The initial Members formed the Company as a Kansas limited liability company by filing Articles of Organization with the Kansas Secretary of Sate on October 16, 2001 pursuant to the provisions of the Act. To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provisions, this Agreement shall, to the extent permitted by the Act, control.

1.2           Name.   The name of the Company shall be “East Kansas Agri-Energy, L.L.C.” and all business of the Company shall be conducted in such name.

1.3           Purchase; Powers.   The nature of the business and purposes of the Company are (i) to own, construct, operate, lease, finance, contract with, and/or invest in ethanol production and co-product production facilities as permitted under the applicable laws of the State of Kansas; (ii) to engage in the processing of corn, grains and other feedstocks into ethanol and any and all related co-products, and the marketing of all products and co-products from such processing; and (iii) to engage in any other business and investment activity in which an Kansas limited liability company may lawfully be engaged, as determined by the Directors. The Company has the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to

5

or in furtherance of the purpose of the Company as set forth in this Section 1.3 and has, without limitation, any and all powers that may be exercised on behalf of the Company by the Directors pursuant to Section 5 hereof.

1.4           Principal Place of Business.   The Company shall continuously maintain an office in Kansas. The principal office of the Company shall be at 20477 S.W. Florida Road, Westphalia, Kansas 66093, or elsewhere as the Directors may determine. Any documents required by the Act to be kept by the Company shall be maintained at the Company’s principal office.

1.5           Term.   The term of the Company commenced on the date the Articles of Organization (the “Articles”) of the Company were filed with the office of the Kansas Secretary of State, and shall continue until the winding up and liquidation of the Company and its business is completed following a Dissolution Event as provided in Section 10 hereof.

1.6           Agent For Service of Process.   The name and address of the agent for service of process on the Company in the State of Kansas shall be William R. Pracht, 20477 S.W. Florida Rd., Westphalia, KS 66093, or any successor as appointed by the Directors.

1.7           Title to Property.   All Property owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such Property in its individual name. Each Member’s interest in the Company shall be personal property for all purposes. At all times after the Effective Date, the Company shall hold title to all of its Property in the name of the Company and not in the name of any Member.

1.8           Payment of Individual Obligations.   Company’s credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be Transferred or encumbered for, or in payment of, any individual obligation of any Member.

1.9           Independent Activities; Transactions With Affiliates.   The Directors shall be required to devote such time to the affairs of the Company as may be necessary to manage and operate the Company, and shall be free to serve any other Person or enterprise in any capacity that the Director may deem appropriate in its discretion. Neither this Agreement nor any activity undertaken pursuant hereto shall (i) prevent any Member or Director or their Affiliates, acting on their own behalf, from engaging in whatever activities they choose, whether the same are competitive with the Company or otherwise, and any such activities may be undertaken without having or incurring any obligation to offer any interest in such activities to the Company or any Member, or (ii) require any Member or Director to permit the Company or Director or Member or its Affiliates to participate in any such activities, and as a material part of the consideration for the execution of this Agreement by each Member, each Member hereby waives, relinquishes, and renounces any such right or claim of participation. To the extent permitted by applicable law and subject to the provisions of this Agreement, the Directors are hereby authorized to cause the Company to purchase Property from, sell Property to or otherwise deal with any Member (including any Member who is also a Director), acting on its own behalf, or any Affiliate of any Member; provided that any such purchase, sale or other transaction shall be made on terms and conditions which are no less favorable to the Company than if the sale, purchase or other transaction had been made with an independent third party.

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1.10         Definitions.   Capitalized words and phrases used in this Agreement have the following meanings:

(a)           “Act” means the Kansas Revised Limited Liability Company Act, as amended from time to time (or any corresponding provision or provisions of any succeeding law).

(b)           “Adjusted Capital Account Deficit” means, with respect to any Unit Holder, the deficit balance, if any, in such Unit Holder’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments: (i) Credit to such Capital Account any amounts which such Unit Holder is deemed to be obligated to restore pursuant to the next to the last sentences in Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and (ii) Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Regulations. The foregoing definition is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

(c)           “Affiliate” means, with respect to any Person (i) any Person directly or indirectly controlling, controlled by or under common control with such Person (ii) any officer, director, general partner, member or trustee of such Person or (iii) any Person who is an officer, director, general partner, member or trustee of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms “controlling,” “controlled by” or “under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, members, or persons exercising similar authority with respect to such Person or entities.

(d)           “Agreement” means this Operating Agreement of East Kansas Agri-Energy, L.L.C., as amended from time to time.

(e)           “Articles” means the Articles of Organization of the Company filed with the Kansas Secretary of State, as same may be amended from time-to-time.

(f)            “Assignee” means a transferee of Units who is not admitted as a substituted member pursuant to Section 9.6.

(g)           “Capital Account” means the separate capital account maintained for each Unit Holder in accordance with Section 2.3.

(h)           “Capital Contributions” means, with respect to any Member, the amount of money (US Dollars) and the initial Gross Asset Value of any assets or property (other than money) contributed by the Member (or such Member’s predecessor in interest) to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Code Section 752) with respect to the Units in the Company held or purchased by such Member, including additional Capital Contributions.

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(i)            “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

(j)            “Company” means East Kansas Agri-Energy, L.L.C., a Kansas limited liability company.

(k)           “Company Minimum Gain” has the meaning given the term “partnership minimum gain” in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.

(l)            “Debt” means (i) any indebtedness for borrowed money or the deferred purchase price of property as evidenced by a note, bonds, or other instruments, (ii) obligations as lessee under capital leases, (iii) obligations secured by any mortgage, pledge, security interest, encumbrance, lien or charge of any kind existing on any asset owned or held by the Company whether or not the Company has assumed or become liable for the obligations secured thereby, (iv) any obligation under any interest rate swap agreement, (v) accounts payable and (vi) obligations under direct or indirect guarantees of (including obligations (contingent or otherwise) to assure a creditor against loss in respect of) indebtedness or obligations of the kinds referred to in clauses (i), (ii), (iii), (iv) and (v), above provided that Debt shall not include obligations in respect of any accounts payable that are incurred in the ordinary course of the Company’s business and are not delinquent or are being contested in good faith by appropriate proceedings.

(m)          “Depreciation” means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Directors.

(n)           “Directors” means any Person who (i) is referred to as such in Section 5.1 of this Agreement or has become a Director pursuant to the Terms of this Agreement, and (ii) has not ceased to be a Director pursuant to the terms of this Agreement. “Directors” means all such Persons. For purposes of the Act, the Directors shall be deemed to be the “managers” (as such term is defined and used in the Act) of the Company. Unless otherwise stated in this Agreement, any action taken by the Directors shall require the affirmative vote of a majority of the Directors present at a meeting of the Directors (in person or by telephonic or other electronic means as more specifically described in Section 5.7 and entitled to vote thereat.

(o)           “Dissolution Event” means (i) The affirmative vote of a 75% majority in interest of the Members to dissolve, wind up, and liquidate the Company; or (ii) The entry of a decree of judicial dissolution pursuant to the Act.

(p)           “Effective Date” means March 13, 2002.

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(q)           “Facilities” shall mean the ethanol production and co-product production facilities near Garnett, Kansas or such other location as may be determined by the Directors to be constructed and operated by the Company pursuant to the Business Plan.

(r)            “Financing Closing” means the actual closing (execution and delivery of all required documents) by the Company with its project lender(s) providing for all debt financing, including senior and subordinated debt and any other project financing characterized by debt obligations and repayable as debt which is required by the project lender(s) or which is deemed necessary or prudent in the sole discretion of the Directors.

(s)           “Fiscal Quarter” means (i) any three-month period commencing on each of January 1, April 1, July 1 and October 1 and ending on the last date before the next such date and (ii) the period commencing on the immediately preceding January 1, April 1, July 1, or October 1, as the case may be, and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof.

(t)            “Fiscal Year” means (i) any twelve-month period commencing on January 1 and ending on December 31 and (ii) the period commencing on the immediately preceding January 1 and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof, or, if the context requires, any portion of a Fiscal Year for which an allocation of Profits or Losses or a distribution is to be made.

(u)           “GAAP” means generally accepted accounting principles in effect in the United States of America from time to time.

(v)           “Gross Asset Value” means with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows: (i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Directors provided that the initial Gross Asset Values of the assets contributed to the Company pursuant to Section 2.1 hereof shall be as set forth in such section; (ii) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account), as determined by the Directors as of the following times: (A) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company; and (C) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), provided that an adjustment described in clauses (A) and (B) of this paragraph shall be made only if the Directors reasonably determine that such adjustment is necessary to reflect the relative economic interests of the Members in the Company; (iii) The Gross Asset Value of any item of Company assets distributed to any Member shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution as determined by the Directors; and (iv) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in

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determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of “Profits” and “Losses” or Section 3.3(c) hereof; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv). If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset, for purposes of computing Profits and Losses.

(w)          “Issuance Items” has the meaning set forth in Section 3.3(f) hereof.

(x)            “Liquidation Period” has the meaning set forth in Section 10.6 hereof.

(y)           “Liquidator” has the meaning set forth in Section 10.8 hereof.

(z)            “Losses” has the meaning set forth in the definition of “Profits” and “Losses.”

(aa)         “Member” means any person (i) whose name is set forth as such on Exhibit “A” initially attached hereto or has become a Member pursuant to the terms of this Agreement, and (ii) who is the owner of one or more Units.

(bb)         “Members” means all such Members.

(cc)         “Membership Economic Interest” means collectively, a Member’s share of “Profits” and “Losses,” the right to receive distributions of the Company’s assets, and the right to information concerning the business and affairs of the Company provided by the Act. The Membership Economic Interest of a Member is quantified by the unit of measurement referred to herein as “Units.”

(dd)         “Membership Interest” means collectively, the Membership Economic Interest and Membership Voting Interest.

(ee)         “Membership Register” means the membership register maintained by the Company at its principal office or by a duly appointed agent of the Company setting forth the name, address, the number of Units, and Capital Contributions of each Member of the Company, which shall be modified from time to time as additional Units are issued and as Units are transferred pursuant to this Agreement.

(ff)           “Membership Voting Interest” means collectively, a Member’s right to vote as set forth in this Agreement or required by the Act. The Membership Voting Interest of a Member shall mean as to any matter to which the Member is entitled to vote hereunder or as may be required under the Act, the right to one (1) vote for each Unit registered in the name of such Member as shown in the Membership Register.

(gg)         “Net Cash Flow” means the gross cash proceeds of the Company less the portion thereof used to pay or establish reserves for all Company expenses, debt payments, capital

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improvements, replacements, and contingencies, all as reasonably determined by the Directors. “Net Cash Flow” shall not be reduced by depreciation, amortization, cost recovery deductions, or similar allowances, but shall be increased by any reductions of reserves previously established.

(hh)         “Nonrecourse Deductions” has the meaning set forth in Section 1.704-2(b)(1) of the Regulations.

(ii)           “Nonrecourse Liability” has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.

(jj)           “Officer” or “Officers” has the meaning set forth in Section 5.14 hereof.

(kk)         “Permitted Transfer” has the meaning set forth in Section 9.2 hereof.

(ll)           “Person” means any individual, partnership (whether general or limited), joint venture, limited liability company, corporation, trust, estate, association, nominee or other entity.

(mm)       “Profits and Losses” mean, for each Fiscal Year, an amount equal to the Company’s taxable income or loss for such Fiscal Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication): (i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be added to such taxable income or loss; (ii) Any expenditures of the Company described in Code Section 705(a)(2)(b) or treated as Code Section 705(a)(2)(b) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be subtracted from such taxable income or loss; (iii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; (iv) Gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value; (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with the definition of Depreciation; (vi) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Unit Holder’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and (vii) Notwithstanding any

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other provision of this definition, any items which are specially allocated pursuant to Section 3.3 and Section 3.4 hereof shall not be taken into account in computing Profits or Losses. The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Sections 3.3 and Section 3.4 hereof shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.

(nn)         “Property” means all real and personal property acquired by the Company, including cash, and any improvements thereto, and shall include both tangible and intangible property.

(oo)         “Regulations” means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations are amended from time to time.

(pp)         “Regulatory Allocations” has the meaning set forth in Section 3.4 hereof.

(qq)         “Related Party” means the adopted or birth relatives of any Person and such Person’s spouse (whether by marriage or common law), if any, including without limitation great-grandparents, grandparents, children (including stepchildren and adopted children), grandchildren, and great-grandchildren thereof, and such Person’s (and such Person’s spouse’s) brothers, sisters, and cousins and their respective lineal ancestors and descendants, and any other ancestors and/or descendants, and any spouse of any of the foregoing, each trust created for the exclusive benefit of one or more of the foregoing, and the successors, assigns, heirs, executors, personal representatives and estates of any of the foregoing.

(rr)           “Securities Act” means the Securities Act of 1933, as amended.

(ss)         “Subsidiary” means any corporation, partnership, joint venture, limited liability company, association or other entity in which such Person owns, directly or indirectly, fifty percent (50%) or more of the outstanding equity securities or interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such entity.

(tt)           “Tax Matters Member” has the meaning set forth in Section 7.3 hereof.

(uu)         “Transfer” means, as a noun, any voluntary or involuntary transfer, sale, pledge or hypothecation or other disposition and, as a verb, voluntarily or involuntarily to transfer, give, sell, exchange, assign, pledge, bequest or hypothecate or otherwise dispose of.

(vv)         “Units or Unit” means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of the Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

(ww)       “Unit Holders” means all Unit Holders.

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(xx)          “Unit Holder” means the owner of one or more Units.

(yy)         “Unit Holder Nonrecourse Debt” has the same meaning as the term “partner nonrecourse debt” in Section 1.704-2(b)(4) of the Regulations.

(zz)          “Unit Holder Nonrecourse Debt Minimum Gain” means an amount, with respect to each Unit Holder Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Unit Holder Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.

(aaa)       “Unit Holder Nonrecourse Deductions “ has the same meaning as the term “partner nonrecourse deductions” in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.

SECTION 2. CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS

2.1           Original Capital Contributions. The name, address, original Capital Contribution, and initial Units quantifying the Membership Interest of each initial Member are set out in Exhibit A attached hereto, and shall also be set out in the Membership Register along with those Members admitted after to the Effective Date.

2.2           Additional Capital Contributions; Additional Units.   No Unit Holder shall be obligated to make any additional Capital Contributions to the Company or to pay any assessment to the Company, other than any unpaid amounts on such Unit Holder’s original Capital Contributions, and no Units shall be subject to any calls, requests or demands for capital. Subject to Section 5.6, additional Membership Economic Interests quantified by additional Units may be issued in consideration of Capital Contributions as agreed to between the Directors and the Person acquiring the Membership Economic Interest quantified by the additional Units. Each Person to whom additional Units are issued shall be admitted as a Member in accordance with this Agreement. Upon such Capital Contributions, the Directors shall cause Exhibit A and the Membership Register to be appropriately amended.

2.3           Capital Accounts.   A Capital Account shall be maintained for each Unit Holder in accordance with the following provisions:

(a)          To each Unit Holder’s Capital Account there shall be credited (i) such Unit Holder’s Capital Contributions, (ii) such Unit Holder’s distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Section 3.3 and Section 3.4, and (iii) the amount of any Company liabilities assumed by such Unit Holder or which are secured by any Property distributed to such Unit Holder;

(b)         To each Unit Holder’s Capital Account there shall be debited (i) the amount of money and the Gross Asset Value of any Property distributed to such Unit Holder pursuant to any provision of this Agreement, (ii) such Unit Holder’s distributive share of Losses and any items in the nature of expenses or losses which are specially allocated

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pursuant to Section 3.3 and 3.4 hereof, and (iii) the amount of any liabilities of such Unit Holder assumed by the Company or which are secured by any Property contributed by such Unit Holder to the Company;

(c)          In the event Units are Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Units; and

(d)         In determining the amount of any liability for purposes of subparagraphs (a) and (b) above there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Directors shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Unit Holders), are computed in order to comply with such Regulations, the Directors may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Person pursuant to Section 10 hereof upon the dissolution of the Company. The Directors also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Unit Holders and the amount of capital reflected on the Company’s balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

SECTION 3. ALLOCATIONS

3.1           Profits.   After giving effect to the special allocations in Section 3.3 and Section 3.4 hereof, Profits for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.

3.2           Losses.   After giving effect to the special allocations in Section 3.3 and 3.4 hereof, Losses for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.

3.3           Special Allocations.   The following special allocations shall be made in the following order:

(a)           Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Unit Holder shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder’s share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). Allocations

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pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section 3.3(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

(b)           Unit Holder Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Unit Holder Nonrecourse Debt Minimum Gain attributable to a Unit Holder Nonrecourse Debt during any Fiscal Year, each Unit Holder who has a share of the Unit Holder Nonrecourse Debt Minimum Gain attributable to such Unit Holder Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder’s share of the net decrease in Unit Holder Nonrecourse Debt Minimum Gain, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section 3.3(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.

(c)           Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit as soon as practicable, provided that an allocation pursuant to this Section 3.3(c) shall be made only if and to the extent that the Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 3 have been tentatively made as if this Section 3.3(c) were not in the Agreement.

(d)           Gross Income Allocation. In the event any Member has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to any provision of this Agreement, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations, each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 3.3(d) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 3 have been made as if Section 3.3(c) and this Section 3.3(d) were not in this Agreement.

(e)           Nonrecourse Deductions. Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated among the Members in proportion to Units held.

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(f)            Unit Holder Nonrecourse Deductions. Any Unit Holder Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Unit Holder who bears the economic risk of loss with respect to the Unit Holder Nonrecourse Debt to which such Unit Holder Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).

(g)           Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Unit Holder in complete liquidation of such Unit Holder’s interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Unit Holders in accordance with their interests in the Company in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Unit Holder to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

(h)           Allocations Relating to Taxable Issuance of Company Units. Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of Units by the Company to a Unit Holder (the “Issuance Items”) shall be allocated among the Unit Holders so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Unit Holder shall be equal to the net amount that would have been allocated to each such Unit Holder if the Issuance Items had not been realized.

3.4           Curative Allocations.   The allocations set forth in Sections 3.3(a), 3.3(b), 3.3(c), 3.3(d), 3.3(e), 3.3(f), 3.3(g), 3.3(h) and 3.5 (the “Regulatory Allocations”) are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 3.4. Therefore, notwithstanding any other provision of this Section 3 (other than the Regulatory Allocations), the Directors shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Sections 3.1, 3.2, and 3.3(h). In exercising their discretion under this Section 3.4, the Directors shall take into account future Regulatory Allocations under Sections 3.3(a) and 3.3(b) that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 3.3(e) and 3.3(f).

3.5           Loss Limitation.   Losses allocated pursuant to Section 3.2 hereof shall not exceed the maximum amount of Losses that can be allocated without causing any Unit Holder to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event some but not all of the Unit Holders would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 3.2 hereof, the limitation set forth in this Section 3.5 shall be applied on a Unit Holder by Unit Holder basis and Losses not allocable to any Unit Holder as a result of such limitation shall be allocated to the other Unit Holders in accordance

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with the positive balances in such Unit Holder’s Capital Accounts so as to allocate the maximum permissible Losses to each Unit Holder under Section 1.704-1(b)(2)(ii)(d) of the Regulations.

3.6           Other Allocation Rules.   (a) For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Directors using any permissible method under Code Section 706 and the Regulations thereunder. (b) The Unit Holders are aware of the income tax consequences of the allocations made by this Section 3 and hereby agree to be bound by the provisions of this Section 3 in reporting their shares of Company income and loss for income tax purposes. (c) Solely for purposes of determining a Unit Holder’s proportionate share of the “excess nonrecourse liabilities” of the Company within the meaning of Regulations Section 1.752-3(a)(3), the Unit Holders’ aggregate interests in Company profits shall be deemed to be as provided in the capital accounts. To the extent permitted by Section 1.704-2(h)(3) of the Regulations, the Directors shall endeavor to treat distributions of Net Cash Flow as having been made from the proceeds of a Nonrecourse Liability or a Unit Holder Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Unit Holder. (d) Generally, allocations of Profits and Losses to the Unit Holders shall be allocated among them in the ratio which each Unit Holder’s Units bears to the total number of Units issued and outstanding.

3.7           Tax Allocations:  Code Section 704(c).   In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any Property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Unit Holders so as to take account of any variation between the adjusted basis of such Property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value). In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Directors in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 3.7 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Unit Holder’s Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.

3.8           Tax Credit Allocations. All credits against income tax with respect to the Company’s property or operations, including the Small Ethanol Producer Credit (as defined in the Code), if available, shall be allocated among the Members in accordance with their respective membership interests in the Company for the Fiscal Year during which the expenditure, production, sale, or other event giving rise to the credit occurs. This Section 3.8 is intended to comply with the applicable tax credit allocation principles of section 1.704-1(b)(4)(ii) of the Regulations and shall be interpreted consistently therewith.

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SECTION 4. DISTRIBUTIONS

4.1           Net Cash Flow. Except as otherwise provided in Section 10 hereof, Net Cash Flow, if any, shall be distributed to the Unit Holders in proportion to Units held subject to, and to the extent permitted by, any loan covenants or restrictions on such distributions agreed to by the Company in any loan agreements with the Company’s lenders from time to time in effect. In determining Net Cash Flow, the Directors shall endeavor to provide for cash distributions at such times and in such amounts as will permit the Unit Holders to make timely payment of income taxes.

4.2           Amounts Withheld.   All amounts withheld pursuant to the Code or any provision of any state, local or foreign tax law with respect to any payment, distribution or allocation to the Company or the Unit Holders shall be treated as amounts paid or distributed, as the case may be, to the Unit Holders with respect to which such amount was withheld pursuant to this Section 4.2 for all purposes under this Agreement. The Company is authorized to withhold from payments and distributions, or with respect to allocations to the Unit Holders, and to pay over to any federal, state and local government or any foreign government, any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state or local law or any foreign law, and shall allocate any such amounts to the Unit Holders with respect to which such amount was withheld.

4.3           Limitations on Distributions.   The Company shall make no distributions to the Unit Holders except as provided in this Section 4 and Section 10 hereof. Notwithstanding any other provision, no distribution shall be made if it is not permitted to be made under the Act.

SECTION 5. MANAGEMENT

5.1           Directors.   The Directors shall direct the business and affairs of the Company, and shall exercise all of the powers of the Company except such as are by this Agreement conferred upon or reserved to the Members. The Directors shall adopt such policies, rules, regulations, and actions not inconsistent with law or this Agreement as it may deem advisable. The management of the business and affairs of the Company shall be directed by the Directors and not by its Members. The Directors of the Company shall consist of a minimum of seven (7) and a maximum of eleven (11) members, and the number of Directors may be fixed or changed from time to time, within that variable range, by the Directors, in accordance with the provisions of this Section 5.1. The Members may increase or decrease the number of Directors last approved and may change from a variable range to a fixed number or visa versa by majority vote at any annual or special meeting. Subject to Section 5.4 hereof or any other express provisions hereof, the business and affairs of the Company shall be managed by or under the direction of the Directors. The amendment or repeal of this section or the adoption of any provision inconsistent therewith shall require the approval of the Unit Holders representing at least a majority of the outstanding Units.

5.2           Election of Directors.   The initial Directors, appointed by the initial Members, shall be the individuals set forth on Exhibit “B” attached hereto. The initial Directors shall each serve as

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Directors for an initial term ending one (1) year after substantial completion of the construction of the Facilities, and in all cases until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of such Director. After the expiration of the initial terms of the Directors, at each annual meeting of the Members, Directors shall be elected by the Members for staggered terms of three (3) years and until a successor is elected and qualified. The terms of Class I Directors shall expire first, followed by those of Class II Directors, and Class III Directors, respectively. One or more nominees for Director positions up for election shall be named by the then current Directors or by a nominating committee established by the Directors. Nominations for the election of directors may also be made by any Unit Holder entitled to vote generally in the election of directors. However, any Unit Holder that intends to nominate one or more persons for election as Directors at a meeting may do so only if written notice of such Unit Holder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than thirty (30) days nor more than ninety (90) days prior to the annual meeting of the Company. Each such notice to the Secretary shall set forth: (i) the name and address of record of the Unit Holder who intends to make the nomination; (ii) a representation that the Unit Holder is a holder of record of Units of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the Unit Holder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Unit Holder; (v) such other information regarding each nominee proposed by such Unit Holder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; (vi) the consent of each nominee to serve as a Director of the Company if so elected, and (vi) a nominating petition signed and dated by the holders of at least five percent (5%) of the then outstanding Units and clearly setting forth the proposed nominee as a candidate of the Director’s seat to be filled at the next election of Directors. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director of the Company. The presiding Officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. The amendment or repeal of this section or the adoption of any provision inconsistent therewith shall require the approval of the Unit Holders representing at least a majority of the outstanding Units. Whenever a vacancy occurs other than from expiration of a term of office or removal from office, a majority of the remaining Directors shall appoint a new Director to fill the vacancy for the remainder of such term.

5.3           Committees.   A resolution approved by the affirmative vote of a majority of the Directors may establish committees having the authority of the Directors in the management of the business of the Company to the extent provided in the resolution. A committee shall consist of one or more persons, who need not be Directors, appointed by affirmative vote of a majority of the Directors present. Committees may include a compensation committee and/or an audit committee, in each case consisting of one or more independent Directors or other independent persons. Committees are subject to the direction and control of, and vacancies in the membership

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thereof shall be filled by, the Directors. A majority of the members of the committee present at a meeting is a quorum for the transaction of business, unless a larger or smaller proportion or number is provided in a resolution approved by the affirmative vote of a majority of the Directors present.

5.4           Authority of Directors.   Subject to the limitations and restrictions set forth in this Agreement, the Directors shall direct the management of the business and affairs of the Company and shall have all of the rights and powers which may be possessed by a “manager” under the Act including, without limitation, the right and power to do or perform the following and, to the extent permitted by the Act or this Agreement, the further right and power by resolution of the Directors to delegate to the Officers or such other Person or Persons to do or perform the following:

(a)          Conduct its business, carry on its operations and have and exercise the powers granted by the Act in any state, territory, district or possession of the United States, or in any foreign country which may be necessary or convenient to effect any or all of the purposes for which it is organized;

(b)         Acquire by purchase, lease, or otherwise any real or personal property which may be necessary, convenient, or incidental to the accomplishment of the purposes of the Company;

(c)          Operate, maintain, finance, improve, construct, own, grant operations with respect to, sell, convey, assign, mortgage, and lease any real estate and any personal property necessary, convenient, or incidental to the accomplishment of the purposes of the Company;

(d)         Execute any and all agreements, contracts, documents, certifications, and instruments necessary or convenient in connection with the management, maintenance, and operation of the business, or in connection with managing the affairs of the Company, including, executing amendments to this Agreement and the Articles in accordance with the terms of this Agreement, both as Directors and, if required, as attorney-in-fact for the Members pursuant to any power of attorney granted by the Members to the Directors;

(e)          Borrow money and issue evidences of indebtedness necessary, convenient, or incidental to the accomplishment of the purposes of the Company, and secure the same by mortgage, pledge, or other lien on any Company assets;

(f)            Execute, in furtherance of any or all of the purposes of the Company, any deed, lease, mortgage, deed of trust, mortgage note, promissory note, bill of sale, contract, or other instrument purporting to convey or encumber any or all of the Company assets;

(g)         Prepay in whole or in part, refinance, recast, increase, modify, or extend any liabilities affecting the assets of the Company and in connection therewith execute any extensions or renewals of encumbrances on any or all of such assets;

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(h)         Care for and distribute funds to the Members by way of cash income, return of capital, or otherwise, all in accordance with the provisions of this Agreement, and perform all matters in furtherance of the objectives of the Company or this Agreement;

(i)             Contract on behalf of the Company for the employment and services or employees and/or independent contractors, such as lawyers and accountants, and delegate to such Persons the duty to manage or supervise any of the assets or operations of the Company;

(j)             Engage in any kind of activity and perform and carry out contracts of any kind (including contracts of insurance covering risks to Company assets and Directors’ and Officers’ liability) necessary or incidental to, or in connection with, the accomplishment of the purposes of the Company, as may be lawfully carried on or performed by a limited liability company under the laws of each state in which the Company is then formed or qualified;

(k)          Take, or refrain from taking, all actions, not expressly proscribed or limited by this Agreement, as may be necessary or appropriate to accomplish the purposes of the Company;

(l)             Institute, prosecute, defend, settle, compromise, and dismiss lawsuits or other judicial or administrative proceedings brought on or in behalf of, or against, the Company, the Members or the Directors or Officers in connection with activities arising out of, connected with, or incidental to this Agreement, and to engage counsel or others in connection therewith;

(m)       Purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in or obligations of domestic or foreign corporations, associations, general or limited partnerships, other limited liability companies, or individuals or direct or indirect obligations of the United States or of any government, state, territory, government district or municipality or of any instrumentality of any of them;

(n)         Agree with any Person as to the form and other terms and conditions of such Person’s Capital Contribution to the Company and cause the Company to issue Membership Economic Interests and Units in consideration of such Capital Contribution; and

(o)         Indemnify a Member or Directors or Officers, or former Members or Directors or Officers, and to make any other indemnification that is authorized by this Agreement in accordance with, and to the fullest extent permitted by, the Act.

5.5           Director as Agent.   Notwithstanding the power and authority of the Directors to manage the business and affairs of the Company, no Director shall have authority to act as agent for the

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Company for the purposes of its business (including the execution of any instrument on behalf of the Company) unless the Directors have authorized the Director to take such action. The Directors may also delegate authority to manage the business and affairs of the Company (including the execution of instruments on behalf of the Company) to such Person or Persons (including to any Officers) designated by the Directors, and such Person or Persons (or Officers) shall have such titles and authority as determined by the Directors.

5.6           Restrictions on Authority of Directors.   (a) The Directors shall not have authority to, and they covenant and agree that they shall not, do any of the following acts without the unanimous consent of the Members:

(i)                                                          Cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company as set forth in Section 1.3 hereof;

(ii)                                                       Knowingly do any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement;

(iii)                                                    Possess Company Property, or assign rights in specific Company Property, for other than a Company purpose; or

(iv)                                                   Cause the Company to voluntarily take any action that would cause a bankruptcy of the Company.

(b) The Directors shall not have authority to, and they covenant and agree that they shall not cause the Company to, without the consent of a majority of the Membership Voting Interests:

(i)                                     Merge, consolidate, exchange or otherwise dispose of at one time all or substantially all of the Property, except for a liquidating sale of the Property in connection with the dissolution of the Company;

(ii)                                  Confess a judgment against the Company in an amount in excess of $500,000;

(iii)                               Issue Units at a purchase price of less than $500.00 per Unit;

(iv)                              Issue more than an aggregate of 20,000 Units;

(v)                                 Elect to dissolve the Company;

(vi)                              Cause the Company to acquire any equity or debt securities of any Director or any of its Affiliates, or otherwise make loans to any Director or any of its Affiliates.

The actions specified herein as requiring the consent of the Members shall be in addition to any actions by the Directors which are specified in the Act as requiring the consent or approval of the Members. Any such required consent or approval may be given by a vote of a majority of the Membership Voting Interests.

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5.7           Director Actions.   Meetings of the Directors shall be held at such times and places as shall from time to time be determined by the Directors. Meetings of the Directors may also be called by the Chairman of the Company or by any one or more Directors. If the date, time, and place of a meeting of the Directors has been announced at a previous meeting, no notice shall be required. In all other cases, five (5) days’ written notice of meetings, stating the date, time, and place thereof and any other information required by law or desired by the Person(s) calling such meeting, shall be given to each Director. Any Director may waive notice of any meeting. A waiver of notice by a Director is effective whether given before, at, or after the meeting, and whether given orally, in writing, or by attendance. The attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, unless such Director objects at the beginning of the meeting to the transaction of business on the grounds that the meeting is now lawfully called or convened and does not participate thereafter in the meeting. Any action required or permitted to be taken by the Directors may also be taken by a written action signed by a majority of all Directors, provided that a copy of such written action shall be promptly given to all Directors. The Directors may participate in any meeting of the Directors by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear each other. Not less than fifty percent (50%) of the Directors shall constitute a quorum for the transaction of business at any Director’s meeting. Each Director shall have one (1) vote at meetings of the Directors. The Directors shall take action by the vote of a majority of all Directors. No Director shall be disqualified from voting on any matter to be determined or decided by the Directors solely by reason of such Director’s (or his/her Affiliate’s) potential financial interest in the outcome of such vote, provided that the nature of such Director’s (or his/her Affiliate’s) potential financial interest was reasonably disclosed at the time of such vote.

5.8           Duties and Obligations of Directors.  The Directors shall cause the Company to conduct its business and operations separate and apart from that of any Director or any of its Affiliates. The Directors shall take all actions which may be necessary or appropriate (i) for the continuation of the Company’s valid existence as a limited liability company under the laws of the State of Kansas and each other jurisdiction in which such existence is necessary to protect the limited liability of Members or to enable the Company to conduct the business in which it is engaged, and (ii) for the accomplishment of the Company’s purposes, including the acquisition, development, maintenance, preservation, and operation of Company Property in accordance with the provisions of this Agreement and applicable laws and regulations. Each Director shall have the duty to discharge the foregoing duties in good faith, in a manner the Director believes to be in the best interests of the Company, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. The Directors shall be under no other fiduciary duty to the Company or the Members to conduct the affairs of the Company in a particular manner.

5.9           Chairman and Vice Chairman.   Unless provided otherwise by a resolution adopted by the Directors, the Chairman shall preside at meetings of the Members and the Directors; shall see that all orders and resolutions of the Directors are carried into effect; may maintain records of and certify proceedings of the Directors and Members; and shall perform such other duties as may from time to time be prescribed by the Directors. The Vice Chairman shall, in the absence

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or disability of the Chairman, perform the duties and exercise the powers of the Chairman and shall perform such other duties as the Directors or the Chairman may from time to time prescribe. The Directors may designate more than one Vice Chairmen, in which case the Vice Chairmen shall be designated by the Directors so as to denote which is most senior in office.

5.10         President and Chief Executive Officer.   Until provided otherwise by a resolution of the Directors, the Chairman shall also act as the interim President and CEO of the Company (herein referred to as the “President”; the titles of President and CEO shall constitute a reference to one and the same office and Officer of the Company), and the Chairman may exercise the duties of the office of Chairman using any such designations. The Directors shall appoint someone other than the Chairman as the President of the Company not later than the commencement of operations of the Facilities, and such President shall perform such duties as the Directors may from time to time prescribe, including without limitation, the management of the day-to-day operations of the Facilities.

5.11         Chief Financial Officer.   Unless provided otherwise by a resolution adopted by the Directors, the Chief Financial Officer of the Company shall be the Treasurer of the Company and shall keep accurate financial records for the Company; shall deposit all monies, drafts, and checks in the name of and to the credit of the Company in such banks and depositories as the Directors shall designate from time to time; shall endorse for deposit all notes, checks, and drafts received by the Company as ordered by the Directors, making proper vouchers therefor; shall disburse Company funds and issue checks and drafts in the name of the Company as ordered by the Directors, shall render to the President and the Directors, whenever requested, an account of all such transactions as Chief Financial Officer and of the financial condition of the Company, and shall perform such other duties as may be prescribed by the Directors or the President from time to time.

5.12         Secretary; Assistant Secretary.   The Secretary shall attend all meetings of the Directors and of the Members and shall maintain records of, and whenever necessary, certify all proceedings of the Directors and of the Members. The Secretary shall keep the required records of the Company, when so directed by the Directors or other person or persons authorized to call such meetings, shall give or cause to be given notice of meetings of the Members and of meetings of the Directors, and shall also perform such other duties and have such other powers as the Chairman or the Directors may prescribe from time to time. An Assistant Secretary, if any, shall perform the duties of the Secretary during the absence or disability of the Secretary.

5.13         Vice President.   The Company may have one or more Vice Presidents. If more than one, the Directors shall designate which is most senior. The most senior Vice President shall perform the duties of the President in the absence of the President.

5.14         Delegation.   Unless prohibited by a resolution of the Directors, the President, Chief Financial Officer, Vice President and Secretary (individually, an “Officer” and collectively, “Officers”) may delegate in writing some or all of the duties and powers of such Officer’s management position to other Persons. An Officer who delegates the duties or powers of an office remains subject to the standard of conduct for such Officer with respect to the discharge of all duties and powers so delegated.

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5.15         Execution of Instruments.   All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Company shall be signed on behalf of the Company by (i) the Chairman; or (ii) when authorized by resolution(s) of the Directors, the President; or (iii) by such other person or persons as may be designated from time to time by the Directors.

5.16         Limitation of Liability; Indemnification of Directors.   To the maximum extent permitted under the Act and other applicable law, no Member or Director of this Company shall be personally liable for any debt, obligation or liability of this Company merely by reason of being a Member or Director or both. No Director of this Company shall be personally liable to this Company or its Members for monetary damages for a breach of fiduciary duty by such Director; provided that this provision shall not eliminate or limit the liability of a Director for any of the following: (i) receipt of an improper financial benefit to which the Director is not entitled; (ii) liability for receipt of distributions in violation of the articles of organization, operating agreement, or Section 17-76,110 of the Act; (iii) a knowing violation of law; or (iv) acts or omissions involving fraud, bad faith or willful misconduct. To the maximum extent permitted under the Act and other applicable law, the Company, its receiver, or its trustee (in the case of its receiver or trustee, to the extent of Company Property) shall indemnify, save and hold harmless, and pay all judgments and claims against each Director or officer or director of such Director relating to any liability or damage incurred by reason of any act performed or omitted to be performed by such Director, officer, or director in connection with the business of the Company, including reasonable attorneys’ fees incurred by such Director, officer, or director in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred, including all such liabilities under federal and state securities laws as permitted by law. To the maximum extent permitted under the Act and other applicable law, in the event of any action by a Unit Holder against any Director, including a derivative suit, the Company shall indemnify, save harmless, and pay all costs, liabilities, damages and expenses of such Director, including reasonable attorneys’ fees incurred in the defense of such action. Notwithstanding the foregoing provisions, no Director shall be indemnified by the Company to the extent prohibited or limited (but only to the extent limited) by the Act. The Company may purchase and maintain insurance on behalf of any Person in such Person’s official capacity against any liability asserted against and incurred by such Person in or arising from that capacity, whether or not the Company would otherwise be required to indemnify the Person against the liability.

5.17         Compensation; Expenses of Directors.   No Member or Director shall receive any salary, fee, or draw for services rendered to or on behalf of the Company merely by virtue of their status as a Member or Director, it being the intention that, irrespective of any personal interest of any of the Directors, the Directors shall have authority to establish reasonable compensation of all Directors for services to the Company as Directors, Officers, or otherwise. Except as otherwise approved by or pursuant to a policy approved by the Directors, no Member or Director shall be reimbursed for any expenses incurred by such Member or Director on behalf of the Company. Notwithstanding the foregoing, by resolution by the Directors, the Directors may be paid as reimbursement therefor, their expenses, if any, of attendance at each meeting of the Directors. In addition, the Directors, by resolution, may approve from time to time, the salaries and other compensation packages of the Officers of the Company.

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5.18         Loans.   Any Member or Affiliate may, with the consent of the Directors, lend or advance money to the Company. If any Member or Affiliate shall make any loan or loans to the Company or advance money on its behalf, the amount of any such loan or advance shall not be treated as a contribution to the capital of the Company but shall be a debt due from the Company. The amount of any such loan or advance by a lending Member or Affiliate shall be repayable out of the Company’s cash and shall bear interest at a rate not in excess of the prime rate established, from time to time, by any major bank selected by the Directors for loans to its most creditworthy commercial borrowers, plus four percent (4%) per annum. If the Directors, or any Affiliate of the Directors, is the lending Member, the rate of interest and the terms and conditions of such loan shall be no less favorable to the Company than if the lender had been an independent third party. None of the Members or their Affiliates shall be obligated to make any loan or advance to the Company.

SECTION 6. ROLE OF MEMBERS

6.1           Rights of Powers.   Except as otherwise expressly provided for in this Agreement, the Members shall not have any right or power to take part in the management or control of the Company or its business and affairs or to act for or bind the Company in any way.

6.2           Voting Rights.   The Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this Agreement.

6.3           Member Meetings; Quorum and Proxies.   Meetings of the Members shall be called by the Directors, and shall be held at the principal office of the Company or at such other place as shall be designated by the person calling the meeting. Notice of the meeting, stating the place, day and hour of the meeting, shall be given to each Member in accordance with Section 14.1 hereof at least 5 days and no more than 60 days before the day on which the meeting is to be held. Unit Holders representing an aggregate of not less than thirty percent (30%) of the Units may also in writing demand that a meeting of the Members be called by the Directors. Regular meetings of the Members shall be held not less than once per Fiscal Year, at such time and place as determined by the Directors upon written notice thereof stating the date, time and place, given not less than five (5) days nor more than sixty (60) days prior to the meeting to every Member entitled to vote at such meeting. A Member may waive the notice of meeting required hereunder by written notice of waiver signed by the Member whether given before, during or after the meeting. Attendance by a Member at a meeting is waiver of notice of that meeting, unless the Member objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting. The presence (in person or by proxy or mail ballot) of at least twenty percent (20%) of the Membership Voting Interests is required for the transaction of business at a meeting of the Members. Voting by proxy or by mail ballot shall be permitted on any matter if authorized by the Directors.

6.4           Termination of Membership.   The membership of a Member in the Company shall terminate upon the occurrence of events described in the Act, including registration and withdrawal. If for any reason the membership of a Member is terminated, the Member whose

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membership has terminated loses all Membership Voting Interests and shall be considered merely as assignee of the Membership Economic Interest owned before the termination of membership, having only the rights of an unadmitted Assignee provided for in Section 10.6 hereof.

6.5           Continuation of the Company.   The Company shall not be dissolved upon the occurrence of any event which is deemed to terminate the continued membership of a Member. The Company’s affairs shall not be required to be wound up. The Company shall continue without dissolution.

6.6           No Obligation to Purchase Membership Interest.   No Member whose membership in the Company terminates, nor any transferee of such Member, shall have any right to demand or receive a return of such terminated Member’s Capital Contributions or to require the purchase or redemption of the Member’s Membership Interest. The other Members and the Company shall not have any obligation to purchase or redeem the Membership Interest of any such terminated Member or transferee of any such terminated Member.

6.7           Waiver of Dissenters Rights.   Each Member hereby disclaims, waives and agrees, to the fullest extent permitted by law or the Act, not to assert dissenters’ or similar rights under the Act.

6.8           Limitation on Ownership. Notwithstanding any other provision herein, no Member shall directly or indirectly own or control more than twenty five percent (25%) of the issued and outstanding Units at any time.

SECTION 7. ACCOUNTING, BOOKS AND RECORDS

7.1           Accounting, Books and Records.   The books and records of the Company shall be kept, and the financial position and the results of its operations recorded, in accordance with GAAP. The books and records shall reflect all the Company transactions and shall be appropriate and adequate for the Company’s business. The Company shall maintain at its principal office all of the following: (i) A current list of the full name and last known business or residence address of each Member and Assignee set forth in alphabetical order, together with the Capital Contributions, Capital Account and Units of each Member and Assignee; (ii) The full name and business address of each Director; (iii) A copy of the Articles and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which the Articles or any amendments thereto have been executed; (iv) Copies of the Company’s federal, state, and local income tax or information returns and reports, if any, for the six most recent taxable years; (v) A copy of this Agreement and any an all amendments thereto together with executed copies of any powers of attorney pursuant to which this Agreement or any amendments thereto have been executed; and (vi) Copies of the financial statements of the Company, if any, for the six most recent Fiscal Years. The Company shall use the accrual method of accounting in preparation of its financial reports and for tax purposes and shall keep its books and records accordingly. Any Member or its designated representative shall have reasonable access during normal business hours to such information and documents. The rights granted to a Member pursuant to this Section 8.1 are expressly subject to compliance by such Member with the safety,

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security and confidentiality procedures and guidelines of the Company, as such procedures and guidelines may be established from time to time.

7.2           Reports.   The chief financial officer of the Company shall be responsible for causing the preparation of financial reports of the Company and the coordination of financial matters of the Company with the Company’s accountants. The Company shall cause to be delivered to each Member the financial statements listed below, prepared, in each case (other than with respect to Member’s Capital Accounts, which shall be prepared in accordance with this Agreement) in accordance with GAAP consistently applied. As soon as practicable following the end of each Fiscal Year (and in any event not later than ninety (90) days after the end of such Fiscal Year) and at such time as distributions are made to the Unit Holders pursuant to Section 12 hereof following the occurrence of a Dissolution Event, a balance sheet of the Company as of the end of such Fiscal Year and the related statements of operations, Unit Holders’ Capital Accounts and changes therein, and cash flows for such Fiscal Year, together with appropriate notes to such financial statements and supporting schedules, all of which shall be audited and certified by the Company’s accountants, and in each case, to the extent the Company was in existence, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year end (in the case of the balance sheet) and the two (2) immediately preceding Fiscal Years (in the case of the statements).

7.3           Tax Matters.   The Directors shall, without any further consent of the Unit Holders being required (except as specifically required herein), make any and all elections for federal, state, local, and foreign tax purposes as the Directors shall determine appropriate and represent the Company and the Unit Holders before taxing authorities or courts of competent jurisdiction in tax matters affecting the Company or the Unit Holders in their capacities as Unit Holders, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Unit Holders with respect to such tax matters or otherwise affect the rights of the Company and the Unit Holders. The Directors shall designate a Person to be specifically authorized to act as the “Tax Matters Member” under the Code and in any similar capacity under state or local law; provided, however, that the Directors shall have the authority to designate, remove and replace the Tax Matters Member who shall act as the tax matters partner within the meaning of and pursuant to Regulations Sections 301.6231(a)(7)-1 and -2 or any similar provision under state or local law. Necessary tax information shall be delivered to each Unit Holder as soon as practicable after the end of each Fiscal Year of the Company but not later than three (3) months after the end of each Fiscal Year.

7.4           Delivery to Members and Inspection.   Upon the request of any Member for purposes reasonably related to the interest of that Person as a Member, the Directors shall promptly deliver to the requesting Member, at the expense of the requesting Member, a copy of the information required to be maintained under Sections 7.1 and a copy of this Agreement and all amendments hereto. Each Member has the right, upon reasonable request for purposes reasonably related to the interest of the Person as a Member and for proper purposes, to: (i) inspect and copy during normal business hours any of the Company records described in Sections 7.1; and (ii) obtain from the Directors, promptly after their becoming available, a copy of the Company’s federal,

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state, and local income tax or information returns for each Fiscal Year. Each Assignee shall have the right to information regarding the Company only to the extent required by the Act.

SECTION 8. AMENDMENTS

8.1           Amendments.   Amendments to this Agreement may be proposed by the Directors or any Member. Following such proposal, the Directors shall submit to the Members a verbatim statement of any proposed amendment, providing that counsel for the Company shall have approved of the same in writing as to form, and the Directors shall include in any such submission a recommendation as to the proposed amendment. The Directors shall seek the written vote of the Members on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. A proposed amendment shall be adopted and be effective as an amendment hereto only if approved by the affirmative vote of a majority of the Membership Voting Interests of the Members. Notwithstanding any provision of this Section 8.1 to the contrary, this Agreement shall not be amended without the consent of each Member adversely affected if such amendment would modify the limited liability of a Member, or alter the Membership Economic Interest of a Member.

SECTION 9. TRANSFERS

9.1           Restrictions on Transfers.   Except as otherwise permitted by this Agreement, no Member shall Transfer all or any portion of its Units. In the event that any Member pledges or otherwise encumbers all or any part of its Units as security for the payment of a Debt, any such pledge or hypothecation shall be made pursuant to a pledge or hypothecation agreement that requires the pledgee or secured party to be bound by all of the terms and conditions of this Section 9. In the event such pledgee or secured party becomes the Unit Holder hereunder pursuant to the exercise of such party’s rights under such pledge or hypothecation agreement, such pledgee or secured party shall be bound by all terms and conditions of this Operating Agreement and all other agreements governing the rights and obligations of Unit Holders. In such case, such pledgee or secured party, and any transferee or purchaser of the Units held by such pledgee or secured party, shall not have any Membership Voting Interest attached to such Units unless and until the Directors have approved in writing and admitted as a Member hereunder, such pledgee, secured party, transferee or purchaser of such Units.

9.2           Permitted Transfers.   Subject to the conditions and restrictions set forth in this Section 9, a Member may (a) at any time Transfer all or any portion of its Units (i) to the transferor’s administrator or trustee to whom such Units are transferred involuntarily by operation of law, or (ii) without consideration to or in trust for descendants of a Member; and (b) at any time following the date on which substantial operations of the Facilities commences, Transfer all or any portion of its Units (i) to any Person approved by a majority of the Directors in writing, or (ii) to any other Member or to any Affiliate or Related Party of another Member, or (iii) to any Affiliate or Related Party of the transferor. Any such Transfer set forth in this Section 9.2 and meeting the conditions set forth in Section 9.3 below is referred to in this Agreement as a “Permitted Transfer”.

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9.3           Conditions to Permitted Transfers.   A Transfer shall not be treated as a Permitted Transfer under Section 9.2 hereof unless and until the Directors have approved such Transfer as set forth in Section 9.2 and the following conditions are satisfied:

(a) Except in the case of a Transfer involuntarily by operation of law, the transferor and transferee shall execute and deliver to the Company such documents and instruments of conveyance as may be necessary or appropriate in the opinion of counsel to the Company to effect such Transfer. In the case of a Transfer of Units involuntarily by operation of law, the Transfer shall be confirmed by presentation to the Company of legal evidence of such Transfer, in form and substance satisfactory to counsel to the Company. In all cases, the Company shall be reimbursed by the transferor and/or transferee for all costs and expenses that it reasonably incurs in connection with such Transfer.

(b) The transferor and transferee shall furnish the Company with the transferee’s taxpayer identification number, sufficient information to determine the transferee’s initial tax basis in the Units transferred, and any other information reasonably necessary to permit the Company to file all required federal and state tax returns and other legally required information statements or returns. Without limiting the generality of the foregoing, the Company shall not be required to make any distribution otherwise provided for in this Agreement with respect to any transferred Units until it has received such information.

(c) Except in the case of a Transfer of any Units involuntarily by operation of law, either (i) such Units shall be registered under the Securities Act, and any applicable state securities laws, or (ii) the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Directors, to the effect that such Transfer is exempt from all applicable registration requirements and that such Transfer will not violate any applicable laws regulating the Transfer of securities.

(d) Except in the case of a Transfer of Units involuntarily by operation of law, the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Directors, to the effect that such Transfer will not cause the Company to be deemed to be an “investment company” under the Investment Company Act of 1940.

(e) Unless otherwise approved by the Directors and a 75% majority in interest of the Members, no Transfer of Units shall be made except upon terms which would not, in the opinion of counsel chosen by and mutually acceptable to the Directors and the transferor Member, result in the termination of the Company within the meaning of Section 708 of the Code or cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company. If the immediate Transfer of such Unit would, in the opinion of such counsel, cause a termination within the meaning of Section 708 of the Code, then if, in the opinion of such counsel, the following action would not precipitate such termination, the transferor Member shall be entitled to (or required, as the case may be) (i) immediately Transfer only that portion of its Units as may, in the opinion of such counsel, be transferred without causing such a termination and (ii) enter

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into an agreement to Transfer the remainder of its Units, in one or more Transfers, at the earliest date or dates on which such Transfer or Transfers may be effected without causing such termination. The purchase price for the Units shall be allocated between the immediate Transfer and the deferred Transfer or Transfers pro rata on the basis of the percentage of the aggregate Units being transferred, each portion to be payable when the respective Transfer is consummated, unless otherwise agreed by the parties to the Transfer. In the case of a Transfer by one Member to another Member, the deferred purchase price shall be deposited in an interest-bearing escrow account unless another method of securing the payment thereof is agreed upon by the transferor Member and the transferee Member(s).

(f) No notice or request initiating the procedures contemplated by Section 9.3 may be given by any Member after a Dissolution Event has occurred. No Member may sell all or any portion of its Units after a Dissolution Event has occurred.

(g) No Person shall Transfer any Unit if, in the determination of the Directors, such Transfer would cause the Company to be treated as a “publicly traded partnership” within the meaning of Section 7704(b) of the Code.

The Directors shall have the authority to waive any legal opinion or other condition required in this Section 9.3 other than the member approval requirement set forth in Section 9.3(e).

9.4           Prohibited Transfers.   Any purported Transfer of Units that is not a Permitted Transfer shall be null and void and of no force or effect whatsoever; provided that, if the Company is required to recognize a Transfer that is not a Permitted Transfer (or if the Directors, in their sole discretion, elect to recognize a Transfer that is not a Permitted Transfer), the Units Transferred shall be strictly limited to the transferor’s Membership Economic Interests as provided by this Agreement with respect to the transferred Units, which Membership Economic Interests may be applied (without limiting any other legal or equitable rights of the Company) to satisfy any debts, obligations, or liabilities for damages that the transferor or transferee of such Interest may have to the Company. In the case of a Transfer or attempted Transfer of Units that is not a Permitted Transfer, the parties engaging or attempting to engage in such Transfer shall be liable to indemnify and hold harmless the Company and the other Members from all cost, liability, and damage that any of such indemnified Members may incur (including, without limitation, incremental tax liabilities, lawyers’ fees and expenses) as a result of such Transfer or attempted Transfer and efforts to enforce the indemnity granted hereby.

9.5           Rights of Unadmitted Assigness.   A Person who acquires Units but who is not admitted as a substituted Member pursuant to Section 9.6 hereof shall be entitled only to the Membership Economic Interests with respect to such Units in accordance with this Agreement, and shall not be entitled to the Membership Voting Interest with respect to such Units. In addition, such Person shall have no right to any information or accounting of the affairs of the Company, shall not be entitled to inspect the books or records of the Company, and shall not have any of the rights of a Member under the Act or this Agreement.

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9.6           Admission of Substituted Members.   As to Permitted Transfers, a transferee of Units shall be admitted as a substitute Member provided that such transferee has complied with the following provisions: (a) The transferee of Units shall, by written instrument in form and substance reasonably satisfactory to the Directors; (i) accept and adopt the terms and provisions of this Agreement, including this Section 9, and (ii) assume the obligations of the transferor Member under this Agreement with respect to the transferred Units. The transferor Member shall be released from all such assumed obligations except (x) those obligations or liabilities of the transferor Member arising out of a breach of this Agreement, (y) in the case of a Transfer to any Person other than a Member or any of its Affiliates, those obligations or liabilities of the transferor Member based on events occurring, arising or maturing prior to the date of Transfer, and (z) in the case of a Transfer to any of its Affiliates, any Capital Contribution or other financing obligation of the transferor Member under this Agreement; (b) The transferee pays or reimburses the Company for all reasonable legal, filing, and publication costs that the Company incurs in connection with the admission of the transferee as a Member with respect to the Transferred Units; and (c) Except in the case of a Transfer involuntarily by operation of law, if required by the Directors, the transferee (other than a transferee that was a Member prior to the Transfer) shall deliver to the Company evidence of the authority of such Person to become a Member and to be bound by all of the terms and conditions of this Agreement, and the transferee and transferor shall each execute and deliver such other instruments as the Directors reasonably deem necessary or appropriate to effect, and as a condition to, such Transfer.

9.7           Representations Regarding Transfers.   Each Member hereby covenants and agrees with the Company for the benefit of the Company and all Members, that (i) it is not currently making a market in Units and will not in the future make a market in Units, (ii) it will not Transfer its Units on an established securities market, a secondary market (or the substantial equivalent thereof) within the meaning of Code Section 7704(b) (and any Regulations, proposed Regulations, revenue rulings, or other official pronouncements of the Internal Revenue Service or Treasury Department that may be promulgated or published thereunder), and (iii) in the event such Regulations, revenue rulings, or other pronouncements treat any or all arrangements which facilitate the selling of Company interests and which are commonly referred to as “matching services” as being a secondary market or substantial equivalent thereof, it will not Transfer any Units through a matching service that is not approved in advance by the Company. Each Member further agrees that it will not Transfer any Units to any Person unless such Person agrees to be bound by this Section 9.7 and to Transfer such Units only to Persons who agree to be similarly bound. (b) Each Member hereby represents and warrants to the Company and the Members that such Member’s acquisition of Units hereunder is made as principal for such Member’s own account and not for resale or distribution of such Units. Each Member further hereby agrees that the following legend, as the same may be amended by the Directors in their sole discretion, may be placed upon any counterpart of this Agreement, the Articles, or any other document or instrument evidencing ownership of Units:

THE TRANSFERABILITY OF THE COMPANY UNITS REPRESENTED BY THIS DOCUMENT IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE, OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER,

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HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE OPERATING AGREEMENT AND AGREED TO BY EACH MEMBER.

9.8           Distribution and Allocations in Respect of Transferred Units.   If any Units are Transferred during any Fiscal Year in compliance with the provisions of this Section 9, Profits, Losses, each item thereof, and all other items attributable to the Transferred Units for such Fiscal Year shall be divided and allocated between the transferor and the transferee by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using any conventions permitted by law and selected by the Directors. All distributions on or before the date of such Transfer shall be made to the transferor, and all distributions thereafter shall be made to the transferee. Solely for purposes of making such allocations and distributions, the Company shall recognize such Transfer not later than the end of the calendar month during which it is given notice of such Transfer, provided that, if the Company is given notice of a Transfer at least ten (10) Business Days prior to the Transfer, the Company shall recognize such Transfer as of the date of such Transfer, and provided further that if the Company does not receive a notice stating the date such Units were transferred and such other information as the Directors may reasonably require within thirty (30) days after the end of the Fiscal Year during which the Transfer occurs, then all such items shall be allocated, and all distributions shall be made, to the Person who, according to the books and records of the Company, was the owner of the Units on the last day of such Fiscal Year. Neither the Company nor any Member shall incur any liability for making allocations and distributions in accordance with the provisions of this Section 9.8, whether or not the Directors or the Company has knowledge of any Transfer of ownership of any Units.

9.9           Additional Members. Additional Members may be admitted from time to time upon the approval of the Board of Directors. Any such additional Member shall pay such purchase price for his/her/its Membership Interest and shall be admitted in accordance with such terms and conditions, as the Board of Directors shall approve. All Members acknowledge that the admission of additional Members may result in a dilution of a Member’s Membership Interest. Prior to the admission of any Person as a Member, such Person shall agree to be bound by the provisions of this Agreement and shall sign and deliver an Addendum to this Agreement in the form of Exhibit C, attached hereto. Upon execution of such Addendum, such additional Members shall be deemed to be parties to this Agreement as if they had executed this Agreement on the original date hereof, and, along with the parties to this Agreement, shall be bound by all the provisions hereof from and after the date of execution hereof. The Members hereby designate and appoint the Board of Directors to accept such additional Members and to sign on their behalf any Addendum in the form of Exhibit C, attached hereto.

SECTION 10. DISSOLUTION AND WINDING UP

10.1         Dissolution.   The Company shall dissolve and shall commence winding up and liquidating upon the first Dissolution Event to occur. The Members hereby agree that, notwithstanding any provisions of the Act, the Company shall not dissolve prior to the occurrence of a Dissolution Event.

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10.2         Winding Up.   Upon the occurrence of a Dissolution Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members, and no Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company’s business and affairs, PROVIDED that all covenants contained in this Agreement and obligations provided for in this Agreement shall continue to be fully binding upon the Members until such time as the Property has been distributed pursuant to this Section 10.2 and the Articles have been canceled pursuant to the Act. The Liquidator shall be responsible for overseeing the prompt and orderly winding up and dissolution of the Company. The Liquidator shall take full account of the Company’s liabilities and Property and shall cause the Property or the proceeds from the sale thereof (as determined pursuant to Section 10.8 hereof), to the extent sufficient therefor, to be applied and distributed, to the maximum extent permitted by law, in the following order: (a) First, to creditors (including Members and Directors who are creditors, to the extent otherwise permitted by law) in satisfaction of all of the Company’s Debts and other liabilities (whether by payment or the making of reasonable provision for payment thereof), other than liabilities for which reasonable provision for payment has been made; and (b) Second, except as provided in this Agreement, to Members in satisfaction of liabilities for distributions pursuant to the Act; (c) Third, the balance, if any, to the Unit Holders in accordance with the positive balance in their Capital Accounts calculated after making the required adjustment set forth in clause (ii)(C) of the definition of Gross Asset Value in Section 1.11 of this Agreement, after giving effect to all contributions, distributions and allocations for all periods.

10.3         Compliance with Certain Requirements of Regulations; Deficit Capital Accounts.   In the event the Company is “liquidated” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), (a) distributions shall be made pursuant to this Section 10 to the Unit Holders who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Unit Holder has a deficit balance in his Capital Account (after giving effect to all contributions, distributions and allocations for all Fiscal Years, including the Fiscal Year during which such liquidation occurs), such Unit Holder shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Unit Holders pursuant to this Section 10 may be: (a) Distributed to a trust established for the benefit of the Unit Holders for the purposes of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent or unforeseen liabilities or obligations of the Company. The assets of any such trust shall be distributed to the Unit Holders from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Company would otherwise have been distributed to the Unit Holders pursuant to Section 10.2 hereof; or (b) Withheld to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company, provided that such withheld amounts shall be distributed to the Unit Holders as soon as practicable.

10.4         Deemed Distribution and Recontribution.   Notwithstanding any other provision of this Section 10, in the event the Company is liquidated within the meaning of Regulations

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Section 1.704-1(b)(2)(ii)(g) but no Dissolution Event has occurred, the Property shall not be liquidated, the Company’s Debts and other liabilities shall not be paid or discharged, and the Company’s affairs shall not be wound up.

10.5         Rights of Unit Holders.   Except as otherwise provided in this Agreement, each Unit Holder shall look solely to the Property of the Company for the return of its Capital Contribution and has no right or power to demand or receive Property other than cash from the Company. If the assets of the Company remaining after payment or discharge of the debts or liabilities of the Company are insufficient to return such Capital Contribution, the Unit Holders shall have no recourse against the Company or any other Unit Holder or Directors.

10.6         Allocations During Period of Liquidation.   During the period commencing on the first day of the Fiscal Year during which a Dissolution Event occurs and ending on the date on which all of the assets of the Company have been distributed to the Unit Holders pursuant to Section 10.2 hereof (the “Liquidation Period”), the Unit Holders shall continue to share Profits, Losses, gain, loss and other items of Company income, gain, loss or deduction in the manner provided in Section 3 hereof.

10.7         Character of Liquidating Distributions.   All payments made in liquidation of the interest of a Unit Holder in the Company shall be made in exchange for the interest of such Unit Holder in Property pursuant to Section 736(b)(1) of the Code, including the interest of such Unit Holder in Company goodwill.

10.8         The Liquidator.   The “Liquidator” shall mean a Person appointed by the Directors(s) to oversee the liquidation of the Company. Upon the consent of a majority in interest of the Members, the Liquidator may be the Directors. The Company is authorized to pay a reasonable fee to the Liquidator for its services performed pursuant to this Section 10 and to reimburse the Liquidator for its reasonable costs and expenses incurred in performing those services. The Company shall indemnify, save harmless, and pay all judgments and claims against such Liquidator or any officers, directors, agents or employees of the Liquidator relating to any liability or damage incurred by reason of any act performed or omitted to be performed by the Liquidator, or any officers, directors, agents or employees of the Liquidator in connection with the liquidation of the Company, including reasonable attorneys’ fees incurred by the Liquidator, officer, director, agent or employee in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred, except to the extent such liability or damage is caused by the fraud, intentional misconduct of, or a knowing violation of the laws by the Liquidator which was material to the cause of action.

10.9         Forms of Liquidating Distributions.   For purposes of making distributions required by Section 10.2 hereof, the Liquidator may determine whether to distribute all or any portion of the Property in-kind or to sell all or any portion of the Property and distribute the proceeds therefrom.

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SECTION 11. MISCELLANEOUS

11.1         Notices.   Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been delivered, given, and received for all purposes (i) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (ii) when the same is actually received, if sent either by registered or certified mail, postage and charges prepaid, or by facsimile, if such facsimile is followed by a hard copy of the facsimile communication sent promptly thereafter by registered or certified mail, postage and charges prepaid, addressed as follows, or to such other address as such Person may from time to time specify by notice to the Members and the Directors: (a) If to the Company, to the address determined pursuant to Section 1.4 hereof; (b) If to the Directors, to the address set forth on record with the company; (c) If to a Member, either to the address set forth in Section 2.1 hereof.

11.2         Binding Effect.   Except as otherwise provided in this Agreement, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective successors, transferees, and assigns.

11.3         Construction.   Every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Member.

11.4         Headings.   Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.

11.5         Severability.   Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable, and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section 14.6 shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any Member to lose the material benefit of its economic bargain.

11.6         Incorporation By Reference.   Every exhibit, schedule, and other appendix attached to this Agreement and referred to herein is not incorporated in this Agreement by reference unless this Agreement expressly otherwise provides.

11.7         Variation of Terms.   All terms and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

11.8         Governing Law.   The laws of the State of Kansas shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties arising hereunder.

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11.9         Waiver of Jury Trial.   Each of the Members irrevocably waives to the extent permitted by law, all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

11.10       Counterpart Execution.   This Agreement may be executed in any number of counterparts with the same effect as if all of the Members had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

11.11       Specific Performance.   Each Member agrees with the other Members that the other Members would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching Members may be entitled, at law or in equity, the nonbreaching Members shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.

IN WITNESS WHEREOF, the parties have executed and entered into this Operating Agreement of the Company as of the day first above set forth.

COMPANY:

EAST KANSAS AGRI-ENERGY, L.L.C.

By:	/s/ William R. Pracht
Its: Chairman

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EXHIBIT “A”

East Kansas Agri-Energy, L.L.C.

Initial Membership List

Name and Address of Initial Members	Units

Brummel Farm Service, Inc., 802 S. Oak, Garnett, KS 66093	10

Scott A. and Linda Burkdoll JTROS, 3939 Ellis Rd., Rantoul, KS 66079	10

Caldwell Farms, Inc., P.O. Box 181, Garnett, KS 66032	10

DKG Farms, Inc., P.O. Box 32, Bucyrus, KS 66013	10

LeRoy Cooperative Association, P.O. Box 248, 505 6th St., LeRoy, KS 66857	10

H&M Angus Farms, Inc., 196 Texas Rd., Greeley, KS 66033	10

William R. and Ruth Pracht, JTROS, 20477 S.W. Florida Rd., Westphalia, KS 66093	10

Douglas L. and/or Kim M. Strickler Living Trust, 218 Cardinal Dr., Iola, KS 66749	10

Westagard Farms, Inc., 32376 N.W. Idaho Rd., Richmond, KS 66080	10

B&J Cattle Co. Ptnr., #1 Easy Street, Garnett, KS 66032	10

Ag. Energy Investors, Ptnr., 420 S. Cottonwood, Garnett, KS 66032	10

Walter L. Adams, 23370 S.W. 100 Rd., Welda, KS 66091	10

William M. Barnes & Mernie K. Barnes, JTROS, 206 N. Cleveland, Garnett, KS 66032	10

Randal Beckman & Marsha Beckman, JTROS, 17762 S.W. Virginia Rd., Kincaid, KS 66039	10

Vance L. Beebe & Donna J. Beebe, JTROS, 1995 600 Street, Colony, KS 66015	10

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Robert L. Beeley & Gwen G. Beeley, JTROS, 562 Cheyenne Ct., Kechi, KS 67067	10

Jerry W. Brant & Sherrie E. Brant, JTROS, 4070 120 Rd., Thayer, KS 66776	10

Glen Robert Brownback Trust, 21501 Farlin Rd., Parker, KS 66072	10

Bryan Enterprises, Inc., P.O. Box 110, Greeley, KS 66033	10

Larry D. Burkdoll & Lora A. Burkdoll, JTROS, 3483 John Brown Rd., Princeton, KS 66078	10

Mark W. Burkdoll, 4143 Douglas Rd., Lane, KS 66042	10

Tim Burkdoll & Phyllis Burkdoll, JTROS, 1158 Utah Rd., Rantoul, KS 66079	10

Trent Burkdoll, 4191 John Brown Rd., Rantoul, KS 66079	10

David C. Byerley & Michelle S. Byerley, JTROS, 11216 117th St., Overland Park, KS 66210	10

C.D. Schulte Agency, Inc., 114 W. 4th Ave., P.O. Box 306, Garnett, KS 66032	10

C & R Farms Partnership, 18849 S.W. Kentucky Rd., Welda, KS 66091	10

Cedar Valley Investments, L.L.C., 120 S. Maple St., Garnett, KS 66032	10

Kenneth Claerhout & Janice Claerhout, JTROS, 1723 Hwy. 59, Princeton, KS 66078	10

Jimmy W. Cooper & June Cooper, JTROS, 9 Country Club Dr., Garnett, KS 66032	10

June Cooper & Jimmy W. Cooper, JTROS, 9 Country Club Dr., Garnett, KS 66032	10

Scott W. Cooper & Terri B. Cooper, JTROS, 24543 N.E. 1950 Rd., Garnett, KS 66032	10

W.H. Craig & Barbara Craig, JTROS, 1104 E. Park Rd., Garnett, KS 66032	10

Michael L. Croucher & Nancy J. Croucher, JTROS, 14406 W. 1300 Rd., Westphalia, KS 66093	10

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Steven H. Curtis & Ann Lee Curtis, JTROS, 580 Shawnee Rd., Pomona, KS 66076	10

Cutting Edge Excavating & Trucking, Inc., 5 S. Peoria, P.O. Box 597, Louisburg, KS 66053	10

Leonard Davison, 18567 N.W. 1700 Rd., Garnett, KS 66032	10

Davlan Swine Producers Partnership, 12157 N.W. 1700 Rd., Westphalia, KS 66093	10

Larry De Poe & Sandra J. De Poe, JTROS, 25648 S.E. 500 Rd., Kincaid, KS 66039	10

Lonnie De Poe & Bobbye De Poe, JTROS, 24731 S.E. 400 Rd., Kincaid, KS 66039	10

Douglas Dieker & Donna K. Dieker, JTROS, 15962 S.W. Colorado Rd., Colony, KS 66015	10

Joe Donohue & Roberta Donahue, JTROS, 311 N. Vine, P.O. Box 110, Greeley, KS 66033	10

Bernard Dumcum & Sue Dumcum, JTROS, 19450 Hwy. 7, Box 123, La Cygne, KS 66040	10

Ronald E. Dunbar Trust, 3420 Douglas Rd., Richmond, KS 66080	10

Dunlop Farms, Inc., P.O. Box 285, Parker, KS 66072	10

Roy S. Edwards & Cynthia S. Edwards, JTROS, 19716 N.W. 2500 Rd., Richmond, KS 66080	10

Patrick A. Egidy & Deborah L. Edigy, JTROS, 31919 N.E. Thomas Rd., Greeley, KS 66033	10

Michael C. Emerson & Shana K. Emerson, JTROS, P.O. Box 8, Kincaid, KS 66039	10

Rick Feuerborn & Kathy Feuerborn, JTROS, 29476 N.W. Mead Road, Garnett, KS 66032	10

Filbrun Farms Partnership, 25969 N.W. Colorado Rd., Westphalia, KS 66093	10

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Carol Foltz & Charles L. Foltz, JTROS, 26994 N.E. 1700 Rd., Garnett, KS 66032	10

Charles L. Foltz & Carol Foltz, JTROS, 26994 N.E. 1700 Rd., Garnett, KS 66032	10

Stephen Frank & Jean M. Frank, JTROS, 17401 S.W. 300 Rd., Colony, KS 66015	10

Steve Froggatte & Sherry Froggatte, JTROS, 2582 John Brown Rd., Princeton, KS 66078	10

Garnett Publishing Inc., 112 W. 6th Ave., Garnett, KS 66032	10

Michael R. Guetterman & Jodi M. Guetterman, JTROS, 12190 W. 239th St., Bucyrus, KS 66013	10

Guetterman Brothers Farms, Inc., 409 S. St., P.O. Box 208, Bucyrus, KS 66013	10

Ruth Lee Hastert & Glenn F. Hastert, JTROS, 3333 Shadow Ridge, Grapevine, TX 76051	10

Michael J. Hastert, 29541 N.E. 1830 Rd., Garnett, KS 66032	10

Eugene Highberger, 10563 N.W. 1700 Rd., Westphalia, KS 66093	10

Charles R. Hirt & Marian K. Hirt, JTROS, 751 Nebraska Rd., Richmond, KS 66080	10

David L. Hirt Trust, 26752 N.W. California Rd., Westphalia, KS 66093	10

Garry Holloway & Kathy Holloway, JTROS, 24652 S.W. 200 Rd., Kincaid, KS 66039	10

Ona M. Hunt, 13538 W. 1st (Harris), Garnett, KS 66032	10

David W. and/or Patricia Hurrelbrink Trust, 2811 N. 83rd Terrace, Kansas City, KS 66109	10

Kansas Agencies & Investment, Inc., 10401 Homes Rd., Suite 350, Kansas City, MO 64131	10

Bernard A Katzer & Barbara L. Katzer, JTROS, 27627 N.E. 1900 Rd., Garnett, KS 66032	10

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Maurice H. Katzer & Venita Kay Katzer, JTROS, 33800 N.E. 1800 Rd., Centerville, KS 66014	10

Robert A. Katzer & Shirley J. Katzer, JTROS, 214 Vine St., Greeley, KS 66033	10

Dan Kipper & Donna E. Kipper, JTROS, 2282 N.W. 2500 Rd., Richmond, KS 66080	10

Krik Kin Inv. Partnership, 37713 N.W. Maryland Rd., Garnett, KS 66032	10

Kueser Brothers Partnership, 32795 N.W. Missouri Rd., Richmond, KS 66080	10

Dwayne La Galle & Rhonda La Galle, JTROS, 2383 Ohio Rd., Ottawa, KS 66067	10

Fleet Lassetter, 1105 Pinehurst Court, Mansfield, TX 76063	10

Walter Lickteig & Dorothy L. Lickteig, JTROS, 32553 N.E. Hwy. 169, Greeley, KS 66033	10

Ronald D. Linsey & Beverly S. Linsey, JTROS, 785 25th Rd. N.W., Lebo, KS 66856	10

James C. Lutz & Betty J. Lutz, JTROS, 12176 N.W. 1600 Rd., Westphalia, KS 66093	10

Charles D. Lybarger Trust, 225 S. Cleveland Ave., Garnett, KS 66032	10

Lybarger Oil, Inc., 704 N. Pine, P.O. Box 99, Garnett, KS 66032-0099	10

M & R Grain Farming, Inc., 16148 S.E. Tennessee Rd., Kincaid, KS 66039	10

Ivan F. & Marcia K. Mader Trust, 25503 N.E. Wabaunsee Rd., Garnett, KS 66032	10

Judy E. Mader, 61 Leewood Ln., Garnett, KS 66032	10

Earl J. Madison & Bernadette Madison, JTROS, 1101 Timber Ridge, Blue Springs, MO 64015	10

Mary McCauley, Inc., 2325 Ash Point Rd., White Cloud, KS 66094	10

42

McClure Brothers Farms, L.L.C., 22548 S.W. Adams Rd., Douglas, KS 67039	10

McGhee Farms Partnership, 14070 S.W. Colorado Rd., Colony, KS 66015	10

Craig W. Mentzer & Denise E. Mentzer, JTROS, 230 Texas Rd., Neosho Falls, KS 66758	10

Meyers Companies, Inc., RR #1, Box 69, Stilwell, KS 66085	10

Miller Farms Partnership, 13374 N.W. Hwy. 31, Garnett, KS 66032	10

James D. Miller & Jayne Y. Miller, JTROS, 18481 N.W. 1600 Rd., Garnett, KS 66032	10

Virgil Miller & Nancy Miller, JTROS, 1364 W. 700 Rd., Blue Mound, KS 66010	10

Timothy J. Morgan, 323 E. Central St., P.O. Box 301, Richmond, KS 66080	10

Richard F. Moore & Mary M. Moore, JTROS, 17965 Rosewood, Stillwell, KS 66085	10

Robert L. Peine & Sandra S. Peine, JTROS, 2776 Douglas Rd., Princeton, KS 66078	10

Ross W. & Euleta M. Porter Trust, 15899 N.W. 2100 Rd., Garnett, KS 66032	10

Donald D. Resch, Jr. & Linda S. Resch, JTROS, 1710 Yucca Ln., Emporia, KS 66801	10

Roy R. Rodgers & Sue C. Rodgers, JTROS, 635 Lynx Rd., Gridley, KS 66852	10

Benedick L. Rockers & Kathleen R. Rockers, JTROS, 33085 N.E. Oregon Rd., Greeley, KS 66033	10

Roger Rockers, 401 N. Pine, Garnett, KS 66032	10

John H. Rolf & Beverly J. Rolf, JTROS, 12337 S. Gallery, Olathe, KS 66062	10

Gerald Scheckel & Leslie Scheckel, JTROS, 20190 N.W. 2500 Rd., Richmond, KS 66080	10

43

Schulte-Schulte Partnership, P.O. Box 306, Garnett, KS 66032	10

C.D. Schulte & Jane Schulte, JTROS, 7 Country Club Dr., Garnett, KS 66032	10

Susan E. Short & David A. Short, JTROS, 751 Apple Ln., Midlothain, TX 76065	10

Dianne M. Shilling & Ronald W. Shilling, JTROS, 25476 N.W. Crawford Rd., Westphalia, KS 66093	10

Shilling Brothers Partnership, 2269 16th Rd., Westphalia, KS 66093	10

Ronald W. Shilling & Dianne M. Shilling, JTROS, 25476 N.W. Crawford Rd., Westphalia, KS 66093	10

Frank W. Specht & John Barry Specht, JTROS, 470 US Hwy. 54, Iola, KS 66749	10

Mike Spencer, 16505 S.W. Hwy. 57, Colony, KS 66015	10

Larry Stewart & Mary Stewart, JTROS, 1720 800 St., Colony KS 66015	10

Carl Sobba & Iona M. Sobba, JTROS, 29566 N. Hwy. 59, Garnett, KS 66032	10

Sunflower Pork, Inc., c/o Mike Croucher, 14406 W. 1300 Rd., Westphalia, KS 66093	10

Sylvester Ranch, Inc.,1906 Kingman Rd., Ottawa, KS 66067	10

Ricky Thompson & Connie Thompson, JTROS, 32887 S.E. Hwy 31, Kincaid, KS 66039	10

Timmons Brothers Farms Partnership, RR #1, Box 140A, Fredonia, KS 66736	10

Kerry O. Trostle Trust, 238 Native Rd. S.E., Le Roy, KS 66857	10

United Cooperative, Inc., P.O. Box 49, Greeley, KS 66033	10

Webski Inv. Alliance, 5502 KS Hwy. 7, Mound City, KS 66056	10

Fern C. Wolken & John B. Wolken, JTROS, 22936 N.W. 1500 Rd., Garnett, KS 66032	10

44

John B. Wolken & Fern C. Wolken, JTROS, 22936 N.W. 1500 Rd., Garnett, KS 66032	10

Louis Wolken & Jeanette Wolken, JTROS, 31158 N.E. Trego Rd., Greeley, KS 66033	10

Theron J. Wray Trust, JTROS, 2447 Nebraska Rd., Ottawa, KS 66067	10

John W. Wray & Brenda A. Wray, JTROS, 2428 Nebraska Rd. Ottawa, KS 66067	10

45

EXHIBIT “B”

Initial Board of Directors

Name of Initial Board of Directors Members	Address of Initial Board of Directors Members

Roger Brummel	802 S. Oak, Garnett, KS 66093

Scott A. Burkdoll	3939 Ellis Rd., Rantoul, KS 66079

Glenn A. Caldwell	P.O. Box 181, Garnett, KS 66032

Daniel L. Guetterman	P.O. Box 32, Bucyrus, KS 66013

Donald S. Meats	1724 2nd Rd. S.E., Neosho Fall, KS 66758

Daniel V. Morgan	196 Texas Rd., Greeley, KS 66033

William R. Pracht	20477 S.W. Florida Rd., Westphalia, KS 66093

Douglas L. Strickler	218 Cardinal Dr., Iola, KS 66749

James Westagard	32376 N.W. Idaho Rd., Richmond, KS 66080

Jill A. Zimmerman	420 S. Cottonwood, Garnett, KS 66032

46

EXHIBIT “C”

MEMBER SIGNATURE PAGE

ADDENDA

TO THE

EAST KANSAS AGRI-ENERGY, L.L.C.

AMENDED AND RESTATED OPERATING AGREEMENT

The undersigned does hereby represent and warrant that the undersigned, as a condition to becoming a Member in East Kansas Agri-Energy, L.L.C., has received a copy of the Amended and Restated Operating Agreement, dated March 13, 2002, and, if applicable, all amendments and modifications thereto, and does hereby agree that the undersigned, along with the other parties to the Amended and Restated Operating Agreement, shall be subject to and comply with all terms and conditions of said Amended and Restated Operating Agreement in all respects as if the undersigned had executed said Amended and Restated Operating Agreement on the original date thereof and that the undersigned is and shall be bound by all of the provisions of said Amended and Restated Operating Agreement from and after the date of execution hereof.

Signature

Date

Agreed and accepted on behalf of the

Company and its Members:

EAST KANSAS AGRI-ENERGY, L.L.C.

By:

Its:

47

Appendix B

SECOND AMENDED AND RESTATED

OPERATING AGREEMENT

OF

EAST KANSAS AGRI-ENERGY, L.L.C.

Dated ________, 2007

EAST KANSAS AGRI-ENERGY, L.L.C.

SECOND AMENDED AND RESTATED OPERATING AGREEMENT

2

5.7 Director Actions	24
5.8 Duties and Obligations of Directors	25
5.9 Chairman and Vice Chairman	25
5.10 President and Chief Executive Officer	25
5.11 Chief Financial Officer	25
5.12 Secretary; Assistant Secretary	26
5.13 Vice President	26
5.14 Delegation	26
5.15 Execution of Instruments	26
5.16 Limitation of Liability; Indemnification of Directors	26
5.17 Compensation; Expenses of Directors	27
5.18 Loans	27

SECTION 6. MEMBERSHIP UNITS; ROLE OF MEMBERS	27
6.1 Rights of Powers	27
6.2 Voting Rights	28
6.3 Member Meetings; Quorum and Proxies	28
6.4 Termination of Membership	29
6.5 Continuation of the Company	29
6.6 No Obligation to Purchase Membership Interest	29
6.7 Waiver of Dissenters Rights	29
6.8 Limitation on Ownership	30

SECTION 7. ACCOUNTING, BOOKS AND RECORDS	30
7.1 Accounting, Books and Records	30
7.2 Reports	30
7.3 Tax Matters	31
7.4 Delivery to Members and Inspection	31

SECTION 8. AMENDMENTS	31
8.1 Amendments	31

SECTION 9. TRANSFERS	32
9.1 Restrictions on Transfers	32
9.2 Permitted Transfers	32
9.3 Conditions to Permitted Transfers	33
9.4 Prohibited Transfers	34
9.5 Rights of Unadmitted Assignees	35
9.6 Admission of Substituted Members	35
9.7 Representations Regarding Transfers	35
9.8 Distribution and Allocation in Respect of Transferred Units	36
9.9 Additional Members	37

SECTION 10. DISSOLUTION AND WINDING UP	37
10.1 Dissolution	37
10.2 Winding Up	37

3

10.3 Compliance with Certain Requirements of Regulations; Deficit Capital Accounts	38
10.4 Deemed Distribution and Recontribution	38
10.5 Rights of Unit Holders	38
10.6 Allocations During Period of Liquidation	38
10.7 Character of Liquidating Distributions	38
10.8 The Liquidator	39
10.9 Forms of Liquidating Distributions	39

SECTION 11. MISCELLANEOUS	39
11.1 Notices	39
11.2 Binding Effect	39
11.3 Construction	39
11.4 Headings	39
11.5 Severability	40
11.6 Incorporation By Reference	40
11.7 Variation of Terms	40
11.8 Governing Law	40
11.9 Waiver of Jury Trial	40
11.10 Counterpart Execution	40
11.11 Specific Performance	40

4

AMENDED AND RESTATED OPERATING AGREEMENT

OF

EAST KANSAS AGRI-ENERGY, L.L.C.

THIS OPERATING AGREEMENT (the “Agreement”) is entered into and shall be effective as of the Effective Date, by and among EAST KANSAS AGRI-ENERGY, L.L.C., a Kansas limited liability company (the “Company”), each of the Persons who have executed a counterpart of this Agreement and a Subscription Agreement, and any other Persons as may from time-to-time be subsequently admitted as a Member of the Company in accordance with the terms of this Agreement. Capitalized terms not otherwise defined herein shall have the meaning set forth in Section 1.10.

WHEREAS, the initial Members of the Company adopted an Operating Agreement of the Company dated October 16, 2001, pursuant to the Kansas Revised Limited Liability Company Act (the “Act”); and

WHEREAS, the Members of the Company adopted the First Amendment to the Amended and Restated Operating Agreement effective September 16, 2004; and

WHEREAS, the Units of the Company are registered with the Securities and Exchange Commission (“SEC”) and the Directors have determined that it is in the best interests of the Company to divide the Units into different classes such that the Company has fewer than 300 Class A Unit Holders of record, resulting in a suspension of the Company’s reporting obligations as a public company upon making the appropriate filings with the SEC (the “Classification”);

WHEREAS, the Members desire to amend and restate the Amended and Restated Operating Agreement of the Company dated March 13, 2002, as subsequently amended by the First Amendment to the Amended and Restated Operating Agreement dated September 16, 2004, to revise and set forth the respective rights, duties, and responsibilities with respect to the Company and its business and affairs in connection with the Classification (as hereinafter defined); and

WHEREAS, the Directors have unanimously approved the Classification of the Membership Units and a majority of the Members have voted in favor of the Classification and this Second Amended and Restated Operating Agreement at a meeting of the Members held on ______________.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

5

SECTION 1. THE COMPANY

1.1           Formation. The initial Members formed the Company as a Kansas limited liability company by filing Articles of Organization with the Kansas Secretary of Sate on October 16, 2001 pursuant to the provisions of the Act. To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provisions, this Agreement shall, to the extent permitted by the Act, control.

1.2           Name.   The name of the Company shall be “East Kansas Agri-Energy, L.L.C.” and all business of the Company shall be conducted in such name.

1.3           Purchase; Powers.   The nature of the business and purposes of the Company are (i) to own, construct, operate, lease, finance, contract with, and/or invest in ethanol production and co-product production facilities as permitted under the applicable laws of the State of Kansas; (ii) to engage in the processing of corn, grains and other feedstocks into ethanol and any and all related co-products, and the marketing of all products and co-products from such processing; and (iii) to engage in any other business and investment activity in which a Kansas limited liability company may lawfully be engaged, as determined by the Directors. The Company has the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or in furtherance of the purpose of the Company as set forth in this Section 1.3 and has, without limitation, any and all powers that may be exercised on behalf of the Company by the Directors pursuant to Section 5 hereof.

1.4           Principal Place of Business.   The Company shall continuously maintain an office in Kansas. The principal office of the Company shall be at 1304 S. Main, Garnett, Kansas 66032, or elsewhere as the Directors may determine. Any documents required by the Act to be kept by the Company shall be maintained at the Company’s principal office.

1.5           Term.   The term of the Company commenced on the date the Articles of Organization (the “Articles”) of the Company were filed with the office of the Kansas Secretary of State, and shall continue until the winding up and liquidation of the Company and its business is completed following a Dissolution Event as provided in Section 10 hereof.

1.6           Agent For Service of Process.   The name and address of the agent for service of process on the Company in the State of Kansas shall be William R. Pracht, 1304 S. Main, Garnett, Kansas 66032, or any successor as appointed by the Directors.

1.7           Title to Property.   All Property owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such Property in its individual name. Each Member’s interest in the Company shall be personal property for all purposes. At all times after the Effective Date, the Company shall hold title to all of its Property in the name of the Company and not in the name of any Member.

1.8           Payment of Individual Obligations.   Company’s credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be Transferred or encumbered for, or in payment of, any individual obligation of any Member.

6

1.9           Independent Activities; Transactions With Affiliates.   The Directors shall be required to devote such time to the affairs of the Company as may be necessary to manage and operate the Company, and shall be free to serve any other Person or enterprise in any capacity that the Director may deem appropriate in its discretion. Neither this Agreement nor any activity undertaken pursuant hereto shall (i) prevent any Member or Director or their Affiliates, acting on their own behalf, from engaging in whatever activities they choose, whether the same are competitive with the Company or otherwise, and any such activities may be undertaken without having or incurring any obligation to offer any interest in such activities to the Company or any Member, or (ii) require any Member or Director to permit the Company or Director or Member or its Affiliates to participate in any such activities, and as a material part of the consideration for the execution of this Agreement by each Member, each Member hereby waives, relinquishes, and renounces any such right or claim of participation. To the extent permitted by applicable law and subject to the provisions of this Agreement, the Directors are hereby authorized to cause the Company to purchase Property from, sell Property to or otherwise deal with any Member (including any Member who is also a Director), acting on its own behalf, or any Affiliate of any Member; provided that any such purchase, sale or other transaction shall be made on terms and conditions which are no less favorable to the Company than if the sale, purchase or other transaction had been made with an independent third party.

1.10         Definitions.   Capitalized words and phrases used in this Agreement have the following meanings:

(a)           “Act” means the Kansas Revised Limited Liability Company Act, as amended from time to time (or any corresponding provision or provisions of any succeeding law).

(b)           “Adjusted Capital Account Deficit” means, with respect to any Unit Holder, the deficit balance, if any, in such Unit Holder’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments: (i) Credit to such Capital Account any amounts which such Unit Holder is deemed to be obligated to restore pursuant to the next to the last sentences in Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and (ii) Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Regulations. The foregoing definition is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

(c)           “Affiliate” means, with respect to any Person (i) any Person directly or indirectly controlling, controlled by or under common control with such Person (ii) any officer, director, general partner, member or trustee of such Person or (iii) any Person who is an officer, director, general partner, member or trustee of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms “controlling,” “controlled by” or “under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, members, or persons exercising similar authority with respect to such Person or entities.

7

(d)           “Agreement” means this Second Amended and Restated Operating Agreement of East Kansas Agri-Energy, L.L.C., as amended from time to time.

(e)           “Articles” means the Articles of Organization of the Company filed with the Kansas Secretary of State, as same may be amended from time-to-time.

(f)            “Assignee” means a transferee of Units who is not admitted as a substituted member pursuant to Section 9.6.

(g)           “Capital Account” means the separate capital account maintained for each Unit Holder in accordance with Section 2.3.

(h)           “Capital Contributions” means, with respect to any Member, the amount of money (US Dollars) and the initial Gross Asset Value of any assets or property (other than money) contributed by the Member (or such Member’s predecessor in interest) to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Code Section 752) with respect to the Units in the Company held or purchased by such Member, including additional Capital Contributions.

(i)            “Class A Member” means any Person (i) who has become a Member pursuant to the terms of this Agreement, and (ii) is the owner of one or more Class A Units. “Class A Members” means all such Persons.

(j)            “Class A Permitted Transfer” has the meaning set forth in Section 9.2(a) hereof.

(k)           “Class A Unit” means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of Units that have been classified into Class A Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

(l)            “Class A Unit Holder(s)” means the owner(s) of one or more Class A Units.

(m)          “Class B Member” means any Person (i) who has become a Member pursuant to the terms of this Agreement, and (ii) who is the owner of one or more Class B Units. “Class B Members” means all such Persons.

(n)           “Class B Permitted Transfer” has the meaning set forth in Section 9.2(b) hereof.

(o)           “Class B Unit” means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of Units that have been classified into Class B Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

(p)           “Class B Unit Holder(s)” means the owner(s) of one or more Class B Units.

8

(q)           “Class C Member” means any Person (i) who has become a Member pursuant to the terms of this Agreement, and (ii) who is the owner of one or more Class C Units. “Class C Members” means all such Persons.

(r)            “Class C Permitted Transfer” has the meaning set forth in Section 9.2(c) hereof.

(s)           “Class C Unit” means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of Units that have been classified into Class C Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

(t)            “Class C Unit Holder(s)” means the owner(s) of one or more Class C Units.

(u)           “Classification” means the division of the Company’s Units into different classes such that the Company has fewer than 300 Class A Unit Holders of record, resulting in a suspension of the Company’s reporting obligations as a public company upon making the appropriate filings with the SEC.

(v)           “Classification Date” means 5:00 p.m. on _________, 2007.

(w)          “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

(x)            “Company” means East Kansas Agri-Energy, L.L.C., a Kansas limited liability company.

(y)           “Company Minimum Gain” has the meaning given the term “partnership minimum gain” in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.

(z)            “Debt” means (i) any indebtedness for borrowed money or the deferred purchase price of property as evidenced by a note, bonds, or other instruments, (ii) obligations as lessee under capital leases, (iii) obligations secured by any mortgage, pledge, security interest, encumbrance, lien or charge of any kind existing on any asset owned or held by the Company whether or not the Company has assumed or become liable for the obligations secured thereby, (iv) any obligation under any interest rate swap agreement, (v) accounts payable and (vi) obligations under direct or indirect guarantees of (including obligations (contingent or otherwise) to assure a creditor against loss in respect of) indebtedness or obligations of the kinds referred to in clauses (i), (ii), (iii), (iv) and (v), above provided that Debt shall not include obligations in respect of any accounts payable that are incurred in the ordinary course of the Company’s business and are not delinquent or are being contested in good faith by appropriate proceedings.

(aa)         “Depreciation” means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal

9

income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Directors.

(dd)         “Director” means any Person(s) who (i) is referred to as such in Section 5.1 of this Agreement or has become a Director pursuant to the terms of this Agreement, and (ii) has not ceased to be a Director pursuant to the terms of this Agreement. “Directors” means all such Persons. For purposes of the Act, the Directors shall be deemed to be the “managers” (as such term is defined and used in the Act) of the Company. Unless otherwise stated in this Agreement, any action taken by the Directors shall require the affirmative vote of a majority of the Directors present at a meeting of the Directors (in person or by telephonic or other electronic means as more specifically described in Section 5.7) and entitled to vote thereat.

(bb)         “Dissolution Event” means (i) The affirmative vote of a 75% majority in interest of the Members to dissolve, wind up, and liquidate the Company; or (ii) The entry of a decree of judicial dissolution pursuant to the Act.

(cc)         “Effective Date” means _____________, 2007.

(dd)         “Facilities” shall mean the ethanol production and co-product production facilities near Garnett, Kansas or such other location as may be determined by the Directors to be constructed and operated by the Company pursuant to the Business Plan.

(ee)         “Financing Closing” means the actual closing (execution and delivery of all required documents) by the Company with its project lender(s) providing for all debt financing, including senior and subordinated debt and any other project financing characterized by debt obligations and repayable as debt which is required by the project lender(s) or which is deemed necessary or prudent in the sole discretion of the Directors.

(ff)           “Fiscal Quarter” means (i) any three-month period commencing on each of January 1, April 1, July 1 and October 1 and ending on the last date before the next such date and (ii) the period commencing on the immediately preceding January 1, April 1, July 1, or October 1, as the case may be, and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof.

(gg)         “Fiscal Year” means (i) any twelve-month period commencing on January 1 and ending on December 31 and (ii) the period commencing on the immediately preceding January 1 and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof, or, if the context requires, any portion of a Fiscal Year for which an allocation of Profits or Losses or a distribution is to be made.

10

(hh)         “GAAP” means generally accepted accounting principles in effect in the United States of America from time to time.

(ii)           “Gross Asset Value” means with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows: (i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Directors provided that the initial Gross Asset Values of the assets contributed to the Company pursuant to Section 2.1 hereof shall be as set forth in such section; (ii) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account), as determined by the Directors as of the following times: (A) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company; and (C) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), provided that an adjustment described in clauses (A) and (B) of this paragraph shall be made only if the Directors reasonably determine that such adjustment is necessary to reflect the relative economic interests of the Members in the Company; (iii) The Gross Asset Value of any item of Company assets distributed to any Member shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution as determined by the Directors; and (iv) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of “Profits” and “Losses” or Section 3.3(c) hereof; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv). If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset, for purposes of computing Profits and Losses.

(jj)           “Issuance Items” has the meaning set forth in Section 3.3(f) hereof.

(kk)         “Liquidation Period” has the meaning set forth in Section 10.6 hereof.

(ll)           “Liquidator” has the meaning set forth in Section 10.8 hereof.

(mm)       “Losses” has the meaning set forth in the definition of “Profits” and “Losses.”

(nn)         “Member” means any Person (i) who has become a Member pursuant to the terms of this Agreement, and (ii) who is the owner of one or more Class A, Class B, or Class C Units.

(oo)         “Members” means all such Members.

11

(pp)         “Membership Economic Interest” means collectively, a Member’s share of “Profits” and “Losses,” the right to receive distributions of the Company’s assets, and the right to information concerning the business and affairs of the Company provided by the Act. The Membership Economic Interest of a Member is quantified by the unit of measurement referred to herein as “Units.”

(qq)         “Membership Interest” means collectively, the Membership Economic Interest and Membership Voting Interest.

(rr)           “Membership Register” means the membership register maintained by the Company at its principal office or by a duly appointed agent of the Company setting forth the name, address, the number of Units, and Capital Contributions of each Member of the Company, which shall be modified from time to time as additional Units are issued and as Units are transferred pursuant to this Agreement.

(ss)         “Membership Voting Interest” means collectively, a Member’s right to vote as set forth in this Agreement or required by the Act. The Membership Voting Interest of a Member shall mean as to any matter to which the Member is entitled to vote hereunder or as may be required under the Act, the right to one (1) vote for each Unit registered in the name of such Member as shown in the Membership Register.

(tt)           “Net Cash Flow” means the gross cash proceeds of the Company less the portion thereof used to pay or establish reserves for all Company expenses, debt payments, capital improvements, replacements, and contingencies, all as reasonably determined by the Directors. “Net Cash Flow” shall not be reduced by depreciation, amortization, cost recovery deductions, or similar allowances, but shall be increased by any reductions of reserves previously established.

(uu)         “Nonrecourse Deductions” has the meaning set forth in Section 1.704-2(b)(1) of the Regulations.

(vv)         “Nonrecourse Liability” has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.

(ww)       “Officer” or “Officers” has the meaning set forth in Section 5.14 hereof.

(xx)          “Permitted Transfer” means a Class A Permitted Transfer, a Class B Permitted Transfer, and a Class C Permitted Transfer when no distinction is required by the context in which the term is used herein.

(yy)         “Person” means any individual, partnership (whether general or limited), joint venture, limited liability company, corporation, trust, estate, association, nominee or other entity.

(zz)          “Profits and Losses” mean, for each Fiscal Year, an amount equal to the Company’s taxable income or loss for such Fiscal Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss),

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with the following adjustments (without duplication): (i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be added to such taxable income or loss; (ii) Any expenditures of the Company described in Code Section 705(a)(2)(b) or treated as Code Section 705(a)(2)(b) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be subtracted from such taxable income or loss; (iii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; (iv) Gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value; (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with the definition of Depreciation; (vi) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Unit Holder’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and (vii) Notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Section 3.3 and Section 3.4 hereof shall not be taken into account in computing Profits or Losses. The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Sections 3.3 and Section 3.4 hereof shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.

(aaa)       “Property” means all real and personal property acquired by the Company, including cash, and any improvements thereto, and shall include both tangible and intangible property.

(bbb)      “Regulations” means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations are amended from time to time.

(ccc)       “Regulatory Allocations” has the meaning set forth in Section 3.4 hereof.

(ddd)      “Related Party” means the adopted or birth relatives of any Person and such Person’s spouse (whether by marriage or common law), if any, including without limitation great-grandparents, grandparents, children (including stepchildren and adopted children), grandchildren, and great-grandchildren thereof, and such Person’s (and such Person’s spouse’s) brothers, sisters, and cousins and their respective lineal ancestors and descendants, and any other ancestors and/or descendants, and any spouse of any of the foregoing, each trust created for the

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exclusive benefit of one or more of the foregoing, and the successors, assigns, heirs, executors, personal representatives and estates of any of the foregoing.

(eee)       “Securities Act” means the Securities Act of 1933, as amended.

(fff)         “Subsidiary” means any corporation, partnership, joint venture, limited liability company, association or other entity in which such Person owns, directly or indirectly, fifty percent (50%) or more of the outstanding equity securities or interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such entity.

(ggg)      “Tax Matters Member” has the meaning set forth in Section 7.3 hereof.

(hhh)      “Transfer” means, as a noun, any voluntary or involuntary transfer, sale, pledge or hypothecation or other disposition and, as a verb, voluntarily or involuntarily to transfer, give, sell, exchange, assign, pledge, bequest or hypothecate or otherwise dispose of.

(iii)          “Units or Unit” means all Class A, Class B, and Class C Units when no distincition is required by the context in which the term is used herein.

(jjj)          “Unit Holders” means all Class A, Class B, and Class C Unit Holders when no distinction is required by the context in which the term is used herein.

(kkk)       “Unit Holder” means the owner of one or more Class A, Class B, or Class C Units when no distinction is required by the context in which the term is used herein.

(lll)          “Unit Holder Nonrecourse Debt” has the same meaning as the term “partner nonrecourse debt” in Section 1.704-2(b)(4) of the Regulations.

(mmm)    “Unit Holder Nonrecourse Debt Minimum Gain” means an amount, with respect to each Unit Holder Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Unit Holder Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.

(nnn)      “Unit Holder Nonrecourse Deductions “ has the same meaning as the term “partner nonrecourse deductions” in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.

SECTION 2. CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS

2.1           Original Capital Contributions. The name, address, original Capital Contribution, and initial Units quantifying the Membership Interest of each initial Member shall be set out in the Membership Register along with those Members admitted after to the Effective Date.

2.2           Additional Capital Contributions; Additional Units.   No Unit Holder shall be obligated to make any additional Capital Contributions to the Company or to pay any assessment to the

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Company, other than any unpaid amounts on such Unit Holder’s original Capital Contributions, and no Units shall be subject to any calls, requests or demands for capital. Subject to Section 5.6, additional Membership Economic Interests quantified by additional Units may be issued in consideration of Capital Contributions as agreed to between the Directors and the Person acquiring the Membership Economic Interest quantified by the additional Units. Each Person to whom additional Units are issued shall be admitted as a Member in accordance with this Agreement. Upon such Capital Contributions, the Directors shall cause the Membership Register to be appropriately amended.

2.3           Capital Accounts.   A Capital Account shall be maintained for each Unit Holder in accordance with the following provisions:

(a)          To each Unit Holder’s Capital Account there shall be credited (i) such Unit Holder’s Capital Contributions, (ii) such Unit Holder’s distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Section 3.3 and Section 3.4, and (iii) the amount of any Company liabilities assumed by such Unit Holder or which are secured by any Property distributed to such Unit Holder;

(b)         To each Unit Holder’s Capital Account there shall be debited (i) the amount of money and the Gross Asset Value of any Property distributed to such Unit Holder pursuant to any provision of this Agreement, (ii) such Unit Holder’s distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 3.3 and 3.4 hereof, and (iii) the amount of any liabilities of such Unit Holder assumed by the Company or which are secured by any Property contributed by such Unit Holder to the Company;

(c)          In the event Units are Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Units; and

(d)         In determining the amount of any liability for purposes of subparagraphs (a) and (b) above there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Directors shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Unit Holders), are computed in order to comply with such Regulations, the Directors may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Person pursuant to Section 10 hereof upon the dissolution of the Company. The Directors also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Unit Holders and the amount of capital reflected on

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the Company’s balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

SECTION 3. ALLOCATIONS

3.1           Profits.   After giving effect to the special allocations in Section 3.3 and Section 3.4 hereof, Profits for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.

3.2           Losses.   After giving effect to the special allocations in Section 3.3 and 3.4 hereof, Losses for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.

3.3           Special Allocations.   The following special allocations shall be made in the following order:

(a)           Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Unit Holder shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder’s share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section 3.3(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

(b)           Unit Holder Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Unit Holder Nonrecourse Debt Minimum Gain attributable to a Unit Holder Nonrecourse Debt during any Fiscal Year, each Unit Holder who has a share of the Unit Holder Nonrecourse Debt Minimum Gain attributable to such Unit Holder Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder’s share of the net decrease in Unit Holder Nonrecourse Debt Minimum Gain, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section 3.3(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.

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(c)           Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit as soon as practicable, provided that an allocation pursuant to this Section 3.3(c) shall be made only if and to the extent that the Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 3 have been tentatively made as if this Section 3.3(c) were not in the Agreement.

(d)           Gross Income Allocation. In the event any Member has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to any provision of this Agreement, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations, each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 3.3(d) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 3 have been made as if Section 3.3(c) and this Section 3.3(d) were not in this Agreement.

(e)           Nonrecourse Deductions. Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated among the Members in proportion to Units held.

(f)            Unit Holder Nonrecourse Deductions. Any Unit Holder Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Unit Holder who bears the economic risk of loss with respect to the Unit Holder Nonrecourse Debt to which such Unit Holder Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).

(g)           Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Unit Holder in complete liquidation of such Unit Holder’s interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Unit Holders in accordance with their interests in the Company in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Unit Holder to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

(h)           Allocations Relating to Taxable Issuance of Company Units. Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of Units by the Company to a Unit Holder (the “Issuance Items”) shall be allocated among the Unit Holders so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Unit Holder shall be equal to the net amount that would have been allocated to each such Unit Holder if the Issuance Items had not been realized.

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3.4           Curative Allocations.   The allocations set forth in Sections 3.3(a), 3.3(b), 3.3(c), 3.3(d), 3.3(e), 3.3(f), 3.3(g), 3.3(h) and 3.5 (the “Regulatory Allocations”) are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 3.4. Therefore, notwithstanding any other provision of this Section 3 (other than the Regulatory Allocations), the Directors shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Sections 3.1, 3.2, and 3.3(h). In exercising their discretion under this Section 3.4, the Directors shall take into account future Regulatory Allocations under Sections 3.3(a) and 3.3(b) that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 3.3(e) and 3.3(f).

3.5           Loss Limitation.   Losses allocated pursuant to Section 3.2 hereof shall not exceed the maximum amount of Losses that can be allocated without causing any Unit Holder to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event some but not all of the Unit Holders would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 3.2 hereof, the limitation set forth in this Section 3.5 shall be applied on a Unit Holder by Unit Holder basis and Losses not allocable to any Unit Holder as a result of such limitation shall be allocated to the other Unit Holders in accordance with the positive balances in such Unit Holder’s Capital Accounts so as to allocate the maximum permissible Losses to each Unit Holder under Section 1.704-1(b)(2)(ii)(d) of the Regulations.

3.6           Other Allocation Rules.   (a) For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Directors using any permissible method under Code Section 706 and the Regulations thereunder. (b) The Unit Holders are aware of the income tax consequences of the allocations made by this Section 3 and hereby agree to be bound by the provisions of this Section 3 in reporting their shares of Company income and loss for income tax purposes. (c) Solely for purposes of determining a Unit Holder’s proportionate share of the “excess nonrecourse liabilities” of the Company within the meaning of Regulations Section 1.752-3(a)(3), the Unit Holders’ aggregate interests in Company profits shall be deemed to be as provided in the capital accounts. To the extent permitted by Section 1.704-2(h)(3) of the Regulations, the Directors shall endeavor to treat distributions of Net Cash Flow as having been made from the proceeds of a Nonrecourse Liability or a Unit Holder Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Unit Holder. (d) Generally, allocations of Profits and Losses to the Unit Holders shall be allocated among them in the ratio which each Unit Holder’s Units bears to the total number of Units issued and outstanding.

3.7           Tax Allocations:  Code Section 704(c).   In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any Property

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contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Unit Holders so as to take account of any variation between the adjusted basis of such Property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value). In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Directors in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 3.7 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Unit Holder’s Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.

3.8           Tax Credit Allocations. All credits against income tax with respect to the Company’s property or operations, including the Small Ethanol Producer Credit (as defined in the Code), if available, shall be allocated among the Members in accordance with their respective membership interests in the Company for the Fiscal Year during which the expenditure, production, sale, or other event giving rise to the credit occurs. This Section 3.8 is intended to comply with the applicable tax credit allocation principles of section 1.704-1(b)(4)(ii) of the Regulations and shall be interpreted consistently therewith.

SECTION 4. DISTRIBUTIONS

4.1           Net Cash Flow. Except as otherwise provided in Section 10 hereof, Net Cash Flow, if any, shall be distributed to the Unit Holders in proportion to Units held subject to, and to the extent permitted by, any loan covenants or restrictions on such distributions agreed to by the Company in any loan agreements with the Company’s lenders from time to time in effect. In determining Net Cash Flow, the Directors shall endeavor to provide for cash distributions at such times and in such amounts as will permit the Unit Holders to make timely payment of income taxes.

4.2           Amounts Withheld.   All amounts withheld pursuant to the Code or any provision of any state, local or foreign tax law with respect to any payment, distribution or allocation to the Company or the Unit Holders shall be treated as amounts paid or distributed, as the case may be, to the Unit Holders with respect to which such amount was withheld pursuant to this Section 4.2 for all purposes under this Agreement. The Company is authorized to withhold from payments and distributions, or with respect to allocations to the Unit Holders, and to pay over to any federal, state and local government or any foreign government, any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state or local law or any foreign law, and shall allocate any such amounts to the Unit Holders with respect to which such amount was withheld.

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4.3           Limitations on Distributions.   The Company shall make no distributions to the Unit Holders except as provided in this Section 4 and Section 10 hereof. Notwithstanding any other provision, no distribution shall be made if it is not permitted to be made under the Act.

SECTION 5. MANAGEMENT

5.1           Directors.   The Directors shall direct the business and affairs of the Company, and shall exercise all of the powers of the Company except such as are by this Agreement conferred upon or reserved to the Members. The Directors shall adopt such policies, rules, regulations, and actions not inconsistent with law or this Agreement as it may deem advisable. The management of the business and affairs of the Company shall be directed by the Directors and not by its Members. The total number of Directors of the Company shall be a minimum of seven (7) and a maximum of eleven (11), and the number of Directors may be fixed or changed from time to time, within that variable range, by the Directors. The Directors shall be elected by the Class A and Class B Members. The Class A and Class B Members may increase or decrease the number of Directors last approved and may change from a variable range to a fixed number or visa versa by majority vote at any annual or special meeting. Subject to Section 5.4 hereof or any other express provisions hereof, the business and affairs of the Company shall be managed by or under the direction of the Directors. The amendment or repeal of this section or the adoption of any provision inconsistent therewith shall require the approval of the Class A Members pursuant to Section 8.1 of this Agreement.

5.2           Election of Directors.  The initial Directors, appointed by the initial Members, shall each serve as Directors for an initial term ending one (1) year after substantial completion of the construction of the Facilities, and in all cases until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of such Director. After the expiration of the initial terms of the Directors, at each annual meeting of the Members, Directors shall be elected by the Class A and Class B Members for staggered terms of three (3) years and until a successor is elected and qualified. The terms of Group I Directors shall expire first, followed by those of Group II Directors, and Group III Directors, respectively. The initial Directors shall, by resolution adopted prior to the expiration of their initial term, separately identify the Director positions to be elected and shall classify each such Director position as Group I, Group II or Group III, with such classification to serve as the basis for the staggering of terms among the elected Directors. One or more nominees for Director positions up for election shall be named by the then current Directors or by a nominating committee established by the Directors. Nominations for the election of Directors may also be made by any Class A or Class B Member entitled to vote generally in the election of directors. However, any such Member that intends to nominate one or more persons for election as Directors at a meeting may do so only if written notice of such Member’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting of the Company. Each such notice to the Secretary shall set forth: (i) the name and address of record of the Member who intends to make the nomination; (ii) a representation that the Member is a holder of record of Class A or Class B Units of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses, and principal

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occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the Member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Member ; (v) such other information regarding each nominee proposed by such Member  as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; (vi) the consent of each nominee to serve as a Director of the Company if so elected, and (vi) a nominating petition signed and dated by the holders of at least five percent (5%) of the total Class A and Class B Units then outstanding and clearly setting forth the proposed nominee as a candidate of the Director’s seat to be filled at the next election of Directors. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director of the Company. The presiding Officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. The amendment or repeal of this section or the adoption of any provision inconsistent therewith shall require the approval of the Class A Members pursuant to Section 8.1 of this Agreement. Whenever a vacancy occurs other than from expiration of a term of office or removal from office, a majority of the remaining Directors shall appoint a new Director to fill the vacancy for the remainder of such term.

5.3           Committees.   A resolution approved by the affirmative vote of a majority of the Directors may establish committees having the authority of the Directors in the management of the business of the Company to the extent provided in the resolution. A committee shall consist of one or more persons, who need not be Directors, appointed by affirmative vote of a majority of the Directors present. Committees may include a compensation committee and/or an audit committee, in each case consisting of one or more independent Directors or other independent persons. Committees are subject to the direction and control of, and vacancies in the membership thereof shall be filled by, the Directors. A majority of the members of the committee present at a meeting is a quorum for the transaction of business, unless a larger or smaller proportion or number is provided in a resolution approved by the affirmative vote of a majority of the Directors present.

5.4           Authority of Directors.   Subject to the limitations and restrictions set forth in this Agreement, the Directors shall direct the management of the business and affairs of the Company and shall have all of the rights and powers which may be possessed by a “manager” under the Act including, without limitation, the right and power to do or perform the following and, to the extent permitted by the Act or this Agreement, the further right and power by resolution of the Directors to delegate to the Officers or such other Person or Persons to do or perform the following:

(a)          Conduct its business, carry on its operations and have and exercise the powers granted by the Act in any state, territory, district or possession of the United States, or in any foreign country which may be necessary or convenient to effect any or all of the purposes for which it is organized;

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(b)         Acquire by purchase, lease, or otherwise any real or personal property which may be necessary, convenient, or incidental to the accomplishment of the purposes of the Company;

(c)          Operate, maintain, finance, improve, construct, own, grant operations with respect to, sell, convey, assign, mortgage, and lease any real estate and any personal property necessary, convenient, or incidental to the accomplishment of the purposes of the Company;

(d)         Execute any and all agreements, contracts, documents, certifications, and instruments necessary or convenient in connection with the management, maintenance, and operation of the business, or in connection with managing the affairs of the Company, including, executing amendments to this Agreement and the Articles in accordance with the terms of this Agreement, both as Directors and, if required, as attorney-in-fact for the Members pursuant to any power of attorney granted by the Members to the Directors;

(e)          Borrow money and issue evidences of indebtedness necessary, convenient, or incidental to the accomplishment of the purposes of the Company, and secure the same by mortgage, pledge, or other lien on any Company assets;

(f)            Execute, in furtherance of any or all of the purposes of the Company, any deed, lease, mortgage, deed of trust, mortgage note, promissory note, bill of sale, contract, or other instrument purporting to convey or encumber any or all of the Company assets;

(g)         Prepay in whole or in part, refinance, recast, increase, modify, or extend any liabilities affecting the assets of the Company and in connection therewith execute any extensions or renewals of encumbrances on any or all of such assets;

(h)         Care for and distribute funds to the Members by way of cash income, return of capital, or otherwise, all in accordance with the provisions of this Agreement, and perform all matters in furtherance of the objectives of the Company or this Agreement;

(i)             Contract on behalf of the Company for the employment and services or employees and/or independent contractors, such as lawyers and accountants, and delegate to such Persons the duty to manage or supervise any of the assets or operations of the Company;

(j)             Engage in any kind of activity and perform and carry out contracts of any kind (including contracts of insurance covering risks to Company assets and Directors’ and Officers’ liability) necessary or incidental to, or in connection with, the accomplishment of the purposes of the Company, as may be lawfully carried on or performed by a limited liability company under the laws of each state in which the Company is then formed or qualified;

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(k)          Take, or refrain from taking, all actions, not expressly proscribed or limited by this Agreement, as may be necessary or appropriate to accomplish the purposes of the Company;

(l)             Institute, prosecute, defend, settle, compromise, and dismiss lawsuits or other judicial or administrative proceedings brought on or in behalf of, or against, the Company, the Members or the Directors or Officers in connection with activities arising out of, connected with, or incidental to this Agreement, and to engage counsel or others in connection therewith;

(m)       Purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in or obligations of domestic or foreign corporations, associations, general or limited partnerships, other limited liability companies, or individuals or direct or indirect obligations of the United States or of any government, state, territory, government district or municipality or of any instrumentality of any of them;

(n)         Agree with any Person as to the form and other terms and conditions of such Person’s Capital Contribution to the Company and cause the Company to issue Membership Economic Interests and Units in consideration of such Capital Contribution; and

(o)         Indemnify a Member or Directors or Officers, or former Members or Directors or Officers, and to make any other indemnification that is authorized by this Agreement in accordance with, and to the fullest extent permitted by, the Act.

5.5           Director as Agent.   Notwithstanding the power and authority of the Directors to manage the business and affairs of the Company, no Director shall have authority to act as agent for the Company for the purposes of its business (including the execution of any instrument on behalf of the Company) unless the Directors have authorized the Director to take such action. The Directors may also delegate authority to manage the business and affairs of the Company (including the execution of instruments on behalf of the Company) to such Person or Persons (including to any Officers) designated by the Directors, and such Person or Persons (or Officers) shall have such titles and authority as determined by the Directors.

5.6           Restrictions on Authority of Directors.   (a) The Directors shall not have authority to, and they covenant and agree that they shall not, do any of the following acts without the unanimous consent of the Class A Members:

(i)                                     Cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company as set forth in Section 1.3 hereof;

(ii)                                  Knowingly do any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement;

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(iii)                               Possess Company Property, or assign rights in specific Company Property, for other than a Company purpose; or

(iv)                              Cause the Company to voluntarily take any action that would cause a bankruptcy of the Company.

(b) The Directors shall not have authority to, and they covenant and agree that they shall not cause the Company to, without the consent of a majority of the Class A Membership Voting Interests:

(i)                                     Merge, consolidate, exchange or otherwise dispose of at one time all or substantially all of the Property, except for a liquidating sale of the Property in connection with the dissolution of the Company;

(ii)                                  Issue Units at a purchase price of less than $500.00 per Unit;

(iii)                               Issue more than an aggregate of 40,000 Units; or

(iv)                              Cause the Company to acquire any equity or debt securities of any Director or any of its Affiliates, or otherwise make loans to any Director or any of its Affiliates.

(c)  The Directors shall not have authority to, and they covenant and agree that they shall not cause the Company to, without the consent of a majority of the Class A, Class B, and Class C Membership Voting Interests, elect to dissolve the Company.

The actions specified herein as requiring the consent of the Members shall be in addition to any actions by the Directors which are specified in the Act as requiring the consent or approval of the Members. Any such required consent or approval may be given by a vote of a majority of the Membership Voting Interests.

5.7           Director Actions.   Meetings of the Directors shall be held at such times and places as shall from time to time be determined by the Directors. Meetings of the Directors may also be called by the Chairman of the Company or by any one or more Directors. If the date, time, and place of a meeting of the Directors has been announced at a previous meeting, no notice shall be required. In all other cases, five (5) days’ written notice of meetings, stating the date, time, and place thereof and any other information required by law or desired by the Person(s) calling such meeting, shall be given to each Director. Any Director may waive notice of any meeting. A waiver of notice by a Director is effective whether given before, at, or after the meeting, and whether given orally, in writing, or by attendance. The attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, unless such Director objects at the beginning of the meeting to the transaction of business on the grounds that the meeting is now lawfully called or convened and does not participate thereafter in the meeting. Any action required or permitted to be taken by the Directors may also be taken by a written action signed by a majority of all Directors, provided that a copy of such written action shall be promptly given to all Directors. The Directors may participate in any meeting of the Directors by means of telephone conference or similar means of communication by which all persons participating in the meeting

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can simultaneously hear each other. Not less than fifty percent (50%) of the Directors shall constitute a quorum for the transaction of business at any Director’s meeting. Each Director shall have one (1) vote at meetings of the Directors. The Directors shall take action by the vote of a majority of all Directors. No Director shall be disqualified from voting on any matter to be determined or decided by the Directors solely by reason of such Director’s (or his/her Affiliate’s) potential financial interest in the outcome of such vote, provided that the nature of such Director’s (or his/her Affiliate’s) potential financial interest was reasonably disclosed at the time of such vote.

5.8           Duties and Obligations of Directors.  The Directors shall cause the Company to conduct its business and operations separate and apart from that of any Director or any of its Affiliates. The Directors shall take all actions which may be necessary or appropriate (i) for the continuation of the Company’s valid existence as a limited liability company under the laws of the State of Kansas and each other jurisdiction in which such existence is necessary to protect the limited liability of Members or to enable the Company to conduct the business in which it is engaged, and (ii) for the accomplishment of the Company’s purposes, including the acquisition, development, maintenance, preservation, and operation of Company Property in accordance with the provisions of this Agreement and applicable laws and regulations. Each Director shall have the duty to discharge the foregoing duties in good faith, in a manner the Director believes to be in the best interests of the Company, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. The Directors shall be under no other fiduciary duty to the Company or the Members to conduct the affairs of the Company in a particular manner.

5.9           Chairman and Vice Chairman.   Unless provided otherwise by a resolution adopted by the Directors, the Chairman shall preside at meetings of the Members and the Directors; shall see that all orders and resolutions of the Directors are carried into effect; may maintain records of and certify proceedings of the Directors and Members; and shall perform such other duties as may from time to time be prescribed by the Directors. The Vice Chairman shall, in the absence or disability of the Chairman, perform the duties and exercise the powers of the Chairman and shall perform such other duties as the Directors or the Chairman may from time to time prescribe. The Directors may designate more than one Vice Chairmen, in which case the Vice Chairmen shall be designated by the Directors so as to denote which is most senior in office.

5.10         President and Chief Executive Officer.   Until provided otherwise by a resolution of the Directors, the Chairman shall also act as the President and CEO of the Company (herein referred to as the “President”; the titles of President and CEO shall constitute a reference to one and the same office and Officer of the Company), and the Chairman may exercise the duties of the office of Chairman using any such designations. The President shall perform such duties as the Directors may from time to time prescribe, including without limitation, the management of the day-to-day operations of the Facilities.

5.11         Chief Financial Officer.   Unless provided otherwise by a resolution adopted by the Directors, the Chief Financial Officer of the Company shall be the Treasurer of the Company and shall keep accurate financial records for the Company; shall deposit all monies, drafts, and checks in the name of and to the credit of the Company in such banks and depositories as the

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Directors shall designate from time to time; shall endorse for deposit all notes, checks, and drafts received by the Company as ordered by the Directors, making proper vouchers therefor; shall disburse Company funds and issue checks and drafts in the name of the Company as ordered by the Directors, shall render to the President and the Directors, whenever requested, an account of all such transactions as Chief Financial Officer and of the financial condition of the Company, and shall perform such other duties as may be prescribed by the Directors or the President from time to time.

5.12         Secretary; Assistant Secretary.   The Secretary shall attend all meetings of the Directors and of the Members and shall maintain records of, and whenever necessary, certify all proceedings of the Directors and of the Members. The Secretary shall keep the required records of the Company, when so directed by the Directors or other person or persons authorized to call such meetings, shall give or cause to be given notice of meetings of the Members and of meetings of the Directors, and shall also perform such other duties and have such other powers as the Chairman or the Directors may prescribe from time to time. An Assistant Secretary, if any, shall perform the duties of the Secretary during the absence or disability of the Secretary.

5.13         Vice President.   The Company may have one or more Vice Presidents. If more than one, the Directors shall designate which is most senior. The most senior Vice President shall perform the duties of the President in the absence of the President.

5.14         Delegation.   Unless prohibited by a resolution of the Directors, the President, Chief Financial Officer, Vice President and Secretary (individually, an “Officer” and collectively, “Officers”) may delegate in writing some or all of the duties and powers of such Officer’s management position to other Persons. An Officer who delegates the duties or powers of an office remains subject to the standard of conduct for such Officer with respect to the discharge of all duties and powers so delegated.

5.15         Execution of Instruments.   All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Company shall be signed on behalf of the Company by (i) the Chairman; or (ii) when authorized by resolution(s) of the Directors, the President; or (iii) by such other person or persons as may be designated from time to time by the Directors.

5.16         Limitation of Liability; Indemnification of Directors.   To the maximum extent permitted under the Act and other applicable law, no Member or Director of this Company shall be personally liable for any debt, obligation or liability of this Company merely by reason of being a Member or Director or both. No Director of this Company shall be personally liable to this Company or its Members for monetary damages for a breach of fiduciary duty by such Director; provided that this provision shall not eliminate or limit the liability of a Director for any of the following: (i) receipt of an improper financial benefit to which the Director is not entitled; (ii) liability for receipt of distributions in violation of the articles of organization, operating agreement, or Section 17-76,110 of the Act; (iii) a knowing violation of law; or (iv) acts or omissions involving fraud, bad faith or willful misconduct. To the maximum extent permitted under the Act and other applicable law, the Company, its receiver, or its trustee (in the case of its receiver or trustee, to the extent of Company Property) shall indemnify, save and hold harmless,

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and pay all judgments and claims against each Director or officer or director of such Director relating to any liability or damage incurred by reason of any act performed or omitted to be performed by such Director, officer, or director in connection with the business of the Company, including reasonable attorneys’ fees incurred by such Director, officer, or director in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred, including all such liabilities under federal and state securities laws as permitted by law. To the maximum extent permitted under the Act and other applicable law, in the event of any action by a Unit Holder against any Director, including a derivative suit, the Company shall indemnify, save harmless, and pay all costs, liabilities, damages and expenses of such Director, including reasonable attorneys’ fees incurred in the defense of such action. Notwithstanding the foregoing provisions, no Director shall be indemnified by the Company to the extent prohibited or limited (but only to the extent limited) by the Act. The Company may purchase and maintain insurance on behalf of any Person in such Person’s official capacity against any liability asserted against and incurred by such Person in or arising from that capacity, whether or not the Company would otherwise be required to indemnify the Person against the liability.

5.17         Compensation; Expenses of Directors.   No Member or Director shall receive any salary, fee, or draw for services rendered to or on behalf of the Company merely by virtue of their status as a Member or Director, it being the intention that, irrespective of any personal interest of any of the Directors, the Directors shall have authority to establish reasonable compensation of all Directors for services to the Company as Directors, Officers, or otherwise. Except as otherwise approved by or pursuant to a policy approved by the Directors, no Member or Director shall be reimbursed for any expenses incurred by such Member or Director on behalf of the Company. Notwithstanding the foregoing, by resolution by the Directors, the Directors may be paid as reimbursement therefor, their expenses, if any, of attendance at each meeting of the Directors. In addition, the Directors, by resolution, may approve from time to time, the salaries and other compensation packages of the Officers of the Company.

5.18         Loans.   Any Member or Affiliate may, with the consent of the Directors, lend or advance money to the Company. If any Member or Affiliate shall make any loan or loans to the Company or advance money on its behalf, the amount of any such loan or advance shall not be treated as a contribution to the capital of the Company but shall be a debt due from the Company. The amount of any such loan or advance by a lending Member or Affiliate shall be repayable out of the Company’s cash and shall bear interest at a rate not in excess of the prime rate established, from time to time, by any major bank selected by the Directors for loans to its most creditworthy commercial borrowers, plus four percent (4%) per annum. If the Directors, or any Affiliate of the Directors, is the lending Member, the rate of interest and the terms and conditions of such loan shall be no less favorable to the Company than if the lender had been an independent third party. None of the Members or their Affiliates shall be obligated to make any loan or advance to the Company.

SECTION 6. MEMBERSHIP UNITS; ROLE OF MEMBERS

6.1           Classification of Membership Units. A Member’s Membership Economic Interest in the Company shall be designated in Units. Effective as of the Classification Date, there shall be three (3) classes of Membership Units such that:

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(a) each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of twenty (20) or more Units on the Classification Date shall, by virtue of this Section 6.1 and without any action on the part of the holder thereof, hereafter be classified as a Class A Unit;

(b) each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of at least ten (10) but no more than nineteen (19) Units on the Classification Date shall, by virtue of this Section 6.1 and without any action on the part of the holder thereof, hereafter be classified as a Class B Unit; and

(c) each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of nine (9) or fewer Units on the Classification Date shall, by virtue of this Section 6.1 and without any action on the part of the holder thereof, hereafter be classified as a Class C Unit.

The classification of each Unit as a Class A Unit, Class B Unit, or Class C Unit effective as of the Classification Date, as provided in this Section 6.1, shall remain in effect permanently following the Classification Date.

6.2           Rights of Powers.   Except as otherwise expressly provided for in this Agreement, the Members shall not have any right or power to take part in the management or control of the Company or its business and affairs or to act for or bind the Company in any way.

6.3           Voting Rights.

(a) The Class A Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this Agreement. Except as otherwise provided by this Agreement, the Class A Members shall be entitled to vote on all matters brought before the Members.

(b) The Class B Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this Agreement. Except as otherwise provided by this Agreement, the Class B Members shall be entitled to vote only upon:

(i) election of Directors pursuant to Section 5.2; and

(ii) dissolution of the Company pursuant to Section 5.6(c).

(c) The Class C Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this Agreement. Except as otherwise provided by this Agreement, the Class C Members shall be entitled to vote only upon the dissolution of the Company pursuant to Section 5.6(c).

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(d) Except as required by law or otherwise provided by Section 8.1 of this Agreement, on any matter upon which more than one class of Members are entitled to vote, the Class A Members, Class B Members, and/or Class C Members shall vote together as a single class, and not as separate classes.

6.4           Member Meetings; Quorum and Proxies.   Meetings of the Members shall be called by the Directors, and shall be held at the principal office of the Company or at such other place as shall be designated by the person calling the meeting. Notice of the meeting, stating the place, day and hour of the meeting, shall be given to each Member entitled to vote at the meeting in accordance with Section 14.1 hereof at least 5 days and no more than 60 days before the day on which the meeting is to be held. Unit Holders representing an aggregate of not less than thirty percent (30%) of the Units may also in writing demand that a meeting of the Members be called by the Directors. Regular meetings of the Members shall be held not less than once per Fiscal Year, at such time and place as determined by the Directors upon written notice thereof stating the date, time and place, given not less than five (5) days nor more than sixty (60) days prior to the meeting to every Member entitled to vote at such meeting. A Member may waive the notice of meeting required hereunder by written notice of waiver signed by the Member whether given before, during or after the meeting. Attendance by a Member at a meeting is waiver of notice of that meeting, unless the Member objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting. The presence (in person or by proxy or mail ballot) of at least twenty percent (20%) of the total Membership Voting Interests entitled to vote is required for the transaction of business at a meeting of the Members. Voting by proxy or by mail ballot shall be permitted on any matter if authorized by the Directors.

6.5           Termination of Membership.   The membership of a Member in the Company shall terminate upon the occurrence of events described in the Act, including registration and withdrawal. If for any reason the membership of a Member is terminated, the Member whose membership has terminated loses all Membership Voting Interests and shall be considered merely as assignee of the Membership Economic Interest owned before the termination of membership, having only the rights of an unadmitted Assignee provided for in Section 10.6 hereof.

6.6           Continuation of the Company.   The Company shall not be dissolved upon the occurrence of any event which is deemed to terminate the continued membership of a Member. The Company’s affairs shall not be required to be wound up. The Company shall continue without dissolution.

6.7           No Obligation to Purchase Membership Interest.   No Member whose membership in the Company terminates, nor any transferee of such Member, shall have any right to demand or receive a return of such terminated Member’s Capital Contributions or to require the purchase or redemption of the Member’s Membership Interest. The other Members and the Company shall not have any obligation to purchase or redeem the Membership Interest of any such terminated Member or transferee of any such terminated Member.

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6.8           Waiver of Dissenters Rights.   Each Member hereby disclaims, waives and agrees, to the fullest extent permitted by law or the Act, not to assert dissenters’ or similar rights under the Act.

6.9           Limitation on Ownership. Notwithstanding any other provision herein, no Member shall directly or indirectly own or control more than twenty five percent (25%) of the issued and outstanding Units of any class of Units at any time. Notwithstanding the foregoing, Ethanol Capital Partners, LP (“ECP”) shall be entitled to own greater than twenty-five percent (25%) of the issued and outstanding Class A Units on the Classification Date; provided, however, that ECP’s percentage of ownership, together with that of any of ECP’s Affiliates, of the issued and outstanding units of any class shall be then limited to that percentage owned or controlled by ECP as of the Classification Date.

SECTION 7. ACCOUNTING, BOOKS AND RECORDS

7.1           Accounting, Books and Records.   The books and records of the Company shall be kept, and the financial position and the results of its operations recorded, in accordance with GAAP. The books and records shall reflect all the Company transactions and shall be appropriate and adequate for the Company’s business. The Company shall maintain at its principal office all of the following: (i) A current list of the full name and last known business or residence address of each Member and Assignee set forth in alphabetical order, together with the Capital Contributions, Capital Account and Units of each Member and Assignee; (ii) The full name and business address of each Director; (iii) A copy of the Articles and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which the Articles or any amendments thereto have been executed; (iv) Copies of the Company’s federal, state, and local income tax or information returns and reports, if any, for the six most recent taxable years; (v) A copy of this Agreement and any an all amendments thereto together with executed copies of any powers of attorney pursuant to which this Agreement or any amendments thereto have been executed; and (vi) Copies of the financial statements of the Company, if any, for the six most recent Fiscal Years. The Company shall use the accrual method of accounting in preparation of its financial reports and for tax purposes and shall keep its books and records accordingly. Any Member or its designated representative shall have reasonable access during normal business hours to such information and documents. The rights granted to a Member pursuant to this Section 8.1 are expressly subject to compliance by such Member with the safety, security and confidentiality procedures and guidelines of the Company, as such procedures and guidelines may be established from time to time.

7.2           Reports.   The chief financial officer of the Company shall be responsible for causing the preparation of financial reports of the Company and the coordination of financial matters of the Company with the Company’s accountants. The Company shall cause to be delivered to each Member the financial statements listed below, prepared, in each case (other than with respect to Member’s Capital Accounts, which shall be prepared in accordance with this Agreement) in accordance with GAAP consistently applied. As soon as practicable following the end of each Fiscal Year (and in any event not later than ninety (90) days after the end of such Fiscal Year) and at such time as distributions are made to the Unit Holders pursuant to Section 12 hereof following the occurrence of a Dissolution Event, a balance sheet of the Company as of the end of such Fiscal Year and the related statements of operations, Unit Holders’ Capital Accounts and

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changes therein, and cash flows for such Fiscal Year, together with appropriate notes to such financial statements and supporting schedules, all of which shall be audited and certified by the Company’s accountants, and in each case, to the extent the Company was in existence, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year end (in the case of the balance sheet) and the two (2) immediately preceding Fiscal Years (in the case of the statements).

7.3           Tax Matters.   The Directors shall, without any further consent of the Unit Holders being required (except as specifically required herein), make any and all elections for federal, state, local, and foreign tax purposes as the Directors shall determine appropriate and represent the Company and the Unit Holders before taxing authorities or courts of competent jurisdiction in tax matters affecting the Company or the Unit Holders in their capacities as Unit Holders, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Unit Holders with respect to such tax matters or otherwise affect the rights of the Company and the Unit Holders. The Directors shall designate a Person to be specifically authorized to act as the “Tax Matters Member” under the Code and in any similar capacity under state or local law; provided, however, that the Directors shall have the authority to designate, remove and replace the Tax Matters Member who shall act as the tax matters partner within the meaning of and pursuant to Regulations Sections 301.6231(a)(7)-1 and -2 or any similar provision under state or local law. Necessary tax information shall be delivered to each Unit Holder as soon as practicable after the end of each Fiscal Year of the Company but not later than three (3) months after the end of each Fiscal Year.

7.4           Delivery to Members and Inspection.   Upon the request of any Member for purposes reasonably related to the interest of that Person as a Member, the Directors shall promptly deliver to the requesting Member, at the expense of the requesting Member, a copy of the information required to be maintained under Sections 7.1 and a copy of this Agreement and all amendments hereto. Each Member has the right, upon reasonable request for purposes reasonably related to the interest of the Person as a Member and for proper purposes, to: (i) inspect and copy during normal business hours any of the Company records described in Sections 7.1; and (ii) obtain from the Directors, promptly after their becoming available, a copy of the Company’s federal, state, and local income tax or information returns for each Fiscal Year. Each Assignee shall have the right to information regarding the Company only to the extent required by the Act.

SECTION 8. AMENDMENTS

8.1           Amendments.   Amendments to this Agreement may be proposed by the Directors or any Class A Member. Following such proposal, the Directors shall submit to the Class A Members a verbatim statement of any proposed amendment, providing that counsel for the Company shall have approved of the same in writing as to form, and the Directors shall include in any such submission a recommendation as to the proposed amendment. The Directors shall seek the written vote of the Class A Members on the proposed amendment or shall call a meeting of the Class A Members to vote thereon and to transact any other business that it may deem appropriate. A proposed amendment shall be adopted and be effective as an amendment hereto

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only if approved by the affirmative vote of a majority of the Membership Voting Interests of the Class A Members. Notwithstanding any provision of this Section 8.1 to the contrary, this Agreement shall not be amended without the consent of the holders of 75% of Units of each Class of Units adversely affected if such amendment would modify the limited liability of a Member, or alter the Membership Economic Interest of a Member.

SECTION 9. TRANSFERS

9.1           Restrictions on Transfers.   Except as otherwise permitted by this Agreement, no Member shall Transfer all or any portion of its Units. In the event that any Member pledges or otherwise encumbers all or any part of its Units as security for the payment of a Debt, any such pledge or hypothecation shall be made pursuant to a pledge or hypothecation agreement that requires the pledgee or secured party to be bound by all of the terms and conditions of this Section 9. In the event such pledgee or secured party becomes the Unit Holder hereunder pursuant to the exercise of such party’s rights under such pledge or hypothecation agreement, such pledgee or secured party shall be bound by all terms and conditions of this Operating Agreement and all other agreements governing the rights and obligations of Unit Holders. In such case, such pledgee or secured party, and any transferee or purchaser of the Units held by such pledgee or secured party, shall not have any Membership Voting Interest attached to such Units unless and until the Directors have approved in writing and admitted as a Member hereunder, such pledgee, secured party, transferee or purchaser of such Units.

9.2                                 Permitted Transfers.

(a) Class A Permitted Transfer. Subject to the conditions and restrictions set forth in this Section 9, a Class A Member may Transfer all or a portion of its Class A Units only if approved by a majority  of the Directors in writing, except that a Class A Member may at any time Transfer its Class A Units (i) to the transferor’s administrator or trustee to whom such Class A Units are transferred involuntarily by operation of law, or (ii) without consideration to or in trust for descendants of a Member. The Directors shall have authority to disallow any proposed transfer of Class A Units in their sole discretion, except with respect to Transfers of Class A Units pursuant to (i) or (ii) above.

(b) Class B Permitted Transfer. Subject to the conditions and restrictions set forth in this Section 9, a Class B Member may (a) at any time Transfer its Class B Units in blocks of ten (10) Units each (i) to the transferor’s administrator or trustee to whom such Units are transferred involuntarily by operation of law, or (ii) without consideration to or in trust for descendants of a Member; and (b) at any time following the date on which substantial operations of the Facilities commences, Transfer its Units in blocks of ten (10) units each (i) to any Person approved by a majority of the Directors in writing, or (ii) to any other Member or to any Affiliate or Related Party of another Member, or (iii) to any Affiliate or Related Party of the transferor. Any such Transfer set forth in this Section 9.2(b) and meeting the conditions set forth in Section 9.3 below is referred to in this Agreement as a “Class B Permitted Transfer”.

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(c) Class C Permitted Transfer. Subject to the conditions and restrictions set forth in this Section 9, a Class C Member may at any time Transfer all or a portion of its Class C Units to any Person approved by a majority of the Directors in writing. Any such Transfer set forth in this Section 9.2(c) and meeting the conditions set forth in Section 9.3 below is referred to in this Agreement as a “Class C Permitted Transfer”.

9.3           Conditions to Permitted Transfers.   A Transfer shall not be treated as a Permitted Transfer under Section 9.2 hereof unless and until the Directors have approved such Transfer as set forth in Section 9.2 and the following conditions are satisfied:

(a) Except in the case of a Transfer involuntarily by operation of law, the transferor and transferee shall execute and deliver to the Company such documents and instruments of conveyance as may be necessary or appropriate in the opinion of counsel to the Company to effect such Transfer. In the case of a Transfer of Units involuntarily by operation of law, the Transfer shall be confirmed by presentation to the Company of legal evidence of such Transfer, in form and substance satisfactory to counsel to the Company. In all cases, the Company shall be reimbursed by the transferor and/or transferee for all costs and expenses that it reasonably incurs in connection with such Transfer.

(b) The transferor and transferee shall furnish the Company with the transferee’s taxpayer identification number, sufficient information to determine the transferee’s initial tax basis in the Units transferred, and any other information reasonably necessary to permit the Company to file all required federal and state tax returns and other legally required information statements or returns. Without limiting the generality of the foregoing, the Company shall not be required to make any distribution otherwise provided for in this Agreement with respect to any transferred Units until it has received such information.

(c) Except in the case of a Transfer of any Units involuntarily by operation of law, either (i) such Units shall be registered under the Securities Act, and any applicable state securities laws, or (ii) the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Directors, to the effect that such Transfer is exempt from all applicable registration requirements and that such Transfer will not violate any applicable laws regulating the Transfer of securities.

(d) Except in the case of a Transfer of Units involuntarily by operation of law, the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Directors, to the effect that such Transfer will not cause the Company to be deemed to be an “investment company” under the Investment Company Act of 1940.

(e) Unless otherwise approved by the Directors and a 75% majority in interest of the Class A Members, no Transfer of Units shall be made except upon terms which would not, in the opinion of counsel chosen by and mutually acceptable to the Directors and the transferor Member, result in the termination of the Company within the meaning of Section 708 of the Code or cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company. If the immediate Transfer of

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such Unit would, in the opinion of such counsel, cause a termination within the meaning of Section 708 of the Code, then if, in the opinion of such counsel, the following action would not precipitate such termination, the transferor Member shall be entitled to (or required, as the case may be) (i) immediately Transfer only that portion of its Units as may, in the opinion of such counsel, be transferred without causing such a termination and (ii) enter into an agreement to Transfer the remainder of its Units, in one or more Transfers, at the earliest date or dates on which such Transfer or Transfers may be effected without causing such termination and in compliance of the requirements of this Section 9. The purchase price for the Units shall be allocated between the immediate Transfer and the deferred Transfer or Transfers pro rata on the basis of the percentage of the aggregate Units being transferred, each portion to be payable when the respective Transfer is consummated, unless otherwise agreed by the parties to the Transfer. In the case of a Transfer by one Member to another Member, the deferred purchase price shall be deposited in an interest-bearing escrow account unless another method of securing the payment thereof is agreed upon by the transferor Member and the transferee Member(s).

(f) No notice or request initiating the procedures contemplated by Section 9.3 may be given by any Member after a Dissolution Event has occurred. No Member may sell all or any portion of its Units after a Dissolution Event has occurred.

(g) No Person shall Transfer any Unit if, in the determination of the Directors, such Transfer would cause the Company to be treated as a “publicly traded partnership” within the meaning of Section 7704(b) of the Code.

(h) The Transfer will not result in the number of Class A Unit Holders of record equaling three hundred (300) or more, or such other number as required to maintain suspension of the Company’s reporting obligations under the Securities Exchange Act of 1934, as amended, unless otherwise consented to by the Board of Directors.

(i)  The Transfer will not result in the number of Class B or Class C Unit Holders of record equaling five hundred (500) or more, or such other number that would otherwise require the Company to register its Class B or Class C Units with the Securities and Exchange Commission, unless otherwise consented to by the Board of Directors.

The Directors shall have the authority to waive any legal opinion or other condition required in this Section 9.3 other than the member approval requirement set forth in Section 9.3(e).

9.4           Prohibited Transfers.   Any purported Transfer of Units that is not a Permitted Transfer shall be null and void and of no force or effect whatsoever; provided that, if the Company is required to recognize a Transfer that is not a Permitted Transfer (or if the Directors, in their sole discretion, elect to recognize a Transfer that is not a Permitted Transfer), the Units Transferred shall be strictly limited to the transferor’s Membership Economic Interests as provided by this Agreement with respect to the transferred Units, which Membership Economic Interests may be applied (without limiting any other legal or equitable rights of the Company) to satisfy any debts, obligations, or liabilities for damages that the transferor or transferee of such Interest may have to the Company. In the case of a Transfer or attempted Transfer of Units that is not a Permitted

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Transfer, the parties engaging or attempting to engage in such Transfer shall be liable to indemnify and hold harmless the Company and the other Members from all cost, liability, and damage that any of such indemnified Members may incur (including, without limitation, incremental tax liabilities, lawyers’ fees and expenses) as a result of such Transfer or attempted Transfer and efforts to enforce the indemnity granted hereby.

9.5           Rights of Unadmitted Assigness.   A Person who acquires Units but who is not admitted as a substituted Member pursuant to Section 9.6 hereof shall be entitled only to the Membership Economic Interests with respect to such Units in accordance with this Agreement, and shall not be entitled to the Membership Voting Interest with respect to such Units. In addition, such Person shall have no right to any information or accounting of the affairs of the Company, shall not be entitled to inspect the books or records of the Company, and shall not have any of the rights of a Member under the Act or this Agreement.

9.6           Admission of Substituted Members.   As to Permitted Transfers, a transferee of Units shall be admitted as a substitute Member provided that such transferee has complied with the following provisions: (a) The transferee of Units shall, by written instrument in form and substance reasonably satisfactory to the Directors; (i) accept and adopt the terms and provisions of this Agreement, including this Section 9, and (ii) assume the obligations of the transferor Member under this Agreement with respect to the transferred Units. The transferor Member shall be released from all such assumed obligations except (x) those obligations or liabilities of the transferor Member arising out of a breach of this Agreement, (y) in the case of a Transfer to any Person other than a Member or any of its Affiliates, those obligations or liabilities of the transferor Member based on events occurring, arising or maturing prior to the date of Transfer, and (z) in the case of a Transfer to any of its Affiliates, any Capital Contribution or other financing obligation of the transferor Member under this Agreement; (b) The transferee pays or reimburses the Company for all reasonable legal, filing, and publication costs that the Company incurs in connection with the admission of the transferee as a Member with respect to the Transferred Units; and (c) Except in the case of a Transfer involuntarily by operation of law, if required by the Directors, the transferee (other than a transferee that was a Member prior to the Transfer) shall deliver to the Company evidence of the authority of such Person to become a Member and to be bound by all of the terms and conditions of this Agreement, and the transferee and transferor shall each execute and deliver such other instruments as the Directors reasonably deem necessary or appropriate to effect, and as a condition to, such Transfer.

9.7           Representations Regarding Transfers.   Each Member hereby covenants and agrees with the Company for the benefit of the Company and all Members, that (i) it is not currently making a market in Units and will not in the future make a market in Units, (ii) it will not Transfer its Units on an established securities market, a secondary market (or the substantial equivalent thereof) within the meaning of Code Section 7704(b) (and any Regulations, proposed Regulations, revenue rulings, or other official pronouncements of the Internal Revenue Service or Treasury Department that may be promulgated or published thereunder), and (iii) in the event such Regulations, revenue rulings, or other pronouncements treat any or all arrangements which facilitate the selling of Company interests and which are commonly referred to as “matching services” as being a secondary market or substantial equivalent thereof, it will not Transfer any Units through a matching service that is not approved in advance by the Company. Each Member

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further agrees that it will not Transfer any Units to any Person unless such Person agrees to be bound by this Section 9.7 and to Transfer such Units only to Persons who agree to be similarly bound. (b) Each Member hereby represents and warrants to the Company and the Members that such Member’s acquisition of Units hereunder is made as principal for such Member’s own account and not for resale or distribution of such Units. Each Member further hereby agrees that the following legend, as the same may be amended by the Directors in their sole discretion, may be placed upon any counterpart of this Agreement, the Articles, or any other document or instrument evidencing ownership of Units:

THE TRANSFERABILITY OF THE COMPANY UNITS REPRESENTED BY THIS DOCUMENT IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE, OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE OPERATING AGREEMENT AND AGREED TO BY EACH MEMBER.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS.

9.8           Distribution and Allocations in Respect of Transferred Units.   If any Units are Transferred during any Fiscal Year in compliance with the provisions of this Section 9, Profits, Losses, each item thereof, and all other items attributable to the Transferred Units for such Fiscal Year shall be divided and allocated between the transferor and the transferee by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using any conventions permitted by law and selected by the Directors. All distributions on or before the date of such Transfer shall be made to the transferor, and all distributions thereafter shall be made to the transferee. Solely for purposes of making such allocations and distributions, the Company shall recognize such Transfer not later than the end of the calendar month during which it is given notice of such Transfer, provided that, if the Company is given notice of a Transfer at least ten (10) Business Days prior to the Transfer, the Company shall recognize such Transfer as of the date of such Transfer, and provided further that if the Company does not receive a notice stating the date such Units were transferred and such other information as the Directors may reasonably require within thirty (30) days after the end of the Fiscal Year during which the Transfer occurs, then all such items shall be allocated, and all distributions shall be made, to the Person who, according to the books and records of the Company, was the owner of the Units on the last day of such Fiscal Year. Neither the Company nor any Member shall incur any liability for making allocations and distributions in accordance with the provisions of this Section 9.8, whether or not the Directors or the Company has knowledge of any Transfer of ownership of any Units.

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9.9           Additional Members. Additional Members may be admitted from time to time upon the approval of the Board of Directors. Any such additional Member shall pay such purchase price for his/her/its Membership Interest and shall be admitted in accordance with such terms and conditions, as the Board of Directors shall approve. All Members acknowledge that the admission of additional Members may result in a dilution of a Member’s Membership Interest. Prior to the admission of any Person as a Member, such Person shall agree to be bound by the provisions of this Agreement and shall sign and deliver an Addendum to this Agreement in the form of Exhibit A, attached hereto. Upon execution of such Addendum, such additional Members shall be deemed to be parties to this Agreement as if they had executed this Agreement on the original date hereof, and, along with the parties to this Agreement, shall be bound by all the provisions hereof from and after the date of execution hereof. The Members hereby designate and appoint the Board of Directors to accept such additional Members and to sign on their behalf any Addendum in the form of Exhibit A, attached hereto.

SECTION 10. DISSOLUTION AND WINDING UP

10.1         Dissolution.   The Company shall dissolve and shall commence winding up and liquidating upon the first Dissolution Event to occur. The Members hereby agree that, notwithstanding any provisions of the Act, the Company shall not dissolve prior to the occurrence of a Dissolution Event.

10.2         Winding Up.   Upon the occurrence of a Dissolution Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members, and no Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company’s business and affairs, PROVIDED that all covenants contained in this Agreement and obligations provided for in this Agreement shall continue to be fully binding upon the Members until such time as the Property has been distributed pursuant to this Section 10.2 and the Articles have been canceled pursuant to the Act. The Liquidator shall be responsible for overseeing the prompt and orderly winding up and dissolution of the Company. The Liquidator shall take full account of the Company’s liabilities and Property and shall cause the Property or the proceeds from the sale thereof (as determined pursuant to Section 10.8 hereof), to the extent sufficient therefor, to be applied and distributed, to the maximum extent permitted by law, in the following order: (a) First, to creditors (including Members and Directors who are creditors, to the extent otherwise permitted by law) in satisfaction of all of the Company’s Debts and other liabilities (whether by payment or the making of reasonable provision for payment thereof), other than liabilities for which reasonable provision for payment has been made; and (b) Second, except as provided in this Agreement, to Members in satisfaction of liabilities for distributions pursuant to the Act; (c) Third, the balance, if any, to the Unit Holders in accordance with the positive balance in their Capital Accounts calculated after making the required adjustment set forth in clause (ii)(C) of the definition of Gross Asset Value in Section 1.11 of this Agreement, after giving effect to all contributions, distributions and allocations for all periods.

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10.3         Compliance with Certain Requirements of Regulations; Deficit Capital Accounts.   In the event the Company is “liquidated” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), (a) distributions shall be made pursuant to this Section 10 to the Unit Holders who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Unit Holder has a deficit balance in his Capital Account (after giving effect to all contributions, distributions and allocations for all Fiscal Years, including the Fiscal Year during which such liquidation occurs), such Unit Holder shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Unit Holders pursuant to this Section 10 may be: (a) Distributed to a trust established for the benefit of the Unit Holders for the purposes of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent or unforeseen liabilities or obligations of the Company. The assets of any such trust shall be distributed to the Unit Holders from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Company would otherwise have been distributed to the Unit Holders pursuant to Section 10.2 hereof; or (b) Withheld to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company, provided that such withheld amounts shall be distributed to the Unit Holders as soon as practicable.

10.4         Deemed Distribution and Recontribution.   Notwithstanding any other provision of this Section 10, in the event the Company is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Dissolution Event has occurred, the Property shall not be liquidated, the Company’s Debts and other liabilities shall not be paid or discharged, and the Company’s affairs shall not be wound up.

10.5         Rights of Unit Holders.   Except as otherwise provided in this Agreement, each Unit Holder shall look solely to the Property of the Company for the return of its Capital Contribution and has no right or power to demand or receive Property other than cash from the Company. If the assets of the Company remaining after payment or discharge of the debts or liabilities of the Company are insufficient to return such Capital Contribution, the Unit Holders shall have no recourse against the Company or any other Unit Holder or Directors.

10.6         Allocations During Period of Liquidation.   During the period commencing on the first day of the Fiscal Year during which a Dissolution Event occurs and ending on the date on which all of the assets of the Company have been distributed to the Unit Holders pursuant to Section 10.2 hereof (the “Liquidation Period”), the Unit Holders shall continue to share Profits, Losses, gain, loss and other items of Company income, gain, loss or deduction in the manner provided in Section 3 hereof.

10.7         Character of Liquidating Distributions.   All payments made in liquidation of the interest of a Unit Holder in the Company shall be made in exchange for the interest of such Unit Holder in Property pursuant to Section 736(b)(1) of the Code, including the interest of such Unit Holder in Company goodwill.

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10.8         The Liquidator.   The “Liquidator” shall mean a Person appointed by the Directors(s) to oversee the liquidation of the Company. Upon the consent of a majority in interest of the Members, the Liquidator may be the Directors. The Company is authorized to pay a reasonable fee to the Liquidator for its services performed pursuant to this Section 10 and to reimburse the Liquidator for its reasonable costs and expenses incurred in performing those services. The Company shall indemnify, save harmless, and pay all judgments and claims against such Liquidator or any officers, directors, agents or employees of the Liquidator relating to any liability or damage incurred by reason of any act performed or omitted to be performed by the Liquidator, or any officers, directors, agents or employees of the Liquidator in connection with the liquidation of the Company, including reasonable attorneys’ fees incurred by the Liquidator, officer, director, agent or employee in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred, except to the extent such liability or damage is caused by the fraud, intentional misconduct of, or a knowing violation of the laws by the Liquidator which was material to the cause of action.

10.9         Forms of Liquidating Distributions.   For purposes of making distributions required by Section 10.2 hereof, the Liquidator may determine whether to distribute all or any portion of the Property in-kind or to sell all or any portion of the Property and distribute the proceeds therefrom.

SECTION 11. MISCELLANEOUS

11.1         Notices.   Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been delivered, given, and received for all purposes (i) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (ii) when the same is actually received, if sent either by registered or certified mail, postage and charges prepaid, or by facsimile, if such facsimile is followed by a hard copy of the facsimile communication sent promptly thereafter by registered or certified mail, postage and charges prepaid, addressed as follows, or to such other address as such Person may from time to time specify by notice to the Members and the Directors: (a) If to the Company, to the address determined pursuant to Section 1.4 hereof; (b) If to the Directors, to the address set forth on record with the company; (c) If to a Member, to the address set forth in Section 2.1 hereof.

11.2         Binding Effect.   Except as otherwise provided in this Agreement, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective successors, transferees, and assigns.

11.3         Construction.   Every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Member.

11.4         Headings.   Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.

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11.5         Severability.   Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable, and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section 11.5 shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any Member to lose the material benefit of its economic bargain.

11.6         Incorporation By Reference.   Every exhibit, schedule, and other appendix attached to this Agreement and referred to herein is not incorporated in this Agreement by reference unless this Agreement expressly otherwise provides.

11.7         Variation of Terms.   All terms and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

11.8         Governing Law.   The laws of the State of Kansas shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties arising hereunder.

11.9         Waiver of Jury Trial.   Each of the Members irrevocably waives to the extent permitted by law, all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

11.10       Counterpart Execution.   This Agreement may be executed in any number of counterparts with the same effect as if all of the Members had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

11.11       Specific Performance.   Each Member agrees with the other Members that the other Members would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching Members may be entitled, at law or in equity, the nonbreaching Members shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.

IN WITNESS WHEREOF, the parties have executed and entered into this Second Amended and Restated Operating Agreement of the Company as of the day first above set forth.

COMPANY:

EAST KANSAS AGRI-ENERGY, L.L.C.

By:

Its: Chairman

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EXHIBIT “A”

MEMBER SIGNATURE PAGE

ADDENDA

TO THE

EAST KANSAS AGRI-ENERGY, L.L.C.

SECOND AMENDED AND RESTATED OPERATING AGREEMENT

The undersigned does hereby represent and warrant that the undersigned, as a condition to becoming a Member in East Kansas Agri-Energy, L.L.C., has received a copy of the Second Amended and Restated Operating Agreement, dated _________, 2007, and, if applicable, all amendments and modifications thereto, and does hereby agree that the undersigned, along with the other parties to the Second Amended and Restated Operating Agreement, shall be subject to and comply with all terms and conditions of said Second Amended and Restated Operating Agreement in all respects as if the undersigned had executed said Second Amended and Restated Operating Agreement on the original date thereof and that the undersigned is and shall be bound by all of the provisions of said Second Amended and Restated Operating Agreement from and after the date of execution hereof.

Signature

Date

Agreed and accepted on behalf of the
Company and its Members:

EAST KANSAS AGRI-ENERGY, L.L.C.

By:

Its:

41

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-KSB

☒	Annual report under Section 13 or 15(d) of the Securities Exchange Act of 1934.

For the fiscal year ended December 31, 2006

☐	Transition report under Section 13 or 15(d) of the Exchange Act.

‘34 Act Commission number 000-51278

EAST KANSAS AGRI-ENERGY, LLC

(Name of small business issuer in its charter)

Kansas	48-1251578
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P.O. Box 225, 1304 S. Main, Garnett, Kansas 66032

(Address of principal executive offices)

(785) 448-2888

(Issuer’s telephone number)

Securities registered under Section 12(b) of the Exchange Act:

None

Securities registered under Section 12(g) of the Exchange Act:

Membership Units

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act  ☐  Yes     ☒  No

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.  ☐  Yes     ☒  No

Check whether the issuer:  (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.      ☒  Yes     ☐  No

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).

☐  Yes     ☒  No

State issuer’s revenues for its most recent fiscal year.   $96,642,827

As of December 31, 2006, the aggregate market value of the membership units held by non-affiliates (computed by reference to the most recent offering price of membership units) was $23,498,200

As of December 31, 2006, there were 21,898 membership units outstanding.

DOCUMENTS INCORPORATED BY REFERENCE:   None.

Transitional Small Business Disclosure Format (Check one):  ☐  Yes     ☒  No

PART III	49

SIGNATURES	61

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

This report contains historical information, as well as forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance, or our expected future operations and actions.  In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “future,” “intend,” “could,” “hope,” “predict,” “target,” “potential,” or “continue” or the negative of these terms or other similar expressions.  These forward-looking statements are only our predictions based upon current information and involve numerous assumptions, risks and uncertainties.  Our actual results or actions may differ materially from these forward-looking statements for many reasons, including the reasons described in this report.  While it is impossible to identify all such factors, factors that could cause actual results to differ materially from those estimated by us include:

•	Overcapacity within the ethanol industry;
•	Actual ethanol and distillers grains production varying from expectations;
•	Availability and costs of products and raw materials, particularly corn and natural gas;
•	Changes in the price and market for ethanol and distillers grains;
•	Our ability to market and our reliance on third parties to market our products;
•	Changes in or elimination of governmental laws, tariffs, trade or other controls or enforcement practices such as:
	–	national, state or local energy policy;
	–	federal ethanol tax incentives;
	–	legislation establishing a renewable fuel standard or other legislation mandating the use of ethanol or other oxygenate additives;
	–	state and federal regulation restricting or banning the use of MTBE; or
	–	environmental laws and regulations that apply to our plant operations and their enforcement;
•	Changes in the weather or general economic conditions impacting the availability and price of corn and natural gas;
•	Total U.S. consumption of gasoline;
•	Fluctuations in petroleum prices;
•	Changes in plant production capacity or technical difficulties in operating the plant;
•	Changes in our business strategy, capital improvements or development plans;
•	Results of our hedging strategies;
•	Changes in interest rates or the availability of credit;
•	Our ability to generate free cash flow to invest in our business and service our debt;
•	Our liability resulting from litigation;
•	Our ability to retain key employees and maintain labor relations;
•	Changes and advances in ethanol production technology;
•	Competition from alternative fuels and alternative fuel additives; and
•	Other factors described elsewhere in this report.

The cautionary statements referred to in this section also should be considered in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf.  We undertake no duty to update these forward-looking statements, even though our situation may change in the future. Furthermore, we cannot guarantee future results, events, levels of activity, performance, or achievements.  We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this report.  You should read this report and the documents that we reference in this report and have filed as exhibits, completely and with the understanding that our actual future results may be materially different from what we currently expect.  We qualify all of our forward-looking statements by these cautionary statements.

AVAILABLE INFORMATION

Information about us is also available at our website at www.ekaellc.com, under “SEC Compliance,” which includes links to reports we have filed with the Securities and Exchange Commission. The contents of our website are not incorporated by reference in this Annual Report on Form 10-KSB.

PART 1

ITEM 1. DESCRIPTION OF BUSINESS
Overview

East Kansas Agri-Energy, L.L.C. was formed as a Kansas limited liability company on October 16, 2001.  References to “we”, “us”, “our” and “East Kansas” refer to East Kansas Agri-Energy, L.L.C.  Our principal business office is currently located at 1304 South Main Street, Garnett, Kansas 66032.  We are managed by an 11 member Board of Directors.

In June 2005, we completed the construction of our 35 million gallon per year ethanol plant and shortly thereafter, we commenced operations.  We currently produce ethanol and distillers grains for sale throughout the continental United States.

We financed the development and construction of the ethanol plant with a combination of equity and debt capital.  We raised equity proceeds of $610,000 in our seed capital offering and $13,457,000 in our initial registered offering.   We entered into debt financing agreements with Home Federal Savings Bank of Rochester, Minnesota on November 23, 2004, pursuant to which it lent us $26,000,000 of construction financing, which was converted to two term loans on September 20, 2005.  To supplement our equity financing and debt financing and complete our capitalization plan, we issued 6,250 units to ICM, Inc. of Colwich, Kansas and Fagen, Inc. of Granite Falls, Minnesota for additional equity proceeds of $6,250,000, which we subsequently redeemed on August 1, 2005 at a total redemption price of $6,875,000 pursuant to a Unit Purchase and Redemption Agreement with ICM, Inc. and Fagen, Inc.  To raise the proceeds necessary to redeem the units, we commenced a registered offering for additional membership units on April 20, 2005 and on July 20, 2005, we closed our public offering.  During the offering, we sold 9,091 units for an aggregate price of $10,000,100.  After redeeming the units from ICM, Inc. and Fagen, Inc., we retained the balance of the offering proceeds for working capital.

On May 4, 2006, we renegotiated the terms of our bank financing with Home Federal Savings Bank.  The new terms provide for a $4,000,000 term revolving loan in addition to the existing term loans.  The interest rate on the term revolving loan is the prime rate.  The term revolving loan available credit balance is reduced by $400,000 annually beginning December 31, 2007 and matures on October 1, 2010.

We engaged United Bio Energy Management, LLC, United Bio Energy Fuels, LLC, United Bio Energy Ingredients, LLC and United Bio Energy Trading, LLC to provide us services including ethanol plant general management, ethanol and distillers grains marketing, grain origination services and overall risk management. These companies are owned by United Bio Energy, LLC of Wichita, Kansas.  United Bio Energy, LLC was owned by an affiliate of ICM, Inc. and an affiliate of Fagen, Inc.  However, in the second quarter of 2005, United Bio Energy, LLC merged with US BioEnergy Corporation of Brookings, South Dakota, which builds and operates biofuel production facilities which may be in competition with our plant. We are highly dependent on United Bio Energy, LLC and its subsidiaries.  As a result of the merger between United Bio Energy, LLC and US BioEnergy Corporation, a conflict of interest may develop between us and US BioEnergy Corporation and it may adversely affect our ability to make a profit.

On January 3, 2007, we executed a termination agreement with UBE Services, LLC (“UBE Services”), successor to United Bio Energy Management, LLC, terminating, effective December 31, 2006, our management agreement with UBE Services.   The termination agreement provides that the parties mutually agree to release each other from their contractual obligations and any and all claims, losses, expenses or damages arising as to or under the management agreement.  In exchange for early termination, we agreed to pay UBE Services the fixed annual fee and incentive bonus set forth in the management agreement through December 31, 2006.  In addition, the termination agreement provides that we have the right to continue to participate in the UBE Plant Manager Program and UBE Group Buying Program for one year in exchange for the payment of $10,000 per month.

We expect to fund our operations during the next 12 months using cash flow from continuing operations and our credit facilities.

Fuel grade ethanol is our primary product accounting for the majority of our revenue.  We also sell distillers grains, a principal co-product of the ethanol production process, which may be sold as distillers dried grains and distillers modified wet grains.   We commenced operations in June 2005.  During the fiscal year ending December 31, 2006, we processed approximately 14.7 million bushels of corn into approximately 40.7 million gallons of ethanol.  We also processed approximately 256,000 tons of distillers grains in 2006.  In 2007, we anticipate producing approximately 42.5 million gallons of ethanol and 256,000 tons of distillers grains, from approximately  15 million bushels of corn.  There is no assurance that we will be able to operate at these levels.

We are subject to industry-wide factors that affect our operating and financial performance.  These factors include, but are not limited to, the available supply and cost of corn from which our ethanol and distillers grains are processed; the cost of natural gas, which we use in the production process; dependence on our ethanol marketer and distillers grains marketer to market and distribute our products; the intensely competitive nature of the ethanol industry; possible legislation at the federal, state, and/or local level; changes in federal ethanol tax incentives and the cost of complying with extensive environmental laws that regulate our industry.

Description of Dry Mill Process

An ethanol plant is essentially a fermentation plant which makes ethanol by processing corn, milo and various other grains.  The corn and/or milo is received by semi-trailer truck, and is weighed and cleaned of rocks and debris before it is conveyed to one of two concrete storage silos. The corn/milo is then transported to a hammermill or grinder where it is ground into flour and conveyed into a slurry tank for processing.  We add water, heat and enzymes to break the ground corn/milo into a mash.  This mash is heat sterilized and pumped to a tank where other enzymes are added to convert the starches into glucose sugars.  Next, the mash is pumped into one of four fermenters, where yeast is added, to begin a forty-eight to fifty hour batch fermentation process.  Carbon dioxide is produced during the fermentation process.  A distillation process vaporizes the alcohol from the corn mash.  The alcohol is further dried in a rectifier and molecular sieve.  The resulting 200 proof alcohol is then pumped to shift tanks and blended with five percent gasoline as it is pumped into denatured ethanol storage tanks.  The denaturant is used to make the product unfit for human consumption and commercially saleable.

The mash exiting the distillation process is pumped into one of several centrifuges.  Water from the centrifuges, called thin stillage, is condensed into a thicker syrup called condensed solubles.  The solids that exit the centrifuge are called wet cake or distillers wet grains.  Typically, this wet cake is conveyed to dryers where condensed solubles are added and moisture is removed to produce distillers dried grains, which may be used as animal feed.

Principal Products and Markets

The principal products we produce at the plant are fuel-grade ethanol and distillers grains.  Raw carbon dioxide gas is by-product of the ethanol production process, but, at present, we do not capture or market it.

Ethanol

Ethanol is ethyl alcohol, a fuel component made primarily from corn and various other grains, and can be used as: (i) an octane enhancer in fuels; (ii) an oxygenated fuel additive for the purpose of reducing ozone and carbon monoxide vehicle emissions; and (iii) a non-petroleum-based gasoline substitute.  Ethanol is used primarily as a high quality octane enhancer and an oxygenate capable of reducing air pollution and improving automobile performance.  Approximately 95% of all ethanol is used in its primary form for blending with unleaded gasoline and other fuel products.  The implementation of the Federal Clean Air act has made ethanol fuels an important domestic renewable fuel additive.  Used as a fuel oxygenate, ethanol provides a means to control carbon monoxide emissions in large metropolitan areas.

Ethanol Markets.  The principal markets for our ethanol are regional petroleum terminals located in major population centers in Kansas and neighboring states, including such cities as Kansas City, Missouri; Wichita, Kansas; Tulsa, Oklahoma; and St. Louis, Missouri.  The principal purchasers of ethanol are generally oil refiners and wholesale gasoline marketers and distributors that use ethanol for blending with gasoline.  According to the

Renewable Fuels Association statistics, the demand for fuel ethanol exceeded 5.37 billion gallons in 2006.  The passage of the Volumetric Ethanol Excise Tax Credit (“VEETC”) is expected to provide the flexibility necessary to expand ethanol blending into higher blends of ethanol such as E85, E diesel and fuel cell markets.  In addition, the implementation of a Renewable Fuels Standard in August 2005 is expected to favorably impact the ethanol industry by enhancing the use of ethanol by allowing refiners to use renewable fuel blends in those areas where it is most cost-effective.  See, “DESCRIPTION OF BUSINESS — Governmental Supports and Regulation, Federal Ethanol Supports.”

As described below in “Sales and Distribution of Principal Products,” we market and distribute our ethanol through third parties.

Distillers Grains

A principal co-product of the ethanol production process is distiller grains, a high protein, high-energy animal feed supplement.  Distillers grains contains nutrients that have important growth promoting properties for dairy and beef cattle, poultry and swine.  Our dry mill ethanol processing creates two forms of distiller grains: Distillers Wet Grains and Distillers Dried Grains with Solubles.  Distillers Wet Grains is processed corn mash that contains approximately 70% moisture.  Distillers Wet Grains has a shelf life of approximately three days and is generally sold locally.  Distillers Dried Grains are Distillers Wet Grains dried to 10% to 12% moisture.  It has a longer shelf life and may be sold and shipped to any market regardless of its vicinity to our ethanol plant.  Of our total distillers grains production, we currently market about 20% as DDGS and 80% as DWS.

Distillers Grains Markets.  The market for distillers grains is generally confined to locations where freight costs allow it to be competitively priced against other feed ingredients.  Distillers grains competes with other feed formulations: corn gluten feed, dry brewers grain and mill feeds.  The primary value of these products as animal feed is their protein content.  Dry brewers grain and distillers grains have about the same protein content, and corn gluten feed and mill feeds have slightly lower protein contents.  Distiller grains contain by-pass protein that is superior to other protein supplements.  For dairy cattle, the high digestibility and net energy content of by-pass proteins found in distillers grains, as well as its high fat content, yields greater milk production as compared to other feed ingredients.  For beef cattle, feedlot studies have found that the improved rumen health, energy effect of the fiber and palatability promotes faster and more efficient growth.  For poultry and swine, feeding trials have found that distillers grains is a useful and economic source of protein, fat and beneficial unidentified growth and health factors.  Although poultry and swine account for a small portion of the distillers grains market, we believe that with the advancement of research into the feeding rations of poultry and swine, these markets may grow.

As described below in “Sales Distribution of Principal Products,” we market and distribute our distillers grains through third parties.

Sales and Distribution of Principal Products

Our ethanol plant is located in Garnett, Kansas in eastern Kansas.  The plant site is located in the Golden Prairie Industrial Park on the edge of Garnett. We selected Garnett because of its location relative to existing grain production and its close proximity to major highways that connect to major population centers such as Kansas City, Missouri; Wichita, Kansas; Tulsa, Oklahoma; and St. Louis, Missouri.  Although, the site has accessibility to rail transportation, our distribution needs are currently satisfied by truck transportation and we do not anticipate constructing a rail spur to access such rail transportation in the immediate future.   We are always assessing the market demands and will address construction of the rail spur as the need for additional transportation methods arise.

Ethanol Distribution

We market the ethanol produced at the plant through Provista Renewable Fuels Marketing, LLC (Provista), successor to United Bio Energy Fuels, LLC.  Pursuant to our marketing agreement with Provista, Provista purchases and markets all of the fuel-grade ethanol produced at our plant. Provista is responsible for determining the price and terms at which the ethanol acquired from the plant is sold and to whom it is sold.  The price received by us from the sale of ethanol is based upon the price that Provista receives from the sale of ethanol to its customers, minus a $0.01 fee per gallon sold and any expenses incurred in connection with the sale and delivery of the ethanol. The marketing agreement between us and Provista is in effect until 2009 and is renewed automatically for one-year terms, unless either party provides ninety days written notice of termination prior to the end of the current term.

Distillers Grains Distribution

We contract with United Bio Energy Ingredients, LLC (“UBE Ingredients”) to market all of the dried and wet distillers grains produced at the plant.  For our distillers grains, we receive 98% of the price UBE Ingredients charges its buyers of dried distillers grains, and 95% of the price UBE Ingredients charges its buyers of wet distillers grains.  The distillers grains marketing contract is in effect until 2009 and automatically renews for additional one-year terms, unless discontinued by either party upon at least ninety days prior written notice.  UBE Ingredients has also hired a distillers grains merchandiser who is located at our plant and is expected to sell a portion of our distillers grains to local markets.

Seasonal Factors in Business

In an effort to improve air quality in regions where carbon monoxide and ozone are a problem, such as St. Louis, Missouri, the Federal Oxygen Program of the Clean Air Act requires the sale of oxygenated motor fuels during the winter months to reduce carbon monoxide pollution.  Because ethanol is a fuel oxygenate additive, we expect fairly light seasonality with respect to our gross profit margins on our ethanol.

New Products and Services

We have not introduced any new products or services during this fiscal year.

Dependence on One or a Few Major Customers

As discussed above, we have marketing agreements with Provista and UBE Ingredients and we rely on Provista and UBE Ingredients for the sale and distribution of all of our products.  In the event our relationship with Provista or UBE Ingredients is interrupted or terminated for any reason, we believe that another entity to market our ethanol and distillers grains could be located.  Any interruption, however, could temporarily disrupt the sale of ethanol and distillers grains and adversely affect our business and operations.  See “Sales and Distribution of Principal Products.”

Governmental Supports and Regulation

Federal Ethanol Supports

Ethanol has important applications, primarily as a high-quality octane enhancer and an oxygenate capable of reducing air pollution and improving automobile performance.  The ethanol industry is dependent on several economic incentives to produce ethanol, including federal ethanol supports, including the ethanol supports contained in the Energy Policy Act of 2005.

2007 State of the Union Address:  Twenty in Ten.  In his January 2007 State of the Union Address, President Bush called for the reduction of 20% of the Nation’s gasoline usage in the next ten years—Twenty in Ten.  To accomplish this goal, he called for increasing the Nation’s supply of renewable and alternative fuels by setting a mandatory fuels standard to require 35 billion gallons of renewable and alternative fuel use by 2017.  If enacted, in 2017, this would be expected to displace 15% of projected annual gasoline use.  To bring about the other five percent reduction in gasoline usage, the President proposed a plan to increase fuel efficiency standards for cars and further extend those for light trucks and sport utility vehicles.  As proposed, these standards would reduce projected annual gasoline use by up to 8.5 billion gallons, or five percent. If enacted, the President’s proposal would also increase the scope of the current Renewable Fuel Standard (RFS), expanding it to an Alternative Fuel Standard (AFS).  As proposed, the AFS would include sources such as corn ethanol, cellulosic ethanol, biodiesel, methanol, butanol, hydrogen and alternative fuels. Under the President’s plan, the EPA Administrator and the Secretaries of Agriculture and Energy would have authority to waive or modify the standard if they deem it necessary, and the new fuel standard would include an automatic “safety valve” to protect against unforeseen increases in the prices of alternative fuels or their feedstocks.  The President’s ambitious goals are not likely to be reached with current technology and exclusively corn-derived ethanol; although we expect that the initiatives would stimulate new investment in cellulosic ethanol technologies.

Energy Policy Act.  The ethanol industry is assisted by various federal ethanol production and tax incentives, including those included in the Energy Policy Act of 2005, which was signed into law by President George W. Bush on August 8, 2005.

Renewable Fuels Standard.  The provision of the Energy Policy Act of 2005 likely to have the greatest impact on the ethanol industry is the creation of a national 7.5 billion gallon renewable fuels standard (RFS). The RFS requires that gasoline sold by refiners, importers and blenders must contain an increasing amount of renewable fuel, such as ethanol or biodiesel.  The RFS began at 4 billion gallons in 2006, and will increase to 7.5 billion gallons by 2012. The RFS helps support a market for ethanol that might disappear without this incentive.  The RFS for 2007 was set by the Environmental Protection Agency and requires 4.7 billion gallons of all the gasoline sold or dispensed to U.S. motorists be renewable fuel.  According to the RFA, production capacity from operating ethanol plants is approximately 5.6 billion gallons as of February 2007.

Compliance with the RFS program will be shown through the acquisition of a unique Renewable Identification Numbers (RIN) assigned by the producer to every batch of renewable fuel produced.  The RIN shows that a certain volume of renewable fuel was produced.  Refiners, importers and blenders must acquire sufficient RINs to demonstrate compliance with their performance obligation. In addition, RINs can be traded and a record keeping and electronic reporting system for all parties that have RINs ensures the integrity of the RIN pool.

In September 2006, the Environmental Protection Agency (EPA) released a proposed final rule for a comprehensive, long-term RFS program starting in 2007.  The new regulation proposes that 3.71 percent (or 4.7 billion gallons) of all the gasoline sold or dispensed to U.S. motorists in 2007 be renewable fuel. In 2006, approximately 4.5 billion gallons of renewable fuel was consumed as motor vehicle fuel in the United States.  The rule also contains compliance tools and a credit and trading system which allows renewable fuels to be used where they are most economical, while providing a flexible means for industry to comply with the standard.  Various renewable fuels, including biodiesel and ethanol, can be used to meet the requirements of the RFS program.  The RFS must be met by refiners, blenders and importers.  In order to comply with the RFS, each batch of renewable fuel produced is assigned a unique Renewable Identification Number (RIN).  Final rules are expected to be promulgated by the EPA in 2007; however, there is no guarantee that the EPA’s proposed final rule will be enacted, or that we will comply with the rule’s requirements.

Volumetric Ethanol Excise Tax Credit (VEETC).  The American Jobs Creation Act of 2004 created tax incentives for biodiesel and extended the tax credit for ethanol.  In doing so, the Jobs Act established the VEETC, which provides ethanol blenders and retailers with a credit of $0.51 per pure gallon of ethanol blended, or $0.0051 per percentage point of ethanol blended (i.e., E10 has a 10% ethanol content and is eligible for a credit of $0.051 per gallon, while E85 is eligible for a credit of $0.4335 per gallon).  This incentive is set to expire in 2010; however, legislation was introduced to Congress in January 2007 that proposes to make the tax credit permanent.

Small Ethanol Producer Credit.  The Energy Policy Act of 2005 changed the definition of a small ethanol producer to include a production capacity of up to 60 million gallons, increased from 30 million gallons under the original version of the credit.

Federal Fleets.  Under the Energy Policy Act of 2005, federal fleets are required to use alternative fuels in dual-fuel vehicles unless they qualify for a waiver from the Secretary of Energy.  Fleets may obtain a waiver is alternative fuel is not reasonably available or the cost of alternative fuel is unreasonably more expensive than conventional fuel.  In 2000, the President signed an executive order requiring federal agencies to reduce their vehicular petroleum use by 20% by 2005 and beyond.  In response, the Energy Policy Act of 2005 allows fleets to either:  (i) ensure that 75% of new light-duty vehicles acquired are alternative fuel vehicles; or (ii) obtain a waiver by proving to the Department of Energy that they will achieve petroleum reductions equivalent to their alternative fuel vehicles running on alternative fuels 100% of the time.

Effect of Governmental Regulation

The government’s regulation of the environment changes constantly.  We are subject to extensive air, water and other environmental regulations and we have been required to obtain a number of environmental permits to construct and operate the plant.  It is possible that more stringent federal or state environmental rules or regulations could be adopted, which could increase our operating costs and expenses.  It also is possible that federal or state environmental rules or regulations could be adopted that could have an adverse effect on the use of ethanol.  For example, changes in the environmental regulations regarding the required oxygen content of automobile emissions could have an adverse effect on the ethanol industry.  Furthermore, plant operations likely will be governed by the Occupational Safety and Health Administration (“OSHA”).  OSHA regulations may change such that the costs of the operation of the plant may increase.  Any of these regulatory factors may result in higher costs or other materially adverse conditions effecting our operations, cash flows and financial performance.

We have obtained all of the necessary permits to operate the plant including, air pollution construction permits, a pollutant discharge elimination system general permit, storm water discharge permits, a water withdrawal permit, and an alcohol fuel producer’s permit.  Although we have been successful in obtaining all of the permits currently required, any retroactive change in environmental regulations, either at the federal or state level, could require us to obtain additional or new permits or spend considerable resources on complying with such regulations.

In 2006, our costs of environmental compliance were approximately $34,000, and consisted primarily of permitting and licensing fees and environmental compliance testing.

Our Competition

We are in direct competition with numerous other ethanol producers, many of whom have greater resources than we do. We also expect that additional producers will enter the market if the demand for ethanol continues to increase.  Our ethanol plant competes with other ethanol producers on the basis of price and, to a lesser extent, delivery service.  We believe we compete favorably with other ethanol producers due to our proximity to ample grain supplies and our proximity to regional petroleum terminals.

According to the Renewable Fuels Association, as of March 13, 2007, the ethanol industry has grown to approximately 114 production facilities in the United States with an additional 80 plants under construction and 7 expansions of existing plants.  The Renewable Fuels Association estimates that the United States ethanol industry has capacity to produce more than 5.6 billion gallons of ethanol per year.  The new ethanol plants along with the plant expansions under construction could push United States production of fuel ethanol in the near future to more than 12.0 billion gallons per year.  The largest ethanol producers include Abengoa Bioenergy Corp., Archer Daniels Midland (“ADM”), Aventine Renewable Energy, Inc., Cargill, Inc., New Energy Corp. and VeraSun Energy Corporation, all of which are each capable of producing more ethanol than we produce.  Archer Daniels Midland has announced its plan to add approximately 500 million gallons per year of additional ethanol production capacity in the United States.  Management is unable to determine the number and production capacity of plants that ultimately may be constructed, the timing of such construction or the effect of resulting production upon the demand for or price of our ethanol. However, it is possible that the plant-building boom will create a market glut for ethanol thereby driving ethanol prices, along with our revenues, down due to the increasing supply.

According to the RFA’s Ethanol Industry Outlook 2007, as of January 2007, Kansas ranks seventh in the nation among ethanol producers.  Kansas has 212.5 million gallons per year production capacity online, plus an additional 295 million gallons under construction or expansion, for a total of 507.5 million gallons of production capacity.  As of February 2007 there are eight operating ethanol plants in Kansas.  In addition, there are four ethanol plants in various stages of planning, construction and development in the state.  Due to the preliminary nature of many of these projects, it is difficult to estimate the number of potential ethanol projects within our region.  The surrounding plants will likely impact the demand for corn and milo in our area and may increase the price for corn, milo and other resources such as electricity and natural gas.  At times, we expect that we will have to pay higher prices for corn and milo to ensure we have adequate supply to produce ethanol for our plant.

The following map from the Renewable Fuels Association identifies the location of most of the ethanol producers in the United States.

International Competition

Ethanol production is also expanding internationally and we may have to compete with international ethanol producers, which may be able to produce and sell ethanol more inexpensively.  Brazil has long been the world’s largest producer and exporter of ethanol; however, in 2005, US ethanol production slightly exceeded Brazilian production.  Ethanol is produced more cheaply in Brazil than in the United States because of the use of sugarcane, a less expensive raw material alternative to corn.  However, because of various tariffs on the importation of ethanol into the United States, the price of ethanol produced in the United States is currently more competitive than ethanol imported from Brazil.

Ethanol imported from Brazil is subject to a 54 cents per gallon tariff.  However, the Central America-Dominican Republic Free Trade Agreement, which was ratified in 2005, may provide a means to circumvent the tariff.  Some Brazilian producers hope to export their low-cost ethanol to Central America, mix it with Central American ethanol, and import this inexpensive product into the United States duty-free.  Ethanol shipments through countries in the Caribbean such as El Salvador, Jamaica, and Costa Rica are shipped in tariff-free due to the Caribbean Basin Initiative (CBI).  It is unclear whether Brazilian producers will be able to utilize this design to circumvent the tariff, but if they succeed domestic producers will lose the advantage provided by the tariff.

Competition from Alternative Fuels

Alternative fuels, gasoline oxygenates and alternative ethanol production methods are also continually under development by ethanol and oil companies with far greater resources. The major oil companies have significantly greater resources than we have to develop alternative products and to influence legislation and public perception of MTBE and ethanol.  These companies also have sufficient resources to begin production of ethanol should they choose to do so.  New ethanol products or methods of ethanol production developed by larger and better-financed competitors could provide them competitive advantages and harm our business.

A number of automotive, industrial and power generation manufacturers are developing alternative clean power systems using fuel cells or clean burning gaseous fuels.  Like ethanol, the emerging fuel cell industry offers a technological option to address increasing worldwide energy costs, the long-term availability of petroleum reserves and environmental concerns.  Fuel cells have emerged as a potential alternative to certain existing power sources because of their higher efficiency, reduced noise and lower emissions. Fuel cell industry participants are currently targeting the transportation, stationary power and portable power markets in order to decrease fuel costs, lessen dependence on crude oil and reduce harmful emissions.  If the fuel cell and hydrogen industries continue to expand and gain broad acceptance and hydrogen becomes readily available to consumers for motor vehicle use, we may not be able to compete effectively.  This additional competition could reduce the demand for ethanol, which would negatively impact our profitability.

Distillers Grains

Our plant primarily competes with other ethanol producers in the production and sales of distillers grains.  The United States ethanol industry is expected to produce as much as 17 million tons of distillers grains annually by 2012.  Our distillers grains also compete with other livestock feed formulations: corn gluten feed, dry brewers grain, soybean meal and mill feeds.  Distillers grains primarily compete with these products on the basis of price and protein content.

Sources of Raw Materials - Corn and Milo Feedstock Supply

To operate at a name-plate capacity of 35 million gallons of ethanol annually, our plant requires approximately 13 million bushels of grain per year for its dry milling process.  Because of improvements made to our facility and the technological process, we expect to produce approximately 42.5 million gallons of ethanol in 2007 requiring approximately 15 million bushels of grain. The grain supply for our plant will be obtained pursuant to our Raw Grains Agreement with United Bio Energy Ingredients, LLC, described below.  We will depend heavily on the performance of United Bio Energy Ingredients, LLC for our grain inputs.

We are dependent on the availability and price of corn and milo.  Although the area surrounding the plant produces a significant amount of corn and milo and we do not anticipate problems sourcing grain, there is no assurance that a shortage will not develop, particularly if there is an extended drought or other production problem.

Raw Grains Agreement

We purchase the raw grains (corn and milo) necessary for ethanol production at our plant from United Bio Energy Ingredients, LLC (“UBE Ingredients”).  Pursuant to our raw grains agreement with UBE Ingredients, we pay UBE Ingredients the actual cash procurement price and all reasonable and necessary expenses to get the grain to the plant plus a per bushel fee.  The title, risk of loss, and responsibility for the quality of grain transfers to us when we unload the grain at the plant.  Prior to that time, UBE Ingredients bears the risk of loss.  All grain delivered to the plant must meet certain quality standards and we have the option to reduce the price we pay or fully reject any delivery that fails to conform to these standards, depending upon the severity of the noncompliance.  The raw grains agreement between us and UBE Ingredients is in effect until 2009 and is renewed automatically for one-year terms, unless either party provides ninety days written notice of termination prior to the end of the current term.

Trading Agreement

We have engaged United Bio Energy Trading, LLC (“UBE Trading”) to provide us with market information, hedging consulting services and to assist with internal risk management procedures.  Due to fluctuations in energy and feedstock markets, UBE Trading utilizes forward contracting and hedging strategies to manage our commodity risk exposure and optimize finished product pricing.  For these services, we will pay UBE Trading a monthly fee of $6,000.  The trading agreement between us and UBE Trading is in effect until 2009 and is renewed automatically for one-year terms, unless either party provides ninety days written notice of termination prior to the end of the current term.

See “MANAGEMENT’S DISCUSSION AND ANALYSIS — Results of Operations for Fiscal Year 2006, Cost of Sales” for a more detailed discussion of our corn supply.

Utilities

The plant requires a significant and uninterrupted supply of electricity, natural gas and water to operate.  We have entered into agreements with providers of these utilities as follows:

Natural Gas

Our plant requires a natural gas supply of approximately 2,900 MMBtu per day when drying.   If the direct gas-fired dryer operates 100% of the time for an entire year, the plant could consume 1,030,000 MMBtu per year.  We engaged U.S. Energy Services, Inc. of Wayzata, Minnesota, to provide consulting and energy management services for supplies of electricity and natural gas.  Our natural gas requirements are supplied by Southern Star Central Gas Pipeline and Kinder Morgan Interstate Gas Transmission.  We have not experienced any interruptions in the supply of natural gas to our plant from our suppliers in 2006 and all of our natural gas requirements have been met.

Electricity

Electricity is necessary for lighting and powering much of the machinery and equipment used in the production process.  Our plant requires approximately 20,000,000 kilowatt hours per year.  We have entered into an agreement with Kansas City Power and Light Company to provide for our electricity needs for a term of 15 years.

On May 10, 2005, we entered into an agreement with ICM, Inc. for the purchase of a steam turbine generator.  In order to finance the purchase of the generator, we executed a promissory note for $1,760,274 to ICM, Inc and granted a security interest in the generator to ICM, Inc. as collateral for the loan.  See MANAGEMENT’S DISCUSSION AND ANALYSIS — Liquidity and Capital Resources, Debt Financing” for a more detailed discussion of this note.  The generator can generate up to approximately 25% of the plant’s electricity needs and results in a net energy savings.  The generator was on line and in production for all of 2006.  On March 31, 2006 the note to ICM, Inc. was paid in full.

Water

We will require a significant supply of water, approximately 350,000 gallons per day.  We have entered into an agreement with the City of Garnett for our water requirements at the usual rates.

Research and Development

We do not conduct any research and development activities associated with the development of new technologies for use in producing ethanol and distillers grains.

Management and Employees

UBE Services, LLC, successor to United Bio Energy Management, LLC, managed the day-to-day operations of our ethanol plant pursuant to a management agreement dated November 12, 2004.  On January 3, 2007, the Company and UBE Services executed a Termination Agreement terminating the management agreement effective December 31, 2006 (the “Termination Date”).  The Termination Agreement provides that the Company and UBE Services mutually agree to release each other from their contractual obligations and any and all claims, losses, expenses or damages arising as to or under the management agreement as of the Termination Date.  In exchange for early termination, the Company agreed to pay UBE Services the fixed annual fee and incentive bonus set forth in the management agreement through December 31, 2006.  In addition, the Termination Agreement provides that we shall have the right to continue to participate in the UBE Plant Manager Program and UBE Group Buying Program for one year following the Termination date in exchange for the payment of 10,000 per month.

Effective January 15, 2007, we hired Steven L. Gardner to serve as our general manager.  Pursuant to the employment agreement, we will pay Mr. Gardner a base salary of $125,000 and a one-time payment for moving expenses.  In addition, he will be eligible for an annual bonus based on his achievement of performance conditions and is entitled to participate in any and all benefit plans adopted by the Company, subject to eligibility requirements imposed by such plans, including group medical, dental, vision and term life insurance and 401(k) retirement savings plan.

We employ 33 full-time employees, 29 of whom are employed in ethanol production operations and 4 are employed in general management and administration.  The following table represents the positions held by our current employees:

Position	# Employed
General Manager	1
Chief Financial Officer &Controller	1
Administrative / Clerical	2
Plant Manager	1
Operations Manager	1
Lab, Safety & Environmental	3
Shift Supervisors	4
Plant Operators	9
Maintenance Supervisor	1
Maintenance Craftsmen	5
Material Handlers	4
Scale Operator	1
TOTAL	33

We do not expect a significant change in the number employees over the next 12 months.

ITEM 1A.  RISK FACTORS.

You should carefully read and consider the risks and uncertainties below and the other information contained in this report.  The risks and uncertainties described below are not the only ones we may face.  The following risks, together with additional risks and uncertainties not currently known to us or that we currently deem immaterial could impair our financial condition and results of operation.

Risks Relating to Our Business

We have a limited operating history and our operating results could fluctuate significantly.  We began our business in 2001 and commenced production of ethanol at our plant in June 2005.  Accordingly, we have a limited operating history from which you can evaluate our business and prospects.  Our operating results could fluctuate significantly in the future as a result of a variety of factors many of which are outside our control. These factors include:

•                  Weather, supply and demand and other variables affecting the price and supply of corn;

•                  Changes in interest rates and availability of credit;

•                  Reliability and construction quality of the ethanol plant to permit it to operate at a level that we expect;

•                  Legislative changes in policy at the federal or state level concerning ethanol and gasoline additives;

•                  Amount and timing of capital expenditures and other costs relating to maintenance or expansion of our operations;

•                  Technical difficulties in operating the ethanol plant;

•                  New products and new plants from ethanol producers or oil companies; and

•                  General economic conditions, or economic events specific to agriculture, oil or automobile markets.

As a result of these factors, and other risk factors described herein, our operating results may not be indicative of future operating results and you should not rely on them as indications of our future performance.  In addition, our prospects must be considered in light of the risks and uncertainties encountered by an early-stage company and in rapidly growing industries, such as the ethanol industry, where supply and demand may change substantially in a short amount of time.

We are dependent upon United Bio Energy, LLC and its subsidiaries to operate our ethanol plant.  There are several material agreements in effect with subsidiaries of United Bio Energy, LLC (“UBE”) with respect to the operations of the plant.  Provista is the sole buyer of our ethanol. UBE Ingredients is the sole marketer of our distillers grains and procures all of the corn and milo needed for ethanol production at our plant. UBE Trading provides us with overall risk management.  In addition, UBE is owned by US BioEnergy Corporation of Brookings, South Dakota which builds and operates biofuel production facilities which may be in competition with our plant.  If any of these parties were to terminate any of these relationships, we believe that we can locate other arrangements for the sale and distribution of our products and procurement of our grain inputs.  However, if we are not able to secure suitable and timely replacements for those services at a reasonable cost or at all, it would materially harm our business.

Our business is not diversified.  Our success depends largely upon our ability to profitably operate our ethanol plant. We do not have any other lines of business or other sources of revenue if we are unable to operate our ethanol plant and manufacture ethanol and distillers grains.  If economic or political factors adversely affect the market for ethanol, the Company has no other line of business to fall back on if the ethanol business declines. Our business would also be significantly harmed if its ethanol plant could not operate at full capacity for any extended period of time.

Increases in the price of corn, milo and natural gas would reduce our profitability.  Our results of operations and financial condition are significantly affected by the cost and supply of corn, milo and natural gas. Changes in the price and supply of these commodities are subject to and determined by market forces over which we have no control.

Ethanol production requires substantial amounts of corn.  The availability and price of corn is influenced by weather, governmental policy, disease and other market conditions.  Generally, higher corn prices will produce lower profit margins. Competition for corn has significantly increased and we expect it will continue to increase.  As a result, corn prices have trended higher.  If we experience a sustained period of high corn or milo prices, such pricing may reduce our ability to generate revenue and our profit may significantly decrease.

The prices for and availability of natural gas, like corn, are also subject to volatile market conditions.  In addition, natural gas has recently been available only at prices exceeding historical averages.  Moreover, significant disruptions in the supply of natural gas could impair our ability to manufacture ethanol for our customers.  Generally, higher input prices produce lower profit margins.  This is especially true if market conditions do not allow us to pass to our customers these increased costs.  In the event of higher prices, there is no assurance that we will be able to pass these costs through to our customers.  Furthermore, increases in our corn or natural gas prices or changes in our corn or natural gas costs relative to corn and natural gas costs paid by competitors may adversely affect our results of operations and financial condition.  We seek to minimize the risks from fluctuations in the prices of corn and natural gas through the use of hedging instruments.  However, these hedging transactions also involve risks to our business.  See “Risks Relating to Our Business - We engage in hedging transactions which involve risks that could harm our business.”

Declines in the price of ethanol or distillers grains would significantly reduce our revenues.  Our revenues are exclusively dependent on the market prices for ethanol and distillers grains.  These prices can be volatile as a result of a number of factors.  These factors include the overall supply and demand, the price of gasoline, level of government support, and the availability and price of competing products.  For instance, the price of ethanol generally tends to increase as the price of gasoline increases, and the price of ethanol generally tends to decrease as the price of gasoline decreases.  Any lowering of gasoline prices will likely lead to lower prices for ethanol, which may decrease our ethanol revenues.  Similarly, the price of distillers grains generally tends to fluctuate in the same direction as the price of corn and soybean meal.  Therefore, any lowering of corn or soybean meal prices will likely lead to lower prices of distillers grains.

The price of ethanol has recently been much higher than its 10-year average.  We do not expect these prices to be sustainable as supply from new and existing ethanol plans increases to meet increased demand.  The total production of ethanol is at an all time high and continues to rapidly expand at this time.  Increased production of ethanol may lead to lower prices.  Any decrease in the price at which we can sell our ethanol will negatively impact our future revenues.

The increased production of ethanol could have other adverse effects.  For example, the increased ethanol production could lead to increased supplies of co-products from the production of ethanol, such as distillers grains.  Those increased supplies could outpace demand, which would lead to lower prices for those co-products.  In addition, distillers grains compete with other protein based animal feed products.  The price of distillers grains may decrease in part on the price of the commodity from which it is derived.  Downward pressure on commodity prices, such as soybeans, will generally cause the price of competing animal feed products to decline, resulting in downward pressure on the price of distillers grains.  Any decrease in the prices at which we can sell our distillers grains will negatively affect our revenues.

The spread between ethanol and corn prices can vary significantly and we do not expect the spread to remain at recent high levels.  Recently, the spread between ethanol and corn prices has been narrowing, due in large part to lower oil prices and high corn prices.  However, this spread has fluctuated significantly and may fluctuate significantly in the future.  Any reduction in the spread between ethanol and corn prices, whether as a result of an increase in corn prices or a reduction in ethanol prices, would adversely affect our results of operations and financial condition.

We engage in hedging transactions which involve risks that could harm our business.  We are exposed to market risk from changes in commodity prices.  Exposure to commodity price risk results from our dependence on corn and natural gas in the ethanol production process.  We seek to minimize the risks from fluctuations in the prices of corn, natural gas and ethanol through the use of hedging instruments.  However, our hedging activities may not successfully reduce the risk caused by price fluctuation which may leave us vulnerable to high corn and natural gas prices.  In addition, hedging activities themselves can result in costs because price movements in corn, natural gas and ethanol contracts are highly volatile and are influenced by many factors, including commodity cash prices that are beyond our control.  We may incur such costs and they may be significant.

Changes and advances in ethanol production technology may hinder our ability to compete in the ethanol industry or operate profitably.  Advances and changes in the technology of ethanol production are expected to occur.  Such advances and changes may make the ethanol production technology installed in our plant less desirable or obsolete.  These advances could also allow our competitors to produce ethanol at a lower cost than we are able.  If we are unable to adopt or incorporate technological advances, our ethanol production methods and processes could be less efficient than our competitors, which could cause our plant to become uncompetitive or completely obsolete.  If our competitors develop, obtain or license technology that is superior to ours or that makes our technology obsolete, we may be required to incur significant costs to enhance or acquire new technology so that our ethanol production remains competitive.

Risks Related to Ethanol Industry

There are several ethanol plants in various stages of development in the area surrounding our proposed plant site, which will increase our competition for resources, such as corn, milo, electricity and natural.   According to the RFA’s Ethanol Industry Outlook 2007, as of January 2007 Kansas ranks seventh in the nation among ethanol producers.  Kansas has 212.5 million gallons per year production capacity online, plus an additional 295 million gallons under construction or expansion, for a total of 507.5 million gallons of production capacity.  As of February 2007 there are eight operating ethanol plants in Kansas.  In addition, there are four ethanol plants in various stages of planning, construction and development in the state.  Due to the preliminary nature of many of these projects, it is difficult to estimate the number of potential ethanol projects within our region.  The surrounding plants will likely impact the demand for corn and milo in our area and may increase the price for corn, milo and other resources such as electricity and natural gas.  At times, we expect that we will have to pay higher prices for corn and milo to ensure we have adequate supply to produce ethanol at our plant.  As a result, our ability to operate profitably may be negatively impacted.

Increased acceptance of ethanol as a fuel may lead to greater demand, increase in price and shortages of corn, which may cause our plants to become unable to produce ethanol or such production may become unprofitable.  We anticipate that increase in ethanol production will lead to significantly greater demand for corn.  Such increase may lead to difficulty sourcing corn on economical terms, due to supply shortages.  According to the October 2006 issue of Ethanol Producer Magazine, industry insiders admit that if the United States’ entire current corn crop were converted to ethanol, it would only yield enough ethanol to satisfy approximately a quarter of the United States’ current gasoline consumption.  Supply shortages could require us to suspend operations at our plant until corn or milo became available at affordable prices.  Suspension of operations would adversely affect our business and financial condition.  Additionally, the price we pay for corn or milo at our production facility could increase if other ethanol production facilities are built in the same general vicinity or if we expand our facility.  Due to the proximity of our proposed plant to other plants, a corn or milo shortage in the geographic region where we anticipate operating our plant could result in higher costs of corn or milo and cause us to incur significant transportation costs to ship in our feedstocks for production which could negatively impact our ability to operate profitably.

As domestic ethanol production continues to grow, ethanol supply may exceed demand, causing ethanol prices to decline and the value of your investment to be reduced.  The number of ethanol plants being developed and constructed in the United States continues to increase at a rapid pace. The recent passage of the Energy Policy Act of 2005 included a renewable fuels mandate that we expect will further increase the number of domestic ethanol production facilities. According to the RFA’s Ethanol Industry Outlook 2007, ethanol production reached a record high of 4.9 billion gallons in 2006.  The RFA further states that domestic ethanol production capacity has increased from 1.9 billion gallons per year at December 31, 2001 to an estimated 5.6 billion gallons per year in February 2007.  The RFA estimates that, as of February 2007, approximately 6.2 billion gallons per year of additional production capacity is under construction or expansion at 85 new and existing facilities.  In addition, ADM is undergoing expansion to add 275 million gallons of ethanol production, clearly indicating its desire to maintain a significant share of the ethanol market with approximately 1,345 million gallons of capacity upon completion.

Excess capacity in the ethanol industry would have an adverse effect on our results of operations, cash flows and financial condition.  As these new plants begin operations, we expect domestic ethanol production to significantly increase.  If the demand for ethanol does not grow at the same pace as increases in supply, we expect the price for ethanol to decline. Declining ethanol prices will result in lower revenues and may reduce or eliminate profits.

The recent trend toward consolidation in the ethanol industry may put us at a competitive disadvantage to the buying and selling power of newly-formed coalitions.  There is a recent trend toward consolidation in the ethanol industry as many farmer-owned plants are aligning themselves with marketing blocks, forming coalitions to market their ethanol. The advantages to consolidation are the increased efficiencies and market share that accompany newly-formed coalitions to sell ethanol. In some cases, lenders influence consolidation by requiring particular marketers to reduce their risk. In addition to consolidation in the marketing area, ethanol industry leaders are moving towards consolidation in other areas such as plant management, feedstock, services and maintenance. We may not be able to compete in this increasingly consolidated market as we may not have the buying and selling power of these new coalitions. The new coalitions will likely be able to produce ethanol at a lower cost due to their pooled resources, which could negatively impact our profitability.

We operate in an intensely competitive industry and compete with larger, better financed entities which could impact our ability to operate profitably.  There is significant competition among ethanol producers.  There are numerous producer-owned and privately-owned ethanol plants planned and operating throughout the Midwest and elsewhere in the United States.  We compete with plants similar to our size, as well as a number of plants that can produce a wider range of products than we can and have greater resources than we do.  In addition, the number of ethanol plants being developed and constructed in the United States continues to increase at a rapid pace.  The recent passage of the Energy Policy Act of 2005 included a renewable fuels mandate that we expect will further increase the number of domestic ethanol production facilities.  If the demand for ethanol does not grow at the same pace as increases in supply, we expect that lower prices for ethanol will result which may adversely affect our ability to generate profits and our financial condition.

Competition from the advancement of alternative fuels may lessen the demand for ethanol.  Alternative fuels, gasoline oxygenates and ethanol production methods are continually under development. A number of automotive, industrial and power generation manufacturers are developing alternative clean power systems using fuel cells or clean burning gaseous fuels. Like ethanol, the emerging fuel cell industry offers a technological option to address increasing worldwide energy costs, the long-term availability of petroleum reserves and environmental concerns. Fuel cells have emerged as a potential alternative to certain existing power sources because of their higher efficiency, reduced noise and lower emissions. Fuel cell industry participants are currently targeting the transportation, stationary power and portable power markets in order to decrease fuel costs, lessen dependence on crude oil and reduce harmful emissions. If the fuel cell and hydrogen industries continue to expand and gain broad acceptance, and hydrogen becomes readily available to consumers for motor vehicle use, we may not be able to compete effectively. This additional competition could reduce the demand for ethanol, resulting in lower ethanol prices that might adversely affect our results of operations and financial condition.

Corn-based ethanol may compete with cellulose-based ethanol in the future, which could make it more difficult for us to produce ethanol on a cost-effective basis.  Most ethanol is currently produced from corn and other raw grains, such as milo or sorghum.  This is especially true for the Midwest. The current trend in ethanol production research is to develop an efficient method of producing ethanol from cellulose-based biomass, such as agricultural waste, forest residue, municipal solid waste, and energy crops. This trend is driven by the fact that cellulose-based biomass is generally cheaper than corn, and producing ethanol from cellulose-based biomass would create opportunities to produce ethanol in areas which are unable to grow corn. Significant resources are being allocated to promote research and development of cellulose-based ethanol.  If an efficient method of producing ethanol from cellulose-based biomass is developed, we may not be able to compete effectively.  If we are unable to produce ethanol as cost-effectively as cellulose-based producers, our ability to generate revenue and financial condition may be negatively impacted.

Competition from ethanol imported from Brazil and Caribbean Basin countries may be a less expensive alternative to our ethanol.  Brazil is currently one of the world’s largest producers and exporters of ethanol. Ethanol is produced more cheaply in Brazil than in the United States because of the use of sugarcane, a less expensive raw material alternative to corn.  In addition, ethanol produced or processed in certain countries in Central America and the Caribbean region is eligible for tariff reduction or elimination upon importation to the United States under a program known as the Caribbean Basin Initiative.  Competition from ethanol imported from Caribbean Basin countries or Brazil may affect our ability to sell our ethanol profitably, adversely affecting our results of operations and financial condition.

Consumer resistance to the use of ethanol based on the belief that ethanol is expensive, adds to air pollution, harms engines and/or takes more energy to produce than it contributes may affect the demand for ethanol.  Certain individuals believe that use of ethanol will have a negative impact on gasoline prices at the pump. Many also believe that ethanol adds to air pollution and harms car and truck engines. Still other consumers believe that the process of producing ethanol actually uses more fossil energy, such as oil and natural gas, than the amount of ethanol that is produced. These consumer beliefs could potentially be wide-spread. If consumers choose not to buy ethanol, it would affect the demand for the ethanol we produce which could lower demand for our product and negatively affect our profitability and financial condition.

Risks Related to Regulation and Governmental Action

A change in government policies favorable to ethanol may cause demand for ethanol to decline.  Growth and demand for ethanol may be driven primarily by federal and state government policies, such as state laws banning MTBE and the national renewable fuels standard. The continuation of these policies is uncertain, which means that demand for ethanol may decline if these policies change or are discontinued. A decline in the demand for ethanol is likely to cause lower ethanol prices which in turn will negatively affect our results of operations, financial condition and cash flows.

A change in government policies favorable to ethanol may cause demand for ethanol to decline, which could reduce the value of your investment.  Growth and demand for ethanol may be driven primarily by federal and state government policies, such as state laws banning Methyl Tertiary Butyl Ether (MTBE) and the national renewable fuels standard. The continuation of these policies is uncertain, which means that demand for ethanol may decline if these policies change or are discontinued. A decline in the demand for ethanol may affect our ability to sell our ethanol profitably.

Loss of favorable incentives for the ethanol industry as a whole or ineligibility for tax benefits for ethanol production could hinder our ability to operate at a profit and reduce the value of your investment in us.

Renewable Fuels Standard.  The ethanol industry is assisted by various federal ethanol production and tax incentives, including those set forth in the Energy Policy Act of 2005.  The provision of the Energy Policy Act of 2005 likely to have the greatest impact on the ethanol industry is the creation of a national 7.5 billion gallon renewable fuels standard (RFS).  The RFS requires that gasoline sold by refiners, importers and blenders must contain an increasing amount of renewable fuel, such as ethanol or biodiesel.  The RFS began at 4 billion gallons in 2006, and will increase to 7.5 billion gallons by 2012.  The RFS for 2007 is 4.7 billion gallons, which is slightly less than the amount of ethanol produced in 2006. The RFS helps support a market for ethanol that might disappear without this incentive; as such, waiver of RFS minimum levels of renewable fuels included in gasoline could have a material adverse effect on our results of operations.

In September 2006, the Environmental Protection Agency (EPA) released a proposed final rule for a comprehensive, long-term RFS program starting in 2007.  The new regulation proposes that 3.71 percent (or 4.7 billion gallons) of all the gasoline sold or dispensed to U.S. motorists in 2007 be renewable fuel. In 2006, approximately 4.5 billion gallons of renewable fuel was consumed as motor vehicle fuel in the United States.  The rule also contains compliance tools and a credit and trading system which allows renewable fuels to be used where they are most economical, while providing a flexible means for industry to comply with the standard.  Various renewable fuels, including biodiesel and ethanol, can be used to meet the requirements of the RFS program.  The RFS must be met by refiners, blenders and importers.  In order to comply with the RFS, each batch of renewable fuel produced is assigned a unique Renewable Identification Number (RIN).  Final rules are expected to be promulgated by the EPA in 2007; however, there is no guarantee that the EPA’s proposed final rule will be enacted, or that the industry will comply with the rule’s requirements.

President Bush’s 2007 State of the Union Address proposed an expansion and reform of the Renewable Fuels Standard (RFS).  To comply with the current standard, fuel blenders must use 7.5 billion gallons of renewable fuels in 2012.  Under the President’s proposal, the fuel standard will be set at 35 billion gallons of renewable and alternative fuels in 2017.  The President’s proposal will also increase the scope of the current Renewable Fuel Standard (RFS), expanding it to an Alternative Fuel Standard (AFS).  The AFS will include sources such as corn ethanol, cellulosic ethanol, biodiesel, methanol, butanol, hydrogen and alternative fuels.

The President’s ambitious goals are not likely to be reached with current technology and exclusively milo or corn-derived ethanol.  We cannot assure you that legislation addressing these goals will be adopted.

Volumetric Ethanol Excise Tax Credit.  On October 22, 2004, President Bush signed into law the American Jobs Creation Act of 2004 (JOBS Bill), which includes the provisions of the Volumetric Ethanol Excise Tax Credit (VEETC).  The VEETC provides a credit of 5.1 cents per gallon on 10% ethanol blends.  This tax credit is received by gasoline refiners and blenders for blending ethanol into their fuel.  The credit took effect in 2005 and is set to expire in 2008.  Legislation was introduced in the first day of the 2007 Congress which proposes a permanent extension of the VEETC; however, there is no guarantee that this proposed legislation will be adopted.

Small Ethanol Producer Tax Credit.  Another important provision of the Energy Policy Act of 2005 involves an expansion in the definition of who qualifies as a small ethanol producer.  Historically, small ethanol producers were allowed a 10 cents per gallon production income tax credit on up to 15 million gallons of production annually.  The size of the plant eligible for the tax credit was limited to 30 million gallons.  Under the Energy Policy Act of 2005, the size limitation on the production capacity for small ethanol producers increases from 30 million to 60 million gallons.  The small ethanol producer tax credit is set to expire December 31, 2010.  As with the VEETC, legislation was introduced in the first 2007 session of Congress which proposes to make the small ethanol producer credit permanent.  There is no guarantee that this proposed legislation will be adopted.

The elimination or reduction of tax incentives to the ethanol industry, such as the Volumetric Ethanol Excise Tax Credit (VEETC) available to gasoline refiners and blenders, could also reduce the market demand for ethanol, which could reduce prices and our revenues by making it more costly or difficult for us to produce and sell ethanol. If the federal tax incentives are eliminated or sharply curtailed, we believe that a decreased demand for ethanol will result, which could result in the failure of our business.

Changes in environmental regulations or violations of the regulations could be expensive and reduce our profit and the value of your investment.  We will be subject to extensive air, water and other environmental regulations and we will need to obtain a number of environmental permits to construct and operate the proposed plant. In addition, it is likely that our senior debt financing will be contingent on our ability to obtain the various environmental permits that we will require. If for any reason, any of these permits are not granted, construction costs for the plant may increase, or the plant may not be constructed at all. Additionally, any changes in environmental laws and regulations, both at the federal and state level, could require us to invest or spend considerable resources in order to comply with future environmental regulations. The expense of compliance could be significant enough to reduce our profit.

ITEM 2.  DESCRIPTION OF PROPERTY.

The ethanol plant is located on an approximately 59 acres located in the Golden Prairie Industrial Park on the edge of Garnett, Kansas.  The plant’s address is 1304 S. Main Street, Garnett, Kansas 66032.

The plant is designed to grind approximately 13 million bushels of corn and milo per year to produce approximately 35 million gallons of ethanol.  Construction of the plant was substantially completed in July 2005 with final construction items completed in September 2005.  The ethanol plant consists of the following buildings:

•                  A fermentation and processing building, which contains processing equipment, laboratories, control room and offices.  This building also includes a maintenance area with offices, spare parts storage, welding shop and maintenance equipment;

•                  A grain handling and storage building, which contains a control room and 1st and 2nd level mezzanines for cleaning, grinding and conveying corn;

•                  An administrative building, along with furniture and fixtures, office equipment and computer and telephone systems.

•                  An energy building which contains centrifuges, DDGS dryers, thermal oxidizer, steam turbine generator and reverse osmosis water filtrations system.

•                  A pump house which contains a motor control room, diesel powered fire pump and water pump for process water.

In addition, the plant includes a fermenter walkway, evaporator and storage facilities for ethanol and distillers grains.  The site also contains improvements such as landscaping, drainage systems and paved access roads.  On April 5, 2005, we received an easement from the State of Kansas in exchange for $1.00 which will allow us to construct and operate a railroad spur line across state park property owned by the State of Kansas.  Although the site has accessibility to rail transportation, our distribution needs are currently satisfied by truck transportation and we do not anticipate constructing a rail spur to access such rail transportation  in the immediate future.  We are always assessing the market demand and will address construction of the rail spur as the need for additional transportation methods arise.

We have transferred title to the plant site and improvements to the City of Garnett as the security for the industrial revenue bond financing from the City of Garnett and are leasing back the site in exchange for lease payments in an amount that is equal to the amount of interest to be paid on the City of Garnett Bonds.  The industrial revenue bonds that we purchased from the City of Garnett serve as collateral for our term debt financing with Home Federal Savings Bank.  See MANAGEMENT’S DISCUSSION AND ANALYSIS — Liquidity and Capital Resources, Debt Financing” for a more detailed discussion of these transactions.

ITEM 3.  LEGAL PROCEEDINGS

On November 17, 2006, the County of Anderson, Kansas appealed to the Court of Appeals of the State of Kansas, the decision of the Kansas Board of Tax Appeals affirming exemption from ad valorem taxation through the issuance of revenue bonds to us by the City of Garnett.  On December 20, 2005, we completed an industrial revenue bond financing with the City of Garnett, Kansas, which we expect to provide property tax savings for 10 years on the plant site.  We purchased all of the Bonds offered by the City of Garnett.  In the appeal filed with the Kansas Court of Appeals, the County is seeking to have the issuance of those bonds overturned.  The action is being vigorously defended and we believe the issuance of the bonds will be upheld.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

We did not submit any matter to a vote of our unit holders through the solicitation of proxies or otherwise during the fourth quarter ended December 31, 2006.

PART II

ITEM 5.  MARKET FOR MEMBERSHIP UNITS AND RELATED MEMBER MATTERS

Market Information

There is no public trading market for our units.  We have created a private qualified online matching service in order to facilitate trading of our units.  Our online matching service consists of an electronic bulletin board that provides information to prospective sellers and buyers of our units.  We do not receive any compensation for creating or maintaining the matching service.  We do not become involved in any purchase or sale negotiations arising from our qualified matching service.  In advertising our qualified matching service, we do not characterize the Company as being a broker or dealer or an exchange.  We do not give advice regarding the merits or shortcomings of any particular transaction.  We do not receive, transfer or hold funds or securities as an incident of operating the online matching service.  We do not use the bulletin board to offer to buy or sell securities other than in compliance with the securities laws, including any applicable registration requirements.  We have no role in effecting the transactions beyond approval, as required under our operating agreement and the issuance of new certificates.  So long as we remain a publicly reporting company, information about the Company will be publicly available through the SEC’s filing system.  However, if at any time we cease to be a publicly reporting company, we will continue to make information about the Company publicly available on our website.

Unit Holders

As of December 31, 2006, we have approximately 703 unit holders of record.  There is no other class of membership units issued or outstanding.

Distributions

On June 10, 2006 our Board of Directors approved a cash distribution of $196 per unit to the holders of membership units of record at the close of business on May 10, 2006.  The distribution was paid in June 2006.  On August 18, 2006, our Board of Directors approved a cash distribution of $159 per unit to the holders of membership units of record at the close of business on June 30, 2006.  The distribution was paid in August 2006.  On November 10, 2006, our Board of Directors approved a cash distribution of approximately $207 per unit to the holders of membership units of record at the close of business on September 30, 2006.  The distribution was paid in November 2006. Revenues generated from plant operations are distributed by the Company to our unit holders in proportion to the number of units held by each unit holder.  A unit holder’s distribution is determined by dividing the number of units owned by such unit holder by the total number of units outstanding.   Our board of directors has complete discretion over the timing and amount of distributions to our unit holders, however, our operating agreement requires the board of directors to endeavor to make cash distributions at such times and in such amounts as will permit our unit holders to satisfy their income tax liability in a timely fashion. Our expectations with respect to our ability to make future distributions are discussed in greater detail under “MANAGEMENTS DISCUSSION AND ANALYSIS- Liquidity and Capital Resources, Debt Financing.”

ITEM 6.  MANAGEMENT’S DISCUSSION AND ANALYSIS

This report contains historical information, as well as forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance, or our expected future operations and actions.  In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “future,” “intend,” “could,” “hope,” “predict,” “target,” “potential,” or “continue” or the negative of these terms or other similar expressions.  These forward-looking statements are only our predictions based upon current information and involve numerous assumptions, risks and uncertainties.  Our actual results or actions may differ materially from these forward-looking statements for many reasons, including the reasons described in this report.  While it is impossible to identify all such factors, factors that could cause actual results to differ materially from those estimated by us include:

•       Overcapacity within the ethanol industry;

•       Actual ethanol and distillers grains production varying from expectations;

•       Availability and costs of products and raw materials, particularly corn and natural gas;

•       Changes in the price and market for ethanol and distillers grains;

•       Our ability to market and our reliance on third parties to market our products;

•       Changes in or elimination of governmental laws, tariffs, trade or other controls or enforcement practices such as:

—                    national, state or local energy policy;

—                    federal ethanol tax incentives;

—                    legislation establishing a renewable fuel standard or other legislation mandating the use of ethanol or other oxygenate additives;

—                    state and federal regulation restricting or banning the use of MTBE; or

—                    environmental laws and regulations that apply to our plant operations and their enforcement;

•       Changes in the weather or general economic conditions impacting the availability and price of corn and natural gas;

•       Total U.S. consumption of gasoline;

•       Fluctuations in petroleum prices;

•       Changes in plant production capacity or technical difficulties in operating the plant;

•       Changes in our business strategy, capital improvements or development plans;

•       Results of our hedging strategies;

•       Our ability to generate free cash flow to invest in our business and service our debt;

•       Changes and advances in ethanol production technology;

•       Competition from alternative fuels and alternative fuel additives; and

•       Other factors described elsewhere in this report.

The cautionary statements referred to in this section also should be considered in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf.  We undertake no duty to update these forward-looking statements, even though our situation may change in the future. Furthermore, we cannot guarantee future results, events, levels of activity, performance, or achievements.  We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this report.  You should read this report and the documents that we reference in this report and have filed as exhibits completely and with the understanding that our actual future results may be materially different from what we currently expect.  We qualify all of our forward-looking statements by these cautionary statements.

Overview

We were formed as a Kansas limited liability company on October 16, 2001, for the purpose of constructing and operating an ethanol plant near Garnett in eastern Kansas.   In June 2005, we completed the construction of our 35 million gallon per year ethanol plant and since then, we have been engaged in the production of ethanol and distillers grains.

Our revenues are derived from the sale and distribution of our ethanol and distillers grains throughout the continental United States.  We purchase all of our corn and milo from UBE Ingredients.  See “DESCRIPTION OF BUSINESS — Sources of Raw Materials - Corn and Milo Feedstock Supply, Raw Grains Agreement” for information regarding our raw grains agreement with UBE Ingredients.  After processing the corn, our ethanol and distillers grains are sold to Provista and UBE Ingredients, respectively, which subsequently markets and sells our products.  See “DESCRIPTION OF BUSINESS — Sales and Distribution of Principal Products,” for information regarding our ethanol agreement with Provista and our distillers grains marketing agreement with UBE Energy Ingredients.

We expect to fund our operations during the next 12 months using cash flow from continuing operations and our credit facilities.

We are subject to industry-wide factors that affect our operating income and cost of production.  Our operating results are largely driven by the prices at which we sell ethanol, distillers grain and corn oil and the costs related to their production.  Historically, the price of ethanol tends to fluctuate in the same direction as the price of unleaded gasoline and other petroleum products.  Surplus ethanol supplies also tend to put downward price pressure on ethanol.  In addition, the price of ethanol is generally influenced by factors such as general economic conditions, the weather, and government policies and programs.  The price of distillers grains is generally influenced by supply and demand, the price of substitute livestock feed, such as corn and soybean meal, and other animal feed proteins.  Surplus grain supplies also tend to put downward price pressure on distillers grains.  In addition, our revenues are also impacted by such factors as our dependence on one or a few major customers who market and distribute our products; the intensely competitive nature of our industry; possible legislation at the federal, state, and/or local level; changes in federal ethanol tax incentives, and the rapid growth in ethanol production capacity.

Our two largest costs of production are corn and natural gas.  Both of these costs are affected by factors largely out of our control.  The cost of corn is affected primarily by the market’s perception of supply and demand factors such as crop production, industry year end inventories, exports, government policies and programs, risk management and weather.  The growth of the ethanol industry itself has increased the average price of corn and is expected to continue to increase the average price of corn as demand for corn continues to rise.  Natural gas prices fluctuate with the energy complex in general, but also have independent cost factors such as weather in the production areas, storage, pipeline capacity, and weather in use areas.  Over the last few years, natural gas prices have trended higher than average and it appears prices will continue to remain above previous averages due to the high price of alternative fuels such as fuel oil.  Our costs of production are also affected by the cost of complying with the extensive environmental laws that regulate our industry.

Analysis of Financial Condition and Results of Operations

Comparison of the fiscal years ended December 31, 2006 and 2005

The following table shows the results of our operations and the percentage of revenues, cost of goods sold, operating expenses and other items to total revenues in our statement of operations for the fiscal years ended December 31, 2006 and 2005 (It is important to note when comparing these two periods that the fiscal year ending December 31, 2005 represents only 7 months of production since the plant only became operational in June of 2005):

	Year Ended December 31, 2006		Year Ended December 31, 2005
Income Statement Data	Amount	%	Amount	%
Revenues	$96,642,827	100.0	$35,591,321	100.0

Cost of Goods Sold	$58,748,450	60.8	$26,879,985	75.5

Gross Profit	$37,894,377	39.2	$8,711,336	24.5

Operating Expenses	$3,256,094	3.4	$1,781,495	5.0

Operating Income	$34,638,283	35.8	$6,929,841	19.5

Other Income (Expense)	$(1,736,993)	(1.8)	$(1,822,302)	(5.1)

Net Income	$32,901,290	34.0	$5,107,539	14.4

Revenues.  Revenues from operations for the fiscal year ended December 31, 2006 totaled $96,642,827.  In the fiscal year ended December 31, 2006 ethanol comprised approximately 86% of our sales and DDGS comprised approximately 12% of our sales.  Revenues from operations for the fiscal year ended December 31, 2005 totaled $34,591,321, of which ethanol comprised approximately 81% of our sales and DDGS comprised approximately 14%.  The increase in revenues from operations for the fiscal year ended December 31, 2006 compared to the fiscal year ended December 31, 2005 is substantially a result of a 32% increase in the price per gallon of ethanol and a 213% increase in gallons produced.   The 213% increase in gallons produced is a result of a full year in production in 2006 as compared to only 7 months of production in 2005 as well as an approximate 10% increase in the average production rate in 2006.  The sales price for our distillers grains has remained relatively unchanged in the fiscal year ended December 31, 2006 compared to the previous fiscal year ended December 31, 2005.  Distillers grains prices are expected to remain stable in relation to corn prices for the foreseeable future unless the price of soybean meal or other protein sources change significantly.  Additionally, an increased supply of distillers grains resulting from additional ethanol production may put downward pressure on distillers grain prices.

Although the price of ethanol continues to exceed historical averages, values have trended lower since their peak in July of 2006.  Management currently expects short-term and mid-term ethanol prices to remain higher than historical averages.  However, management believes the industry will need to continue to grow demand in order to sustain these higher values.  According to the Renewable Fuels Association, as of March 13, 2007 there were 114 ethanol plants in operation nationwide with the capacity to produce more than 5.6 billion gallons annually, with an additional 80 new plants and seven expansions under construction expected to add an additional estimated 6.4 billion gallons of annual production capacity in the next 12 to 18 months.  Unless the new supply is equally met with increased demand, downward pressure on ethanol prices could occur.  If ethanol prices start to decline, our earnings will decline in the process, especially if corn costs rise.  Areas where demand for ethanol may increase are new growing markets in New Jersey, Pennsylvania, Massachusetts, North Carolina, South Carolina, Michigan, Ohio, Tennessee, Louisiana, Georgia and Texas.

Our revenues and profits are impacted by federal ethanol supports and tax incentives.  Changes to these supports or incentives could significantly impact demand for and value of ethanol.  The Volumetric Ethanol Excise Tax Credit (“VEETC”) is expected to provide the flexibility necessary to expand ethanol blending into higher blends of ethanol such as E85, E diesel and fuel cell markets.  In addition, the Energy Policy Act of 2005 created a Renewable Fuels Standard (“RFS”) which is expected to favorably impact the ethanol industry by enhancing both the production and use of ethanol, at least up to the 7.5 billion gallon mandate required by 2012.  The RFS allows refiners to use renewable fuel blends in those areas where it is most cost-effective.  The RFS required refiners to use 4 billion gallons of renewable fuels in 2006, increasing to 7.5 billion gallons by 2012.  The industry surpassed the mandated volumes in 2006 and maintained relatively high values.  Although this is a favorable trend for the industry, it may not continue if future ethanol production outpaces demand and leads to lower ethanol prices.

On September 7, 2006, the EPA proposed rules to govern the implementation of the 2006 RFS requirement.  The proposed rules would require that 3.71% of all gasoline sold or dispensed to U.S. motorists in 2007 be renewable fuel.  This would be an increase from the rule issued in December 2005 by the EPA, which implemented the Energy Policy Act’s default standard of 2.78% for calendar year 2006.  The RFS program is designed to cut petroleum use by approximately 3.9 billion gallons per year by 2012 and reduce greenhouse gas emissions by up to 14 million tons annually.  In addition to preliminary analyses of the economic and environmental impacts, the December 2005 regulation explains how industry is likely to comply with the RFS for 2007 and beyond.  The rule contains compliance tools and a credit trading system that is integral to the overall program.  The system allows renewable fuels to be used where they are most economical, while providing a flexible means for the industry to comply with the standard.  Various renewable fuels can be used to meet the requirements of the RFS program, including ethanol and biodiesel.  While the RFS program provides certainty that a minimum amount of renewable fuel will be consumed in the United States, an even greater quantity can be consumed if fuel producers and blenders choose to do so.  In 2006, there was approximately 4.5 billion gallons of renewable fuel consumed as motor vehicle fuel in the United States.  The RFS program requires that this volume increase to at least 7.5 billion gallons by 2012.

Since the current national ethanol production capacity exceeded the 2006 RFS requirement and will likely meet or exceed the 2007 RFS requirement, it is management’s belief that other market factors are primarily responsible for current ethanol prices.  Accordingly, it is possible that the RFS requirements may not significantly impact ethanol prices in the short-term.  The majority of the ethanol produced is blended with gasoline at 10% or less, and is utilized as an oxygenate to make the fuel burn cleaner for the environment.  Fuel oxygenates are required in many areas throughout the United States, where air quality standards are difficult to maintain.  Methyl Tertiary Butyl Ether (M.T.B.E.) has been a more economical oxygenate source in the past; however, many M.T.B.E. producers and blenders have chosen to discontinue production or use of the product due to recent elimination of liability protection in the recent RFS legislation.  The rapid phase-out of M.T.B.E. as an oxygenate caused a sharp increase in demand for ethanol to supply the much larger oxygenate market in 2006.  For this reason, we saw ethanol trading at a large premium to gasoline when ethanol was sold as blending stock.   At this time, approximately 80% of the M.T.B.E. market volume has been replaced with ethanol, with the balance expected to be replaced by the end of 2007.  A large portion of the rapid increase in the supply of ethanol is presently being absorbed into this oxygenate market; however, when the industry has met the demand of this market, the price of ethanol may be dictated by traditional fuel prices.   If the supply of ethanol continues to increase due to the addition of plants and capacity, and demand is not able to maintain the same pace, there may be a negative impact on the price of ethanol and our earnings.

Demand for ethanol may be enhanced as a result of increased consumption of E85 fuel. E85 fuel is a blend of 70% to 85% ethanol and gasoline. According to the Energy Information Administration, E85 consumption is projected to increase from a national total of 11 million gallons in 2003 to 47 million gallons in 2025. E85 can be used as an aviation fuel, as reported by the National Corn Growers Association, and as a hydrogen source for fuel cells. According to the Renewable Fuels Association, there are currently more than 5 million flexible fuel vehicles capable of operating on E85 in the United States and automakers such as Ford and General Motors have indicated plans to produce several million more flexible fuel vehicles per year.  The American Coalition for Ethanol reports that there are currently approximately 1,000 retail gasoline stations supplying E85.  However, this remains a relatively small percentage of the total number of U.S. retail gasoline stations, which is approximately 170,000.

Published studies on ethanol indicate that, in high concentrations, it may have significantly enhanced corrosive effects versus traditional gasoline.  While there have been no documented reports of corrosion for UL Listed or Recognized components used with E85, on October 5, 2006, Underwriters Laboratories suspended authorization to use the UL Mark on components used in dispensing devices that will dispense any alcohol-blended fuels containing over 15% alcohol until updated certification requirements are established and the effected components have been found to comply with them.  The lack of a UL seal for filling station pumps carrying E85 means that some of these stations may be violating fire codes, and that new stations intending to install E85 systems may need waivers from local or state fire marshals.  It is the decision of each authority having jurisdiction as to whether existing E85 dispensing equipment is allowed to remain in service or is taken out of service until additional supporting information is received.  Underwriters Laboratories has not set a deadline for creating standards that could lead to certification, which could result in the closure of some existing E85 fueling stations and delay in opening others.

Cost of Goods Sold.  Our cost of goods sold from the production of ethanol and distillers grains is primarily made up of raw grains expenses (corn) and energy expenses (natural gas and electricity).  Cost of goods sold for the fiscal year ended December 31, 2006 totaled $58,748,450 as compared to $26,879,985 for the fiscal year ended December 31, 2005.  The increase in cost of goods sold in the fiscal year ended December 31, 2006 as compared to the previous year is primarily a result of a full 12 months of operations in 2006 as opposed to seven months in 2005.

While our corn costs remained stable to what we experienced in 2005, increased emphasis on alternative fuel sources and use of corn in the production of ethanol may put upward pressure on corn prices for the long term.   We avoided the higher prices in the short-term through use of our risk management program, but there are limits to our ability to avoid sustained increases in the price of corn.   Final USDA crop reports reflect a 2006 national corn crop of approximately 10.8 billion bushels, compared to a 2005 national corn crop of 11.11 billion bushels.  Although the carryout supplies for the 2006 marketing year appear adequate, any production shortfall during the 2007 growing season will create volatility and may increase our cost of corn.  Should supplies of corn tighten or be perceived to be tightening, the market will react with higher prices to encourage producers to plant more acres to corn. These higher prices will have a negative impact to our costs of goods sold.

Cost of goods sold includes a gain of $590,000 for the fiscal year ending December 31, 2006 related to our corn derivative instruments.  We recognize the gains or losses that result from the changes in the value of our derivative instruments in cost of goods sold as the changes occur.  As corn prices fluctuate, the value of our derivative instruments are impacted, which affects our financial performance.  We anticipate continued volatility in our cost of goods sold due to the timing of the changes in value of the derivative instruments relative to the cost and use of the commodity being hedged.   These instruments are the primary tools of our risk management program.

Natural gas is also an important input to our manufacturing process.  We estimate that our natural gas usage is approximately 78,000 million British thermal units (“MMBTU”) per month.  We use natural gas to dry a majority of our distillers grains products to moisture contents at which they can be stored for long periods and transported greater distances, so that we can market them to broader livestock markets, including poultry and swine markets in the continental United States and to markets in Asia.  Natural gas has recently been available only at prices exceeding historical averages. These heightened prices increased our costs of production.  Although natural gas prices trended lower as the year progressed, we expect natural gas prices to remain higher than historic value given the higher value of energy sources generally.  This could increase our gas costs substantially, which will adversely impact our cost of goods sold.  We have secured a marketing firm and energy consultant for our natural gas and will continue to work with them on an on-going basis to mitigate our exposure to volatile gas prices.

Gross Profit.  Gross profit for the fiscal year ended December 31, 2006 was approximately $37,894,377 as compared to approximately $8,711,336 for the fiscal year ended December 31, 2005.  This increase is due primarily to a full year of production in 2006 as compared to only 7 months of production in 2005, increased efficiency and production at the plant, and the favorable spread between the selling prices of our products and the costs of the raw materials required to produce our products.

In the fiscal year ended December 31, 2006, we enjoyed a very favorable spread between the selling price of the ethanol and distillers grains we sold and the cost of the raw materials we require to produce our ethanol and distillers grains.  We do not expect the spread between the price we receive for our products and the costs of our raw materials to continue to exist at such a favorable rate in the future.  A decrease in this spread will adversely affect our financial performance.

Operating Expenses.  Operating expenses for the fiscal year ended December 31, 2006 totaled approximately $3,256,094.  The increase in operating expenses for the fiscal year ended December 31, 2006 was primarily due to a full twelve months of operations as opposed to only seven months in the previous fiscal year ended December 31, 2005.

Operating Income.  Operating income for the fiscal year ended December 31, 2006 totaled approximately $34,638,283.  Operating income for the fiscal year ended December 31, 2005 totaled approximately $6,929,841.  The increase in operating income for fiscal year ended December 31, 2006 compared to the fiscal year ended December 31, 2005 is substantially a result of a 32% increase in the price per gallon of ethanol and a 213% increase in production.  The production increase is primarily a result of twelve months of production in 2006 as opposed to seven months of production in 2005, as well a 10% increase in year over year average rate of production.

Other Income (Expense).  Our other income and expense for the fiscal year ended December 31, 2006 was an expense of $1,736,993.  Other income and expense for the fiscal year ended December 31, 2005 was an expense of $1,822,302.  Our other income and expense items consist primarily of interest income, lease interest expense and interest expense.  Interest expense is the major item in the Other Income (Expense) category and it was consistent in 2005 and 2006.

Changes in Financial Condition for the Fiscal Year Ended December 31, 2006 Compared to the Fiscal Year Ended December 31, 2005.

Assets totaled $110,707,641 on December 31, 2006 as compared to $103,859,381 on December 31, 2005.  Current assets totaled $13,149,554 on December 31, 2006 as compared to $9,766,098 on December 31, 2005.  Current liabilities totaled $5,859,819 on December 31, 2006 as compared to $4,428,030 on December 31, 2005.  Long term debt, net of current maturities, totaled $12,059,916 on December 31, 2006 as compared to $23,438,059 on December 31, 2005.  Our capital lease obligation totaled $47,866,117 for the fiscal year ended December 31, 2006 as well as for the same period the previous year.

Liquidity and Capital Resources

The following table shows cash flows for the fiscal years ended December 31, 2006 and 2005:

	Fiscal year ended December 31
	2006	2005
Net cash provided by operating activities	$34,147,252	$3,175,168
Net cash used in investing activities	(5,544,585)	(38,817,615)
Net cash provided by (used in) financing activities	$(27,890,540)	$34,000,773

Cash Flow from Operations

Our net cash flow provided from operating activities for the fiscal year ended December 31, 2006 was $34,147,252, as compared to $3,175,168 for the same period the previous year.  The increase in net cash flow provided from operating activities for the fiscal year ended December 31, 2006 compared to fiscal year ended December 31, 2005 was primarily due to our plant being operational for the entire twelve months in 2006 as compared to only seven months in 2005 and the increased revenues from higher ethanol prices.  Our capital needs are being adequately met through cash from our operating activities and our current credit facilities.

Cash Flow Used In Investing Activities

Our net cash flow used in investing activities for the fiscal year ended December 31, 2006 constituted expenditures of $5,544,585, as compared to expenditures of $38,817,615 for the same period the previous year.  The decrease in expenditures for the fiscal year ended December 31, 2006 compared to the fiscal year ended December 31, 2005 is primarily due to  the fact that the plant was completed and capitalized in 2005.

Cash Flow Used In Financing Activities

During 2006, we used approximately $28,000,000 of our cash to reduce our long term debt ($11,817,424), to acquire treasury units ($3,800,000) and to make distributions to our members ($12,306,676).    In contrast, 2005 showed a cash inflow of approximately $34,000,000, resultant primarily of our second equity drive ($10,000,000) and the proceeds from the long term debt ($26,000,000).  There were no cash distributions made to our members in 2005.

Long-Term Debt Sources

Long-Term Debt.  In November 23, 2004, we entered into a Credit Agreement with Home Federal Savings Bank of Rochester, Minnesota, establishing a construction loan facility in the amount of $26,000,000 and secured by substantially all of our assets. We converted the construction loan into two term loans on September 20, 2005, consisting of (1) a $21,000,000 conventional term loan (“Loan B”), and (2) a $5,000,000 term loan with a potential USDA guarantee of up to 80% of the loan value (“Loan A”).  The $5,000,000 loan has an amortization period and maturity date of 10 years.  We make monthly payments of principal and interest on the $5,000,000 loan at an interest rate of prime.  The $21,000,000 conventional loan has an amortization period of ten years but will mature at the end of five years.  We make monthly payments of principal and interest on the $21,000,000 loan at a rate equal to prime.  We pay a $20,000 annual administration fee for the credit facility.  As of December 31, 2006, the principal balance on Loan A was $2,747,614 and the principal balance on the Loan B was $11,580,282 .  At December 31, 2006, the effective interest rate for both loans was 8.25%.  As interest rates increase, we will incur higher interest payments, which could adversely affect our net income.

On May 4, 2006, we renegotiated the term of our bank financing.  The new terms provide for a $4,000,000 term revolving loan in addition to the existing term loans.  The interest rate on the term revolving loan is the prime rate.  The term revolving loan available credit balance is reduced by $400,000 annually beginning December 31, 2007 and matures on October 1, 2010.  As of December 31, 2006, we had not used any amount related to the term revolving loan.

During the term of the loan, all our deposit accounts must be maintained at Home Federal Savings Bank.  We are subject to certain financial loan covenants consisting of minimum working capital, minimum fixed charge coverage, minimum current ration, minimum debt service, minimum net worth and maximum debt to net worth covenants during the term of the loan.  We are also prohibited from making distributions to our members; however, we are allowed to distribute 50% of our net income to our members after our lender has received audited financial statements for the fiscal year.  If we meet certain financial ratio requirements, we may distribute an additional 10% of net income.  We must be in compliance with all financial ratio requirements and loan covenants before and after any distributions to the members.  The lender temporarily waived, through December 31, 2006, certain minimum net worth and maximum debt to net worth covenants.  With the waiver, we are in compliance with the applicable loan covenants as of December 31, 2006.

We are only allowed to make annual capital expenditures up to $500,000 annually without our lender’s prior approval.  During the term of the loan, we are required to pay to the lender an annual amount equal to the greater of: 1) 75% of any Commodity Credit Corporation bio-Energy income payments received during the year, or 2) 25% of our free cash flow for each year.  Payments consisting of USDA Commodity Credit Corporation Bio-Energy income must be paid to the lender within 15 days of receipt of any such payments.  These payments will continue until an aggregate sum of $7,500,000 has been received by the lender.  We are in compliance with the applicable loan covenants as of December 31, 2006.

Industrial Revenue Bond Financing.  On December 20, 2005, we completed an industrial revenue bond financing with the City of Garnett, Kansas, which we expect to provide property tax savings for 10 years on the plant site.  In order to obtain the property tax savings, we transferred title to the plant site and improvements to the City of Garnett as security for the repayment of the bonds, and we are leasing back the site in exchange for lease payments in an amount that is equal to the amount of interest to be paid on the City of Garnett Bonds (the “sale-leaseback transaction”).  We purchased all of the Bonds offered by the City of Garnett.  Our senior lender, Home Federal Savings Bank, consented to the sale-leaseback transaction, and the bonds have been pledged to Home Federal Savings Bank as security for our obligations under the term debt credit facility.  The maximum principal amount of the bonds is $50,000,000.  The bonds were initially issued in the principal amount of $47,866,117.  Both the bonds and the corresponding lease have terms of 10 years.  Assuming we have paid all of the interest due under the financing agreements at the end of the 10-year period, the financing agreements provide that the City of Garnett will transfer the plant site and improvements back to East Kansas in return for nominal consideration.

Waste Water Bond Financing.  We financed our waste water reuse facility through two bond issues by the City of Garnett — The Utility System Revenue Bonds (“USR Bonds”) and Community Development Block Grant Bonds (“CDBG Bonds”).  The USR Bonds require annual principal payments beginning on October 1, 2006 and continuing through 2015.  Interest payments on these bonds are due semi-annually, at interest rates ranging from 4.6% to 5.2%.  The fist interest payment was due April 1, 2006.  The CDBG Bonds require semi-annual principal and interest payments beginning on July 1, 2006 and continue through 2015.  The bonds have a fixed interest rate of 2%.   As of December 31, 2006, the principal balance on the USR Bonds was $485,000 and the principal balance on the CDBG Bonds was $323,552.

Bioenergy Program Payments

We were enrolled in the USDA Commodity Credit Corporation’s Bioenergy program.  Under the USDA CCC Bioenergy program, the Commodity Credit Corporation reimbursed eligible ethanol producers of less than 65 million gallons of bioenergy in the amount of one bushel of corn for every two and one-half bushels of corn used for the increased production of ethanol.  No eligible producer was able to receive more than $7.5 million under the program. Because we qualified as an eligible producer and annually utilize at least 15 million bushels of corn in the increased production of ethanol, we were potentially eligible to receive the maximum award of $7.5 million.  However, the Commodity Credit Corporation was able to award only $100 million annually for fiscal years 2005 through 2006, and any award we received was reduced based upon the volume of applications from other eligible producers.  Furthermore, CCC’s funds were exhausted in the third quarter of the government fiscal year, and the program terminated as of June 30, 2006.

For the fiscal year ended December 31, 2006, we recorded Bioenergy Program income of $726,116 and we do not anticipate any more revenue from the Bioenergy Program since it was terminated on June 30, 2006.

State Incentive Fund

During the 2006 fiscal year, we received payment of $1,580,671 from the Kansas Qualified Agricultural Ethanol Producer Incentive Fund.  These incentive payments are only available for the first seven years of production.  The available statewide funding for these incentive payments was $1.5 million per year for 2002-2004 and increased to $3.5 million per year for 2005-2011 plus any excess balance carried over from the prior year’s current production account.  Any shortfall in the available funds will result in a pro rata decrease in the incentive paid to the individual ethanol producers.

Subsequent Events

On January 3, 2007, we executed a termination agreement with United Bio Energy Services, LLC (“UBE Services”) the successor to United Bio Energy Management, LLC, effective December 31, 2006 (the “termination date”).  The termination agreement provides that we and UBE Services mutually agree to release each another from their contractual obligations and any and all claims, losses, expenses or damages arising as to or under the management agreement as of the termination date.  In exchange for early termination, we paid UBE Services the fixed annual fee and incentive bonus set forth in the management agreement through December 31, 2006.  In addition, the termination agreement provides that we have the right to continue to participate in the UBE Plant Manager Program and UBE Group Buying Program for one year following the termination date in exchange for the payment of $10,000 per month.

On December 19, 2006, we hired Steve Gardner to serve as the general manager for our plant beginning January 19, 2007.  Pursuant to the employment agreement, we agreed to pay Mr. Gardner a base salary of $125,000 and a one-time payment for moving expenses.  In addition, he will be eligible for an annual bonus based on his achievement of performance conditions and is entitled to participate in any and all benefit plans adopted by us, subject to eligibility requirements imposed by such plans, including group medical, dental, vision and term life insurance and 401(k) retirement savings plans.

On March 21, 2007 our board of directors approved a cash distribution of $132 per unit to the holders of membership units of record at the close of business on December 31, 2006.  We expect to pay out the distribution in March  2007.

Commodity Price Risk Protection

We seek to minimize the risks from price fluctuations in the prices of raw material inputs and finished products through the use of hedging instruments.  We are using non-hedge derivative accounting for our hedge positions, which means as the current market price of our hedge positions changes, the gains and losses are immediately recognized in our cost of sales. The immediate recognition of hedging gains and losses under fair value accounting can cause net income to be volatile from quarter to quarter due to the timing of the change in value of the derivative instruments relative to the cost and use of the commodity being hedged.  As of December 31, 2006, the fair value of our derivative instruments relating to corn are reflected as an asset in the amount of $1,233,359.

As of December 31, 2006, we have price protection in place for approximately 45% of our corn needs through September 2007.  As we move forward, additional protection may be necessary.  As corn prices move in reaction to market trends and information, our income statement will be affected depending on the impact such market movements have on the value of our derivative instruments.  Depending on market movements, crop prospects and weather, these price protection positions may cause immediate adverse effects, but are expected to produce long-term positive growth for East Kansas.

As of December 31, 2006 we have price protection in place for approximately 50% of our natural gas needs through March 2007.  As we move forward in fiscal year 2007, we may determine that price protection for natural gas purchases is necessary to attempt to reduce our susceptibility to price increases.  However, we may not be able to secure natural gas for prices less than current market price and we may not recover high costs of production resulting from high natural gas prices, which may raise our costs of production and reduce our net income.

Off Balance Sheet Arrangements.

We currently do not have any off-balance sheet arrangements.

Application of Critical Accounting Estimates

Management uses estimates and assumptions in preparing our financial statements in accordance with generally accepted accounting principles.  These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.  We did not have any critical accounting estimates as of fiscal year ended December 31, 2006.

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ITEM 7. FINANCIAL STATEMENTS.

[Eide Bailly LOGO]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee

East Kansas Agri-Energy, LLC

Garnett, Kansas

We have audited the accompanying balance sheets of East Kansas Agri-Energy, LLC (a limited liability company) as of December 31, 2006 and 2005, and the related statements of operations, changes in members’ equity and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based upon our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.   An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we do not express such an opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of East Kansas Agri-Energy, LLC as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Eide Bailly LLP

Minneapolis, Minnesota
March 27, 2007

[LETTERHEAD]

EAST KANSAS AGRI-ENERGY, LLC

Balance Sheet

	2006	2005
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$5,281,272	4,569,145 $
Trade accounts receivable - related party	3,423,118	2,651,546
Inventory	2,282,222	1,595,547
Investment in commodity contracts	1,345,752	222,951
Interest receivable	319,107	314,736
Prepaid expense	498,083	412,173
Total current assets	13,149,554	9,766,098
PROPERTY, PLANT AND EQUIPMENT
Land	580,322	580,322
Land improvements	2,179,578	1,178,941
Office equipment	270,866	270,866
Buildings	1,785,915	1,668,527
Equipment	46,675,432	42,019,400
Vehicles	22,743	22,743
Construction in progress	65,698	1,404,589
	51,580,554	47,145,388
Less accumulated depreciation	(4,742,172)	(1,578,020)
Total property, plant, and equipment	46,838,382	45,567,368
OTHER ASSETS
Investment in Industrial Revenue Bonds	47,866,117	47,866,117
Idle property	2,317,398	—
Other investment	200	—
Financing costs	615,288	679,099
Less accumulated amortization	(79,298)	(19,301)
Total other assets	50,719,705	48,525,915
Total assets	$110,707,641	$103,859,381
LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Current portion of long-term debt	$3,076,532	$2,615,813
Accounts payable
Trade	595,285	449,316
Related parties	1,384,572	813,775
Accrued payroll, taxes and withholdings	136,871	52,574
Other accrued expenses	302,817	89,295
Accrued interest	363,742	407,257
Total current liabilities	5,859,819	4,428,030
LONG-TERM DEBT (less current maturities)	12,059,916	23,438,059
LEASE OBLIGATION	47,866,117	47,866,117
MEMBERS’ EQUITY
Capital contributions, 40,000 units authorized, 23,798 units issued of which 1,900 units are held as treasury stock	24,707,100	24,707,100
Treasury stock, at cost	(3,800,000)	—
Retained earnings	24,014,689	3,420,075
Total members’ equity	44,921,789	28,127,175
Total liabilities and members’ equity	$110,707,641	$103,859,381

EAST KANSAS AGRI-ENERGY, LLC

Statements of Operations

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2006	2005

REVENUE
Related parties	$94,336,041	$33,645,065
Incentive funds	2,306,786	1,946,256
	96,642,827	35,591,321

COST OF SALES
Related parties	(37,510,636)	(15,371,411)
Other	(21,237,814)	(11,508,574)
	(58,748,450)	(26,879,985)

GROSS PROFIT	37,894,377	8,711,336

OPERATING EXPENSES
General, administrative and selling expenses	3,256,094	855,438
Start-up expenses	—	926,057
	3,256,094	1,781,495

INCOME FROM OPERATIONS	34,638,283	6,929,841

OTHER INCOME (EXPENSE)
Interest income	3,802,903	359,580
Interest expense	(1,888,269)	(1,869,346)
Plant lease interest expense	(3,652,833)	(314,736)
Other income	1,206	2,200
	(1,736,993)	(1,822,302)

NET INCOME	$32,901,290	$5,107,539

BASIC AND DILUTED
BASIC INCOME PER UNIT	$1,502	$235

DILUTED INCOME PER UNIT	$1,502	$233

WEIGHTED AVERAGE UNITS OUTSTANDING
BASIC	21,898	21,771

DILUTED	21,898	21,925

EAST KANSAS AGRI-ENERGY, LLC

Statements of Changes in Members’ Equity

	Units	Contributed Capital	Treasury Stock		Retained (Deficit) Earnings	Total
BALANCE, DECEMBER 31, 2004	14,707	$14,707,000	—		$(1,518,981)	$13,188,019
Units is sued	15,341	16,250,100	—		—	16,250,100
Units converted to a liability	(6,250)	(6,250,000)	—		—	(6,250,000
Cost of raising capital	—	—	—		(168,483)	(168,483)
Net income for the year ended			—
December 31, 2005	—	—	—		5,107,539	5,107,539
BALANCE, DECEMBER 31, 2005	23,798	24,707,100	—		3,420,075	28,127,175
Treasury units purchased	(1,900)	—	(3,800,000)		—	(3,800,000
Distributions	—	—	—		(12,306,676)	(12,306,676)
Net income for the year ended
December 31, 2006	—	—	—		32,901,290	32,901,290

BALANCE, DECEMBER 31, 2006	21,898	$24,707,100	(3,800,000$	)	$24,014,689	$44,921,789

(Remainder of Page Intentionally Left Blank)

EAST KANSAS AGRI-ENERGY, LLC

Statements of Cash Flows

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$32,901,290	$5,107,539
Adjustments to reconcile net income to net cash used in operating activities
Depreciation	3,164,152	1,571,399
Amortization	90,248	19,301
(Increase) decrease in current assets
Accounts receivable	(771,572)	(2,651,546)
Inventory	(686,675)	(1,595,547)
Commodity contracts	(1,122,801)	(222,951)
Grants receivable	—	54,906
Prepaid expense	(85,910)	(407,235)
Interest receivable	(4,371)	(314,736)
Increase (decrease) in current liabilities:
Accounts payable	408,587	1,125,975
Accrued expenses	254,304	488,063
NET CASH PROVIDED BY OPERATING ACTIVITIES	34,147,252	3,175,168
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of plant and equipment, including construction in progress	(5,634,592)	(38,427,615)
Proceeds from refund of prior year plant and equipment cost	90,207	—
Cash payment for purchase of investment	(200)	—
Purchase of land and land option payments	—	(390,000)
NET CASH (USED IN) INVESTING ACTIVITIES	(5,544,585)	(38,817,615)
CASH FLOWS FROM FINANCING ACTIVITIES
Cost of raising capital	—	(168,483)
Payment of financing fees	(46,440)	(124,442)
Proceeds from refund of financing fees	80,000	—
Proceeds from notes payable	—	90,000
Repayment of notes payable	—	(90,000)
Proceeds from long-term debt	—	26,000,000
Repayment of long-term debt	(11,817,424)	(1,706,402)
Acquisition of treasury units	(3,800,000)	—
Distributions	(12,306,676)	—
Capital contributions	—	10,000,100
Redemption of units converted to a liability	—	(6,250,000)
Proceeds from units subject to redemption	—	6,250,000
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(27,890,540)	34,000,773

EAST KANSAS AGRI-ENERGY, LLC

Statements of Cash Flows (page 2)

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2006	2005
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	712,127	(1,641,674)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	4,569,145	6,210,819
CASH AND CASH EQUIVALENTS, END OF PERIOD	$5,281,272	$4,569,145

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest, net of capitalized interest of $254,282 for 2005	$5,584,617	$1,776,825

NON CASH INVESTING AND FINANCING ACTIVITIES

Property, plant, and equipment costs incurred	$338,335	$30,155

Financing costs incurred	$—	$2,272

Property, plant, and equipment financed by a note payable	$900,000	$1,760,274

Units subject to redemption converted to a liability	$—	$6,250,000

Cost of raising capital reclassified to members’ equity	$—	$168,483

Lease obligation issued	$—	$47,866,117

Investment in Industrial Revenue Bonds	$—	$47,866,117

EAST KANSAS AGRI-ENERGY, LLC

Notes to Financial Statements

December 31, 2006

NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

East Kansas Agri-Energy, LLC, (a Kansas limited liability company) located in Garnett, Kansas, was organized to own and operate a 35 million gallon ethanol plant with distribution within the United States. East Kansas Agri-Energy, LLC (the Company) was formally organized as a limited liability company as of October 16, 2001. Prior to that date the Company operated as a general partnership with no formal partnership agreement. The Company began its principal operations June 15, 2005.  Prior to that date, the Company was considered to be in development stage.

Accounts Receivable

Accounts receivable are presented at face value, net of the allowance for doubtful accounts.  The allowance for doubtful accounts is established through provisions charged against income and is maintained at a level believed adequate by management to absorb estimated bad debts based on historical experience and current economic conditions.  Management believes all receivables will be collected and therefore the allowance has been established to be zero as of December 31, 2006 and 2005.

The Company’s policy is to charge simple interest on trade receivables past due balances; accrual of interest is discontinued when management believes collection is doubtful.  Receivables are considered past due based upon payment terms set forth at the date of the related sale.  The Company has no receivables accruing interest as of December 31, 2006 and 2005.

Financing Costs

Costs incurred related to origination of debt financing are recorded as an asset and amortized over the expected term of the debt.

Estimates

Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses. Actual results could differ from the estimates used.

Earnings Per Unit

Earnings per unit are calculated based on the period of time units have been issued and outstanding. For purposes of calculating diluted earnings per capital unit, units subscribed for but not issued are included in the computation of outstanding capital units.

EAST KANSAS AGRI-ENERGY, LLC

Notes to Financial Statements

December 31, 2006

General, administrative and selling expenses

The primary components of general and administrative expenses are management fees, insurance expense, selling expenses and payroll.

Revenue Recognition

Revenue from the production of ethanol and related products is recorded upon transfer of title to our customers.  The transfer takes place at the plant site and therefore shipping terms are FOB shipping point.  Interest income is recognized as earned.  Income from federal and state incentives is recognized when received due to uncertainty of available funds and pro-rations used by the sponsoring organizations.

Cost of Sales

The primary components of cost of sales from the production of ethanol and related products are grain expense, energy expense (natural gas and electricity), raw materials expense (chemicals and denaturant), labor and depreciation on process equipment.

Shipping and Handling

Shipping and handling costs are expensed as incurred and are included in the cost of sales.

Organization and Start-up Costs

Organizational and start-up costs are expensed as incurred.  Organizational costs consist of amounts related to the formation of the company.  Start-up costs consist of amounts incurred during the development stage related to the operation and management of the Company, which do not qualify as capitalized costs.

Income Taxes

The Company is organized as a limited liability company under state law and is treated as a partnership for income tax purposes.  Under this type of organization, the Company’s earnings pass through to the partners and are taxed at the partner level.  Accordingly, no income tax provision has been calculated.  Differences between financial statement basis of assets and tax basis of assets is related to capitalization and amortization of organizational and start-up costs for tax purposes, whereas these costs are expensed for financial statement purposes, and the difference between the recorded amounts of financial statement and tax depreciation, unrealized gains or losses on commodity contracts and incentive programs payments.

EAST KANSAS AGRI-ENERGY, LLC

Notes to Financial Statements

December 31, 2006

Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments

The Company believes the carrying value of cash and cash equivalents approximates fair value due to the short maturity of these instruments.  The Company estimates the fair market value of the investment in Industrial Revenue Bonds to approximate cost.

The Company believes the carrying amount of long-term note payable obligations approximates fair value.  For the permanent financing, fair value approximates the carrying amount due to the variable interest rate feature of the debt.

Inventory

Inventory is stated at the lower of cost, determined on a first in, first out basis, or market value.

Investment in Commodity Contracts

SFAS No. 133 requires a company to evaluate its contracts to determine whether the contracts are derivatives. Certain contracts that literally meet the definition of a derivative may be exempted from SFAS No. 133 as normal purchases or normal sales. Normal purchases and normal sales are contracts that provide for the purchase or sale of something other than a financial instrument or derivative instrument that will be delivered in quantities expected to be used or sold over a reasonable period in the normal course of business. Contracts that meet the requirements of normal are documented as normal and exempted from the accounting and reporting requirements of SFAS No. 133.

The Company enters into short-term cash grain, option and futures contracts as a means of securing grain for the ethanol plant and managing exposure to changes in commodity prices. All derivatives are designated as non-hedge derivatives. Although the contracts are effective economic hedges of specified risks, they are not designated as and accounted for as hedging instruments.

As part of its trading activity, the Company uses futures and option contracts offered through regulated commodity exchanges to reduce risk and is exposed to risk of loss in the market value of inventories. To reduce that risk, the Company generally takes positions using cash and futures contracts and options. During the years ended December 31, 2006 and 2005 this activity resulted in net gains (losses) of ($206,199) and $38,327, respectively, which are reported in cost of sales.

EAST KANSAS AGRI-ENERGY, LLC

Notes to Financial Statements

December 31, 2006

Property and Equipment

Depreciation is computed over the estimated useful life of each asset using the straight-line method.  Estimated useful lives generally used in computing depreciation are:

Land improvements	15 to 20 years
Buildings	40 years
Machinery and equipment	7 to 15 years
Office equipment	5 to 10 years
Computers and software	3 to 5 years
Vehicles	5 years

The Company’s property and equipment were acquired under lease agreements pursuant to an industrial revenue bond issue.  The Company is required to make semi-annual deposits with the Trustee sufficient to service the principal maturities and interest requirements.  Title to the property will be transferred to the Company when the lease is terminated upon retirement of the bonds.  Accordingly, the bonds have been recorded as a direct obligation of the Company.  The Company is also the holder of the bonds.

The Company reviews its property and equipment for impairment whenever events indicate that the carrying amount of the asset may not be recoverable.  An impairment loss is recorded if the sum of the future cash flows is less than the carrying amount of the asset.  The amount of the loss is determined by comparing the fair market value of the asset to the carrying amount of the asset.  Such assessments did not result in any adjustment to the value of the non-current assets.

Idle Property

The Company has incurred $2,317,398 of costs related to the preliminary construction of a rail spur project.  The Company does not currently have an estimate of when and if the project is going to be completed.  Accordingly, the costs have been reclassified as idle property as of December 31, 2006.  The Company plans to continue to evaluate the status of this project in future periods.

Environmental Liabilities

The Company’s operations are subject to federal, state and local environmental laws and regulations.  These laws require the Company to investigate and remediate the effects of the release or disposal of materials at its location.  Accordingly, the Company has adopted policies, practices and procedures in the areas of pollution control, occupational health, and the production, handling, storage and use of hazardous materials to prevent material environmental or other damage; and to limit the financial liability which could result from such events.  Environmental liabilities are recorded when the liability is probable and the costs can be reasonably estimated.

EAST KANSAS AGRI-ENERGY, LLC

Notes to Financial Statements

December 31, 2006

NOTE 1 -   INCENTIVE PAYMENTS

The Company has qualified for the federal U.S. Department of Agriculture Bio Energy Program.  The federal program is managed by the Commodity Credit Corporation and is designed to expand the production of fuel grade ethanol by offering incentives for incremental production compared to the same quarter of the prior year.  The annually funded program runs through fiscal year 2006 and incentive payments are pro-rated if applications for incentives exceed the annual funding.  The maximum annual incentive program payments the Company can receive is $7,500,000; individual producers are also subject to an annual limitation of 5% of the total funding.  The Company has included federal incentives of $726,116 and $1,276,927 in revenue for the years ended December 31, 2006 and 2005, respectively.

The Company has been approved for the Kansas Qualified Agricultural Ethanol Producer Incentive Fund.  The incentive rate is $.075 per gallon of ethanol produced.  The Company must establish they have produced 5,000,000 gallons of ethanol before the State of Kansas will disburse the funds.  The Company has included state incentives of $1,580,671 and $669,329 in revenue for the years ended December 31, 2006 and 2005, respectively.

NOTE 2 -       INVENTORY

Inventories are summarized as follows:

	December 31,
	2006	2005

Raw Material	$977,820	$836,322
Work in Progress	563,362	301,995
Finished Goods	741,040	457,230

	$2,282,222	$1,595,547

NOTE 3 -       UNITS SUBJECT TO REDEMPTION

On October 11, 2004, the Company executed a Unit Purchase and Redemption Agreement with ICM, Inc. and Fagen, Inc. in which the Company agreed to issue a total of 6,250 units to them in exchange for their combined capital contribution of $6,250,000. The Company also agreed to redeem all 6,250 units from ICM, Inc. and Fagen, Inc. using the proceeds from the sale of units in a future registered offering or, to the extent the future offering is unsuccessful, from cash flow generated by operations subject to certain loan covenants, restrictions and tax distributions. The redemption price was $1,100 per unit.  In connection with this capital contribution, the Company

EAST KANSAS AGRI-ENERGY, LLC

Notes to Financial Statements

December 31, 2006

amended the Operating Agreement to allow ICM, Inc. and Fagen, Inc. to appoint a total of three directors to the Company’s board of directors, subject to the Company’s ability to terminate one of their director positions for every $2,000,000 in redemption payments made to either or both of ICM, Inc. and Fagen, Inc. On January 19, 2005, the Company closed on the purchase of these units by ICM, Inc. and Fagen, Inc. and issued 3,125 units to Fagen, Inc. and 3,125 units to ICM, Inc. at a purchase price of $1,000 per unit. The purchases were made with cash and the total amount of cash consideration for those securities was $6,250,000.  On August 1, 2005, the Company redeemed the 6,250 units from ICM, Inc. and Fagen, Inc. at a price of $1,100 per unit for a total of $6,875,000.

On December 16, 2004, the Company filed a registration statement on Form SB-2 (Commission File 333-121323) with pre-effective amendments to the registration statement on February 1, 2005, April 6, 2005 and April 19, 2005, which became effective April 20, 2005.

The Company accepted units for an aggregate price of $10,000,100 and used the proceeds of the registered offering to redeem the units from ICM, Inc. and Fagen, Inc. in accordance with the agreement and retained the balance of the proceeds for working capital.  The $6,250,000 of equity associated with the units subject to redemption was converted to a liability.  Interest expense of $625,000 was recorded for the year ended December 31, 2005 when the liability was paid.

NOTE 4 -       LONG-TERM DEBT

On November 23, 2004, the Company entered into a Credit Agreement with Home Federal Savings Bank, establishing a construction loan facility for the construction of a 35 million gallon per year ethanol plant. The construction financing is in the amount of $26,000,000 consisting of a $21,000,000 conventional term loan and a $5,000,000 loan potentially guaranteed 80% by the USDA, and is secured by substantially all of our assets.

During the construction phase, the Company made monthly payments of interest only at a variable interest rate equal to prime plus 1.75% with a floor of 6%. On September 20, 2005, following construction completion, the loan was segmented into two loans (1) a $5,000,000 loan (Loan A), and (2) a $21,000,000 conventional term loan (Loan B). The $5,000,000 loan has an amortization period and maturity date of 10 years. The Company makes monthly payments of principal and interest on the $5,000,000 loan at a interest rate of prime.  The $21,000,000 conventional loan has an amortization period of ten years but will mature at the end of five years. The Company makes monthly payments of principal and interest on the $21,000,000 loan at a rate equal to prime.  The effective interest rate for both loans at December 31, 2006 was 8.25%.

The Company pays a $20,000 annual administration fee related to the credit facility.  The credit facility is secured by a mortgage on our real property and a security interest in all personal and intangible assets of the Company, including assignment of all material contracts.

EAST KANSAS AGRI-ENERGY, LLC

Notes to Financial Statements

December 31, 2006

The $5,000,000 loan imposes a prepayment penalty depending on the year of refinancing starting with the 5% penalty in year one and decreasing to 1% in year five. The $21,000,000 conventional loan imposes a prepayment penalty starting with a 3% penalty in year one and decreasing to 1% in year three.

On May 4, 2006, the Company agreed to renegotiate terms of their bank financing.  The new terms provide for a $4,000,000 term revolving loan in addition to the existing term loans.  The interest rate on the term revolving loan is the prime rate.  The term revolving loan available credit balance is reduced by $400,000 annually beginning December 31, 2007 and matures on October 1, 2010.  As of December 31, 2006 the Company has not used any amount related to the term revolving loan.

During the term of the loan, all deposit accounts related to the Company must be maintained at Home Federal Savings Bank. The Company is subject to certain financial loan covenants consisting of minimum working capital, minimum fixed charge coverage, minimum current ratio, minimum debt service, minimum net worth and maximum debt to net worth covenants during the term of the loan. The Company is also prohibited from making distributions to their members; however, the Company is allowed to distribute 50% of our net income to our members after our lender has received audited financial statements for the fiscal year. If the Company meets certain financial ratio requirements, it may distribute an additional 10% of net income.  The Company must be in compliance with all financial ratio requirements and loan covenants before and after any distributions to the members.  The lender temporarily waived, through December 31, 2006, the capital expenditure covenant.  With the waiver, the Company is in compliance with the applicable loan covenants as of December 31, 2006.

The Company is only allowed to make annual capital expenditures up to $500,000 annually without the lender’s prior approval. During the term of the loan, the Company is required to pay to the lender an annual amount equal to the greater of: 1) 75% of any Commodity Credit Corporation Bio-Energy income payments received during the year, or 2) 25% of the Company’s free cash flow for each year. Payments consisting of USDA Commodity Credit Corporation Bio-Energy income must be paid to the lender within 15 days of receipt of any such payments. These payments will continue until an aggregate sum of $7,500,000 has been received by the lender.  The Company is in compliance with the applicable loan covenants as of December 31, 2006.

On May 10, 2005 the Company entered into a contract with ICM, Inc. to purchase a steam turbine electric generator for $1,760,274.  The note is payable in quarterly installments of $146,689.50 plus interest at a variable rate of prime plus 1%, starting October 1, 2005 and maturing July 1, 2008.  The variable interest rate will be adjusted quarterly on the first day of January, April, July and October.  The note was paid in full on March 1, 2006.

The Company financed its waste water reuse facility through two bond issues by the City of Garnett.  The Utility System Revenue Bonds require annual principal payments beginning on October 1, 2006 and continue through 2015.  Interest payments on these bonds are due semi-annually, at interest rates ranging from 4.6% to 5.2%.  The first interest payment was due April 1, 2006.  The Community Development Block Grant (CDBG) Bonds require semi-annual principal and interest payments beginning on July 1, 2006 and continue through 2015.  The bonds have a fixed interest rate of 2%

EAST KANSAS AGRI-ENERGY, LLC

Notes to Financial Statements

December 31, 2006

Long-term obligations of the Company are summarized as follows at December 31, 2006:

	December 31,
	2006	2005

Loan B	$11,580,282	$19,734,115
Loan A	2,747,614	4,706,173
Equipment loan	—	1,613,584
Utility System Revenue Bonds	485,000	—
CDBG Bonds	323,552	—
Less current portion	(3,076,532)	(2,615,813)
Long-term portion	$12,059,916	$23,438,059

The estimated maturities of long-term debt at December 31, 2006, are as follows:

12 Month Period Ending 12/31	Amount

2007	$3,076,532
2008	3,267,004
2009	3,545,767
2010	4,404,172
2011	439,779
Thereafter	403,194

$15,136,448

NOTE 5 -       MEMBERS’ EQUITY

As specified in the Company’s Operating Agreement, voting rights are one vote for each voting unit registered in the name of such Member as shown on the Membership Registration maintained by the Company. No Member shall directly or indirectly own or control more than 25% of the issued and outstanding voting membership interest in the Company at any time.

Income and losses of the Company shall be allocated among the Members in proportion to each Member’s respective percentage of units when compared with the total Units issued.

EAST KANSAS AGRI-ENERGY, LLC

Notes to Financial Statements

December 31, 2006

The Company’s cash flow shall first be applied to the payment of the Company’s operating expenses (including debt service) and then to maintenance of adequate cash reserves as determined by the board of directors in its sole discretion, and then shall be distributed from time to time to the Members in proportion to their respective percentage units. No member has the right to demand and receive any distribution from the Company other than in cash. No distribution shall be made if, as a result thereof, the Company would be in violation of any loan agreement, and of if the Company would be in violation of any loan agreement, of if the Company’s total assets would be less than the sum of its total liabilities.

Transfer, disposition or encumbrance of Capital Units is subject to certain restrictions, including approval by the board of directors.

The Company completed its second public offering and escrow was broken in July 2005.  A total of 9,091 units were subscribed and paid for during the year ended December 31, 2005.  Upon issuance of the units related to the second public offering, costs related to the issuance of the units of $168,483 was charged to members’ equity.

The board of directors approved the redemption of 1,900 units from a member.  The redemption represents the member’s entire unit balance.  On May 10, 2006, the Company purchased the member’s units for a total of $3,800,000.

On July 28, 2006, the Company made an initial dividend distribution to its members in the amount of $196 per share, for a total payment of $4,292,008.  On August 28, 2006, the Company made an additional dividend distribution to its members in the amount of $159 per share, for a total payment of $3,481,782.  On November 17, 2006, the Company made another dividend distribution to its members in the amount of $207 per share, for a total payment of $4,532,886.

NOTE 6 -       CONCENTRATION OF CREDIT RISK

The Company maintains cash balances at five financial institutions in its trade area. The accounts are secured by the Federal Deposit Insurance Corporation up to $100,000. At times, the Company’s bank balance may exceed $100,000.

NOTE 7 -       COMMITMENTS AND CONTINGENCIES

On November 12, 2004, the Company entered into a Trading Agreement with United Bio Energy Trading, LLC, an affiliated related party, in which United Bio Energy Trading, LLC will provide market information and consulting services for the Company. The Company anticipates that the term of the agreement will be for at least five years and will pay a monthly fee of $6,000.

On November 12, 2004, the Company entered into a Distillers Grains Marketing Agreement with United Bio Energy Ingredients, LLC, an affiliated related party, pursuant to which United Bio Energy Ingredients, LLC will purchase all dried and wet distillers grains produced at the plant for a term of at least five years at a price of 98% of the FOB plant price United Bio Energy Ingredients, LLC charges its buyers of dried distillers grains, and 95% of the FOB plant price United Bio Energy Ingredients, LLC charges its buyers of wet distillers grains. United Bio Energy Ingredients, LLC, will use its best efforts to achieve the highest resale price available

EAST KANSAS AGRI-ENERGY, LLC

Notes to Financial Statements

December 31, 2006

under prevailing market conditions. The Company is responsible for supplying all labor and equipment to load or unload trucks or rail cars without charge to United Bio Energy Ingredients, LLC and is required to provide storage for at least 10 days production of wet and dry distiller grains. In addition, the distiller grains must meet quality requirements so that they will meet current industry standards for primary animal feed ingredients. If the Company fails to supply distiller grains that comply with industry standards, United Bio Energy Ingredients, LLC may reject them.  The Company paid commissions of $346,058 and $121,953, respectively, for the years ended December 31, 2006 and 2005 related to this marketing agreement.

On November 12, 2004, the Company entered into a Raw Grains Agreement with United Bio Energy Ingredients, LLC, an affiliated related party. The Raw Grains Agreement provides for the Company to purchase all raw grains necessary for ethanol production from United Bio Energy Ingredients, LLC for a period of at least five years. Pursuant to the agreement, United Bio Energy Ingredients, LLC will use its best efforts to arrange for the purchase of grain at the lowest price available under prevailing market conditions and we will supply all labor and equipment necessary to load or unload trucks or rail cars. For its service, the Company will pay United Bio Energy Ingredients, LLC the actual cash procurement price and all reasonable and necessary expenses to get the grain to the plant plus a $.02 per bushel fee. The title, risk of loss, and responsibility for the quality of grain will transfer to the Company when it unloads the grain at the plant. Prior to that time, United Bio Energy Ingredients, LLC will bear the risk of loss. All grain delivered to the plant shall meet certain quality standards and the Company will have the option to reduce the price the Company will pay or fully reject any delivery that fails to conform to these standards, depending upon the severity of the noncompliance.  For the years ended December 31, 2006 and 2005, the Company paid $292,660 and $143,373, respectively, in brokerage fees for grain purchases made under this agreement.

On November 12, 2004, the Company also entered into an Ethanol Agreement with United Bio Energy Fuels, LLC, an affiliated related party.  United Bio Energy Fuels, LLC changed their name to Provista Renewable Fuels Marketing, LLC (Provista).  The terms of the agreement provide that Provista will market all fuel-grade ethanol produced at our plant. In exchange, the Company agrees to pay Provista a fee of $.01 for each gallon of ethanol produced at the Company’s plant during the term of the agreement. The Company expects that the term of the agreement will be at least 5 years. Provista also agreed to use its best efforts to obtain the highest price for ethanol available under prevailing market conditions.  For the years ended December 31, 2006 and 2005, the Company paid $406,930 and $191,113, respectively, in marketing fees for ethanol marketing under this agreement.

On November 12, 2004, the Company entered into a Management Agreement with United Bio Energy Management, LLC, a related party, in which United Bio Energy Management, LLC will supervise and direct the general operations of the plant for an anticipated period of at least five years. United Bio Energy Management, LLC will provide the services of a full-time general manager to the plant.  The Company has agreed to compensate United Bio Energy Management, LLC an annual fee of $250,000 for these services payable in monthly installments of $20,833, plus an incentive bonus based on the attainment of certain financial benchmarks. United Bio Energy Management, LLC will appoint a general manager to be based on site at our plant, and shall work exclusively for us. In the event of a dispute, the Management Agreement provides that the Company will first attempt to amicably settle any dispute or difference privately between United Bio Energy Management, LLC and the Company. If the Company cannot resolve the dispute as a result of the discussions, then the Company must submit the matter to non-binding mediation. In the event that the dispute is not settled through mediation, the matter must be

EAST KANSAS AGRI-ENERGY, LLC

Notes to Financial Statements

December 31, 2006

resolved by non-appealable arbitration in accordance with the rules of the American Arbitration Association as applicable in the State of Kansas. The determination of the arbitrator is expected to be final and may not be appealed to any court. The prevailing party in any arbitration proceeding is entitled to recover reasonable attorneys’ fees and expenses incurred. The agreement commenced during March 2005.  For the years ended December 31, 2006 and 2005, the Company incurred costs of $525,000 and $319,777, respectively, related to this agreement including reimbursable expenses, of which $89,324 is in related party accounts payable. On December 13, 2006 the Company reached an agreement with United Bio Energy Management, LLC to terminate the above Management Agreement effective December 31, 2006.  The Company has agreed to continue participating in the UBE Plant Manager Program and Group Buying Program for a monthly fee of $10,000 for a term of one year, with the first monthly installment due and payable on January 1, 2007.

The Company has an agreement with the City of Garnett, Kansas to share the cost of certain highway improvements.  The Company paid $133,300 on September 7, 2006 and has no future obligation related to this agreement.

On July 28, 2005, the Company entered into an agreement with HDB Construction, Inc. for additional work on the railroad spur project not to exceed an amount of $1,567,268.  As of December 31, 2006 costs related to the agreement of $1,567,268 and additional costs related to the project of $298,116 had been incurred and paid for.  These costs are included in idle property as of December 31, 2006.

On March 23, 2006, the Company entered into an agreement with Jade Millrights, Inc. for construction of a grain bin for $862,000.  As of December 31, 2006 the project was completed and costs related to the agreement of $862,000 and additional costs related to the project of $32,286 have been incurred, of which $143,732 is included in accounts payable.

On December 1, 2006, the Company entered into an agreement with Jade Millrights, Inc. for construction of a grain bin for $905,100.  As of December 31, 2006, the Company has not incurred any costs related to the agreement.

Due to a builder’s design change during construction of the ethanol plant an extra beerwell was installed and remains the property of the design/builder.  The Company has the option to purchase the beerwell as part of the expansion option in the original design/build agreement.  If the Company does not elect to exercise the expansion option the purchase price will be negotiated at that time.  On May 10, 2006, an agreement was reached on a purchase price of $1,800,000 for the additional beerwell.  This amount has been paid for in full as of December 31, 2006.

EAST KANSAS AGRI-ENERGY, LLC

Notes to Financial Statements

December 31, 2006

The Company has issued purchase orders in the amount of $122,622 for planned capital expenditures.

The following is a schedule of the annual commitments related to the above agreements.

12 months ending December 31,

2007	$550,775
2008	404,108
2009	404,108
2010	344,108
2011	332,108
Thereafter	1,100,359

$3,135,566

The Company is involved in various claims arising in the normal course of business.  Management believes that any financial responsibility that may be incurred would not be material and therefore no additional accrual is deemed necessary.

NOTE 8 -       SALE / LEASEBACK TRANSACTION

On December 20, 2005, the Company completed an industrial revenue bond financing with the City of Garnett, Kansas that will provide property tax savings for 10 years on the plant site.  As part of the financing, title to the plant site and improvements have been transferred to the City of Garnett, Kansas, as security for the repayment of the bonds, and the Company is leasing back the site in an amount that is equal to the amount of the principal and interest to be paid on The City of Garnett, Kansas bonds.  Home Federal Savings Bank consented to this transaction, and the bonds have been pledged to Home Federal Savings Bank as security for any obligations under the Home Federal Savings Bank Credit Agreement.  As part of the financing, the Company paid the bond underwriter, Gilmore & Bell, P.C. $40,000.  The maximum principal amount of the bonds is $50,000,000.  The bonds were initially issued in the principal amount of $47,866,117, which is the amount of the Company’s expenditures on the plant as of December 20, 2005.  Additional project costs of $2,133,883 are planned and are expected to be eligible for submission for the bond trustee for additional bond issuances.

The $40,000 of financing fees paid to the bond underwriter and $23,656 of legal and other cost associated with the bond closing will be amortized over the approximately 10.5 year life of the bonds.  A total of $5,762 and $448 of amortization expense related to these costs was recognized during the years ended December 31, 2006 and 2005, respectively.

From the proceeds of the bond, the Company purchased the bonds as an investment.  The Company, as holder of the industrial revenue bonds, is due interest at 8.0% per annum with interest payable semi-annually on June 1st and December 1st, commencing June 1, 2006.  The interest income is directly offset by the lease payments on the plant.  Both the bond and the corresponding lease have terms commencing December 20, 2005 and terminating on June 1, 2016.  The entire outstanding principal is due upon termination of the bonds.  The outstanding principal at December 31, 2006 was $47,866,117.  The lease qualifies as a capital lease.  Interest income recognized on the Industrial Revenue Bonds for the years ended December 31, 2006 and 2005 was $3,652,833 and $314,736, respectively.  These amounts are equal to the lease expense of the plant for those years.

EAST KANSAS AGRI-ENERGY, LLC

Notes to Financial Statements
December, 31, 2006

Future debt service requirements on the Industrial Revenue Bonds at December 31, 2006 are as follows:

12 months ending	Interest
December 31,	Rate	Principal	Interest	Total

2007	8%	$—	$3,829,289	$3,829,289
2008	8%	—	3,829,289	3,829,289
2009	8%	—	3,829,289	3,829,289
2010	8%	—	3,829,289	3,829,289
2011	8%	—	3,829,289	3,829,289
Thereafter	8%	47,866,117	17,231,803	65,097,920

Totals		$47,866,117	$36,378,248	$84,244,365

Amount representing interest				(36,378,248)

Long-Term Obligation				$47,866,117

NOTE 10 — INCOME TAXES

As of December 31, 2006 and 2005, the book basis of assets exceeded the tax basis of assets by approximately $17,747,000 and $5,012,000, respectively.  There were no significant differences between the book basis and tax basis of liabilities as of December 31, 2006 or 2005.

NOTE 11 — RETIREMENT PLAN

During 2005, the Company began a SIMPLE 401(k), Savings Incentive Match Plan for Employees, retirement plan for all eligible employees.  All employees are eligible to participate in the plan.  The Company makes a matching contribution of 3% of participants’ eligible wages.  The employees are fully vested upon contribution to the plan.  The Company match for the years ended December, 2006 and 2005 was $44,418 and $18,097, respectively.

NOTE 12 — SUBSEQUENT EVENT

On March 21, 2007, the board of directors approved a $132 per unit distribution for unit holders of record as of December 31, 2006.  The total distribution was $2,890,536.

ITEM 8.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURES

Eide Bailly LLP has been our independent registered public accounting firm since our inception and is our independent registered public accounting firm at the present time.  We have had no disagreements with our auditors.

ITEM 8A.  CONTROLS AND PROCEDURES

Disclosure Controls and Procedures

Our management, including our Chief Executive Officer (the principal executive officer), William Pracht along with our Chief Financial Officer (the principal financial officer), Thomas D. Leitnaker, have reviewed and evaluated the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) under the Securities Exchange Act of 1934, as amended) as of December 31, 2006.  Based upon this review and evaluation, these officers have concluded that our disclosure controls and procedures are effective to ensure that information required to be disclosed in the reports that we file or submit under the Exchange Act  is recorded, processed, summarized and reported within the time periods required by the forms and rules of the Securities and Exchange Commission; and to ensure that the information required to be disclosed by an issuer in the reports that it files or submits under the Exchange Act is accumulated and communicated to our management including our principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

Our management, including our principal executive officer and principal financial officer, have reviewed and evaluated any changes in our internal control over financial reporting that occurred as of December 31, 2006 and there has been no change that has materially affected or is reasonably likely to materially affect our internal control over financial reporting.

ITEM 8B.  OTHER INFORMATION.

None.

PART III

ITEM 9.  DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS, CONTROL PERSONS AND CORPORATE GOVERNANCE; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

Identification of Directors, Executive Officers and Significant Employees

Our current executive officers and directors are as follows:

Board Member	Role
William R. Pracht	Director, Chairman/President & Chief Executive Officer
Jill A. Zimmerman	Director & Secretary
Scott A. Burkdoll	Director & Vice Chairman/Vice President
Glenn A. Caldwell	Director
Daniel L. Guetterman	Director
Donald S. Meats	Director
Steve Doering	Director
Scott Brittenham	Director
Charles P. Torrey	Director
Roger J. Brummel	Director
Daniel V. Morgan	Director
Thomas D. Leitnaker	Chief Financial Officer & Controller
Steven L. Gardner	General Manager

Pursuant to our operating agreement, the initial term of our directors ended following the substantial completion of our facilities, and all eleven directors were elected by the members at the 2006 Annual Meeting.  The board passed a resolution dividing the board into three classes to serve staggered terms until 2007, 2008, or 2009, and upon expiration of the terms ending in 2007, 2008, and 2009, each successor director will be elected to a three year term.  Our directors were assigned to a term as follows:

One year term: June 2006 to June 2007	Scott Brittenham Steve Doering Daniel Morgan Donald Meats
Two year term: June 2006 to June 2008	Jill Zimmerman Daniel Guetterman Charles Torrey
Three year term: June 2006 to June 2009	William Pracht Scott Burkdoll Roger Brummel Glenn Caldwell

The following is a brief description of the business experience and background of the above individuals.

William R. Pracht, Age 49 — Mr. Pracht has served as a director on our board since its inception.  For the past five years, Mr. Pracht has been a self-employed farmer/rancher working near Westphalia, Kansas.  He is one of the community leaders of the Cherry Mound 4-H Club as well as a member of the Anderson County Fair Board.  Mr. Pracht serves as member of the board of directors of Valley Agri-Service, Inc.  He has previously served on the Kansas Livestock Association Board of Directors and Chairman of the Tax Committee.

Roger J. Brummel, Age 46 — Mr. Brummel has served as a director on our board since its inception.  Mr. Brummel has been the manager of the family owned business, Brummel Farm Service, since 1995.

Jill A. Zimmerman, Age 33 — Ms. Zimmerman has served as a director on our board since its inception.  Since January 2006, Ms. Zimmerman has been employed as the executive director of the Kansas FFA Foundation.  Previously, she was employed as a certified lender for United Cooperatives, Inc. Farm Service since September 2005.  From February 2003 to August 2005, she was employed as our equity drive coordinator.  For the year prior to that, she was the Director of Value-Added Programs for the Kansas Corn Growers Association in Garnett. From May 1996 to January 2002, Ms. Zimmerman was the County Extension Agent, Agriculture for Kansas State Research and Extension, Anderson County.  In addition, Ms. Zimmerman is a partner with her brother in Zimmerman Farms, a small grain farming operation consisting of wheat and grain sorghum in Sumner County, Kansas.

Daniel V. Morgan, Age 36 — Mr. Morgan has served as a director on our board since its inception.  Mr. Morgan is co-owner of H&M Angus Farms, Inc., a registered Angus seedstock producer in eastern Kansas.  He is also a certified crop advisor and shares a Pioneer Seed dealership with his father.

Scott A. Burkdoll, Age 50 — Mr. Burkdoll has served as a director on our board since its inception.  Mr. Burkdoll, is an owner and operator of Burkdoll Bros., Inc. a Kansas family farm corporation. Mr. Burkdoll has served as Vice President for this company since 1978. He is part owner and has served since 1989 as Secretary/Treasurer of Sunflower Pork, Inc., which produces 75,000 head of market hogs annually. Mr. Burkdoll has been President of BG-5, an oil and gas production company in east central Kansas, since 1994. Mr. Burkdoll is an owner and has served since 1998 as managing member of J-6 Cattle Ranch LLC. He is also an owner and managing member of Sunflower Central, LLC.

 Glenn A. Caldwell, Jr., Age 59 — A retired U.S. Air Force Lt. Colonel, Mr. Caldwell has served as a director on our board since its inception.  Mr. Caldwell has served as the Vice-President of Caldwell Enterprises Inc.

since 2000. Since 1982, he has served as the President and General Manager of Caldwell Farms, Inc. operating several thousand tillable acres in 3 counties.

                Daniel L. Guetterman, Age 54 — Mr. Guetterman has served as a director on our board since its inception.    Mr. Guetterman has been farming in northeast Kansas since 1969 and has been the owner/operator of DKG Farms, Inc. since 1999. In 1978, he formed Guetterman Brothers Elevator and built a grain elevator in Bucyrus. Some of his duties consisted of buying and selling grain, fertilizer, seed and chemicals. Mr. Guetterman served 9 years on the board of the Kansas Soybean Association and is currently serving his fourth year on the Kansas Corn Commission as treasurer.

                Donald S. Meats, Age 63 — Mr. Meats has served as a director on our board since its inception.  Mr. Meats lives on a farm near LeRoy, Kansas and operates a stocker program. He retired in 2001 from the LeRoy Coop after 36 years of employment; 33 years as general manager. He is currently employed by the First National Bank of LeRoy as an Agriculture Loan Officer.

Scott Brittenham, Age 56 — Mr. Brittenham has served as a director on our board since August 22, 2005.  Mr. Brittenham has served as the President for Ethanol Capital Partners, L.P. since April 2003. For the five years prior to that, he served as the President of Fidelity Mortgage Corporation.

Charles P. Torrey, Age 60 —Mr. Torrey has served as a director on our board since August 22, 2005.  Mr. Torrey has spent his career in the securities and energy sectors as founder and past-Chairman/CEO of Energy Search, Inc.  Currently Mr. Torrey serves as President of Alternative Energy Management, LLC.

Steven B. Doering, Age 56 — Mr. Doering has served as a director on our board since June 10, 2006.  Mr. Doering has been a practicing attorney since 1977.  Mr. Doering is admitted to practice before the Kansas Court of Appeals, the Kansas Supreme Court and the United States District Court for Kansas.  He is a member of Anderson County, Fourth Judicial District, Kansas and American Bar Associations; Kansas Trial Lawyers Association; and The Association of Trial Lawyers of America.  Mr. Doering previously served on the Fourth Judicial District Nominating Commission and was a former member board of directors, past president and vice president for the Kansas School Attorneys Association.  He graduated from Kansas State University with a degree in mechanical engineering in 1973 and received his juris doctorate from Kansas University in 1977.

Executive Officers

Thomas D. Leitnaker, Age 53 — Mr. Leitnaker joined us on July 1, 2005 as Controller, and commenced his duties as Chief Financial Officer on August 1, 2005.  Mr. Leitnaker was employed as the controller for Kalmar Industries USA, Inc. from 1990 to June 2004.

Significant Employees

General Manager

On December 19, 2006, we hired Steven L. Gardner, age 49 to serve as our general manager beginning January 15, 2007.  Prior to joining us, Mr. Gardner spent 25 years in domestic and international operating positions such as Supply Chain and Division Lean Manufacturing Manager with Colgate Palmolive, General Manager of Operations for General Electric/Harmon Industries and later as Director of Operations for EaglePicher Technologies.  Most recently he has worked as a business consultant with small to mid sized manufacturers.

Involvement in Certain Legal Proceedings

One of our directors, Donald S. Meats, is subject to a continuing Cease and Desist Order originally entered by the State of Kansas Securities Commissioner on November 27, 1996.  This order required him to cease and desist from the sale of unregistered securities.  Mr. Meats, along with others, was found to have participated in a program several years before his involvement with our organization which was determined to have violated the securities laws of the State of Kansas as it constituted the unlawful sale of unregistered securities.  Mr. Meats cooperated in the investigation of this matter and no further action was taken against him.  Mr. Meats did not participate in the sale of our membership units during our previous offerings and will not participate in the sale of our membership units for any future offering.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from our officers and directors, all Section 16(a) filing requirements were complied with during the fiscal year ended December 31, 2006, except Steve Doering who inadvertently failed to timely file Form 3.

Adoption of Code of Ethics

Our Board of Directors has adopted a code of ethics that applies to our principal executive officer, William Pracht, our principal financial officer, Thomas D. Leitnaker, our vice president, Scott Burkdoll, and our secretary, Jill Zimmerman.  Each of these individuals signed an acknowledgment of his or her receipt of our code of ethics.  We filed a copy of our Code of Ethics with the Securities Exchange Commission by including the Code of Ethics as Exhibit 14.1 to our Annual Report of Form 10-KSB for the fiscal year ended December 31, 2003, and it is included as a current exhibit 14.1 to this Report by incorporation by reference.

Audit Committee and Audit Committee Financial Expert

The audit committee of our board of directors operates under a charter adopted by our board of directors in fall 2004.   Our board of directors appointed an audit committee consisting of Daniel V. Morgan, Jill Zimmerman, and Daniel Guetterman.  The audit committee is exempt from independence listing standards because our securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities.  Nevertheless, a majority of our audit committee is independent within the definition of independence provided by NASDAQ rules 4200 and 4350.  We do not have an audit committee financial expert serving on our audit committee because no member of our Board of Directors has the requisite experience and education to qualify as an audit committee financial expert as defined in Item 401 of Regulation S-B and the Board of Directors has not yet created a new director position expressly for this purpose.  The Board of Directors intends to consider such qualifications in future nominations to our Board of Directors and appointments to the audit committee.

ITEM 10.  EXECUTIVE COMPENSATION.

Compensation of Named Executive Officers

The following table sets forth all compensation paid or payable by the Company during the last two fiscal years to our chief executive officer and chief financial officer.  We did not have any compensatory security option plan or any other plan for long term compensation of our executive officers and directors in place as of December 31, 2006.  Further, as of December 31, 2006, none of our directors or officers had any options, warrants, or other similar rights to purchase securities of the Company.

Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	All Other Compensation	Total
William Pracht, Chairman	2006	$0	$1,500	$0	$8,200	$9,700
and CEO	2005	$0	$1,500	$0	$900	$2,400

Thomas Leitnaker, Chief	2006	$80,308	$25,964	$0	$0	$106,272
Financial Officer	2005	$37,558	$8,604	$0	$0	$46,192

The following table sets forth all compensation paid or payable by the Company during the last fiscal year to our directors, other than those who also served as Chief Executive Officer and Chief Financial Officer, during fiscal year ended December 31, 2006.

Name	Fees Earned or Paid in Cash	All Other Compensation	Total
Scott Burkdoll	$10,000	$0	$10,000
Jill Zimmerman	$7,000	$0	$7,000
Scott Brittenham	$1,500	$0	$1,500
Roger Brummel	$6,200	$0	$6,200
Glenn Caldwell	$10,000	$0	$10,000
Steve Doering	$4,450	$0	$4,450
Daniel Guetterman	$5,300	$0	$5,300
Daniel Morgan	$6,500	$0	$6,500
Donald Meats	$5,100	$0	$5,100
Charles Torrey	$200	$0	$200
Jerry Jones	$600	$0	$600

On January 23, 2006, our board of directors approved a revised director compensation policy effective for fiscal year 2006.  The revised policy provides for payment to directors of a fee based on attendance at the regular monthly board meeting.  The fees we pay to our directors under the revised policy are as follows: $400.00 per meeting attended to the Chairman, $300.00 per month to our directors who are also serve as officers (Secretary and Vice-President) and $200.00 per month to the other directors.  We also pay directors $100 per meeting for attendance at committee meetings.  We do not pay the fee if the director does not attend the monthly meeting or committee meeting.  We also pay for mileage to and from the meeting at the standard mileage rate established from time to time by the IRS and will pay quarterly travel expenses for board members who reside outside of Kansas.  We continue to reimburse our officers and directors for reasonable out-of-pocket expenses incurred relating to services rendered on our behalf.

In the year ending December 31, 2006, we incurred an aggregate of $104,578 in director fees and related expenses.

Employment Agreements with Directors or Officers

On February 10, 2003, we entered into an employment agreement with Jill A. Zimmerman, one of our directors and our former Treasurer and Chief Financial Officer.  Under the agreement, we engaged Ms. Zimmerman as a full-time equity drive coordinator and her duties as equity drive coordinator included monitoring project development, public relations and other on-site development issues.  In July 2005, we terminated our employment agreement with Ms. Zimmerman upon completion of our equity drive. The contract provided that we pay Ms. Zimmerman $37,700.00 annually plus a $101.75 monthly stipend for her services.  Pursuant to her employment agreement with us, Ms. Zimmerman was compensated a total of $33,202.02, $45,692.72 and $33,951.23 in cash in fiscal years 2003, 2004 and 2005, respectively.  She also received 5 units totaling $5,000 as a bonus for her services in fiscal year 2004.

On June 29, 2005, we entered into an employment agreement with our controller, Thomas D. Leitnaker. Pursuant to his employment agreement, Mr. Leitnaker will receive a base salary and will be eligible for an annual bonus based on overall financial performance of East Kansas compared to budgeted guidelines.  On August 1, 2005, our board of directors appointed Mr. Leitnaker to the position of Chief Financial Officer and terminated the position of Treasurer, formerly held by Jill A. Zimmerman, one of our directors.  The duties formerly performed by the Treasurer have been transferred to the Chief Financial Officer.

On December 19, 2006, we hired Steven L. Gardner to serve as our general manager, beginning January 15, 2007.  Pursuant to the employment agreement, we will pay Mr. Gardner a base salary of $125,000 and a one-time payment for moving expenses.  In addition, he will be eligible for an annual bonus based on his achievement of performance conditions and is entitled to participate in any and all benefit plans adopted by the Company, subject to eligibility requirements imposed by such plans, including group medical, dental, vision and term life insurance and 401(k) retirement savings plans.

Mr. Leitnaker and Mr. Gardner are eligible to participate in the Company’s SIMPLE 401(k) plan.  During 2005, the Company began a SIMPLE 401(k), Savings Incentive Match Plan for Employees, retirement plan for all eligible employees.  All employees are eligible to participate in the plan.  The Company makes a matching contribution of 3% of participants’ eligible wages.  The employees are fully vested upon contribution to the plan.  For the year ended December 31, 2006 Mr. Leitnaker contributed $4,947 and the Company matched $3,188 on his behalf.  Mr. Gardner became eligible for the plan on January 15, 2007.

We do not have any employment agreements with any other officer or director.

ITEM 11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED MEMBER MATTERS.

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information regarding the beneficial ownership of our units as of March 30, 2007, by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding units:

Title of Class	Name and Address	Amount and Nature of Beneficial Owner	Percent of Class
Membership Units	Hoxie Feedyard, Inc. P O Box 65 Hoxie, KS 67740	1,450	6.6%
Membership Units	Ethanol Capital Partners, LP(1) Rockefeller Center 1230 Avenue of the Americas, 7th Floor New York, New York 10020	5,550	25.3%

(1)  Our director, Scott Brittenham is the President of Ethanol Capital Partners, LP.

Security Ownership of Management

The following table sets forth certain information regarding the beneficial ownership of our units as of March 30, 2007, by our directors and executive officers:

Title of Class	Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class
Membership Units	William R. Pracht	85 Units(3)	*

Membership Units	Roger J. Brummel	110 Units(4)	*

Membership Units	Jill A. Zimmerman	20 Units	*

Membership Units	Daniel V. Morgan	10 Units(5)	*

Membership Units	Scott A. Burkdoll	120 Units(6)	*

Membership Units	Glenn A. Caldwell	100 Units(7)	*

Membership Units	Daniel L. Guetterman	86 Units(8)	*

Membership Units	Donald S. Meats	10 Units	*

Membership Units	Steven Doering	10 Units	*

Membership Units	Scott Brittenham(9)	5,550 Units	25.3%

Membership Units	All directors	6,101 Units	27.8%

(1)           The address of each individual is in care of us at 1304 S. Main, Garnett, Kansas 66032.

(2)           Beneficial ownership is determined in accordance with SEC rules and generally includes holding voting and investment power with respect to the securities.

(3)           Units held in joint tenancy with spouse.

(4)           Units held by Brummel Farm Service, Inc. and Mr. Brummell is a principal of that business.

(5)           Includes 10 units held in the name of H & M Angus Farms, Inc., and Mr. Morgan is a principal of that business.

(6)           Includes 60 units held in joint tenancy with spouse, 50 units held by Burkdoll Bros., Inc. and 10 units held by Sunflower Pork, Inc.  Mr. Burkdoll is an owner of Burkdoll Bros., Inc. and Sunflower Pork, Inc.

(7)           Includes 50 units held by Mr. Caldwell’s spouse, Linda and 50 units held in the name of Caldwell Farms, Inc.  Mr. Caldwell is a majority owner of Caldwell Farms, Inc.

(8)           Includes 30 units held in the name of DKG Farms, Inc., of which Mr. Guetterman is the sole owner, and 56 units held in the name of Fuel For the Future Investments, of which Mr. Guetterman is a principal owner.

(9)           Units held by Ethanol Capital Partners, LP and Scott Brittenham is the President of Ethanol Capital Partners, LP.

* Less than 1%.

ITEM 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.

Certain Relationships and Related Transactions

No family relationships exist between any of the directors of the board, officers, or key employees of East Kansas.  We consider all of our directors, other than Messrs. Brittenham and Torrey, to be our founders and promoters. We also consider two of our former directors, Douglas L. Strickler and James A. Westagard, as our founders and may be considered promoters.  Since our inception, we have engaged in a number of transactions with related parties, including our promoters, directors, officers or 5% unit holders and their affiliates.  Management believes that these transactions were as favorable as those that could have been obtained in an arms-length transaction.

The following is a discussion of the transactions we have engaged in during the past two years or plan to engage in with related parties:

Project Coordinator Agreement with Jill A. Zimmerman

On February 10, 2003, we entered into an employment agreement with Jill A. Zimmerman, one of our directors and our former Treasurer and principal financial officer.  Ms. Zimmerman is also a member of the Company.  Under the agreement, we engaged Ms. Zimmerman as a full-time equity drive coordinator until July 2005 when we terminated our second registered offering.  See EXECUTIVE COMPENSATION — Employment Agreements with Directors and Officers” for a more detailed discussion of our employment agreement with Ms. Zimmerman and her compensation thereunder.

Agreement with Mike Burns

In June 2005, we entered into a preliminary verbal agreement with Mike Burns, a member of East Kansas, for compacted fill to be used in connection with dirt work for our rail spur.  On October 11, 2005, we entered into a definitive written agreement with Mr. Burns for approximately 720,000 cubic yards of compacted fill in exchange for payment of $300,000 to be paid in three equal payments of $100,000. All amounts due under the agreement have been paid.

Agreements with United Bio Energy, LLC Subsidiaries

We have entered into operating contracts with UBE Management, Provista, UBE Ingredients and UBE Trading, all subsidiaries of United Bio Energy, LLC, of Wichita, Kansas.  Under the terms of these agreements, we will be paying subsidiaries of United Bio Energy, LLC a significant amount in fees for the management of our plant, marketing of our ethanol and distillers grains and overall risk management services.  United Bio Energy, LLC was majority owned by Dave Vander Griend through ICM Marketing, Inc. and by Ron Fagen through Fagen Management, LLC.  However, in the second quarter of 2005, United Bio Energy, LLC merged with US BioEnergy Corporation.  US BioEnergy Corporation builds and operates biofuel production facilities which may be in competition with our plant.  See “DESCRIPTION OF BUSINESS” for a more detailed discussion of these agreements.

Purchases of Raw Grains

On November 12, 2004 we entered into a Raw Grains Agreement with United Bio Energy Ingredients, LLC (“UBE Ingredients”).  The Raw Grains Agreement provides for our purchase of all raw grains necessary for ethanol production from UBE Ingredients for a period of at least 5 years.  Pursuant to the agreement, UBE Ingredients will use its best efforts to arrange for the purchase of grain at the lowest price available under prevailing market conditions.  From time to time, UBE Ingredients has and may continue to contract to purchase corn and/or milo from individuals serving on our board of directors, as well as our members.  However, these contracts have been and will continue to be on the same terms and conditions as contracts with non-affiliated third parties.  For the year ending December 31, 2006, UBE Ingredients purchased approximately _492,814.49 bushels of corn and milo from our promoters, directors, officers or 5% unit holders and their affiliates, which constitutes approximately 1% of the aggregate corn and milo purchases by UBE Ingredients on our behalf.

Design-Build Agreement with ICM, Inc. and Fagen, Inc.

On August 9, 2004, we executed a design/build agreement with ICM, Inc. to design and build our ethanol plant using Fagen, Inc. as principal subcontractor.  ICM, Inc. is majority owned and controlled by Dave Vander Griend and Fagen, Inc. is owned and controlled by Ron Fagen.  Pursuant to the terms of the design/build agreement, we paid ICM, Inc. $35,900,000 to design and build our ethanol plant and we expect a significant portion of the contract price to be paid by ICM, Inc. to Fagen, Inc. for its work as our principal subcontractor.  As of December 31, 2006, we had incurred and paid $37.7 million to ICM, Inc.

Unit Purchase and Redemption Agreement with ICM, Inc. and Fagen, Inc.

On October 11, 2004, we executed a Unit Purchase and Redemption Agreement with ICM, Inc. and Fagen, Inc. in which we agreed to issue a total of 6,250 units to them in exchange for their combined capital contribution of $6,250,000.  On January 19, 2005, we issued 6,250 of our units to ICM, Inc. and Fagen, Inc. at a purchase price of $1,000 per unit in exchange for a combined capital contribution from them of $6,250,000.  Pursuant to the Unit Purchase and Redemption Agreement, we agreed to redeem all 6,250 units from ICM, Inc. and Fagen, Inc. using the proceeds from the sale of units in a registered offering or, to the extent the offering was unsuccessful, from cash flow generated by operations subject to certain loan covenants, restrictions and tax distributions.  Under the Unit Purchase and Redemption Agreement, we agreed to redeem the units at a redemption price of $1,100 per unit if we were able to raise at least $6,875,000 in a future registered offering, or if the offering was unsuccessful at the fair market value of the units at the time of redemption.  In connection with this capital contribution, we amended our operating agreement to allow ICM, Inc. and Fagen, Inc. to appoint a total of 3 directors to our board of directors, subject to our ability to terminate one of their director positions for every $2,000,000 in redemption payments made to either or both of ICM, Inc. and Fagen, Inc.  ICM, Inc. and Fagen, Inc. appointed their three directors on February 1, 2005.  On August 1, 2005, we redeemed all 6,250 units from Fagen, Inc. and ICM, Inc. at a total redemption price of $6,875,000.  Therefore, pursuant to the Agreement, the terms of directors appointed by ICM, Inc. and Fagen, Inc. expired.

Promissory Note and Security Agreement with ICM, Inc.

On May 10, 2005, we entered into an agreement with ICM, Inc. for the purchase of a steam turbine generator.  In order to finance the purchase of the generator, we executed a promissory note payable to ICM, Inc and granted a security interest in a steam turbine generator to ICM, Inc. as collateral for the loan.  See “MANAGEMENT’S DISCUSSION AND ANALYSIS — Liquidity and Capital Resources, Debt Financing” for a more detailed discussion of this note.

Director Independence

Our independent directors are William R. Pracht, Roger J. Brummel, Scott A. Burkdoll, Donald S. Meats, Daniel L. Guetterman, Daniel V. Morgan, Glenn Caldwell, Steven Doering, Scott Brittenham and Charles Torrey.  Our director that is not independent is Jill A. Zimmerman.  Our former director, Jerry Jones, who served until May 2006 is not considered independent.  The determination of independence is made by reference to NASDAQ rule 4200.  Jill A. Zimmerman is not considered independent due to her former position as our equity coordinator.  Pursuant to her employment agreement, we paid Ms. Zimmerman a total of $33,202.02, $45,692.72 and $33,951.23 in cash in fiscal years 2003, 2004, and 2005 respectively.  Jerry Jones is the Chief Financial Officer for ICM, Inc. our design-builder.

Audit Committee

Our board of directors appointed an audit committee consisting of Daniel V. Morgan, Jill Zimmerman, and Daniel Guetterman.  The audit committee is exempt from independence listing standards because our securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities.  Nevertheless, Daniel V. Morgan and Daniel Guetterman are independent within the definition of independence provided by NASDAQ rules 4200 and 4350.  Jill Zimmerman is not considered independent due to her previous position as our equity coordinator.

Compensation Committee

All members of our compensation committee are considered independent within the definition of independence provided by NASDAQ rules 4200 and 4350.

Nominating Committee

All members of our nominating committee are considered independent within the definition of independence provided by NASDAQ rules 4200 and 4350.

ITEM 13.  EXHIBITS.

Exhibits Filed as Part of this Report and Exhibits Incorporated by Reference

The following exhibits are filed as part of this report.  Exhibits previously filed are incorporated by reference, as noted.

Exhibit No.	Exhibit
3.1	Articles of Organization of registrant. Filed as Exhibit 3.1 to the registrant’s initial registration statement on Form SB-2 (Commission File 333-96703) and incorporated by reference herein.

3.2.1

Amended and Restated Operating Agreement of the registrant. Filed as Exhibit 3.2 to the registrant’s initial registration statement on Form SB-2 (Commission File 333-96703) and incorporated by reference herein.

3.2.2

First Amendment to Amended and Restated Operating Agreement of East Kansas Agri-Energy, L.L.C., dated September 16, 2004. Filed as Exhibit 3.2.1 to the registrant’s quarterly report on Form 10-QSB dated September 30, 2004 and incorporated by reference herein.

4.1	Form of Membership Unit Certificate. Filed as Exhibit 4.1 to the registrant’s registration statement on Form SB-2 (Commission File 333-96703) and incorporated by reference herein.

10.1

Employment Agreement dated February 10, 2003 between East Kansas Agri-Energy, LLC and Jill Zimmerman. Filed as Exhibit 10.6 to the registrant’s annual report dated December 31, 2003 on Form 10-KSB and incorporated by reference herein

10.2

Option to Purchase Real Estate from Clarence L. White and Berniece F. White dated July 1, 2004. Filed as Exhibit 10.10 to registrant’s quarterly report dated June 30, 2004 on Form 10-QSB and incorporated by reference herein.

10.3

Agreement between Owner and Design/Builder on the Basis of a Stipulated Price dated August 9, 2004 between East Kansas Agri-Energy, L.L.C. and ICM, Inc. Filed as Exhibit 10.11 to registrant’s quarterly report dated September 30, 2004 on Form 10-QSB and incorporated by reference herein.

10.4

Unit Purchase and Redemption Agreement dated October 11, 2004 between East Kansas Agri-Energy, L.L.C., ICM, Inc., and Fagen, Inc. Filed as Exhibit 10.12 to registrant’s quarterly report dated September 30, 2004 on Form 10-QSB and incorporated by reference herein.

10.5

Management Agreement dated November 12, 2004 between East Kansas Agri-Energy, L.L.C. and United Bio Energy Management, LLC. Filed as Exhibit 10.11 to registrant’s Pre-Effective Amendment No. 2 filed on April 6, 2005 (Commission File 333-96703) and incorporated by reference herein.

10.6

Raw Grains Agreement dated November 12, 2004 between East Kansas Agri-Energy, L.L.C. and United Bio Energy Ingredients, LLC. Filed as Exhibit 10.12 to registrant’s Pre-Effective Amendment No. 2 filed on April 6, 2005 (Commission File 333-96703) and incorporated by reference herein.

10.7

Ethanol Agreement dated November 12, 2004 between East Kansas Agri-Energy, L.L.C. and United Bio Energy Fuels, LLC. Filed as Exhibit 10.13 to registrant’s Pre-Effective Amendment No. 2 filed on April 6, 2005 (Commission File 333-96703) and incorporated by reference herein.

10.8

Distillers Grains Marketing Agreement dated November 12, 2004 between East Kansas Agri-Energy, L.L.C. and United Bio Energy Ingredients, LLC. Filed as Exhibit 10.14 to Pre-Effective Amendment No. 2 filed on April 6, 2005 (Commission File 333-96703) and incorporated by reference herein.

10.9

Trading Agreement dated November 12, 2004 between East Kansas Agri-Energy, L.L.C. and United Bio Energy Trading, LLC. Filed as Exhibit 10.15 to registrant’s Pre-Effective Amendment No. 2 filed on April 6, 2005 (Commission File 333-96703) and incorporated by reference herein.

10.10

Credit Agreement dated November 23, 2004 between East Kansas Agri-Energy, L.L.C. and Home Federal Savings Bank. Filed as Exhibit 10.16 to registrant’s Pre-Effective Amendment No. 2 filed on April 6, 2005 (Commission File 333-96703) and incorporated by reference herein.

10.11

Disbursing Agreement dated November 23, 2004 between East Kansas Agri-Energy, L.L.C. and Home Federal Savings Bank. Filed as Exhibit 10.17 to registrant’s Pre-Effective Amendment No. 2 filed on April 6, 2005 (Commission File 333-96703) and incorporated by reference herein.

10.12

Security Agreement dated November 23, 2004 between East Kansas Agri-Energy, L.L.C. and Home Federal Savings Bank. Filed as Exhibit 10.18 to registrant’s Pre-Effective Amendment No. 2 filed on April 6, 2005 (Commission File 333-96703) and incorporated by reference herein.

10.13

Mortgage—Collateral Real Estate Mortgage dated November 23, 2004 between East Kansas Agri-Energy, L.L.C. and Home Federal Savings Bank. Filed as Exhibit 10.19 to Pre-Effective Amendment No. 2 filed on April 6, 2005 (Commission File 333-96703) and incorporated by reference herein.

10.14

Facility Construction, Ownership and Operating Agreement dated February 24, 2005 between East Kansas Agri-Energy, LLC and Southern Star Central Gas Pipeline, Inc. Filed as Exhibit 10.20 to registrant’s Pre-Effective Amendment No. 2 filed on April 6, 2005 (Commission File 333-96703) and incorporated by reference herein.

10.15

Service Agreement dated February 28, 2005 between East Kansas Agri-Energy, LLC and Kansas City Power & Light Company. Filed as Exhibit 10.21 to registrant’s Pre-Effective Amendment No. 2 filed on April 6, 2005 (Commission File 333-96703) and incorporated by reference herein.

10.16

U.S. Water Services Agreement between East Kansas Agri-Energy, LLC and US Water Services. Filed as Exhibit 10.22 to registrant’s Pre-Effective Amendment No. 2 filed on April 6, 2005 (Commission File 333-96703) and incorporated by reference herein.

10.17

Real Estate Contract dated February 16, 2005 between East Kansas Agri-Energy, LLC and City of Garnett, KS. Filed as Exhibit 10.23 to registrant’s Pre-Effective Amendment No. 2 filed on April 6, 2005 (Commission File 333-96703) and incorporated by reference herein.

10.18	Letter Agreement with Derek Peine dated May 5, 2005. Filed as Exhibit 10.5 to registrant’s quarterly report dated March 31, 2005 on Form 10-QSB and incorporated by reference herein.

10.19

Grant of Easement and Right of Way Agreement dated April 5, 2005 between East Kansas Agri-Energy, LLC and the State of Kansas. Filed as Exhibit 10.2 to registrant’s quarterly report dated June 30, 2005 on Form 10-QSB and incorporated by reference herein.

10.20

Contract for Sale of Equipment dated May 10, 2005 between East Kansas Agri-Energy, LLC and ICM, Inc. Filed as Exhibit 10.3 to registrant’s quarterly report dated June 30, 2005 on Form 10-QSB and incorporated by reference herein.

10.21	Letter Agreement with Kennedy and Coe, LLC dated May 17, 2005. Filed as Exhibit 10.4 to registrant’s quarterly report dated June 30, 2005 on Form 10-QSB and incorporated by reference herein.

10.22	Letter Agreement with Kennedy and Coe, LLC dated May 17, 2005. Filed as Exhibit 10.5 to registrant’s quarterly report dated June 30, 2005 on Form 10-QSB and incorporated by reference herein.

10.23	Letter Agreement with Diane Allen dated May 1, 2005. Filed as Exhibit 10.6 to registrant’s quarterly report dated June 30, 2005 on Form 10-QSB and incorporated by reference herein.

10.24	Letter Agreement with Thomas Leitnaker dated June 29, 2005. Filed as Exhibit 10.8 to registrant’s quarterly report dated June 30, 2005 on Form 10-QSB and incorporated by reference herein.

10.25	Letter Agreement with Ethanol Capital Partners, L.P. dated May 5, 2005. Filed as Exhibit 10.9 to registrant’s quarterly report dated June 30, 2005 on Form 10-QSB and incorporated by reference herein.

10.26	Agreement with Mike Burns dated October 11, 2005. Filed as Exhibit 10.1 to registrant’s quarterly report dated June 30, 2005 on Form 10-QSB and incorporated by reference herein.

10.27

Bill of Sale dated December 20, 2005 between East Kansas Agri-Energy, LLC and the City of Garnett, Kansas. Filed as Exhibit 10.27 to registrant’s annual report dated December 31, 2005 on Form 10-KSB and incorporated by reference herein.

10.28

Warranty Deed dated December 20, 2005 between East Kansas Agri-Energy, LLC and the City of Garnett, Kansas. Filed as Exhibit 10.28 to registrant’s annual report dated December 31, 2005 on Form 10-KSB and incorporated by reference herein.

10.29

Lease Agreement dated December 1, 2005 between East Kansas Agri-Energy, LLC and the City of Garnett, Kansas. Filed as Exhibit 10.29 to registrant’s annual report dated December 31, 2005 on Form 10-KSB and incorporated by reference herein .

10.30

Tax Abatement Agreement dated December 1, 2005 between East Kansas Agri-Energy, LLC and the City of Garnett, Kansas. Filed as Exhibit 10.30 to registrant’s annual report dated December 31, 2005 on Form 10-KSB and incorporated by reference herein.

10.31

Master Amended and Restated Credit Agreement dated June 10, 2006 by and between East Kansas Agri-Energy, LLC and Home Federal Savings Bank. Filed as Exhibit 10.1 to registrant’s quarterly report dated June 30, 2006 and incorporated by reference herein.

10.32

First Supplement to the Master Amended and Restated Credit Agreement dated June 10, 2006 by and between East Kansas Agri-Energy, LLC and Home Federal Savings Bank. Filed as Exhibit 10.2 to registrant’s quarterly report dated June 30, 2006 on Form 10-QSB and incorporated by reference herein.

10.33

Second Supplement to the Master Amended and Restated Credit Agreement dated June 10, 2006 by and between East Kansas Agri-Energy, LLC and Home Federal Savings Bank. Filed as Exhibit 10.3 to registrant’s quarterly report dated June 30, 2006 on Form 10-QSB and incorporated by reference herein.

10.34

Third Amendment to Future Advance Mortgage and Security Agreement dated June 10, 2006 by and between East Kansas Agri-Energy, LLC and Home Federal Savings Bank. Filed as Exhibit 10.4 to registrant’s quarterly report dated June 30, 2006 and incorporated by reference herein.

10.35	Termination Agreement dated January 3, 2007 between East Kansas Agri-Energy, LLC and UBE Services, LLC. Filed as an exhibit herewith.

10.36	General Manager Employment Agreement dated December 19, 2006 between East Kansas Agri-Energy, LLC and Steven Gardner. Filed as an exhibit herewith.

14.1	Code of Ethics of East Kansas Agri-Energy, LLC, adopted March 22, 2004. Filed as exhibit 14.1 to registrant’s annual report dated December 31, 2003 and incorporated by reference herein.

31.1	Certificate pursuant to 17 CFR 240.15d-14(a).

31.2	Certificate pursuant to 17 CFR 240.15d-14(a).

32.1	Certificate pursuant to 18 U.S.C. Section 1350.

32.2	Certificate pursuant to 18 U.S.C. Section 1350.

ITEM 14.  PRINCIPAL INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES.

The aggregate fees billed by the principal independent registered public accountants (Eide Bailly LLP) to East Kansas for the fiscal year ended December 31, 2006, and the fiscal year ended December 31, 2005 are as follows:

Category	Year	Fees
Audit Fees	2006	$69,900
	2005	$70,522
Audit-Related Fees	2006	$0
	2005	$5,555
Tax Fees	2006	$0
	2005	$0
All Other Fees	2006	$0
	2005	$0

Prior to engagement of the principal independent registered public accountants to perform audit services for East Kansas, the principal accountant was pre-approved by our Audit Committee pursuant to our policy requiring such approval.

100% of all audit services, audit-related services and tax-related services were pre-approved by our Audit Committee.

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAST KANSAS AGRI-ENERGY, LLC

Date:	March 29, 2006	/s/ William R. Pracht
William R. Pracht, President
(Principal Executive Officer)

Date:	March 29, 2006	/s/ Thomas D. Leitnaker
Thomas D. Leitnaker,
Chief Financial Officer & Controller (Principal Financial and Accounting Officer)

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:	March 29, 2006	/s/ William R. Pracht
William R. Pracht, Director

Date:	March 29, 2006	/s/ Daniel V. Morgan
Daniel V. Morgan, Director

Date:	March 29, 2006	/s/ Jill A. Zimmerman
Jill A. Zimmerman, Director

Date:	March 29, 2006	/s/ Roger J. Brummel
Roger J. Brummel, Director

Date:	March 29, 2006	/s/ Scott A. Burkdoll
Scott A. Burkdoll, Director

Date:	March 29, 2006	/s/ Glenn A. Caldwell, Jr.
Glenn A. Caldwell, Jr., Director

Date:	March 29, 2006	/s/ Daniel L. Guetterman
Daniel L. Guetterman, Director

Date:	March 29, 2006	/s/ Donald S. Meats
Donald S. Meats, Director

Date:	March 29, 2006	/s/ Steve Doering
Steve Doering, Director

Date:	March 29, 2006	/s/ Charles P. Torrey
Charles P. Torrey, Director

Date:	March 29, 2006	/s/ Scott Brittenham
Scott Brittenham, Director

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

☒	Quarterly report under Section 13 or 15(d) of the Securities Exchange Act of 1934.

For the quarterly period ended March 31, 2007

OR

☐	Transition report under Section 13 or 15(d) of the Exchange Act.

For the transition period from  _______   to  _________

Commission file number 0001170106

EAST KANSAS AGRI-ENERGY, LLC

(Exact name of Registrant as specified in its charter)

KANSAS	48-1251578
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

P.O. Box 225, 1304 S. Main, Garnett, Kansas 66032
(Address of principal executive offices)

(785) 448-2888

(Registrant’s telephone number)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

☒ Yes ☐ No

Indicate by check mark whether the registrant is a large accelerated filer, or a non-accelerated filer. See definition of “accelerated filer and large accelerated filer” in Rule 12b-2 of the Exchange Act. (Check one):

Large Accelerated Filer ☐	Accelerated Filer ☐	Non-Accelerated Filer ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).

☐ Yes ☒ No

Indicate the number of shares outstanding for each of the issuer’s classes of common equity as of the latest practicable date:

As of May 1, 2007, there were 21,898 membership units outstanding.

INDEX

PART I. FINANCIAL INFORMATION
Item 1. Financial Statements.
Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 3. Quantitative and Qualitative Disclosures about Market Risk.
Item 4. Controls and Procedures.
Item 4T. Controls and Procedures.

PART II. OTHER INFORMATION

Item 1. Legal Proceedings.
Item 1A. Risk Factors.
Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.
Item 3. Defaults Upon Senior Securities.
Item 4. Submission of Matters to a Vote of Security Holders.
Item 5. Other Information.
Item 6. Exhibits.

PART I.     FINANCIAL INFORMATION

ITEM 1.  FINANCIAL STATEMENTS.

EAST KANSAS AGRI-ENERGY, LLC
BALANCE SHEET (UNAUDITED)
MARCH 31, 2007

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$3,593,511
Trade accounts receivable - related party	4,082,867
Inventory	3,375,406
Investment in commodity contracts	258,628
Interest receivable	1,279,620
Prepaid expense	302,176
Total current assets	12,892,208
PROPERTY, PLANT AND EQUIPMENT
Land	580,322
Land improvements	2,179,578
Office equipment	270,866
Buildings	1,785,915
Equipment	46,675,996
Vehicles	22,743
Construction in progress	887,352
52,402,772
Less accumulated depreciation	(5,601,935)
Total property, plant, and equipment	46,800,837
OTHER ASSETS
Investment in Industrial Revenue Bonds	47,866,117
Idle property	2,317,398
Other investment	200
Financing costs	615,288
Less accumulated amortization	(98,712)
Total other assets	50,700,291
Total assets	$110,393,336
LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Current portion of long-term debt	$3,185,028
Accounts payable
Trade	295,225
Related parties	979,428
Accrued payroll, taxes and withholdings	131,529
Other accrued expenses	351,777
Accrued interest	1,323,350
Total current liabilities	6,266,337
LONG-TERM DEBT (less current maturities)	11,243,620
LEASE OBLIGATION	47,866,117
MEMBERS’ EQUITY
Capital contributions, 40,000 units authorized, 23,798 units issued of which 1,900 units are held as treasury stock	24,707,100
Treasury stock, at cost	(3,800,000)
Retained earnings	24,110,162
Total members’ equity	45,017,262
Total liabilities and members’ equity	$110,393,336

See Notes to Unaudited Financial Statements

3

EAST KANSAS AGRI-ENERGY, LLC
STATEMENT OF OPERATIONS (UNAUDITED)

	Three Months	Three Months
	Ended	Ended
	March 31,	March 31,
	2007	2006

REVENUE
Related parties	$25,605,171	$21,015,698
Incentive funds	—	680,830
	25,605,171	21,696,528

COST OF SALES
Related parties	(14,568,676)	(8,141,512)
Other	(6,935,824)	(6,499,761)
	(21,504,500)	(14,641,273)

GROSS PROFIT	4,100,671	7,055,255

OPERATING EXPENSES
General, administrative and selling expenses	842,011	875,049

INCOME FROM OPERATIONS	3,258,660	6,180,206

OTHER INCOME (EXPENSE)
Interest income	993,034	977,073
Interest expense	(308,530)	(576,182)
Plant lease interest expense	(957,322)	(944,208)
Other income	167	—
	(272,651)	(543,317)

NET INCOME	$2,986,009	$5,636,889

BASIC AND DILUTED INCOME PER UNIT	$136	$237

WEIGHTED AVERAGE UNITS OUTSTANDING BASIC AND DILUTED	21,898	23,798

See Notes to Unaudited Financial Statements

4

EAST KANSAS AGRI-ENERGY, LLC
STATEMENT OF CASH FLOWS (UNAUDITED)

	Three Months	Three Months
	Ended	Ended
	March 31,	March 31,
	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,986,009	$5,636,889
Adjustments to reconcile net income to net cash used in operating activities
Depreciation	859,762	752,581
Amortization	19,414	23,735
(Increase) decrease in current assets
Accounts receivable	(659,749)	(863,946)
Inventory	(1,093,184)	163,045
Commodity contracts	1,087,124	(134,711)
Prepaid expense	195,907	19,278
Interest receivable	(960,513)	(950,299)
Increase (decrease) in current liabilities:
Accounts payable	(366,869)	(226,101)
Accrued expenses	1,003,226	1,016,531
NET CASH PROVIDED BY OPERATING ACTIVITIES	3,071,127	5,437,002
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of plant and equipment, including construction in progress	(1,160,552)	(962,116)
NET CASH (USED IN) INVESTING ACTIVITIES	(1,160,552)	(962,116)
CASH FLOWS FROM FINANCING ACTIVITIES
Payment of financing fees	—	(3,815)
Repayment of long-term debt	(707,800)	(2,240,771)
Distributions	(2,890,536)	—
NET CASH (USED IN) FINANCING ACTIVITIES	(3,598,336)	(2,244,586)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,687,761)	2,230,300
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	5,281,272	4,569,145
CASH AND CASH EQUIVALENTS, END OF PERIOD	$3,593,511	$6,799,445

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest, net of capitalized interest	$306,244	$601,830

NON CASH INVESTING AND FINANCING ACTIVITIES
Property, plant, and equipment costs incurred	$—	$1,039,137

See Notes to Unaudited Financial Statements

5

EAST KANSAS AGRI-ENERGY, LLC
NOTES TO UNAUDITED FINANCIAL STATEMENTS
MARCH 31, 2007

NOTE 1 -               SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

East Kansas Agri-Energy, LLC, (a Kansas limited liability company) located in Garnett, Kansas, was organized to own and operate a 35 million gallon ethanol plant with distribution within the United States. East Kansas Agri-Energy, LLC (the Company) was formally organized as a limited liability company as of October 16, 2001. Prior to that date the Company operated as a general partnership with no formal partnership agreement.

Basis of Accounting

The unaudited financial statements contained herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission.  Accordingly, they do not include all the information and footnotes required by accounting principles generally accepted in the United States of America.

In the opinion of management, all adjustments considered necessary for a fair presentation have been included in the accompanying financial statements.  The results of operations for the three months ended March 31, 2007 and 2006, are not necessarily indicative of the results expected for a full year.

These financial statements should be read in conjunction with the financial statements and notes included in the Company’s financial statements for the year ended December 31, 2006.

Accounts Receivable

Accounts receivable are presented at face value, net of the allowance for doubtful accounts.  The allowance for doubtful accounts is established through provisions charged against income and is maintained at a level believed adequate by management to absorb estimated bad debts based on historical experience and current economic conditions.  Management believes all receivables will be collected and therefore the allowance has been established to be zero at March 31, 2007.

The Company’s policy is to charge simple interest on trade receivables past due balances; accrual of interest is discontinued when management believes collection is doubtful.  Receivables are considered past due based upon payment terms set forth at the date of the related sale.  The Company has no receivables accruing interest March 31, 2007.

Financing Costs

Costs incurred related to origination of debt financing are recorded as an asset and amortized over the expected term of the debt.

Estimates

Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses. Actual results could differ from the estimates used.

6

EAST KANSAS AGRI-ENERGY, LLC
NOTES TO UNAUDITED FINANCIAL STATEMENTS
MARCH 31, 2007

Earnings Per Unit

Earnings per unit are calculated based on the period of time units have been issued and outstanding. For purposes of calculating diluted earnings per capital unit, units subscribed for but not issued are included in the computation of outstanding capital units.

General, administrative and selling expenses

The primary components of general and administrative expenses are management fees, insurance expense, selling expenses and payroll.

Revenue Recognition

Revenue from the production of ethanol and related products is recorded upon transfer of title to our customers.  The transfer takes place at the plant site and therefore shipping terms are FOB shipping point.  Interest income is recognized as earned.  Income from federal and state incentives are recognized when received due to uncertainty of available funds and pro-rations used by the sponsoring organizations.

Cost of Sales

The primary components of cost of sales from the production of ethanol and related products are grain expense, energy expense (natural gas and electricity), raw materials expense (chemicals and denaturant), labor and depreciation on process equipment.

Shipping and Handling

Shipping and handling costs are expensed as incurred and are included in the cost of sales.

Income Taxes

The Company is organized as a limited liability company under state law and is treated as a partnership for income tax purposes.  Under this type of organization, the Company’s earnings pass through to the partners and are taxed at the partner level.  Accordingly, no income tax provision has been calculated.  Differences between financial statement basis of assets and tax basis of assets is related to capitalization and amortization of organizational and start-up costs for tax purposes, whereas these costs are expensed for financial statement purposes, and the difference between the recorded amounts of financial statement and tax depreciation, unrealized gains or losses on commodity contracts and incentive programs payments.

Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments

The Company believes the carrying value of cash and cash equivalents approximates fair value due to the short maturity of these instruments.  The Company estimates the fair market value of the investment in Industrial Revenue Bonds to approximate cost.

The Company believes the carrying amount of long-term note payable obligations approximates fair value.  For the permanent financing, fair value approximates the carrying amount due to the variable interest rate feature of the debt.

7

EAST KANSAS AGRI-ENERGY, LLC
NOTES TO UNAUDITED FINANCIAL STATEMENTS
MARCH 31, 2007

Inventory

Inventory is stated at the lower of cost, determined on a first in, first out basis, or market value.

Investment in Commodity Contracts

SFAS No. 133 requires a company to evaluate its contracts to determine whether the contracts are derivatives. Certain contracts that literally meet the definition of a derivative may be exempted from SFAS No. 133 as normal purchases or normal sales. Normal purchases and normal sales are contracts that provide for the purchase or sale of something other than a financial instrument or derivative instrument that will be delivered in quantities expected to be used or sold over a reasonable period in the normal course of business. Contracts that meet the requirements of normal are documented as normal and exempted from the accounting and reporting requirements of SFAS No. 133.

The Company enters into short-term cash grain, option and futures contracts as a means of securing grain for the ethanol plant and managing exposure to changes in commodity prices. All derivatives are designated as non-hedge derivatives. Although the contracts are effective economic hedges of specified risks, they are not designated as and accounted for as hedging instruments.

As part of its trading activity, the Company uses futures and option contracts offered through regulated commodity exchanges to reduce risk and are exposed to risk of loss in the market value of inventories. To reduce that risk, the Company generally takes positions using cash and futures contracts and options. During the periods ended March 31, 2007 and 2006 this activity resulted in net losses of $1,087,124 and 489,289, respectively, which are reported in cost of sales.

Property and Equipment

Depreciation is computed over the estimated useful life of each asset using the straight-line method.  Estimated useful lives generally used in computing depreciation are:

Land improvements	15 to 20 years
Buildings	40 years
Machinery and equipment	7 to 15 years
Office equipment	5 to 10 years
Computers and software	3 to 5 years
Vehicles	5 years

The Company’s property and equipment were acquired under lease agreements pursuant to an industrial revenue bond issue.  The Company is required to make semi-annual deposits with the Trustee sufficient to service the principal maturities and interest requirements.  Title to the property will be transferred to the Company when the lease is terminated upon retirement of the bonds.  Accordingly, the bonds have been recorded as a direct obligation of the Company.  The Company is also the holder of the bonds.

The Company reviews its property and equipment for impairment whenever events indicate that the carrying amount of the asset may not be recoverable.  An impairment loss is recorded if the sum of the future cash flows is less than the carrying amount of the asset.  The amount of the loss is determined by comparing the fair market value of the asset to the carrying amount of the asset.  Such assessments did not result in any adjustment to the value of the non-current assets.

Idle Property

The Company has incurred $2,317,398 of costs related to the preliminary construction of a rail spur project.  The Company does not currently have an estimate of when and if the project is going to be completed.  Accordingly, the costs have been classified as idle property.  The Company plans to continue to evaluate the status of this project in future periods.

8

EAST KANSAS AGRI-ENERGY, LLC
NOTES TO UNAUDITED FINANCIAL STATEMENTS
MARCH 31, 2007

Environmental Liabilities

The Company’s operations are subject to federal, state and local environmental laws and regulations.  These laws require the Company to investigate and remediate the effects of the release or disposal of materials at its location.  Accordingly, the Company has adopted policies, practices and procedures in the areas of pollution control, occupational health, and the production, handling, storage and use of hazardous materials to prevent material environmental or other damage; and to limit the financial liability which could result from such events.  Environmental liabilities are recorded when the liability is probable and the costs can be reasonably estimated.

NOTE 2 -                   INCENTIVE PAYMENTS

The Company qualified for the federal U.S. Department of Agriculture Bio Energy Program.  The federal program was managed by the Commodity Credit Corporation and was designed to expand the production of fuel grade ethanol by offering incentives for incremental production compared to the same quarter of the prior year.  The annually funded program ran through the state’s fiscal year 2006 and incentive payments were pro-rated if applications for incentives exceeded the annual funding.  The maximum annual incentive program payments the Company could receive was $7,500,000; individual producers were also subject to an annual limitation of 5% of the total funding.  During the period ended March 31, 2006 the Company received $225,160 in federal incentives.

The Company has been approved for the Kansas Qualified Agricultural Ethanol Producer Incentive Fund.  The incentive rate is $.075 per gallon of ethanol produced.  The Company must establish they have produced 5,000,000 gallons of ethanol before the State of Kansas will disburse the funds.  Incentive payments are limited to 15,000,000 gallons per production year.  During the periods ended March 31, 2007 and 2006, the Company received $0 and $455,671, respectively.

NOTE 3 -                   INVENTORY

Inventories are summarized as follows:

March 31,
2007

Raw Material	$2,112,004
Work in Progress	614,611
Finished Goods	648,791

$3,375,406

NOTE 4 -                   LONG-TERM DEBT

On November 23, 2004, the Company entered into a Credit Agreement with Home Federal Savings Bank, establishing a construction loan facility for the construction of a 35 million gallon per year ethanol plant. The construction financing is in the amount of $26,000,000 consisting of a $21,000,000 conventional term loan and a $5,000,000 loan, with both loans being secured by substantially all of our assets.

During the construction phase, the Company made monthly payments of interest only at a variable interest rate equal to prime plus 1.75% with a floor of 6%. On September 20, 2005, following construction completion, the loan was segmented into two loans (1) a $5,000,000 loan (Loan A), and (2) a $21,000,000 conventional term loan (Loan B).

9

EAST KANSAS AGRI-ENERGY, LLC
NOTES TO UNAUDITED FINANCIAL STATEMENTS
MARCH 31, 2007

The $5,000,000 loan has an amortization period and maturity date of ten years. The Company makes monthly payments of principal and interest on the $5,000,000 loan at an interest rate equal to prime.  The $21,000,000 conventional loan has an amortization period of ten years but will mature at the end of five years. The Company makes monthly payments of principal and interest on the $21,000,000 loan at an interest rate equal to prime.  The effective interest rate for both loans at March 31, 2007 was 8.25%.

The Company pays a $20,000 annual administration fee related to the credit facility.  The credit facility is secured by a mortgage on our real property and a security interest in all personal and intangible assets of the Company, including assignment of all material contracts.

On May 4, 2006, the Company agreed to renegotiate terms of their bank financing.  The new terms provide for a $4,000,000 term revolving loan in addition to the existing term loans.  The interest rate on the term revolving loan is the prime rate.  The term revolving loan available credit balance is reduced by $400,000 annually beginning December 31, 2007 and matures on October 1, 2010.  At March 31, 2007, the Company has not used any amount related to the term revolving loan.

During the term of the loan, all deposit accounts related to the Company must be maintained at Home Federal Savings Bank. The Company is subject to certain financial loan covenants consisting of minimum working capital, minimum fixed charge coverage, minimum current ratio, minimum debt service, minimum net worth and maximum debt to net worth covenants during the term of the loan. The Company is also prohibited from making distributions to their members; however, the Company is allowed to distribute 50% of our net income to our members after our lender has received audited financial statements for the fiscal year. If the Company meets certain financial ratio requirements, it may distribute an additional 10% of net income.  The Company must be in compliance with all financial ratio requirements and loan covenants before and after any distributions to the members.  The lender temporarily waived, through December 31, 2007, the capital expenditure covenant.  With the waiver, the Company is in compliance with the applicable loan covenants as of March 31, 2007.

The Company is only allowed to make annual capital expenditures up to $500,000 annually without the lender’s prior approval. During the term of the loan, the Company is required to pay to the lender an annual amount equal to the greater of: 1) 75% of any Commodity Credit Corporation Bio-Energy income payments received during the year, or 2) 25% of the Company’s free cash flow for each year. Payments consisting of USDA Commodity Credit Corporation Bio-Energy income must be paid to the lender within 15 days of receipt of any such payments. These payments will continue until an aggregate sum of $7,500,000 has been received by the lender.  The Company is in compliance with the applicable loan covenants as of March 31, 2007.

The Company financed its waste water reuse facility through two bond issues by the City of Garnett.  The Utility System Revenue Bonds require annual principal payments beginning on October 1, 2006 and continue through 2015.  Interest payments on these bonds are due semi-annually, at interest rates ranging from 4.6% to 5.2%.  The first interest payment was due April 1, 2006.  The Community Development Block Grant (CDBG) Bonds require semi-annual principal and interest payments beginning on July 1, 2006 and continue through 2015.  The bonds have a fixed interest rate of 2%.

Long-term obligations of the Company are summarized as follows at March 31, 2007:

Loan B	$10,998,987
Loan A	2,621,109
Utility System Revenue Bonds	485,000
CDBG Bonds	323,552
Less current portion	(3,185,028)
Long-term portion	$11,243,620

10

EAST KANSAS AGRI-ENERGY, LLC
NOTES TO UNAUDITED FINANCIAL STATEMENTS
MARCH 31, 2007

The estimated maturities of long-term debt at March 31, 2007, are as follows:

12 Month Period Ending March 31,	Amount

2008	$3,185,028
2009	3,333,310
2010	3,617,756
2011	3,638,243
2012	255,219
Thereafter	399,092
$14,428,648

NOTE 5 -                   MEMBERS’ EQUITY

As specified in the Company’s Operating Agreement, voting rights are one vote for each voting unit registered in the name of such Member as shown on the Membership Registration maintained by the Company. No Member shall directly or indirectly own or control more than 25% of the issued and outstanding voting membership interest in the Company at any time.

Income and losses of the Company shall be allocated among the Members in proportion to each Member’s respective percentage of units when compared with the total Units issued.

The Company’s cash flow shall first be applied to the payment of the Company’s operating expenses (including debt service) and then to maintenance of adequate cash reserves as determined by the board of directors in its sole discretion, and then shall be distributed from time to time to the Members in proportion to their respective percentage units. No member has the right to demand and receive any distribution from the Company other than in cash. No distribution shall be made if, as a result thereof, the Company would be in violation of any loan agreement, and of if the Company would be in violation of any loan agreement, of if the Company’s total assets would be less than the sum of its total liabilities.

Transfer, disposition or encumbrance of Capital Units is subject to certain restrictions, including approval by the board of directors.

The board of directors approved the redemption of 1,900 units from a member.  The redemption represents the member’s entire unit balance.  On May 10, 2006, the Company purchased the member’s units for a total of $3,800,000.

On March 23, 2007, the Company made a dividend distribution to its members in the amount of $132 per share, for a total payment of $2,890,536.

NOTE 6 -                   CONCENTRATION OF CREDIT RISK

The Company maintains cash balances at five financial institutions in its trade area. The accounts are secured by the Federal Deposit Insurance Corporation up to $100,000. At times, the Company’s bank balance may exceed $100,000.

11

EAST KANSAS AGRI-ENERGY, LLC
NOTES TO UNAUDITED FINANCIAL STATEMENTS
MARCH 31, 2007

NOTE 7 - COMMITMENTS AND CONTINGENCIES

On November 12, 2004, the Company entered into a Trading Agreement with United Bio Energy Trading, LLC, an affiliated related party, in which United Bio Energy Trading, LLC will provide market information and consulting services for the Company. The Company anticipates that the term of the agreement will be for at least five years and will pay a monthly fee of $6,000.

On November 12, 2004, the Company entered into a Distillers Grains Marketing Agreement with United Bio Energy Ingredients, LLC, an affiliated related party, pursuant to which United Bio Energy Ingredients, LLC will purchase all dried and wet distillers grains produced at the plant for a term of at least five years at a price of 98% of the FOB plant price United Bio Energy Ingredients, LLC charges its buyers of dried distillers grains, and 95% of the FOB plant price United Bio Energy Ingredients, LLC charges its buyers of wet distillers grains. United Bio Energy Ingredients, LLC, will use its best efforts to achieve the highest resale price available under prevailing market conditions. The Company is responsible for supplying all labor and equipment to load or unload trucks or rail cars without charge to United Bio Energy Ingredients, LLC and is required to provide storage for at least 10 days production of wet and dry distiller grains. In addition, the distiller grains must meet quality requirements so that they will meet current industry standards for primary animal feed ingredients. If the Company fails to supply distiller grains that comply with industry standards, United Bio Energy Ingredients, LLC may reject them.  The Company paid commissions of $133,308 and $78,7865 for the periods ended March 31, 2007 and 2006, respectively, related to this marketing agreement.

On November 12, 2004, the Company entered into a Raw Grains Agreement with United Bio Energy Ingredients, LLC, an affiliated related party. The Raw Grains Agreement provides for the Company to purchase all raw grains necessary for ethanol production from United Bio Energy Ingredients, LLC for a period of at least five years. Pursuant to the agreement, United Bio Energy Ingredients, LLC will use its best efforts to arrange for the purchase of grain at the lowest price available under prevailing market conditions and we will supply all labor and equipment necessary to load or unload trucks or rail cars. For its service, the Company will pay United Bio Energy Ingredients, LLC the actual cash procurement price and all reasonable and necessary expenses to get the grain to the plant plus a $.02 per bushel fee. The title, risk of loss, and responsibility for the quality of grain will transfer to the Company when it unloads the grain at the plant. Prior to that time, United Bio Energy Ingredients, LLC will bear the risk of loss. All grain delivered to the plant shall meet certain quality standards and the Company will have the option to reduce the price the Company will pay or fully reject any delivery that fails to conform to these standards, depending upon the severity of the noncompliance.  For the periods ended March 31, 2007 and 2006, the Company paid $84,583 and $72,083, respectively, in brokerage fees for grain purchases made under this agreement.

On November 12, 2004, the Company also entered into an Ethanol Agreement with United Bio Energy Fuels, LLC, an affiliated related party.  United Bio Energy Fuels, LLC changed their name to Provista Renewable Fuels Marketing, LLC (Provista).  The terms of the agreement provide that Provista will market all fuel-grade ethanol produced at our plant. In exchange, the Company agrees to pay Provista a fee of $.01 for each gallon of ethanol produced at the Company’s plant during the term of the agreement. The Company expects that the term of the agreement will be at least 5 years. Provista also agreed to use its best efforts to obtain the highest price for ethanol available under prevailing market conditions.  For the periods ended March 31, 2007 and 2006, the Company paid $109,855 and $103,481, respectively, in marketing fees for ethanol marketing under this agreement.

On November 12, 2004, the Company entered into a Management Agreement with United Bio Energy Management, LLC, a related party, in which United Bio Energy Management, LLC will supervise and direct the general operations of the plant for an anticipated period of at least five years. United Bio Energy Management, LLC will provide the services of a full-time general manager to the plant.  The Company had agreed to compensate United Bio Energy Management, LLC an annual fee of $250,000 for these services payable in monthly installments of $20,833, plus an incentive bonus based on the attainment of certain financial benchmarks. United Bio Energy Management, LLC will appoint a general manager to be based on site at our plant, and shall work exclusively for us. In the event of a dispute, the Management Agreement provides that the Company will first attempt to amicably settle any dispute or difference privately between United Bio Energy Management, LLC and the Company. If the Company cannot resolve the dispute as a result of the discussions, then the Company must submit the matter to

12

EAST KANSAS AGRI-ENERGY, LLC
NOTES TO UNAUDITED FINANCIAL STATEMENTS
MARCH 31, 2007

non-binding mediation. In the event that the dispute is not settled through mediation, the matter must be resolved by non-appealable arbitration in accordance with the rules of the American Arbitration Association as applicable in the State of Kansas. The determination of the arbitrator is expected to be final and may not be appealed to any court. The prevailing party in any arbitration proceeding is entitled to recover reasonable attorneys’ fees and expenses incurred. The agreement commenced during March 2005.  For the period ended March 31, 2006, the Company incurred costs of $269,009 related to this agreement including reimbursable expenses. On December 13, 2006 the Company reached an agreement with United Bio Energy Management, LLC to terminate the above Management Agreement effective December 31, 2006.  The Company has agreed to continue participating in the UBE Plant Manager Program and Group Buying Program for a monthly fee of $10,000 for a term of one year, with the first monthly installment due and payable on January 1, 2007.

On December 1, 2006, the Company entered into an agreement with Jade Millrights, Inc. for construction of a grain bin for $905,100.  As of March 31, 2007, the Company has incurred $737,786 related to the agreement and $120,702 of additional expenses related to the project, none of which are included in accounts payable.

The following is a schedule of the annual commitments related to the above agreements.

12 months ending March,

2008	$512,775
2009	404,108
2010	398,108
2011	332,108
2012	332,108
Thereafter	1,022,332

$3,001,539

The Company is involved in various claims arising in the normal course of business.  Management believes that any financial responsibility that may be incurred would not be material and therefore no additional accrual is deemed necessary.

NOTE 8 -                   SALE / LEASEBACK TRANSACTION

On December 20, 2005, the Company completed an industrial revenue bond financing with the City of Garnett, Kansas that will provide property tax savings for 10 years on the plant site.  As part of the financing, title to the plant site and improvements have been transferred to the City of Garnett, Kansas, as security for the repayment of the bonds, and the Company is leasing back the site in an amount that is equal to the amount of the principal and interest to be paid on The City of Garnett, Kansas bonds.  Home Federal Savings Bank consented to this transaction, and the bonds have been pledged to Home Federal Savings Bank as security for any obligations under the Home Federal Savings Bank Credit Agreement.  As part of the financing, the Company paid the bond underwriter, Gilmore & Bell, P.C. $40,000.  The maximum principal amount of the bonds is $50,000,000.  The bonds were initially issued in the principal amount of $47,866,117, which is the amount of the Company’s expenditures on the plant as of December 20, 2005.  The additional $2,133,883 is available for future capital project costs.

The $40,000 of financing fees paid to the bond underwriter and $23,656 of legal and other cost associated with the bond closing will be amortized over the approximately 10.5 year life of the bonds.  A total of $1,512 and $1,433 of

13

EAST KANSAS AGRI-ENERGY, LLC
NOTES TO UNAUDITED FINANCIAL STATEMENTS
MARCH 31, 2007

amortization expense related to these costs was recognized during the periods ended March 31, 2007 and 2006, respectively.

From the proceeds of the bond, the Company purchased the bonds as an investment.  The Company, as holder of the industrial revenue bonds, is due interest at 8.0% per annum with interest payable semi-annually on June 1st and December 1st, commencing June 1, 2006.  The interest income is directly offset by the lease payments on the plant.  Both the bond and the corresponding lease have terms commencing December 20, 2005 and terminating on June 1, 2016.  The entire outstanding principal is due upon termination of the bonds.  The outstanding principal at March 31, 2007 was $47,866,117.  The lease qualifies as a capital lease.  Interest income recognized on the Industrial Revenue Bonds for the periods ended March 31, 2007 and 2006 was $957,322 and $944,208, respectively.  These amounts are equal to the lease expense of the plant for those periods.

Future debt service requirements on the Industrial Revenue Bonds at March 31, 2007 are as follows:

12 months ending	Interest
March 31,	Rate	Principal	Interest	Total

2008	8%	$—	$3,829,289	$3,829,289
2009	8%	—	3,829,289	3,829,289
2010	8%	—	3,829,289	3,829,289
2011	8%	—	3,829,289	3,829,289
2012	8%	—	3,829,289	3,829,289
Thereafter	8%	47,866,117	17,231,803	65,097,920

Totals		$47,866,117	$36,378,248	$84,244,365

Amount representing interest				(36,378,248)

Long-Term Obligation				$47,866,117

NOTE 11 — RETIREMENT PLAN

During 2005, the Company began a SIMPLE 401(k), Savings Incentive Match Plan for Employees, retirement plan for all eligible employees.  All employees are eligible to participate in the plan.  The Company makes a matching contribution of 3% of participants’ eligible wages.  The employees are fully vested upon contribution to the plan.  The Company match for the periods ended March 31, 2007 and 2006 was $13,034 and $9,359, respectively.

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ITEM 2.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION.

We prepared the following discussion and analysis to help you better understand our financial condition, changes in our financial condition, and results of operations for the three-month period ended March 31, 2007, compared to the same period of the prior fiscal year.  This discussion and analysis should be read in conjunction with the financial statements and notes to financial statements included elsewhere in this report and the information contained in our annual report on Form 10-KSB for the fiscal year ended December 31, 2006

Forward Looking Statements

This report contains or incorporates by reference “forward-looking statements” that involve future events, our future performance and our expected future operations and actions.  In some cases you can identify forward-looking statements by the use of words such as “may,” “will,” “should,” “anticipate,” “believe,” “expect,” “plan,” “future,” “intend,” “could,” “estimate,” “predict,” “hope,” “potential,” “continue,” or the negative of these terms or other similar expressions.  These forward-looking statements are only our predictions and involve numerous assumptions, risks and uncertainties, including, but not limited to those described in the “Risk Factors” section of our Annual Report on Form 10-KSB, those listed below and those business risks and factors described elsewhere in this report and our other Securities and Exchange Commission filings.

•                  Projected growth, overcapacity or contraction in the ethanol market in which we operate;

•                  Fluctuations in the price and market for ethanol and distillers grains;

•                  Changes in plant production capacity, variations in actual ethanol and distillers grains production from expectations or technical difficulties in operating the plant;

•                  Availability and costs of products and raw materials, particularly corn and natural gas;

•                  Changes in our business strategy, capital improvements or development plans for expanding, maintaining or contracting our presence in the market in which we operate;

•                  Changes in interest rates and the availability of credit to support capital improvements, development, expansion and operations;

•                  Our ability to market and our reliance on third parties to market our products;

•                  Our ability to distinguish ourselves from our current and future competition;

•                  Changes to infrastructure, including

•                  expansion of rail capacity,

•                  increases in truck fleets capable of transporting ethanol within localized markets,

•                  additional storage facilities for ethanol, expansion of refining and blending facilities to handle ethanol,

•                  growth in service stations equipped to handle ethanol fuels, and

•                  growth in the fleet of FFVs capable of using E85 fuel;

•                  Changes in or elimination of governmental laws, tariffs, trade or other controls or enforcement practices such as:

•                  national, state or local energy policy;

•                  federal ethanol tax incentives;

•                  legislation mandating the use of ethanol or other oxygenate additives;

•                  state and federal regulation restricting or banning the use of MTBE; or

•                  environmental laws and regulations that apply to our plant operations and their enforcement;

•                  Increased competition in the ethanol and oil industries;

•                  Fluctuations in US oil consumption and petroleum prices;

•                  Changes in general economic conditions or the occurrence of certain events causing an economic impact in the agriculture, oil or automobile industries;

•                  The availability and adequacy of our cash flow to meet our requirements, including repayment of debt;

•                  Our liability resulting from litigation;

•                  Our ability to retain key employees and maintain labor relations;

•                  Changes and advances in ethanol production technology; and

•                  Competition from alternative fuels and alternative fuel additives.

15

Our actual results or actions could and likely will differ materially from those anticipated in the forward-looking statements for many reasons, including the reasons described in this report.  We are not under any duty to update the forward-looking statements contained in this report.  We cannot guarantee future results, levels of activity, performance or achievements.  We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this report.  You should read this report and the documents that we reference in this report and have filed as exhibits, completely and with the understanding that our actual future results may be materially different from what we currently expect.  We qualify all of our forward-looking statements by these cautionary statements.

Overview

East Kansas Agri-Energy, L.L.C. was formed as a Kansas limited liability company on October 16, 2001.  References to “we”, “us”, “our” and “East Kansas” refer to East Kansas Agri-Energy, L.L.C.  Our principal business office is currently located at 1304 South Main Street, Garnett, Kansas 66032.  We are managed by a 11 member board of directors.

Since June 2005, we have been engaged in the production of ethanol and distillers grains.   We purchase all of our corn and milo from United Bio Ingredients, LLC, an affiliate of US BioEnergy Corporation.  Our revenues are derived from the sale and distribution of our ethanol and distillers grains, which are sold to United Bio Energy Fuels, LLC (also an affiliate of US BioEnergy Corporation) and United Bio Energy Ingredients, LLC, respectively, which subsequently markets and sells our products.  The principal markets for our ethanol are regional petroleum terminals located in major population centers in Kansas and neighboring states, including such cities as Kansas City, Missouri; Wichita, Kansas; Tulsa, Oklahoma; and St. Louis, Missouri.

Our operating results are largely driven by the prices at which we sell ethanol and distillers grain and the costs related to their production.  Historically, the price of ethanol has fluctuated with the price of petroleum-based products such as unleaded gasoline, heating oil, and crude oil.  The price of distillers grains is primarily influenced by the price of corn as a substitute livestock feed.  We expect these price relationships to continue for the foreseeable future. In addition, our revenues are also impacted by such factors as our dependence on one or a few major customers who market and distribute our products; the intensely competitive nature of our industry; possible legislation at the federal, state, and/or local level; changes in federal ethanol tax incentives.

Our largest costs of production are corn, natural gas, and manufacturing chemicals.  The cost of corn is affected primarily by supply and demand factors such as crop production, carryout, exports, government policies and programs, risk management and weather, much of which we have no control.  Recently, the increased production of ethanol has placed upward pressure on the price and supply of corn, resulting in higher than normal corn prices.  Natural gas prices fluctuate with the energy complex in general.  Over the last few years, natural gas prices have trended higher than average and it appears prices will continue to trend higher due to the high price of alternative fuels such as fuel oil.  Our costs of production are affected by the cost of complying with the extensive environmental laws that regulate our industry.

Results of Operations for the Three Months Ended March 31, 2007 and 2006

The following table shows the results of our operations and the percentage of revenues, cost of sales, operating expenses and other items to total revenues in our statements of operations for the fiscal quarters ended March 31, 2007 and 2006:

	March 31, 2007		March 31, 2006
Income Statement Data	Amount	% of Revenues	Amount	% of Revenues

Revenues	$25,605,171	100%	$21,696,528	100%
Cost of Sales	$21,504,500	84%	$14,641,273	67%
Gross Profit	$4,100,671	16%	$7,055,255	33%

Operating Expenses	$842,011	3%	$875,049	4%
Operating Income	$3,258,660	12%	$6,180,206	28%

Other Income (Expense)	$(272,651)	(1)%	$(543,317)	(3)%
Net Income	$2,986,009	12%	$5,636,889	26%

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Revenues.  Our revenues from operations come from three primary sources:  ethanol sales, distillers grain sales and ethanol incentive payments from the State of Kansas.  The following table shows the sources of our revenues for the fiscal quarters ended March 31, 2007 and 2006:

	March 31, 2007		March 31, 2006
Revenue Sources	Amount	% of Revenues	Amount	% of Revenues

Ethanol Sales	$21,655,139	85%	$18,302,574	84%
Distillers Grains Sales	$3,950,032	15%	$2,713,124	13%
Ethanol Incentive Payments	$0	0%	$455,671	3%
Total Revenues	$25,605,171	100%	$21,696,528	100%

The increase in revenues from the three months ended March 31, 2007 compared to the three months ended March 31, 2006 is due primarily to an increase in the price of ethanol sold and an increase in volume due to changes made to the plant.  The average price per gallon of ethanol sold increased approximately 12% in the three months ended March 31, 2007 compared to the three months ended March 31, 2006.  Volume of ethanol sold in the three months ended March 31, 2007 was 6% more than in the three months ended March 31, 2005.  Revenue from sales of our co-products also increased by 46% in the three months ended March 31, 2007 compared to the three months ended March 31, 2006, primarily due to increasing cost of corn as a comparable feed product and the product mix between wet and dry distiller’s grains.

We continued to enjoy very favorable ethanol prices during the first quarter of 2007.  The favorable market price for ethanol is primarily due to high demand for ethanol, created by a number of factors, including the declining use of MTBE as an oxygenate, and the current price of gasoline.  However, we cannot guarantee that the price of ethanol will not significantly decrease due to factors beyond our control.

Management expects ethanol prices to remain higher than historical averages in the short-term.  Based on existing market conditions, we expect favorable pricing to continue at least through the end of our second fiscal quarter because the price of unleaded gasoline is expected to remain at or above its current price levels as we enter the peak summer driving season. In order to sustain these higher price levels, however, management believes the industry will need to continue to grow demand to offset the increased supply brought to the marketplace by additional production.  According to the Renewable Fuels Association, there are currently 116 ethanol plants in operation nationwide that have the capacity to annually produce approximately 5.91 billion gallons of ethanol.  In addition, planned expansion of existing plants and current construction of new plants is expected to add approximately 6.60 billion gallons of yearly nationwide production capacity.  This is likely to lead to a significant increase in the supply of ethanol.

In April 2007, a final rule was adopted fully implanting the provisions of the Renewable Fuels Standard as contained in the Energy Policy Act of 2005.  The Renewable Fuels Standard requires the fuel blending industry to blend 4.7 billion gallons of renewable fuels in 2007.  This amount increases incrementally to 7.5 billion gallons by the year 2012.  The Renewable Fuels Standard is not likely to have a significant impact on the supply and demand relationship in the ethanol industry due to the fact that production capacity in the ethanol industry is currently 1.2 billion gallons more than the 2007 requirement.  This trend is likely to continue in the future such that it is not likely the Renewable Fuels Standard will significantly increase demand for ethanol.  If this is the case, the ethanol industry will have to generate its own demand for its product based on competitive advantages ethanol may have over other renewable fuels and conventional petroleum based fuel sources.  If the ethanol industry cannot grow sufficient demand to offset current and future increases in ethanol supply, the price of ethanol will decline which would affect our revenues.

17

In the short term, however, we expect ethanol prices will be positively impacted by increased consumer acceptance and exposure of ethanol.  Renewable fuels use has become an important issue in both federal and state government which has lead to an outpouring of support for the ethanol industry.  Many states are pursuing increased use of renewable fuels.  The price of ethanol is also favorably impacted by current higher petroleum prices.  If the price of gasoline continues to trend higher, consumers may look for lower priced alternative fuels.  This presents the ethanol industry the opportunity to increase its market share through a competitive price advantage over the price of petroleum.  This is the type of voluntary ethanol blending and increased market share that will be required to support current ethanol prices.  The Consumer Federation of America published a report that states that consumers could save up to $0.08 per gallon at the pump if ethanol were blended at 10%.  Since ethanol blended fuel is currently a less expensive alternative for consumers, the demand for such ethanol-blended fuel could increase, thus increasing the overall demand for ethanol.  This could positively affect our earnings.

We expect ethanol prices may also be positively impacted by increased ethanol demand as blenders and refineries increase their use of ethanol in response to environmental liability concerns about MTBE.  Although the Energy Policy Act of 2005 effectively eliminated reformulated gasoline (“RFG”) requirements with the enactment of the national renewable fuel standard, federal air quality laws in some areas of the country still require the use of RFG.  Historically, RFG has been formulated with either MTBE or ethanol.  Ethanol has emerged as the replacement of choice for MTBE which as lead to some increased demand for ethanol.

We received no income from the United States Department of Agriculture’s Commodity Credit Corporation Bioenergy Program for the three month ending March 31, 2007 compared to income of $225,160 for the same period in 2006.  This significant decrease is a result of termination of the program on June 30, 2006.

We received no income from the State of Kansas through the Kansas Qualified Agricultural Ethyl Alcohol Producer’s Program for the three months ended March 31, 2007, compared to income of $455,671 received for the same period in 2006.  The decrease in payments during the three months ending March 31, 2007, as compared to 2006, is due to program timing and the reduction of state incentive funds. We do not expect more than minimal payments under this program for our 2007 fiscal year.

Cost of Sales.   Our cost of sales as a percentage of revenues was 84% and 67% for the three months ended March 31, 2007 and 2006, respectively.  Our cost of sales increased by approximately $6,863,227 in the three months ended March 31, 2007 as compared to the three months ended March 31, 2006, even though our revenue only increased by approximately $3,908,643.  This significant increase in the cost of sales is primarily a result of significantly higher corn prices.  Our total corn costs increased by approximately 79% for the three months ended March 31, 2007 as compared to the same period of 2006.  With the increased demand for corn from increased ethanol production, we expect to have high corn prices throughout the fiscal year 2007.  These high corn prices might be mitigated somewhat due to increased corn planting in the 2007 growing season.  Farmers are expected to respond to these high corn prices by planting more than 90.5 million acres of corn, an approximately 15% increase over the corn production acres for the 2006 growing season.  This is expected to increase the number of bushels of corn produced to approximately 13 billion bushels from the 2007 growing season.  If this is the case, it could offset some of the additional corn demand from the ethanol industry.  Management however expects to continue to endure high corn prices into the near future.

For the three months ended March 31, 2007, our natural gas costs decreased by approximately 34%.  This decrease is due to a similar decrease in the price of natural gas. Our natural gas consumption decreased by approximately 1% for the three months ended March 31, 2007 as compared to the same period of 2006.

We engage in hedging activities with respect to corn, natural gas, and ethanol sales.  We recognize the gains or losses that result from the changes in the value of our derivative instruments in cost of goods sold as the changes occur.  As corn and natural gas prices fluctuate, the value of our derivative instruments are impacted, which affects our financial performance.  We partially offset these losses with the cash price we paid for corn.  We anticipate continued volatility in our cost of goods sold due to the timing of the changes in value of the derivative instruments relative to the cost and use of the commodity being hedged.

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Operating Expenses.  Our operating expenses as a percentage of revenues were consistent from period to period.  These percentages were 3% and 4% for the three months ended March 31, 2007 and 2006, respectively.  We expect that these expenses will remain constant and keep in line with sales and production.

Operating Income.  Our income from operations for the three months ended March 31, 2007 was 12% of revenues compared to 28% of revenues for the three months ended March 31, 2006.  This was a result of increased corn prices and their result on our cost of sales.

Other Income (Expense).  We had other expense totaling $272,651 for the three months ended March 31, 2007 compared to other expenses totaling $543,317 for the three months ended March 31, 2007.  This change was primarily a result of a decrease in interest expense, as partially offset by an increase in plant lease interest expense.  Our interest income was substantially the same for the three month period ended March 31, 2007 as March 31, 2006.  Our interest expense decreased to $308,530 for the three months ended March 31, 2007 from $576,182 for the three months ended March 31, 2006.  This decrease is a result of a reduction in both the principal amount outstanding on the loans and the interest rate that we are charged.   Our plant lease interest expense increased to $957,322 for the three months ended March 31, 2007 from $944,208.

Changes in Financial Condition for the Three Months Ended March 31, 2007

The following table highlights the changes in our financial condition for the three months ended March 31, 2007:

	March 31, 2007	December 31, 2006
Current Assets	$12,892,208	$13,149,554
Current Liabilities	$6,266,337	$5,859,819
Long-Term Debt	$11,243,620	$12,059,916
Lease Obligation	$47,886,117	$47,866,117
Members’ Equity	$45,017,262	$44,921,789

Current Assets.  Current assets totaled $12,892,208 at March 31, 2007 down from $13,149,554 at December 31, 2006.  The decrease in current assets primarily is the result of a decrease in our investment in commodity contracts which was $258,628 at March 31, 2007 compared to $1,345,752 at December 31, 2006, partially offset by an increase in interest receivable which was $1,279,620 at March 31, 2007 compared to $319,107 at December 31, 2006.  In addition, our cash and cash equivalents decreased to $3,593,511 at March 31, 2007 compared to $5,281,272 at December 31, 2006.  This decrease is primarily a result of decreased cash on hand due to a distribution of $132 per unit paid out in March 2007.

Current Liabilities.  Current liabilities totaled $6,266,337 at March 31, 2007, up from the $5,859,819 at December 31, 2006.  This change is largely due to an increase in accrued interest which totaled $1,323,350 at March 31, 2007 up from $363,742 at December 31, 2006, partially offset by a decrease in trade and related parties accounts payable which combined was $1,274,653 for the three months ended March 31, 2007 and $1,979,857 at December 31, 2006.

Long-Term Debt.  Long-term debt, net of current maturities, totaled $12,892,208 at March 31, 2007, down from $12,059,916 at December 31, 2006, due to our regularly scheduled loan payments, reductions to the principal amounts due to the free flow cash covenants of our credit agreement and a reduction required when we renegotiated our credit facility with Home Federal Savings Bank.

Capital Lease Obligation.  Our capital lease obligation totaled $47,866,117 for the three months ended March 31, 2007 as well as for the period ended December 31, 2006.

Members’ Equity.  The members’ contributions are $24,707,100.  Retained earnings as of March 31, 2007 is $24,110,162 compared to $24,014,689 at December 31, 2006.  Total members’ equity as of March 31, 2007, is $45,017,262 up from $44,921,789 at December 31, 2006.

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Plant Operations

Management anticipates our plant will continue to operate at or above name-plate capacity of 40 million gallons per year for the next 12 months.  We expect to have sufficient cash from cash flow generated by continuing operations, current lines of credit through our revolving promissory note, and cash reserves to cover our usual operating costs over the next 12 months, which consist primarily of corn supply, natural gas supply, staffing, office, audit, legal, compliance, working capital costs and debt service obligations.  A number of factors that are outside of our control affect our operating costs and revenues, including, but not limited to, the following:

•                  Changes in the availability and price of corn;

•                  Changes in the federal ethanol tax incentives;

•                  Changes in the environmental regulations that apply to our plant operations;

•                  Increased competition in the ethanol industry;

•                  Changes in interest rates or the availability of credit;

•                  Changes in our business strategy, capital improvements or development plans;

•                  Changes in plant production capacity or technical difficulties in operating the plant;

•                  Changes in general economic conditions or the occurrence of certain events causing an economic impact in the agriculture, oil or automobile industries;

•                  Changes in the availability and price of natural gas;

•                  Increases or decreases in the supply and demand for distillers grains; and

•                  Changes in federal and/or state laws (including the elimination of any federal and/or state ethanol tax incentives).

Liquidity and Capital Resources

Our liquidity needs are primarily met through internally generated cash flow.  Our primary uses of cash are cost of sales, operating expenses, debt service and capital expenditures.  The following table shows cash flows for the three months ended March 31, 2007 and 2006:

	March 31, 2007	March 31, 2006
Net cash provided by (used in) operating activities	$3,071,127	5,437,002
Net cash provided by (used in) investing activities	$(1,160,552)	(962,116)
Net cash provided by (used in) financing activities	$(3,598,336)	(2,244,586)

Cash Flow Provided By Operations.  Our operating activities for the three months ended March 31, 2007, generated $3,071,127 of net cash flow, down from $5,437,002 in 2006 primarily due to a decrease in net income of $2,986,009 in 2007 as compared to $5,636,889 in 2006.  In addition, we used approximately $1,093,184 in cash for inventory in 2007 as opposed to receiving $163,045 from inventory in 2006.  The net cash from operating activities primarily includes net income from operations, adjusted for depreciation and amortization of $879,176.

Cash Flow Used In Investing Activities.  We used $1,160,552 of cash for investing activities for the three months ended March 31, 2007, up from the $962,116 we used in the three months ended March 31, 2006.  This increase was primarily due to our expansion of our grain storage facilities.

We estimate that approximately $3.5 million in capital expenditures will be made in the next twelve months, all of which are expected to be financed from a portion of cash flows from operations or from cash provided through a revolving credit agreement with Home Federal Savings Bank.

Cash Flow Used In Financing Activities.  Cash used for financing activities increased for the three months ended March 31, 2007 as compared to the cash used for financing activities for the three months ended March 31, 2006.  The increase was primarily due to more aggressive repayment of our loans.    We also made $2.9 million in

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aggregate cash distributions to our members during the three months ended March 31, 2007 as compared to $0 in the three months ended March 31, 2006.

Management anticipates sufficient cash flow from operating activities and revolving debt to cover debt service obligations, operations and planned capital expenditures for the next 12 months.

Indebtedness

Short-Term Debt.  We maintain a revolving line of credit with Home Federal Savings Bank of Rochester, Minnesota, to finance short-term working capital requirements.  Under the revolving line of credit, we may borrow up to a maximum of $4,000,000 through December 31, 2007.  As of March 31, 2007, there was no outstanding balance on the revolving line, although we may access these funds in the future.  Beginning on January 1, 2008, the maximum available credit balance will be reduced by $400,000 each year until the revolving line expires.  Interest on the revolving line of credit is at prime.  The revolving line of credit expires on September 30, 2010 and is payable in full on October 1, 2010.

Long-Term Debt.  On November 23, 2004, we entered into a Credit Agreement with Home Federal Savings Bank of Rochester, Minnesota, establishing a construction loan facility in the amount of $26,000,000 and secured by substantially all of our assets. We converted the construction loan into two term loans on September 20, 2005, consisting of (1) a $21,000,000 conventional term loan (“Loan B”), and (2) a $5,000,000 term loan with a potential USDA guarantee of up to 80% of the loan value (“Loan A”).  The $5,000,000 loan has an amortization period and maturity date of 10 years.  We make monthly payments of principal and interest on the $5,000,000 loan at an interest rate of prime.  The $21,000,000 conventional loan has an amortization period of ten years but will mature at the end of five years.  We make monthly payments of principal and interest on the $21,000,000 loan at a rate equal to prime.  We pay a $20,000 annual administration fee for the credit facility.  As of March 31, 2007, the principal balance on Loan A was $2,621,109 and the principal balance on the Loan B was $10,998,987.  At March 31, 2007, the effective interest rate for both loans was 8.25%.  As interest rates increase, we will incur higher interest payments, which could adversely affect our net income.

During the term of the loan, all our deposit accounts must be maintained at Home Federal Savings Bank.  We are subject to certain financial loan covenants consisting of minimum working capital, minimum fixed charge coverage, minimum current ratio, minimum debt service, minimum net worth and maximum debt to net worth covenants during the term of the loan.  We are also prohibited from making distributions to our members; however, we are allowed to distribute 50% of our net income to our members after our lender has received audited financial statements for the fiscal year.  If we meet certain financial ratio requirements, we may distribute an additional 10% of net income.  We must be in compliance with all financial ratio requirements and loan covenants before and after any distributions to the members.  The lender temporarily waived, through December 31, 2007, certain minimum net worth and maximum debt to net worth covenants.  With the waiver, we are in compliance with the applicable loan covenants as of March 31, 2007.

Industrial Revenue Bonds.  On December 20, 2005, we completed an industrial revenue bond financing with the City of Garnett, Kansas, which we expect to provide property tax savings for 10 years on the plant site.  The maximum principal amount of the bonds is $50,000,000, of which $47,866,117 is outstanding as of March 31, 2007.  Additional costs of $2,133,883 are planned and are expected to be eligible for submission for the bond trustee for additional bond issuances.  As holder of the industrial revenue bonds, we are due interest at 8.0% per annum with interest payable semi-annually on June 1st and December 1st.  This interest income is directly offset by the lease payments we pay on the plant.  We and the City of Garnett have waived the payment of the lease payments and the interest income amounts since they offset; however, they are recorded for accounting purposes.  Both the bond and the corresponding lease have 10-year terms which expire June 1, 2016.  The entire outstanding principal is due upon termination of the bonds.

Waste Water Bond Financing.  We financed our waste water reuse facility through two bonds issued by the City of Garnett - Utility System Revenue Bonds (“USR Bonds”) and Community Development Block Grant Bonds (“CDBG Bonds”).  The USR Bonds require annual principal payments beginning on October 1, 2006 and continue through 2015.  Interest on USR Bonds is at rates ranging from 4.6% to 5.2% and is due semi-annually beginning April 1, 2006.  The CDBG Bonds require semi-annual principal and interest payments beginning on July 1, 2006

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and continue through 2015, at a fixed interest rate of 2%.  As of March 31, 2007, the principal balance on the USR Bonds was $485,000 and the principal balance on the CDBG Bonds was $323,552.

Contractual Obligations and Commercial Commitments.  There was no material changes in our contractual obligations and commercial commitments during the three months ended March 31, 2007.

Distribution to Unit Holders

The loan agreement with Home Federal Savings Bank limits distributions to our members; except we may distribute up to 50% of our net income if our lender has received audited financial statements for the fiscal year demonstrating our compliance with all financial ratio requirements and loan covenants before and after any distributions to the members.  We take all of these factors into consideration, in addition to our anticipated cash requirements for future operations, in evaluating the propriety of any future distributions to members.

On March 21, 2007, our board of directors approved a cash distribution of $132 per unit to the holders of membership units of record at the close of business on December 31, 2006 for a total payment of $2,890,536.  We expect that this distribution will not affect our ability to maintain financial covenants and meet operating costs.

Application of Critical Accounting Estimates

There was no material changes in our accounting estimates during the three months ended March 31, 2007.

Off Balance Sheet Arrangements.

We do not have any off-balance sheet arrangements.

ITEM 3.                    QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

We are exposed to the impact of market fluctuations associated with commodity prices as discussed below.  We have no exposure to foreign currency risk as all of our business is conducted in U.S. Dollars. We use derivative financial instruments as part of an overall strategy to manage market risk. We use cash, futures and option contracts to hedge changes to the commodity prices of corn, natural gas and ethanol. We do not enter into these derivative financial instruments for trading or speculative purposes, nor do we designate these contracts as hedges for accounting purposes pursuant to the requirements of SFAS 133, Accounting for Derivative Instruments and Hedging Activities.

Commodity Price Risk

We are also exposed to market risk from changes in commodity prices.  Exposure to commodity price risk results from our dependence on corn and natural gas in the ethanol production process and from fluctuations in the price of ethanol that we sell.  We seek to minimize the risks from fluctuations in the prices of corn, natural gas and ethanol through the use of hedging instruments.  In practice, as markets move, we actively manage our risk and adjust hedging strategies as appropriate.  Although we believe our hedge positions accomplish an economic hedge against our future purchases, they are not designated as such for hedge accounting purposes, which would match the gain or loss on our hedge positions to the specific commodity purchase being hedged.  We are marking to market our hedge positions, which means as the current market price of our hedge positions changes, the gains and losses are immediately recognized in our cost of sales.

The immediate recognition of hedging gains and losses can cause net income to be volatile from quarter to quarter due to the timing of the change in value of the derivative instruments relative to the cost and use of the commodity being hedged.  We recorded a net loss of approximately $1,087,124 related to derivative instruments for the three months ended March 31, 2007.  We recorded a net loss of approximately $489,289 related to derivative instruments for the three months ended March 31, 2006.  There are several variables that could affect the extent to which our derivative instruments are impacted by price fluctuations in the cost of corn, natural gas or ethanol.  However, it is likely that commodity cash prices will have the greatest impact on the derivatives instruments with delivery dates nearest the current cash price.

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To manage our corn price risk, our hedging strategy is designed to establish a price ceiling and floor for our corn purchases.  We have taken a net long position on our exchange traded futures and options contracts, which allows us to offset increases or decreases in the market price of corn.  The upper limit of loss on our futures contracts is the difference between the contract price and the cash market price of corn at the time of the execution of the contract. The upper limit of loss on our exchange traded and over-the-counter option contracts is limited to the amount of the premium we paid for the option.

We estimate that our expected corn usage is approximately 14 million bushels per year for the production of 40 million gallons of ethanol.  We have price protection for approximately 80% of our expected corn usage for fiscal year ended December 31, 2007 using CBOT futures and options and Over the Counter option contracts.  As we move forward, additional protection may be necessary.  As corn prices move in reaction to market trends and information, our income statement will be affected depending on the impact such market movements have on the value of our derivative instruments.  As we move forward, additional price protection may be required to solidify our margins into fiscal year 2008.  Depending on market movements, crop prospects and weather, these price protection positions may cause immediate adverse effects, but are expected to produce long-term positive growth for us.

We have price protection in place for approximately 10% of our natural gas needs for fiscal year ended December 31, 2007 using CBOT futures and options and Over the Counter option contracts.    As we move forward, additional price protection may be required to solidify our margins into fiscal year 2008.  However, we may not be able to secure natural gas for prices less than current market price and we may not recover high costs of production resulting from high natural gas prices, which may raise our costs of production and reduce our net income.

A sensitivity analysis has been prepared to estimate our exposure to corn and natural gas price risk. The table presents the fair value of our derivative instruments as of March 31, 2007 and December 31, 2006 and the potential loss in fair value resulting from a hypothetical 10% adverse change in such prices. The fair value of the positions is a summation of the fair values calculated by valuing each net position at quoted market prices as of the applicable date. The results of this analysis, which may differ from actual results, are as follows:

	Fair Value	Effect of Hypothetical Adverse Change — Market Risk
March 31, 2007	$258,628	$(25,863)
December 31, 2006	$1,345,752	$(134,575)

ITEM 4.                    CONTROLS AND PROCEDURES.

We maintain disclosure controls and procedures designed to ensure that information required to be disclosed in our reports under the Securities and Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms. These disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that the information required to be disclosed is accumulated and communicated to management, including our Principal Executive Officer and Principal Financial Officer, to allow for timely decisions regarding required disclosure.   In designing and evaluating the disclosure controls and procedures, the Principal Executive Officer and Principal Financial Officer recognize that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, and management is necessarily required to apply judgment in evaluating the cost-benefit relationship of possible controls and objectives.

Our management (including the Principal Executive Officer and Principal Financial Officer) has evaluated the effectiveness of our disclosure controls and procedures (as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as of the end of the period covered by this Quarterly Report on Form 10-Q.  Based on such evaluation, The Principal Executive Officer and Principal Financial Officer have agreed that, as of the end of such period, our disclosure controls and procedures are effective in recording, processing, summarizing and reporting, on a timely basis, information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act.

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Our management (including the Principal Executive Officer and Principal Financial Officer) has reviewed and evaluated any changes in our internal control over financial reporting that occurred as of March 31, 2007 and there has been no change that has materially affected or is reasonably likely to materially affect our internal control over financial reporting.

PART II — OTHER INFORMATION

ITEM 1.                LEGAL PROCEEDINGS.

No material developments have occurred in the three months ended March 31, 2007.

ITEM 1A.           RISK FACTORS.

There have been no material changes from the factors discussed in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-KSB for the year ended December 31, 2006.  In addition to the other information set forth in this report, you should carefully consider the factors discussed in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-KSB for the year ended December 31, 2006, which could materially affect our business, financial condition or future results. The risks described in our Annual Report on Form 10-KSB are not the only risks facing us.  Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results.

ITEM 2.                UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.

None.

ITEM 3.                DEFAULTS UPON SENIOR SECURITIES.

None.

ITEM 4.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 5.                OTHER INFORMATION.

None.

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ITEM 6.                    EXHIBITS.

The following exhibits are filed as part of this report.  Exhibits previously filed are incorporated by reference, as noted.

Exhibit No.	Exhibit
31.1	Certificate Pursuant to 17 CFR 240.13(a)-14(a)

31.2	Certificate Pursuant to 17 CFR 240.13(a)-14(a)

32.1	Certificate Pursuant to 18 U.S.C. Section 1350

32.2	Certificate Pursuant to 18 U.S.C. Section 1350

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAST KANSAS AGRI-ENERGY, LLC

Date:	May 11, 2007	/s/ William R. Pracht
William R. Pracht
President (Principal Executive Officer)

Date:	May 11, 2007	/s/ Thomas D. Leitnaker
Thomas D. Leitnaker
Chief Financial Officer (Principal Financial & Accounting Officer)

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EAST KANSAS AGRI-ENERGY, LLC

PROXY

SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF MEMBERS TO BE HELD ON           , 2007

MEMBER NAME:

NUMBER OF MEMBERSHIP UNITS:

Vote by Mail or Facsimile:

1)  Read the Proxy Statement

2)  Check the appropriate boxes below

3)  Sign and date the proxy card

4)  Return the proxy card in the envelope provided or via fax to (785) 448-2884 no later than 1:00 p.m. on             ,           .

The undersigned hereby appoints William R. Pracht, Chairman and Jill A. Zimmerman, Secretary, and each of either of them, with the power of substitution, as proxies to represent the undersigned and to vote as designated below, at the Special Meeting of Members to be held on           ,           , 200  , at the Anderson County Junior/ Senior High School in Garnett, Kansas, and at adjournment thereof, on any matters coming before the meeting.

Said proxies will vote on the proposals set forth in the notice of special meeting and proxy statement as specified on this card. if a vote is not specified, said proxies will vote in favor of the proposals listed below. If any other matters properly come before the special meeting, said proxies will vote on such matters in accordance with the recommendations of the board of directors except to the extent that such matters would include substantive matters presented by the company that would otherwise be required to be separately set out by the company on the proxy card.

The board of directors unanimously recommends that you vote “FOR” the proposals.

1.       For approval of the proposed amendments to the Amended and Restated Operating Agreement of East Kansas Agri-Energy, LLC contained in the Second Amended and Restated Operating Agreement and adoption of the Second Amended and Restated Operating Agreement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.       For approval of the Reclassification of units held by unit holders who are the record holders of 20 or more units into Class A units, the units held by unit holders who are the record holders of not more than 19 or fewer than 10 units into Class B units, and the units held by unit holders who are the record holders of 9 or fewer units into Class C units.

☐ FOR	☐ AGAINST	☐ ABSTAIN

You are encouraged to specify your choices by marking the appropriate boxes above. This proxy card, if signed and returned, will be voted in accordance with your instructions above and authorizes the Proxies to take action in their discretion upon other matters that may properly come before the meeting. The Proxies cannot vote your units unless you sign and return this card.

If any of the proposed matters listed above are not approved, the board, in its discretion, may determine not to implement the reclassification or any or all of the proposed amendments that our members otherwise approved.

Please sign exactly as your name appears on your unit certificate. When units are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date:

Signature of Unit Holder

Date:

Signature of Joint Unit Holder